FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST SEMIANNUAL REPORT

TABLE OF CONTENTS



 Letter to Contract Owners .................................     2
 A Word About Risk .........................................     5
 Important Notes to Performance Information ................     6
 Fund Summaries
  Franklin Aggressive Growth Securities Fund ...............     7
  Franklin Global Communications Securities Fund  ..........    13
  Franklin Global Health Care Securities Fund ..............    19
  Franklin Growth and Income Securities Fund ...............    23
  Franklin High Income Fund ................................    29
   Prospectus Supplement ...................................    34
  Franklin Income Securities Fund ..........................    35
  Franklin Large Cap Growth Securities Fund ................    41
   Prospectus Supplement ...................................    48
  Franklin Money Market Fund ...............................    49
  Franklin Natural Resources Securities Fund ...............    51
  Franklin Real Estate Fund ................................    57
  Franklin Rising Dividends Securities Fund ................    63
  Franklin S&P 500 Index Fund ..............................    69
   Prospectus Supplement ...................................    74
  Franklin Small Cap Fund ..................................    75
  Franklin Technology Securities Fund ......................    79
  Franklin U.S. Government Fund ............................    85
  Franklin Value Securities Fund ...........................    89
  Franklin Zero Coupon Funds  ..............................    95
  Mutual Discovery Securities Fund .........................    99
   Prospectus Supplement ...................................   105
  Mutual Shares Securities Fund ............................   107
   Prospectus Supplement ...................................   112
  Templeton Asset Strategy Fund ............................   113
   Prospectus Supplement ...................................   119
  Templeton Developing Markets Securities Fund .............   121
  Templeton Global Income Securities Fund ..................   127
   Prospectus Supplement ...................................   132
  Templeton Growth Securities Fund .........................   133
  Templeton International Securities Fund ..................   139
  Templeton International Smaller Companies Fund ...........   145
 Financial Highlights & Statements of Investments  .........   149
 Financial Statements ......................................   250
 Notes to Financial Statements  ............................   271

ALLZ S01 08/01

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.


Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.

 LETTER TO CONTRACT OWNERS


Dear Contract Owners:

This semiannual report for Franklin Templeton Variable Insurance Products Trust covers the period ended June 30, 2001. During the six months under review, most economies around the world experienced decelerating economic growth. In the U.S., gross domestic product (GDP) growth fell sharply to 1.3% in the first quarter of 2001, compared with 4.8% during the same period in 2000. Domestic consumer and business confidence eroded considerably, exacerbated by high energy costs that drained purchasing power and profit margins. Consequently, slower retail sales, excess inventories and weaker capital spending -- especially in information technology -- prompted corporate cutbacks, earnings warnings, employee layoffs and rising unemployment. The Federal Reserve Board (the Fed) cut the federal funds target rate six times during the period, lowering borrowing costs. Unfortunately, by period-end, these interest rate cuts had not prompted a general rebound and investors had very few clear signals of the U.S. economy's direction. One piece of good news, however, was that inflation appeared under control.

The U.S. slowdown also seemed to diminish European, Asian and Latin American growth. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to 2.6% in the first quarter of 2001. Asia's export dependent economies suffered directly from the U.S. technology downturn. Japan, in particular, experienced a contracting economy, rising unemployment, falling factory production and deteriorating business confidence in addition to its troubled banking system. China was an exception with its economy growing a robust 8.1% in the first quarter of this year. In Latin America, Mexican GDP unexpectedly slowed, as the impact of lower U.S. growth was more pronounced than expected. As a result of this worldwide slowdown, many foreign central banks followed the Fed's lead and began lowering interest rates to pump some life into their countries' economies.

Domestic equity markets, following a volatile and dismal 2000 -- particularly for growth and technology-related stocks -- began 2001 in a similar condition and continued to deteriorate through March. After an April-May rebound, they headed downward again in early June as investors weighed some positive economic news against additional profit warnings from technology and other sectors. For the six months ended June 30, 2001, the blue chips of the Dow Jones/(R)/ Industrial Average posted a -1.96% return. The broader Standard & Poor's 500(R) (S&P 500/(R)/) Composite Index and the technology-heavy Nasdaq Composite Index returned -6.70% and -12.32% during the same time. Value stocks generally outperformed growth stocks, which include Internet-related and technology stocks, and the Russell 3000 Value Index returned -0.34% compared with the Russell 3000 Growth Index's -13.24% plunge for the six-month period./1/

World equity markets generally followed that of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets slid downward to reach new lows in March 2001, regained momentum through April, then resumed their downhill trend toward period-end. For the six months under review, returns were mixed for world stock markets in local currency terms, but due to the strong U.S. dollar, these returns were all lower in U.S. dollar terms.

Domestic debt securities generally outperformed equities as stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds. This, combined with falling short-term interest rates, contributed to higher bond prices and a steeper Treasury yield curve -- as rates fell in the short end of the curve while at the same time rising in the long end.

In local currency terms, global bond markets generated positive returns, as most major central banks reduced interest rates in response to slower economic growth. However, because most major currencies




1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market/(R)/. The index is market value-weighted and includes over 4,000 companies. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes are capitalization-weighted, rebalanced semi-annually and include reinvested dividends.

depreciated relative to the U.S. dollar, their returns were lower in U.S. dollar terms. Debt in emerging market countries was a different story. A strong dollar and persistently low inflation helped the emerging market bond asset class to log some of the best returns in the fixed income world for the second year in a row.

At period-end, although the U.S. economy's direction was still unclear, recession risks seemed just a bit less ominous. On June 20, the Conference Board's Index of Leading Indicators, a key gauge of future economic activity, rose 0.5%. This higher-than-expected increase suggested that the U.S. economy may be poised to rebound, although at a slow pace. In addition, financial markets began to factor in the likelihood that the economy will bounce back next year. However, Fed Chairman Alan Greenspan also said that the worst of the year-long slowdown may not be over, and that the Fed stands ready to do more to avert a recession. One threat to a U.S. economic rebound is that consumers might sharply cut back spending should the labor market deteriorate further. However, analysts are hopeful that the tax-cut refund checks expected to arrive in late June through September will help boost consumer spending. Fed officials believe that past interest rate cuts will eventually revive the economy, but because of these mitigating factors, they are not sure when.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,
[GRAPHIC OMITTED]

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK






All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in Franklin Money Market Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

 IMPORTANT NOTES TO


PERFORMANCE INFORMATION






Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

                                FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.
--------------------------------------------------------------------------------
Both the domestic economy and U.S. equity markets were unsettled during the six-month period ended June 30, 2001. Most major market indexes declined during the period, but growth stocks performed decidedly worse than value stocks as investors became concerned about slowing worldwide economies. For the period, the Russell 3000 Growth Index fell 13.24%, while the Russell 3000 Value Index declined only 0.34%./1/ Economic deceleration begun in the second half of 2000 spread quickly to the corporate market, and companies became more cautious about their spending in 2001's first quarter. Pronounced capital spending reductions occurred in a variety of market segments, which helped cause technology sector growth rates to decline dramatically. In an attempt to stem the weakness and reinvigorate the economy, the Federal Reserve Board (the Fed) moved to cut interest rates several times during the first six months of 2001. Although equity markets rallied temporarily after the first cut, investors seemed less enthusiastic about subsequent rate cut announcements as they became increasingly concerned about the extent of economic weakness.

The capital markets reacted negatively to the recent economic developments, and growth stocks were hit particularly hard. Technology stocks performed quite poorly during the first half of the reporting period, as lackluster earnings results disappointed investors and growth outlooks became more cautious. In this environment, value investing decisively outperformed in all market capitalization segments during the reporting period, especially 2001's first quarter, although growth stocks staged a spring rally that narrowed the value-over-growth advantage. For the six months ended June 30, 2001, the Fund underperformed the benchmark Russell 3000 Growth Index.

The Fund's poor absolute and relative performances primarily were due to our exposure to technology stocks, which saw protracted declines



1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Industry Breakdown
Franklin Aggressive Growth
Securities Fund
Based on Total Net Assets
6/30/01


Electronic Technology             24.5%
Technology Services               19.3%
Health Technology                 14.0%
Consumer Services                  8.9%
Retail Trade                       6.5%
Transportation                     4.8%
Communications                     4.0%
Commercial Services                3.0%
Finance                            2.8%
Health Services                    2.7%
Utilities                          2.6%
Short-Term Investments
& Other Net Assets                 6.9%

Top 10 Holdings
Franklin Aggressive Growth
Securities Fund
6/30/01
 Company                           % of Total
 Industry                          Net Assets
-------------------------------- ------------
   Affiliated Computer
   Services Inc., A                    3.9%
   Technology Services
   Celgene Corp.                       3.0%
   Health Technology
   Expeditors International of
   Washington Inc.                     3.0%
   Transportation
   Concord EFS Inc.                    2.9%
   Commercial Services
   Williams-Sonoma Inc.                2.8%
   Retail Trade
   Abgenix Inc.                        2.5%
   Health Technology
   Entravision
   Communications Corp.                2.2%
   Consumer Services
   Caremark RX Inc.                    2.2%
   Health Services
   MedImmune Inc.                      2.1%
   Health Technology
   Qwest Communications
   International Inc.                  2.0%
   Communications

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

after several years of excellent returns. Demand for technology products slowed as economic growth deteriorated, resulting in excess inventories in many tech-oriented market segments. When demand was strong, equipment manufacturers began over-ordering components to prepare for future growth. When equipment demand slowed, high inventory levels became more visible, contributing to cutbacks or cancellations. Prices and profit margins contracted significantly during this period, leading to the earnings disappointments.

Although we took steps to reduce the Fund's technology stock exposure during the period, we did not anticipate the magnitude of the slowdown or the severity of the profit warnings. Despite market weakness and economic concerns, we remain optimistic regarding growth companies' long-term demand picture, particularly for technology-related industries, and think we could see increased corporate spending on technology in the coming years. However, we are taking a more cautious near-term position as, in our analysis, many companies still need to trim their excess supply. Accordingly, we reduced the portfolio's technology exposure throughout the reporting period. Our significant exposure to a single sector may result in the Fund's experiencing greater volatility than a more broadly diversified portfolio./2/

During the Fund's fiscal year, we continued our disciplined strategy of identifying and investing in what we believed were the best-positioned growth companies, in a variety of industries. Although our exposure to technology stocks declined, we did take advantage of the broad sell-off to initiate some new positions, particularly in select semiconductor companies that appeared less impacted by rising inventory levels. Outside of technology, we found attractive stocks in health care, financial services, transportation and commercial and consumer services. We are particularly optimistic about the health care sector's growth prospects, especially within the pharmaceutical and biotechnology industries, where companies should benefit from expanding pipelines for new products. During the year, we increased our exposure to the pharmaceutical industry, initiating positions in Pfizer and Pharmacia. Both companies have strong growth prospects and were trading at what we considered to be reasonable valuation


2. There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

levels. We also increased our retail sector weighting, which in the past has typically received less emphasis in our portfolio mix. Lower interest rates could promote an increase in consumer spending, and we expect retail growth rates to begin picking up steam if such a trend should occur. The Fund's newly added retail positions included Abercrombie & Fitch, a casual apparel marketer targeting younger consumers.

Despite the significant market weakness of the past six months, we remain optimistic about the long-term prospects for growth stocks and the Fund's portfolio holdings. In our view, the recent U.S. and global economic slowdown is only natural given the incredible expansion we have seen in recent years. The Fed addressed recession concerns, and may move to lower interest rates again in the near future to stimulate economic activity. We could see continued slowing demand for techno- logy in the short term until economic growth re-accelerates, but believe that in the long run, the technology revolution is real. Increasingly, corporations appear to be viewing technology expenditures as a necessary competitive tool, which should fuel ongoing spending. We expect the markets to remain volatile, but believe that growth for most companies could begin to pick up toward the end of 2001. Market weakness brought prices for many of our favorite stocks back to very reasonable levels, and we will continue seeking to take advantage of any volatility to buy stocks of what we believe to be well-positioned growth companies at attractive valuations.




     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Aggressive Growth Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Aggressive Growth Securities Fund - Class 1 delivered a -17.40% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



    Franklin Aggressive Growth Securities Fund - Class 1
                   Periods ended 6/30/01
                                                    Since
                                                 Inception
                                    1-Year       (5/1/00)
                               -------------- --------------
 Cumulative Total Return             -44.07%        -37.30%
 Average Annual Total Return         -44.07%        -33.03%
 Value of $10,000 Investment    $     5,593    $     6,270

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Aggressive Growth Securities Fund - Class 2 delivered a -17.42% cumulative total return for the six-month period ended 6/30/01.* Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                  Franklin Aggressive Growth Securities Fund - Class 2*
                                  Periods ended 6/30/01

                                                                     Since
                                                                 Inception
                                                    1-Year       (5/1/00)
                                            ---------------- ----------------
 Cumulative Total Return                         -44.08%          -37.32%
 Average Annual Total Return                     -44.08%          -33.05%
 Value of $10,000 Investment                 $    5,592       $    6,268

*Because Class 2 shares were not offered until 2/12/01, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 2/12/01, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 2/12/01 (commencement of sales), the cumulative total return of Class 2 shares was -16.31%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                             Past performance does not guarantee future results.

Franklin Aggressive Growth Securities
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                            FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of communications companies that are primarily engaged in the development, manufacture or sale of communications services and communications equipment in any nation, including the U.S. and emerging markets.
--------------------------------------------------------------------------------
The six months ended June 30, 2001, was a period of significant volatility for communications stocks and for equity markets in general. We believe several interrelated factors contributed to this volatility. First, the slowing global economy began to take its toll on consumer and business confidence. Second, communications stocks, which were overvalued, in our opinion, due to substantial appreciation in prior years, continued to experience a sell-off that began in March 2000. Lastly, many emerging communications companies' financial difficulties shook investor confidence, leading to broader fallout in the entire sector. We believe this confluence of events led investors to unfairly punish the stocks of several solid communications companies. As a result, the -32.73% six-month return of the Nasdaq Telecommuni-cations Index compared unfavorably with the broader Nasdaq Composite Index's -12.32% return./1/

Currently, we are seeking to take advantage of market weakness to position the Fund for potentially strong growth as conditions improve. We generally evaluate potential investments based on each company's fundamentals and the regulatory and economic environment in which it operates. Although we want to own industry leaders, we also strive to maintain broad diversification by investing in smaller and emerging companies with new products and technologies. In addition to research on individual companies, we consider investment themes that we feel have the possibility of positively impacting the industry and individual companies. We believe that this second layer of analysis helps us position the Fund for strong growth potential.

During the first half of 2001, we believe established telecommuni-cations industry trends remained in place. Demand for bandwidth continued to be strong, but previous years' blistering growth slowed



1. Source: Standard & Poor's Micropal. The Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market value-weighted.

[GRAPHIC OMITTED]

Geographic Distribution
Franklin Global Communicatons
Securities Fund
Based on Total Net Assets
6/30/01


Americas                67.1%
Europe                   8.6%
Asia                     6.7%
Short-Term
Investments &
Other Net Assets        17.6%

              Top 10 Holdings
      Franklin Global Communications
              Securities Fund
         Based on Total Net Assets
                  6/30/01
 Company                         % of Total
 Industry, Country               Net Assets
------------------------------ ------------
   Clear Channel
   Communications Inc.               3.4%
   Broadcasting, U.S.
   Western Wireless Corp., A         3.2%
   Wireless
   Communications, U.S.
   Sprint Corp. (FON Group)          3.2%
   Major
   Telecommunications,
   U.S.
   Alltel Corp.                      3.0%
   Major
   Telecommunications,
   U.S.
   CenturyTel Inc.                   2.9%
   Specialty
   Telecommunications,
   U.S.
   SBC Communications Inc.           2.6%
   Major
   Telecommunications,
   U.S.
   AT&T Corp.                        2.6%
   Major
   Telecommunications,
   U.S.
   BellSouth Corp.                   2.5%
   Major
   Telecommunications,
   U.S.
   Motorola Inc.                     2.5%
   Telecommunications
   Equipment, U.S.
   Tektronix Inc.                    2.3%
   Electronic Equipment &
   Instruments, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

somewhat as the dot-com shakeout negatively impacted the telecommunications industry. In our opinion, bandwidth growth will continue as the Internet becomes further ingrained in our daily lives and as corporations strive to increase productivity by bolstering their communications networks and outsourcing many of their data-related functions. As the number of users and complexity of the information they send and retrieve increases, we believe network service companies and network equipment providers could benefit. Sprint, one of our larger holdings, is an example of such a company. Sprint operates a global data network carrying a significant portion of today's Internet and corporate data traffic.

If communications networks become more critical to businesses and individuals alike, controlling the "local loop" or the "last mile" of the network should become even more valuable. Therefore, we sought companies that provide local services to end users. BellSouth and SBC Communications, two of our top holdings, were just two examples within the portfolio at period-end. Additionally, cable companies' broadband networks generally should provide a robust platform for the next generation of in-home communications services. For this reason, we maintained large positions in cable companies Comcast and Charter Communications.

Another evolving trend is the growth of wireless communications. The number of wireless subscribers continues to grow throughout much of the world. Due to the relatively low percentage of U.S. cellular phone users, we are particularly bullish on the U.S. wireless market. For this reason, domestic wireless providers Alltel, U.S. Cellular and Western Wireless were among our top holdings.

We also diversified the Fund's holdings by investing in a wide range of communications companies, which included radio and television broadcasters. We sought to take advantage of the growing Hispanic market, which is expanding faster than any other demographic group in the U.S., by purchasing Spanish-language radio and television broadcaster Entravision Communications.

Looking forward, we believe that many of the trends that fueled communications stocks' rallies over the past few years are still in place. Thus, we are optimistic about the potential for global communications companies to deliver strong shareholder returns over the long term. These companies sell services to a rapidly expanding segment of the economy in both developed and emerging nations. As we feel communications is likely to become an even more important part of our personal and professional lives, companies that provide these services, and the equipment and infrastructure to support them, should continue to grow and prosper. We feel that the Fund is well-diversified and well-positioned to benefit from the changes occurring in global communications.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

Franklin Global Communications Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Global Communications Securities Fund - Class 1 delivered a -18.63% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                 Franklin Global Communications Securities Fund - Class 1
                                  Periods ended 6/30/01
                                                                            Since
                                                                          Inception
                                  1-Year        5-Year       10-Year      (1/24/89)
                               -----------   -----------   -----------   -----------
 Cumulative Total Return          -43.53%       +10.09%      +91.96%       +147.07%
 Average Annual Total Return      -43.53%        +1.94%       +6.74%         +7.55%
 Value of $10,000 Investment   $   5,647     $  11,009    $  19,196      $  24,707

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Global Communications Securities Fund - Class 2 delivered a -18.76% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                        Franklin Global Communications Securities Fund - Class 2*
                                          Periods ended 6/30/01
                                                                          Since
                                                                        Inception
                                 1-Year       5-Year       10-Year      (1/24/89)
                               ----------   ----------   ----------   ------------
 Cumulative Total Return         -43.66%        +9.39%      +90.74%       +145.50%
 Average Annual Total Return     -43.66%        +1.81%       +6.67%         +7.49%
 Value of $10,000 Investment   $  5,634     $  10,939    $  19,074    $   24,550

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -26.40% and -11.63%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                          Past performance does not guarantee future results.

Franklin Global Communications Securities
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                               FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Global Health Care Securities Fund seeks capital appreciation. The Fund invests primarily in U.S. and foreign equity securities of companies in the health care sector.
--------------------------------------------------------------------------------
This semiannual report of Franklin Global Health Care Securities Fund covers the period ended June 30, 2001. The six months under review witnessed rapidly decelerating economic growth and persistent stock market volatility. Interestingly but unfortunately, these macroeconomic issues took their toll on health care stocks even though the economy historically has not affected health care spending. Nevertheless, the Fund outperformed one of its benchmark indexes, the S&P/(R)/ Health Care Composite Index, which posted -15.95% during the reporting period./1/

We attribute the Fund's outperformance to a more defensive posture and a greater focus on valuation. After the health care sector's strong returns in 2000, we anticipated that the sector might have a difficult 2001 as part of a normal, healthy correction. As a result, we focused on finding companies with, in our opinion, solid fundamentals and attractively priced stocks. This strategy contributed to the Fund's lower volatility relative to health care stocks in general.

There was very little change in the portfolio's industry allocation. Biotechnology remained our largest industry. In our view, this industry has finally reached a level of critical mass that interests a broad range of investors. We expect the biotechnology industry to have its best year ever in terms of new products launched, size of the overall new product pipeline and number of profitable companies.

Our largest biotechnology position at period-end was Amgen. We feel that Amgen has a broad portfolio of existing products and a solid early stage pipeline. However, our main reason for investing was the company's possible near-term product launches of Aranesp and SD/01 -- new versions of its existing blockbusters Epogen and Neupogen. One of the Fund's best performers during the period was ViroPharma, a small-cap biotechnology company that was one of the industry's



1. Source: Standard & Poor's Micropal. The S&P 500 Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Top 10 Holdings
Franklin Global Health Care
Securities Fund
6/30/01
                                  % of Total
  Company                         Net Assets
---------------------------   --------------
   Pfizer Inc.                         4.7%
   Watson
   Pharmaceuticals Inc.                3.9%
   Pharmacia Corp.                     3.8%
   Amgen Inc.                          3.8%
   Andrx Group                         3.1%
   Triad Hospitals Inc  .              3.1%
   Gilead Sciences Inc  .              2.8%
   Laboratory Corp. of
   America Holdings                    2.8%
   Ivax Corp.                          2.7%
   Caremark RX Inc.                    2.6%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

top-performing stocks. ViroPharma's stock rallied after the presentation of positive data on its lead compound, Picovir. According to ViroPharma, Picovir has proven to be an effective treatment in shortening the duration and reducing the severity of the common cold. We anticipate the company will launch this product next year.

During the six months under review, we substantially increased our weighting in generic drug companies. In our opinion, these stocks have attractive valuations and improving fundamentals. Our research also indicates that a number of drugs are scheduled to lose their patent protection in the next two years, including such top sellers as Prilosec, Prozac and Claritin. We believe generic drug companies will benefit directly from these patent expirations. Furthermore, we believe that any movement toward a Medicare Prescription Drug Benefit plan will result in greater utilization of generic drugs.

Looking forward, we remain positive about the health care sector's long-term fundamentals. An aging population and rapidly changing technology -- resulting in a wider range of treatable conditions and increased life expectancy -- will continue to drive overall health care expenditures. Health care is also generally a sound defensive position given that swings in the business cycle typically have not affected the demand for health care services and products. We will continue our efforts to seize upon the investment opportunities that present themselves in the health care sector in a timely and disciplined fashion, seeking to provide our shareholders with unique opportunities to invest in today's newest and fastest growing health care companies.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Global Health Care Securities Fund - Class 1 delivered a -6.61% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



               Franklin Global Health Care Securities Fund - Class 1
                               Periods ended 6/30/01
                                                                     Since
                                                                   Inception
                                        1-Year          3-Year     (5/1/98)
                                     -----------   -----------   ------------
 Cumulative Total Return                  +8.36%      +57.52%        +58.63%
 Average Annual Total Return              +8.36%      +16.35%        +15.68%
 Value of $10,000 Investment          $  10,836    $  15,752      $  15,863

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                            Past performance does not guarantee future results.

Franklin Global
Health Care Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.




     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Global
Health Care Securities
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Global Health Care Securities Fund - Class 2 delivered a -6.74% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



          Franklin Global Health Care Securities Fund - Class 2*
                          Periods ended 6/30/01
                                                             Since
                                                           Inception
                                  1-Year       3-Year       (5/1/98)
                               ----------   -----------   -------------
 Cumulative Total Return           +8.01%      +56.43%        +57.53%
 Average Annual Total Return       +8.01%      +16.08%        +15.43%
 Value of $10,000 Investment   $  10,801    $  15,643      $  15,753

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +46.26% and +16.57%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

                                FRANKLIN GROWTH AND INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields.
--------------------------------------------------------------------------------
The U.S. business climate and Federal Reserve Board (Fed) policy during the six-month period ended June 30, 2001, experienced marked reversals from the previous reporting period. Following about two years of strong economic and corporate-profit growth accompanied by a series of six Fed interest rate increases, the corporate earnings picture rapidly deteriorated in late 2000.
The Fed responded by embarking on an aggressive program in 2001 of easing short-term interest rates six times during the first half of the year. Many analysts anticipate further rate reductions in the near future to help reinvigorate the economy.

In comparing 2000 with 1999, earnings per share for companies comprising the Standard & Poor's 500 Composite Index declined 2% during the fourth quarter, down from an 11% increase during the third quarter. Earnings for the first half of 2001 were down more than 10% year-over-year, while third quarter estimates are expected to also remain in negative territory before a possible fourth quarter rebound./1/ Technology companies have been hardest hit primarily due to reduced capital spending plans for many corporations and overly optimistic analyst projections. Reflecting these trends, "old economy" value stocks benefited as many investors rotated out of growth stocks during much of the period under review. For example, the Russell 3000 Value Index, the Fund's benchmark, experienced a -0.34% return for the six months ended June 30, 2001, while the Russell 3000 Growth Index returned -13.24% for the same period./2/

The Fund outperformed its benchmark during the six months under review. An overweighting in defensive sectors such as utilities, consumer non-durable stocks and real estate investment trusts (REITs), and the Fund's gradual shift to more cyclical investments, such as


1. Source: Baseline.

2. Source: Standard & Poor's Micropal. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Top 10 Industries
Franklin Growth and Income
Securities Fund
6/30/01
                                 % of Total
                                  Net Assets
                              --------------
   Finance                            15.7%
   Communications                     10.5%
   Consumer Non-Durables               8.3%
   Energy Minerals                     7.3%
   Electronic Technology               7.0%
   Health Technology                   6.9%
   Producer Manufacturin  g            6.9%
   Consumer Durables                   5.0%
   Technology Services                 4.4%
   Utilities                           3.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Top 10 Holdings
Franklin Growth and Income
Securities Fund
6/30/01
 Company                       % of Total
 Industry                      Net Assets
---------------------------- ------------
   Liberty Media Corp.             2.0%
   Communications
   SBC Communications Inc.         2.0%
   Communications
   Conoco Inc., B                  2.0%
   Energy Minerals
   Philip Morris Cos. Inc.         2.0%
   Consumer Non-Durables
   Freddie Mac                     1.9%
   Finance
   Fleet Boston Financial          1.9%
   Corp.
   Finance
   Verizon Communications          1.8%
   Communications
   Washington Mutual Inc.          1.7%
   Finance
   R.J. Reynolds Tobacco           1.6%
   Holdings Inc.
   Consumer Non-Durables
   Dow Chemical Co.                1.5%
   Process Industries


consumer durables and basic materials toward the end of the reporting period aided performance. We maintain a value-oriented philosophy, utilizing a highly disciplined approach to investing. We seek to invest primarily in stocks selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks that we believe are trading at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines.

At the end of the period, financial stocks, including REITs and insurance, continued to represent the Fund's largest sector weighting. We added selectively to our banking exposure during the period by initiating positions in US Bancorp and Citigroup. Our focus in this sector is on banks with low price-to-earnings ratios that we believe will benefit most from lower interest rates and a recovering economy. One bright note in the industry was Wachovia Bank, which we bought in late 2000. During the period, Wachovia agreed to be acquired by First Union, which led to a gain in Wachovia's stock price. The Fund's insurance stocks performed especially well in 2000, but have yielded mixed results thus far in 2001. We trimmed some positions in recent months and sold Marsh McLennan after its stock reached our target valuation. In addition, we reduced our REIT positions, but remained overweighted to comparative indexes given what we see as the group's solid fundamentals and relatively high dividend yields.

Health care and consumer non-durables were important contributors to the Fund's performance during the period. In health care, we realized profits after stock prices rose for such companies as Abbott Labs, American Home Products, Baxter International, GlaxoSmithkline and Johnson & Johnson. The overall group's stocks subsequently declined during first quarter 2001, and we took advantage of the weakness to establish positions in such leading companies as Merck, Pharmacia and Schering-Plough. We also initiated positions in health care companies such as Ivax, Alpharma, Caremark and McKesson that should benefit from patents expiring for brand-name drugs. In our opinion, the group's valuations were relatively inexpensive given the companies' long-term earnings growth and consistency relative to the market. In consumer non-durables, we benefited from our overweighted allocation in tobacco relative to the Russell 3000 Value Index. Although we reduced our positions, we believe this industry is attractive given its strong earnings growth, low valuations and more favorable litigation and political environment. We realized profits among food, beverage and consumer product holdings General Mills, PepsiCo and Procter & Gamble. This sector became a safe haven among investors during the technology sell-off, driving up valuations to the point where we felt they were no longer attractive. However, we initiated positions in market leaders Clorox, ConAgra, Coca-Cola and Liz Claiborne because we believe circumstances unique to each company presented investment opportunities during the period.

In 2001, we increased our investments in interest rate-sensitive sectors such as basic materials, consumer durables, process industries and producer manufacturing. Although our underweighting in these investments aided relative performance in 2000, we believe such companies will be among the first to respond to the Fed's interest rate cuts, and many of these companies' valuations were approaching historical lows at period-end. New positions include Black & Decker, Brunswick, Cooper Industries and General Motors. Conversely, we reduced our utilities positions during the period. Although utilities were among the stock market's best performers in 2000, we believed relative valuations were not as compelling as those of other industries, and we grew concerned that utilities will slow or reverse the deregulation process after the recent debacle in California.

Our telecommunications investments posted generally disappointing returns during the period largely due to weak revenue growth and increasing costs associated with infrastructure build-out. AT&T was one of the Fund's worst performing stocks in 2000; however, we added to the position late last year, and on an encouraging note, the stock has ranked among the Fund's top performers thus far in 2001. Although the telecommunications industry was experiencing a major shake-out, which may continue through much of 2001, we believe the market leaders' long-term growth potential remains excellent. In our opinion, demand for telecommunication services will accelerate in response to Internet and wireless growth, yet most of these companies were selling during the period at less than 20 times estimated earnings.

During the period, we added to our electronic technology and technology services holdings as we found opportunities. Historically, our investment weighting in this area has been modest. However, the growth stock sell-off indiscriminately ravaged many industry leaders, which then reached attractive valuation levels in our opinion. Recent new investments include Nokia, Hewlett-Packard, Compaq Computer and convertible securities of Sanmina, BEA Systems and Lattice Semiconductor. Convertible securities generally provide the Fund higher current income and lower volatility compared to common stocks, which is consistent with our investment strategy. At the end of the period, convertible securities represented 14.6% of the Fund's total net assets compared with 9.1% at the beginning.

In our opinion, financial markets were much more balanced at the end of the period compared with six months earlier. According to the Frank Russell Company, as of June 30, 2001, stocks comprising the Russell 3000 Value Index were selling at approximately 19 times earnings, in line with the historical average. Russell 3000 Growth Index stocks, which peaked at about 50 times earnings, were selling at what we consider a more reasonable 40 times earnings. Given an uncertain economic environment and a lack of earnings visibility for many companies, we believe selective stock picking will become increasingly important for the period ahead. Looking forward, we remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends have historically been a significant contributor to long-term investment returns. Moreover, dividend income generally becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Growth and Income Securities Fund - Class 1 delivered a -0.10% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



               Franklin Growth and Income Securities Fund - Class 1
                               Periods ended 6/30/01
                                                                                   Since
                                                                                 Inception
                                       1-Year        5-Year       10-Year       (1/24/89)
                                     ----------   -----------   -----------   -------------
 Cumulative Total Return               +15.84%        +78.46%      +230.36%       +258.55%
 Average Annual Total Return           +15.84%        +12.28%       +12.69%        +10.82%
 Value of $10,000 Investment        $  11,584      $  17,846     $  33,036      $  35,855

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                             Past performance does not guarantee future results.

Franklin Growth and Income Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Growth and Income Securities Fund Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



          Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Growth and Income Securities Fund - Class 2 delivered a -0.22% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                 Franklin Growth and Income Securities Fund - Class 2*
                                 Periods ended 6/30/01
                                                                           Since
                                                                         Inception
                                    1-Year      5-Year      10-Year      (1/24/89)
                                ----------   ----------   ----------   -----------
 Cumulative Total Return           +15.61%      +77.48%     +228.54%     +256.58%
 Average Annual Total Return       +15.61%      +12.16%      +12.63%      +10.77%
 Value of $10,000 Investment    $  11,561    $  17,748    $  32,854    $  35,658

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.52% and +6.36%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

                                                 FRANKLIN HIGH INCOME FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
High yield corporate bonds staged a modest, although unsteady, rebound in 2001's first half as prices stabilized and market conditions generally improved. A series of short-term interest rate cuts by the U.S. Federal Reserve Board (the Fed) and other central banks worldwide set the stage for possible economic recovery. The 10-year Treasury note's yield began 2001 at 5.12%, fluctuated throughout the reporting period and ultimately rose to 5.40% by June 30, 2001. The risk premium on high yield bonds, as measured by the yield spread over U.S. Treasuries, decreased from 8.32% to 8.09% during the same time. Investors became concerned about continued equity market volatility and weakening global economies, both of which cast a measure of doubt on the future of corporate earnings and, subsequently, the high yield debt market. Within this mixed environment, the CSFB High Yield Index, an unmanaged portfolio constructed to mirror the high yield debt market, returned 4.28% during the six months ended June 30, 2001./1/

We continued to emphasize growth-oriented sectors we feel have attractive long-term potential and favorable industry-specific dynamics, and remained underweighted in cyclical industries that might be negatively impacted by economic deceleration. Except for a reduction in telecommunications, we did not make any major changes to the portfolio mix since our December 31, 2000, report.

Wireless communications was, once again, the Fund's largest industry allocation. The industry continued to grow during the period under review, as strong demand drove revenues higher. The wireless industry benefited from increasing U.S. cellular penetration rates, which rose to more than 40% by the end of calendar year 2000 from 31% at the end of 1999, but still lagged levels of European industrialized countries, where penetration levels were often 70% and higher. The increased popularity of communication via cellular handsets and the introduction of more flexible service offerings were key drivers of the industry's strength. Additionally, consolidation continued to positively impact



1. Source: Credit Suisse First Boston. The CSFB High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.


Industry Breakdown
Franklin High Income Fund
6/30/01
                                  % of Total
                                   Net Assets
                               --------------
   Communications                      32.2%
   Consumer Services                   28.6%
   Process Industries                   6.1%
   Industrial Services                  5.3%
   Utilities                            3.0%
   Commercial Services                  2.9%
   Consumer Non-Durables                2.8%
   Electronic Technology                2.6%
   Health Services                      2.5%
   Energy Minerals                      2.5%
   Retail Trade                         2.0%
   Transportation                       1.9%
   Real Estate                          1.4%
   Finance                              1.4%
   Consumer Durables                    1.3%
   Technology Services                  0.6%
   Producer Manufacturing               0.1%
   Short-Term Investments   &
   Other Net Assets                     2.8%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

several high yield wireless issues during the period as their financial profiles improved mainly as a result of the new business combinations. Although its growth rates may slow over the next couple years, we believe the wireless industry's robust expansion will continue largely due to the successful business models currently in place.

Pay television represented the Fund's second-largest industry allocation, as we believe industry fundamentals are strong. Cable services demand remained healthy, driven largely by the introduction of new services such as high-speed Internet, digital cable, telephony and digital television. The success of these services met or exceeded expectations and we believe the outlook remains positive. In addition to its favorable growth prospects, we like cable television's generally utility-like revenue streams -- an attribute that we believe makes the industry more defensive and tends to insulate it from economic fluctuations.

The telecommunications industry comprised the Fund's third-largest allocation, although as previously mentioned we reduced it over the six-month period. Lack of capital availability created funding gaps for many telecommunications companies, leading to liquidity problems. Although this process may be painful in the near term, not all companies are destined for failure, and we believe selected opportunities exist within the sector long-term. In many cases, operators exhibited concrete signs of value, some of which were overlooked in this environment of negative market sentiment. Going forward, we still believe that profitable investments in this industry are possible based on selecting companies that offer flexible service, effective management and reasonable funding to see their business plans to fruition. Other industry weightings did not vary materially, and we continued to emphasize non-cyclical, more defensive industries, including gaming and energy.

Looking forward, we hold a cautiously optimistic outlook for the high yield corporate bond market. Attractive valuations, more favorable new bond issuance trends and proactive Fed monetary policy could combine to alleviate some concerns regarding corporate earnings, supporting the economy and high yield bonds into 2002. Since the beginning of 2001, the Fed has cut interest rates by 275 basis points altogether, while inflation has remained low. Barring a prolonged economic downturn or recession, we believe stable prices coupled with modest, positive economic growth should create a favorable environment for high yield bonds over the near to intermediate term.

On a related note, we expect the default rate, which has been rising, to peak later in 2001 and subsequently decline. Given that the majority of price declines for a given bond occur well before default, we believe that much of the price erosion that would occur with a peak in default rates has already occurred, setting the stage for continued price stability. On a valuation basis, the high yield market remains attractive historically, as the yield spread over Treasuries of 8.0% at period-end far exceeds the 5- and 10-year averages of 5.5% and 5.3%. Con-sequently, we believe there will be attractive opportunities for the Fund in the coming months.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin High Income Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin High Income Fund - Class 1 delivered a +2.86% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                           Franklin High Income Fund - Class 1
                                  Periods ended 6/30/01
                                                                         Since
                                                                      Inception
                                 1-Year      5-Year       10-Year     (1/24/89)
                               ---------   ----------   ----------   ------------
 Cumulative Total Return         -8.78%      +10.51%      +99.28%       +117.35%
 Average Annual Total Return     -8.78%       +2.02%       +7.14%         +6.44%

Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin High Income Fund - Class 2 delivered a +2.77% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                     Franklin High Income Fund - Class 2*
                            Periods ended 6/30/01
                                                                            Since
                                                                          Inception
                                    1-Year      5-Year       10-Year      (1/24/89)
                                  ---------   ----------   -----------   -----------
 Cumulative Total Return             -8.91%     +9.89%      +98.17%         +116.15%
 Average Annual Total Return         -8.91%     +1.90%       +7.08%           +6.40%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average returns of Class 2 shares were -11.60% and -4.85%.




                            Past performance does not guarantee future results.

Franklin High Income Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                           FRANKLIN HIGH INCOME FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                       SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page FH-5) with the following:

[GRAPHIC OMITTED]


       MANAGEMENT
       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.


       Management Team The team responsible for the Fund's management is:



                                     Mr. Holbrook has been a manager of the Fund since 1997, and has
       Jeff Holbrook, CFA
       VICE PRESIDENT, ADVISERS      been with Franklin Templeton Investments since 1992.
       Chris Molumphy, CFA           Mr. Molumphy has been a manager of the Fund since its inception in
       EXECUTIVE VICE PRESIDENT,     1989, and has been with Franklin Templeton Investments since 1988.
       ADVISERS

       The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.55% of its average daily net assets to Advisers for its services.


               Please keep this supplement for future reference.

                                           FRANKLIN INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, the broader U.S. stock market experienced weakness as it became increasingly clear to investors that many companies were unlikely to meet estimates of earnings and future growth rates. This negative stock market trend was largely a function of unrealistic earnings expectations combined with the dampening effects of slowing economic growth. In the bond market, the 10-year U.S. Treasury yield ranged between 4.76% and 5.52% and ended the period at 5.41%. The relatively narrow range resulted from a tug of war between reports of slowing economic growth and investors seeking safe haven investments contrasted with the Federal Reserve Board's aggressive interest rate easing campaign and optimism toward growth resuming in the near future. In this environment of economic uncertainty and broad stock market weakness, several of the Fund's equity sectors and individual stocks posted healthy gains, while our bond sectors were mixed, resulting in overall positive performance for Franklin Income Securities Fund. During the period, we sought to take profits in the Fund's equity positions that had performed well in 2000 while looking to redeploy assets into corporate bonds and other select equity positions due to their relative attractiveness.

The divergence in stock performance between growth and value oriented sectors appeared to reach its zenith in December with defensive stocks rallying and high growth-oriented sectors falling victim to investor uncertainty and tax-loss selling. However, after a strong rally in January, the stock market continued its decline with growth stocks leading the way as market weakness was magnified by an increasing number of earnings warnings from high profile companies. Conversely, several of the Fund's investments performed well in this environment, including the automotive, precious metals, consumer products and real estate investment trust (REIT) sectors. REITs, in particular, performed well as more investors came to appreciate the sector's steady growth characteristics, attractive valuations and relatively high dividend yields. We continue to believe the sector offers compelling values and added to the Fund's position in Liberty Property Trust at what we considered attractive levels. The consumer products

Top Five Bond Holdings
Franklin Income Securities Fund
6/30/01
                                  % of Total
 Issuer                           Net Assets
------------------------------- ------------
   FNMA
   6.50%, 6/1/31                      2.5%
   U.S. Treasury Note
   5.875%, 11/15/05                   2.1%
   Conproca SA, S.F., 144A
   12.00%, 6/16/10                    1.7%
   Repubic of Brazil, FRN
   7.625%, 4/15/06                    1.3%
   FHLMC
   6.875%, 1/15/05                    1.2%


          Top Five Stock Holdings
      Franklin Income Securities Fund
                  6/30/01
 Company                          % of Total
 Industry                         Net Assets
------------------------------- ------------
   Philip Morris Cos. Inc.            7.3%
   Consumer Non-Durables
   TXU Corp.                          1.6%
   Utilities
   Public Service Enterprise
   Group Inc.                         1.5%
   Utilities
   American Electric Power
   Co. Inc.                           1.5%
   Utilities
   Xcel Energy Inc.                   1.5%
   Utilities

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

sector also performed well led by tobacco stocks, which benefited from inexpensive valuations, attractive dividend yields, diminished litigation concerns and stable and predictable cash flow growth. Although we believe tobacco companies should continue to experience solid operating results, we sought to take advantage of strength and higher valuations during the period by reducing our holdings.

Certain of the Fund's equity sectors did experience weakness during the period, including electric utilities and energy. Electric utilities declined largely due to concerns related to the California power crisis and investor rotation back into growth oriented sectors. Although we took the opportunity to reduce our electric utility holdings when their prices and valuations increased, utilities continued to represent our largest equity weighting on June 30, 2001. We remain sanguine about the sector's prospects over the next several years given the current electricity supply/demand imbalance, steady growth rates and the push toward deregulation, which we believe is likely to continue. The Fund's energy holdings were also somewhat volatile over the past six months as a result of flat to down energy prices. As with our other equity sectors that had performed well last year, we took the opportunity to reduce several energy positions as their prices rose during the period.

In other equity sectors, we sought to take advantage of strength in our precious metals holdings by taking profits in our two platinum positions, Anglo American Platinum and Impala Platinum. We increased our General Motors position on weakness during the period as we believed the shares were attractively valued given surprisingly resilient auto demand, the company's ongoing restructuring efforts and the likely divestiture of its ownership in GM Hughes. In addition, we initiated a position in Adelphia Communications convertible bonds, which we believed offered attractive total return characteristics.

High yield corporate bond performance picked up in the first half of 2001 as the sector rebounded from extreme weakness at the end of 2000. However, economic uncertainty, an increase in the high yield default rate and particular weakness in the telecommunications industry still weighed on the sector. Although narrowing more than 1% year-to-date, high yield corporate bond spreads to Treasury yields, a common relative valuation measurement, remained historically wide at more than 8% on June 30, 2001. Believing the sector presented a compelling mix of high income yields and appreciation potential from further spread tightening, we continued to make investments in the sector. Given the uncertain economic and financial market environment, we focused on companies that we considered to have strong market positions, solid management teams and ample liquidity, when adding to existing holdings and initiating positions. New positions included issues from power generator AES Corp., rural cellular operator American Cellular, semiconductor services company Amkor Technology, semiconductor manufacturer Fairchild Semicon-ductor and Canadian broadcast and newspaper company CanWest Media.

The Fund's foreign bonds delivered a mixed performance as political and economic concerns in Latin America and Turkey weighed on select securities in the sector. However, several of our holdings performed well on a total return basis contributing to the Fund's positive performance. We reduced our holdings in Argentina and Brazil as we became increasingly concerned with economic and political develop-ments in the region. We also reduced our Turkish holdings as the country's bonds rebounded from weakness earlier in the period. As a result of these sales, foreign government bonds represented 5.0% of the Fund's total net assets, down from 8.7% on December 31, 2000.

At the mid-point of our fiscal year, we continue to focus on corporate bond investments as we believe valuations in the sector remain relatively attractive. Although stock market volatility may be presenting many compelling investment opportunities, we believe caution is warranted given the likelihood of a more subdued outlook for earnings growth and an ongoing market valuation reassessment.

As always, we remain committed to our value oriented approach and will continually search for new investments across asset classes and industries. Thank you for your interest in Franklin Income Securities Fund.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Income Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Income Securities Fund - Class 1 delivered a +2.46% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                   Franklin Income Securities Fund - Class 1
                             Periods ended 6/30/01
                                                                        Since
                                                                      Inception
                                 1-Year      5-Year      10-Year      (1/24/89)
                               ----------   ----------   ----------   -----------
 Cumulative Total Return          +15.18%      +53.38%    +178.66%      +246.99%
 Average Annual Total Return      +15.18%       +8.93%     +10.79%       +10.53%
 Value of $10,000 Investment   $  11,518    $  15,338    $  27,866    $  34,699

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Income Securities Fund - Class 2 delivered a +2.33% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                      Franklin Income Securities Fund - Class 2*
                                 Periods ended 6/30/01
                                                                           Since
                                                                         Inception
                                 1-Year          5-Year     10-Year      (1/24/89)
                               ----------   -----------   -----------   -----------
 Cumulative Total Return          +14.87%      +52.35%      +176.78%      +244.65%
 Average Annual Total Return      +14.87%       +8.78%       +10.72%       +10.47%
 Value of $10,000 Investment   $  11,487    $  15,235     $  27,678     $  34,465

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +18.63% and +7.13%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                             Past performance does not guarantee future results.

Franklin Income Securities
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                 FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies, with significant positions expected in the technology sector (including electronic technology, technology services and health technology).
--------------------------------------------------------------------------------
This semiannual report of Franklin Large Cap Growth Securities Fund covers the six months ended June 30, 2001. During this time, the U.S. economy, as measured by gross domestic product (GDP) growth, limped along at a considerably slower pace than in the same period in 2000. The biggest drag on growth seemed to come from companies struggling to get rid of their unsold goods. One of the main forces that kept the economy from tipping into recession was strong consumer spending, which accounts for two-thirds of all economic activity. Inflation rose slightly but remained modest.

Weak corporate earnings continued to rattle investors and appeared likely to worsen because many U.S. corporations' costs are still rising more quickly than their revenues. Generally speaking, U.S. companies were pressured by a number of factors, including rising wage, energy and interest expenses, and became unable to offset these higher operating costs with revenue growth. This negative momentum afflicted the broader U.S. technology sector the most, and showed no signs of subsiding as corporate capital spending declined. Likewise, many non-technology companies scaled back capital investment plans (both technology-related and other physical assets) in the face of falling free cash flows. Also, companies in the business of selling goods and services to other companies suffered from weak customer demand, and thus, declining earnings.

Within this environment, U.S. financial markets continued to see quite high levels of volatility. After falling almost 12% in the first quarter of 2001, the Standard & Poor's 500 Composite Index (S&P 500) posted an impressive 11.6% rally during April and the first three weeks of May before falling off again as corporate profit warnings continued to flood in. In our view, such volatility reflected investors' continued uncertainty about the U.S. economy and corporate earnings. Overall, the S&P 500 returned -6.70% for the six months ended June 30,


Industry Breakdown
Franklin Large Cap Growth
Securities Fund
6/30/01


Health Technology              13.6%
Finance                        13.4%
Utilities                      12.9%
Electronic Technology          10.4%
Communications                  7.6%
Technology Services             7.4%
Consumer Non-Durables           7.1%
Retail Trade                    5.9%
Consumer Services               3.6%
Industrial Services             3.1%
Producer Manufacturing          2.3%
Transportation                  1.7%
Energy Minerals                 1.6%
Distribtion Services            1.3%
Process Industries              0.9%
Consumer Durables               0.5%
Short-Term Investments
& Other Net Assets              6.7%

Top 10 Holdings
Franklin Large Cap
Growth Securities Fund
Based on Total Net Assets
6/30/01
 Company                        % of Total
 Industry                       Net Assets
----------------------------- ------------
   AES Corp.                        2.2%
   Utilities
   Enron Corp.                      2.2%
   Industrial Services
   Exelon Corp.                     2.2%
   Utilities
   Citigroup Inc.                   2.0%
   Finance
   Johnson & Johnson                1.9%
   Health Technology
   Amgen Inc.                       1.9%
   Health Technology
   Philip Morris Cos. Inc.          1.9%
   Consumer Non-Durables
   Dominion Resources Inc.          1.8%
   Utilities
   AOL Time Warner Inc.             1.8%
   Consumer Services
   Sprint Corp. (FON Group)         1.8%
   Communications

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

2001, and the Russell 1000 Index, another measure of large capitalization stocks, fell 7.05% for the same period./1/

As always, we maintained our bottom-up investment strategy during this difficult time, selecting individual stocks whose fundamentals and risk/return attributes looked most compelling. On the positive side, we found that recent share price declines in the equity markets made stock valuations much more reasonable in many industries, even after taking into account their near-term earnings weakness. We stress that understanding the overall U.S. economic environment was crucial, as it helped us analyze operating conditions and outlooks for various industries and companies. However, such macro-economic analysis was not the primary factor driving our portfolio investment decisions. We may employ economic analysis to help us make intelligent stock selections, but eschew making major sector decisions based upon our predictions about broad trends such as GDP growth.

One of the portfolio's biggest changes during the period was in the technology sector. We became convinced that valuations in the broader technology sector had reached levels that made a number of quality stocks look quite compelling on a long-term risk/return basis. Therefore, we rather aggressively built up positions in several technology-related stocks. By early February 2001, our total technology sector weighting (excluding health technology) had risen to nearly 28% of the Fund's total net assets -- slightly above the S&P 500's technology weighting at that time. We purchased stocks such as Applied Materials and Intel in the semiconductor and semiconductor manufacturing equipment areas. Since February, however, these stocks rebounded sharply, and we gradually took profits in the latter half of the reporting period, thereby reducing our total technology sector weighting (excluding health technology) to just 17.8% by June 30, 2001. Given the sector's still very difficult operating outlook and the strong share price gains posted in a rather short period of time, we feel less enthusiastic on a risk/return basis about some of these holdings than we did in January.


1. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some companies are characterized by relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000/(R)/ Index, which measures the 3,000 largest U.S. companies based on total market capitalization. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

For similar reasons, we also sold software vendors Synopsys, Oracle and VERITAS.

We eagerly await the opportunity to rebuild positions in several leading technology companies when their valuations return to levels that we find more compelling. Along those lines, we selectively bought a handful of technology stocks on the heels of what we perceived as severe share price weakness, including Compaq Computer and CheckPoint Software.

We continued to hold a large position in electrical power generators, including traditional utility companies and non-regulated independent power producers
(IPPs). On June 30, 2001, our overall utility sector weighting remained about 13%, significantly more than the 3.7% weighting for the S&P 500. Some of these stocks, such as Calpine, Mirant, AES and Dynegy, recently came under some pressure in response to political concerns emanating from California's energy crisis. Specifically, the very large profits made by these companies in a severely supply-constrained electricity market captured the attention of some politicians who are pushing for limits on how much these companies can charge for electricity. Although we do not believe the near-term impact of this development will be significant, we are taking it seriously and monitoring the situation closely. Meanwhile, we also continued to own a handful of more traditional, slower-growth utility stocks among the Fund's top 20 holdings at period-end, such as Exelon and Dominion Resources -- neither of which we believe face any of the political risks or concerns that currently impact the California-based IPPs.

Elsewhere, we added to Dow Chemical based upon our view that the stock's current share price looked attractive relative to the company's long-term earnings potential. End markets for this company's core chemical-related products were generally quite weak near period-end and, in our opinion, the stock's valuation more than amply reflected it. Although it may take some time for conditions to improve, we think this industry leader will be among the major beneficiaries. We also added to our position in beverage producer Coors, believing that it presented a compelling opportunity based upon recent valuation. Also in the beverage industry, we recently bought shares of Coca-Cola. In response to some near-term softness in industry conditions, the stock was trading at a five-year low and looked compelling to us from a long-term risk/return perspective. On the sell side, we reduced or eliminated the following:
Furniture Brands, whose share price rose nearly 33% during the reporting period; petroleum conglomerate Exxon-Mobil; clothing apparel concern Tommy Hilfiger; and utility stock DTE Energy after it posted healthy gains and became less compelling to us on a risk/return basis.

Looking ahead, we are encouraged to see the resilience of U.S. consumers in the current economic environment, but believe it is important to recognize that a future consumer spending slowdown is by no means out of the question. As companies continue looking for ways to cut costs to offset declining sales, layoffs remain one of their quickest and easiest options. Not only are existing jobs being eliminated, but also the creation of new jobs -- which occurred at such a steady pace with countless new, small companies being launched over the past five years -- has generally ground to a halt. The recent trend suggests slowing household spending going forward. Some good news for the near term: The Fed's six aggressive interest rate cuts during the reporting period, and the enacted federal income tax rebates and reductions passed by Congress, should provide the economy with a powerful double jolt of increased liquidity that may eventually stimulate the economy. Meanwhile, we believe two primary concerns remain: declining corporate revenue growth and its struggle to keep pace with rising expenses, as well as continued softening in various foreign economies that serve as markets for U.S. exports.

Fortunately, we are not in the business of making precise economic predictions about the timing or magnitude of future economic trends, and will continue to employ our core investment philosophy of focusing on long-term growth opportunities offered by companies we believe have sustainable competitive advantages and superior management teams. By consistently adhering to this core discipline based upon assessment of risk and return on a bottom-up, stock-by-stock basis, and then constantly monitoring our resulting industry and sector weightings to make sure that we feel comfortable with the magnitude of their risks, we aim to deliver superior investment returns over the long term. Encouragingly, we believe the current economic landscape and stock markets offer no shortage of interesting opportunities to profitably apply this strategy.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Large Cap Growth Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Large Cap Growth Securities Fund - Class 1 delivered a -4.84% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



            Franklin Large Cap Growth Securities Fund - Class 1
                           Periods ended 6/30/01
                                                                   Since
                                                                Inception
                                    1-Year         5-Year       (5/1/96)
                                 -----------   -----------    --------------
 Cumulative Total Return             -10.18%       +110.40%       +114.19%
 Average Annual Total Return         -10.18%        +16.04%        +15.88%
 Value of $10,000 Investment     $    8,982     $   21,040     $   21,419

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Large Cap Growth Securities Fund - Class 2 delivered a -4.92% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                  Franklin Large Cap Growth Securities Fund - Class 2*
                                  Periods ended 6/30/01
                                                               Since
                                                             Inception
                                     1-Year       5-Year      (5/1/96)
                                   ----------   ----------   ----------
 Cumulative Total Return             -10.40%      +108.95%      +112.71%
 Average Annual Total Return         -10.40%       +15.88%       +15.73%
 Value of $10,000 Investment       $  8,960     $  20,895     $  21,271

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +28.45% and +10.63%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                             Past performance does not guarantee future results.

Franklin Large Cap Growth Securities
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                   FRANKLIN LARGE CAP GROWTH SECURITIES FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                       SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


The prospectus is amended by replacing the second sentence of the section "Main Investments" under GOALS AND STRATEGIES (page FL-1) with the following sentence, which will become effective November 1, 2001:


For this Fund, large cap companies are those with market capitalization values (share price multiplied by the number of common stock shares outstanding) within those of the top 50% of companies in the Russell 1000 Index at the time of purchase.


               Please keep this supplement for future reference.

                                                FRANKLIN MONEY MARKET FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Money Market Fund seeks high current income consistent with capital preservation and liquidity. The Fund also seeks to maintain a stable share price of $1.00./1/ The Fund invests in high quality U.S. dollar-denominated money market debt instruments.
--------------------------------------------------------------------------------
During the six-month period ended June 30, 2001, the U.S. economy remained weak and appeared to be walking a fine line between a soft landing and a recession. The combination of lower stock prices and higher short-term interest rates in 2000 contributed to a sharp deceleration in U.S. economic growth. Corporate spending shrank dramatically, while profits suffered from declining earnings growth. After a record-long expansion, the "New Economy" showed its first cracks as productivity and consumer confidence fell. Debt levels for consumers and corporations continued to rise. Manufacturing contracted and layoffs increased across many sectors.

In an effort to sustain the country's record economic expansion and mitigate the negative economic news, and noting relatively moderate inflation, the Federal Reserve Board (the Fed) began the year 2001 by lowering short-term interest rates. The Fed reduced rates six times during the period, for a total of 275 basis points (2.75%), bringing the federal funds target rate from 6.50% to 3.75% by June 30, 2001. Despite the Fed's aggressive actions, gross domestic product (GDP) growth, the country's broadest gauge of economic vibrancy, further decelerated to a 1.3% annualized rate in first quarter 2001.

Consumer spending held up relatively well during the period, as evidenced by higher than expected demand for housing and automobiles. However, there remains the risk that lower stock prices, continued layoffs and higher energy and electricity prices could cause a further downshift in overall consumer spending.

In recognition of the dramatic economic slowdown and likelihood of lower interest rates, we began extending the Fund's weighted average maturity in late 2000 and maintained a relatively longer than normal maturity through the end of the period. By locking in higher rates for


1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Top 10 Holdings
Franklin Money Market Fund
6/30/01
                                    % of Total
  Security Name                      Net Assets
-------------------------------- --------------
   Federal National Mortgag  e
   Association                           17.3%
   UBS Warburg LLC                        7.2%
   Federal Home Loan
   Mortgage Corp.                         5.7%
   Federal Home Loan Bank                 5.2%
   ABN Amro Bank NV,
   Chicago Branch                         3.5%
   Deutsche Bank AG, New
   York Branch                            3.5%
   Nestle Capital Corp.                   3.5%
   Canadian Wheat Board                   3.5%
   International Lease
   Finance Co.                            3.5%
   Pitney Bowes Credit Corp  .            3.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

longer periods, the Fund sought to maximize its performance despite the declining interest rate environment.

While we believe that the Fed is nearing the end of its easing mode, the U.S. economy remains fragile. Therefore, the Fed may cut rates further until an economic recovery is more clearly in sight. We believe that the Fed's aggressive easing, combined with lower income tax rates, should stimulate economic growth later in 2001. If signs of economic growth become more evident, we believe short-term rates should gradually begin to rise again.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                FRANKLIN NATURAL RESOURCES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Natural Resources Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in U.S. and foreign equity and debt securities of companies principally engaged in the natural resources sector.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, natural gas prices fell from more than $9 per Btu (British thermal unit) in January to less than $3.50 at period-end. Weak demand -- primarily due to a combination of mild weather, a slowing U.S. economy and electric utilities' switching from natural gas to residual oil (resid) -- resulted in a faster-than-expected increase in storage, negatively impacting natural gas prices. In our opinion, natural gas storage is likely to reach capacity by year-end. However, natural gas prices are still well above historical averages, and we expect utilities to continue building natural gas-fired electric generation units. In addition, with natural gas prices at current levels, utilities may soon switch back to natural gas from resid.

Within this environment, Franklin Natural Resources Securities Fund's performance suffered due to our heavy concentration in natural gas-related equities. We held an overly optimistic outlook for natural gas prices, and we underestimated the debilitating effect of high prices on demand. As a defensive measure, we increased our weighting in integrated oil companies, which experienced record earnings and strong stock performance during the period, largely due to rising crude oil prices and record-high natural gas prices. Record-high domestic oil refining margins also more than offset weak chemical profits, further driving profitability and share performance. Equally important, we believe major oil producers' stocks were even more desirable because they belonged to one of the few industries that still had earnings growth in a sluggish economy. New positions we initiated during the period included integrated oil companies BP, USX-Marathon, and Tosco after it announced plans to merge with Philips Petroleum.

We also increased our weighting in pipeline and distribution companies because we believed they should benefit from California's energy crisis. Diversified pipeline stocks' performance was mixed during the period under review, reflecting, in our opinion, a tug of war between positive factors such as strong industry fundamentals and an attractive earnings outlook against negative factors such as concerns related to re-regulation. Although we expect the highly charged political environ-ment to persist in the near term, over time we anticipate investor

[GRAPH OMITTED]

Industry Breakdown
Franklin Natural Resources
Securities Fund
Based on Total Net Assets
6/30/01


Energy Minerals                37.7%
Industrial Services            27.8%
Process Industries             13.3%
Non-Energy Minerals             8.4%
Utilities                       7.6%
Producer Manufacturing          2.2%
Agricultural Chemicals          1.7%
Short-Term Investments &
Other Net Assets                1.3%

Top 10 Holdings
Franklin Natural Resources
Securities Fund
6/30/01
 Company                          % of Total
 Industry, Country                 Net Assets
-------------------------------- ------------
   Conoco Inc., B                      4.1%
   Energy Minerals, U.S.
   Exxon Mobil Corp.                   3.7%
   Energy Minerals, U.S.
   Chesapeake Energy Corp.             3.3%
   Energy Minerals, U.S.
   Devon Energy Corp.                  2.8%
   Energy Minerals, U.S.
   Shell Transport & Trading
   Co. PLC, N.Y. shs.                  2.7%
   Energy Minerals, U.K.
   Petroleo Brasileiro SA
   (Petrobras), ADR                    2.3%
   Energy Minerals, Brazil
   Enron Corp.                         2.3%
   Industrial Services, U.S.
   Cal Dive International Inc.         2.2%
   Industrial Services, U.S.
   Weyerhaeuser Co.                    2.2%
   Non-Energy Minerals, U.S.
   Texaco Inc.                         2.0%
   Energy Minerals, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

sentiment to improve, and we looked for companies that, in our opinion, should continue to show strong financial performance. Consequently, we initiated positions in independent power producers and marketers Calpine and Reliant Resources, and added to Mirant.

We reduced our oil and gas exploration and production (E&P) holdings as falling natural gas prices weighed on the sector. However, a series of mergers and acquisitions helped support valuations. Barrett Resources, one of our top holdings, was acquired by Williams Companies at a significant premium. Given the sell-off in the group, E&P companies appeared to us attractively valued at period-end. We feel that Devon Energy, our second-largest E&P holding, verified this by announcing a $1 billion stock repurchase plan that would retire 15% of its outstanding shares. We also modestly reduced our weighting in oil service stocks as weaker natural gas prices seemed to dampen investor sentiment. However, we remained positive on the industry as companies still experienced strong activity and oil drillers' valuations were below historical norms.

On June 30, 2001, the Fund had approximately 3% of total net assets invested in alternative energy companies. We look favorably on the future of alternative power companies as we feel they provide a much-needed solution to power-reliability problems.

Looking forward, we are positive about long-term prospects for natural resources companies and for Franklin Natural Resources Securities Fund. In our opinion, energy should continue to dominate the Fund's near-term performance. The energy sector looks robust to us with high commodity prices leading to strong internal growth rates for individual companies. Even if oil prices pull back into the mid-$20 range, as we expect, we think oil companies can still economically increase produc-tion and reserves while generating significant cash flow to create shareholder value.

In addition, many other industries may offer attractive future growth potential when the global economy begins to expand again. We think that long-term prospects are improving for companies in the natural resources sector, and we believe that the Fund is well-positioned with investments in companies having superior managements, relatively low costs, and the capabilities to add value throughout commodity-price cycles.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

Franklin Natural Resources Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Natural Resources Securities Fund - Class 1 delivered a -8.45% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                  Franklin Natural Resources Securities Fund - Class 1
                                 Periods ended 6/30/01
                                                                          Since
                                                                        Inception
                                 1-Year       5-Year       10-Year      (1/24/89)
                               ----------   ----------   -----------   -----------
 Cumulative Total Return           +3.41%      -4.32%       +43.22%       +61.23%
 Average Annual Total Return       +3.41%      -0.88%        +3.66%        +3.92%
 Value of $10,000 Investment   $  10,341    $  9,568     $  14,322     $  16,123

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.






Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Natural Resources Securities Fund - Class 2 delivered a -8.62% cumulative total return for the six-month period ended
6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                  Franklin Natural Resources Securities Fund - Class 2*
                                 Periods ended 6/30/01
                                                                         Since
                                                                       Inception
                                 1-Year       5-Year       10-Year      (1/24/89)
                               ----------   ----------   -----------   ----------
 Cumulative Total Return           +3.17%      -4.82%       +42.46%       +60.38%
 Average Annual Total Return       +3.17%      -0.98%        +3.60%        +3.87%
 Value of $10,000 Investment   $  10,317    $  9,518     $  14,246     $  16,038

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +58.51% and +20.41%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                            Past performance does not guarantee future results.

Franklin Natural Resources Securities
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                                 FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in securities of companies, including small capitalization companies, in the real estate sector, primarily equity real estate investment trusts (REITs).
--------------------------------------------------------------------------------
We are pleased to bring you this report for Franklin Real Estate Fund covering the six-month period ended June 30, 2001. Real estate stocks continued their strong performance begun in 2000. The most prominent beneficiaries of the real estate sector's robust showing were real estate investment trusts (REITs). Growing volatility in the broader markets and successive short-term interest rate cuts by the Federal Reserve Board (the Fed) generated increased interest in these high yielding stocks. In our opinion, real estate stocks in general offered attractive valuations. Their appealing stock prices, in addition to promising operating fundamentals at the property level, provided a catalyst for higher security prices in absolute and relative terms. For the six months ended June 30, 2001, the Wilshire Real Estate Securities Index rose 9.63%, while the Standard & Poor's 500 Composite Index (S&P 500) returned -6.70%./1/

One reason we see for the sector's stellar performance was real estate's pricing power advantage, as owners can consistently and contractually raise prices, in the form of rent, during periods of low inflation. Given the length of the typical lease, usually seven years for office companies, this pricing power generally becomes especially pronounced if the "rolling" lease was originally signed during a weak economy. Most tenants who enjoyed a "renter's market" in 1994 must now renegotiate new lease terms at current market rates that are substantially higher than they were seven years ago.



1. Source: Standard & Poor's Micropal. The unmanaged Wilshire Real Estate Securities Index is a market capitalization-weighted index composed of publicly traded REITs and real estate operating companies. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Property-Type Allocation
Franklin Real Estate Fund
6/30/01
                                  % of Total
                                   Net Assets
                               --------------
   Office                              22.6%
   Diversified                         19.9%
   Apartment                           16.3%
   Industrial                           9.4%
   Retail                               9.4%
   Hotels & Travel                      8.1%
   Other                                5.3%
   Self Storage                         3.1%
   Short-Term Investments   &
   Other Net Assets                     5.9%

Top 10 Holdings
Franklin Real Estate Fund
6/30/01
 Security                       % of Total
 Security Type                  Net Assets
----------------------------- ------------
   Security Capital Group
   Inc., B                          5.7%
   Diversified Property Type
   Equity Office
   Properties Trust                 5.6%
   Equity REIT - Office
   Equity Residential
   Properties Trust                 4.4%
   Equity REIT - Apartments
   ProLogis Trust                   4.2%
   Equity REIT - Industrial
   Apartment Investment &
   Management Co., A                4.2%
   Equity REIT - Apartments
   Glenborough Realty
   Trust Inc.                       3.8%
   Equity REIT - Diversified
   Property Type
   iStar Financial Inc.             3.7%
   Equity REIT - Other
   Vornado Realty Trust             3.5%
   Equity REIT - Diversified
   Property Type
   Brandywine Realty Trust          3.3%
   Equity REIT - Office
   Spieker Properties Inc.          3.3%
   Equity REIT - Office

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Equilibrium between supply and demand also benefited real estate. Three years of disciplined borrowing and constrained lender participation curtailed development. Few REITs were able to access the equity markets in any meaningful way, and limited capital availability curbed supply. Any development projects that reached completion were usually pre-leased to committed tenants before the first shovel broke ground. Project-specific developments offered more exposure, leaving aggressive new initiatives open to analyst and investor criticism. As a result, the supply side of the equation became, in our opinion, less cyclical than before.

On June 30, 2001, office real estate stocks represented the Fund's largest property-type weighting at 22.6% of total net assets. Although office real estate companies were one of the best performing property types in 2000, there were concerns of a protracted slowdown for office space demand in 2001. This property-type's relative performance improved significantly near the end of the period as Standard & Poor's considered adding REITs to the S&P 500. We believe a likely candidate for inclusion would be Equity Office Properties Trust, our largest office REIT holding as of June 30, 2001. We believe office real estate stocks represent an attractive combination of compelling valuations and favorable supply characteristics, as well as the safety of long-term leases. Diversified property, comprising companies whose focus is not limited to a specific property type, represented our second-largest weighting at 19.9% of total net assets. The apartment property type was the third-largest weighting, constituting 16.3% of total net assets at the end of the period. In our opinion, each of these property types has excellent long-term fundamentals, and their securities trade at reasonable valuations.

During the six months under review, we continued to reduce our exposure to hotel real estate. We became increasingly concerned about a slower-growth economy, particularly because the hotel industry, relative to other real estate property industries, is usually the most sensitive to economic changes. As of June 30, 2001, hotel and travel real estate represented just 8.1% of your Fund's total net assets.

During the reporting period, we initiated several positions including Rouse Co., an upscale retail mall REIT; First Industrial Realty Trust Inc., a national industrial REIT; and Boston Properties Inc., an office REIT with properties located in supply constrained cities. We believe these REITs traded at reasonable valuations and offered above-average growth prospects at the time of purchase. Other purchases included

Canadian apartment company Boardwalk Equities Inc. and real estate service company Frontline Capital Group. Amid declining fundamentals, we sold our shares of The Macerich Co., a shopping mall REIT.

While rents have declined relative to the unprecedented highs achieved in 2000 and early 2001, operating income across many real estate portfolios continues to rise due to the growth already embedded in below-market leases. Going forward, we believe that the Federal Reserve Board's aggressive monetary actions should help stabilize demand. Overall, we are optimistic about the prospects for investing in real estate securities because we believe they seem to possess a combination of strong fundamentals and favorable valuations.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Real Estate Fund
Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Real Estate Fund - Class 1 delivered a +6.82% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                        Franklin Real Estate Fund - Class 1
                               Periods ended 6/30/01
                                                                         Since
                                                                       Inception
                                 1-Year       5-Year       10-Year      (1/24/89)
                               ----------   ----------   -----------   ----------
 Cumulative Total Return          +20.17%      +64.59%     +215.82%      +250.43%
 Average Annual Total Return      +20.17%      +10.48%      +12.19%       +10.61%
 Value of $10,000 Investment   $  12,017    $  16,459    $  31,582     $  35,043

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Real Estate Fund - Class 2 delivered a +6.69% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                         Franklin Real Estate Fund - Class 2*
                                  Periods ended 6/30/01
                                                                         Since
                                                                       Inception
                                 1-Year       5-Year       10-Year      (1/24/89)
                               ----------   ----------   -----------   ----------
 Cumulative Total Return          +19.87%      +63.57%     +213.85%      +248.25%
 Average Annual Total Return      +19.87%      +10.34%      +12.12%       +10.56%
 Value of $10,000 Investment   $  11,987    $  16,357    $  31,385     $  34,825

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +29.64% and +11.04%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                          Past performance does not guarantee future results.

Franklin Real Estate
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                 FRANKLIN RISING DIVIDENDS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital, although not a goal, is also an important consideration. The Fund invests primarily in equity securities of companies that have paid consistently rising dividends over the past 10 years, including small capitalization companies.
--------------------------------------------------------------------------------
Economic growth was sluggish during the six-month period ended June 30, 2001. Gross domestic product (GDP), the country's broadest gauge of economic activity, grew only 1.3% annualized during the quarter ended March 31, 2001. Forecasts for second quarter GDP reflected an even slower rate. Downward pressure on the economy stemmed from mostly the same factors that slowed growth during the latter part of 2000 -- higher energy costs, the aftermath of excessive spending on technology and the delayed effect of higher short-term interest rates. In an attempt to improve liquidity and revive economic growth, the Federal Reserve Board (the Fed) cut the federal funds target rate by 275 basis points (2.75%) during the first half of 2001. Many market participants believed that the Fed was nearly finished lowering interest rates by June and expect a stronger economy to be more evident by year-end. Reduced income tax rates and lower short-term interest rates, combined with some energy price easing and stock price strengthening, may begin to stimulate the economy.

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

During the reporting period, small- and mid-cap stocks generally performed better than large-cap stocks. For the most part, value stocks outperformed growth stocks during the same time. The Fund benefited from these general trends as two small-cap stock holdings, Cohu and CIRCOR International, performed exceptionally well. Cohu, a manufacturer of semiconductor test handling equipment, suffered a sharp decline in sales and profitability beginning in 2000 and continuing into 2001. Anticipating an eventual cyclical recovery, Cohu's

Top 10 Holdings
Franklin Rising Dividends
Securities Fund
6/30/01
 Company                         % of Total
 Industry                        Net Assets
------------------------------ ------------
   Family Dollar Stores Inc.         5.8%
   Retail Trade
   West Pharmaceutical
   Services Inc.                     4.4%
   Health Technology
   Alberto-Culver Co., A             3.9%
   Consumer Non-Durables
   National Commerce
   Financial Corp.                   3.7%
   Finance
   Reynolds & Reynolds
   Co., A                            3.6%
   Technology Services
   Cohu Inc.                         3.6%
   Electronic Technology
   Teleflex Inc.                     3.5%
   Producer Manufacturing
   Pall Corp.                        3.4%
   Health Technology
   Diebold Inc.                      3.3%
   Electronic Technology
   Leggett & Platt Inc.              3.3%
   Consumer Durables

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

stock price rebounded strongly during the period. Unlike many manufacturing companies, CIRCOR, an instrumentation and fluid regulation products maker experienced strong order growth in 2001, particularly for its petrochemical products.

Some other important contributors to the Fund's returns were Bemis, Graco and Family Dollar Stores. Bemis benefited from the continued strength of its flexible packaging business. Bemis's major food customers have been shifting to more complex, value-added packaging to make its products more appealing to consumers. Graco manufactures fluid handling systems and related components for building contractors and other industrial applications. Despite the weak economy, housing starts remained strong in 2001, enabling Graco to continue generating solid earnings. Operating results at Family Dollar, a leading convenience discounter, also held up well during the economic weakness. Its emphasis on basic goods at attractive prices enabled the company to outperform many other retailers.

New additions to the Fund's portfolio included AFLAC, Carlisle Companies, ABM Industries and Russ Berrie & Co. AFLAC, a leading underwriter of supplemental health insurance products in Japan and the U.S., has increased dividends for 19 years. Over the past 10 years, AFLAC's operating earnings per share have grown at a 20% average annual rate. Carlisle is a diversified industrial company with 24 years of dividend increases. Carlisle delivered consistent earnings growth since the 1990-91 recession until the cyclical slowdown took effect in late 2000. Although earnings may be weak in the short term, we anticipate solid growth to resume once the economic cycle improves. ABM, the largest domestic facilities services contractor, boasts an exceptional 36 years of dividend increases. For each of the last seven years, ABM reported double-digit earnings per share growth. Russ Berrie, a designer and distributor of giftware, has generated double-digit operating earnings per share growth in recent years. The company carries a large cash and marketable securities position on its debt-free balance sheet.

Notable year-over-year dividend increases during past six months came from Leggett & Platt (+20%), AFLAC (+18%), State Street Corp. (+18%), Washington Mutual (+18%) and U.S. Bancorp (+15%).

As of June 30, 2001, our 10 largest positions comprised 38.6% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to our screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 22 years in a row and by 254% in the past 10 years. On June 30, 2001, their most recent dividend increases averaged 8.8%, for a yield of 1.8% and a dividend payout ratio of 36%. Long-term debt averaged 20% of capitalization, and the average price/earnings ratio was 21.6 on calendar year 2001 estimates versus 24.5 for that of the unmanaged Standard & Poor's 500 Composite Index on the same date./1/ It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.



1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Rising
Dividends Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Rising Dividends Securities Fund - Class 1 delivered a +8.52% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



            Franklin Rising Dividends Securities Fund - Class 1
                           Periods ended 6/30/01
                                                                   Since
                                                                Inception
                                 1-Year         5-Year       (1/27/92)
                               ----------   -----------   ------------
 Cumulative Total Return          +32.90%      +95.36%       +176.34%
 Average Annual Total Return      +32.90%      +14.33%        +11.39%
 Value of $10,000 Investment   $  13,290    $  19,536     $   27,634

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Rising Dividends Securities Fund - Class 2 delivered a +8.33% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                  Franklin Rising Dividends Securities Fund - Class 2*
                                Periods ended 6/30/01
                                                                Since
                                                              Inception
                                       1-Year      5-Year     (1/27/92)
                                    ----------   ----------   ----------
 Cumulative Total Return              +32.32%       +93.81%     +174.16%
 Average Annual Total Return          +32.32%       +14.15%      +11.29%
 Value of $10,000 Investment      $   13,232      $ 19,381    $  27,416

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.59% and +6.38%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Franklin Rising
Dividends Securities
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                               FRANKLIN S&P 500 INDEX FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) before the deduction of Fund expenses. The Fund uses investment "indexing" strategies and invests in the common stocks of the S&P 500 Index in approximately the same proportion as the S&P 500 Index./1/
--------------------------------------------------------------------------------
This semiannual report of Franklin S&P 500 Index Fund covers the six months ended June 30, 2001. During the reporting period, the Federal Reserve Board
(the Fed) cut rates aggressively in an attempt to spur an economy slowed by reduced spending and corporate profitability. Lower gross domestic product
(GDP) projections during 2001's first quarter contributed to fears of a possible recession. A major manufac-turing slowdown also became evident and factory operating rates dipped to 78%, the lowest since the last recession. In the second quarter, worldwide central bank easings, led by the U.S., along with tax rebates and tax cuts approved by the U.S. Congress, were expected to add the necessary liquidity and stimulus to turn investor sentiment and corporate earnings around. In response, equity markets began to rise again, factoring in a possible economic recovery later in the year. However, weaker-than-expected data from the Fed's Beige Book (anecdotal information on regional and national economic conditions), weekly unemployment claims, industrial production and anemic corporate earnings indicated that an economic turnaround might be further away than originally thought. The market's reaction in June then erased much of the gains posted earlier in the second quarter.

Reflecting investor concerns over flagging economic growth and a dearth of positive corporate earnings news, stock markets continued the volatile track they assumed in early 2000. The S&P 500 Index suffered through a disastrous first quarter, losing 11.86% of its value./1/ In percentage terms, it was the worst quarterly performance since the index lost 13.74% in the third quarter of 1990 and its worst first quarter performance since 1939. This year's second quarter started with a bang as growth stocks reversed their freefall, producing encouraging results in April. The markets presented a muddled picture in May and


1. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies.

Top 10 Holdings
Franklin S&P 500 Index Fund
6/30/01
 Company                      % of Total
 Industry                     Net Assets
--------------------------- ------------
   General Electric Co.           4.3%
   Producer Manufacturing
   Microsoft Corp.                3.5%
   Technology Services
   Exxon Mobil Corp.              2.7%
   Energy Minerals
   Citigroup Inc.                 2.4%
   Finance
   Pfizer Inc.                    2.2%
   Health Technology
   AOL Time Warner Inc.           2.1%
   Consumer Services
   Wal-Mart Stores Inc.           1.9%
   Retail Trade
   American International
   Group Inc.                     1.8%
   Finance
   Intel Corp.                    1.7%
   Electronic Technology
   International Business
   Machines Corp.                 1.7%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

June as investors struggled to balance the Fed's aggressive rate cutting posture with disappointing corporate revenues as bleak earnings reports continued to flood in. Overall, the S&P 500 Index fell 6.70% for the six months ended June 30, 2001. Other indexes also fell during the reporting period, with the Dow Jones Industrial Average and Nasdaq Composite Index down 1.96% and 12.32%./2/

Franklin S&P 500 Index Fund is currently managed with a full replication technique. With this passive strategy, the Fund holds each constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. This replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow, fees and expenses. Fund performance is reported after fees and expenses, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Tracking differences may be caused by Fund cash flow and trading expenses. Positive cash flow in a down market will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that will help to offset fees and expenses. Of course, one cannot invest directly in an index.

As a result of changes to the S&P 500 Index, there were 16 additions and 13 deletions to the Fund's portfolio between January 1 and June 30, 2001, based upon rebalancing activity. Deletions generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of representation. Whenever a company is deleted from the index, another company is added to keep the number of index constituents at 500. This reporting period's difference in additions/deletions was due to merger activity only.


2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market/(R)/. The index is market value-weighted and includes over 4,000 companies.

Looking forward, we intend to keep the Fund's passively managed portfolio nearly fully invested in the common stocks of the S&P 500 Index by holding constituent securities. We will use financial futures to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. As such, the performance should continue to be dictated by the performance of the S&P 500 Index and general U. S. equity market conditions.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market and indexing strategy conditions and the composition of the S&P 500 Index. Although historical performance is no guarantee of future results, these insights may help you understand our management philosophy.

Franklin S&P 500 Index Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin S&P 500 Index Fund - Class 1 delivered a -6.98% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions increased total returns.



           Franklin S&P 500 Index Fund - Class 1
                   Periods ended 6/30/01
                                                      Since
                                                   Inception
                                    1-Year         (11/1/99)
                               --------------    --------------
 Cumulative Total Return             -15.15%        -10.09%
 Average Annual Total Return         -15.15%         -6.19%
 Value of $10,000 Investment    $     8,485       $  8,991

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin S&P 500 Index Fund - Class 2 delivered a -7.22% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions increased total returns.



                  Franklin S&P 500 Index Fund - Class 2
                          Periods ended 6/30/01
                                                               Since
                                                             Inception
                                            1-Year           (11/1/99)
                                        -------------    --------------
 Cumulative Total Return                     -15.38%          -10.54%
 Average Annual Total Return                 -15.38%           -6.48%
 Value of $10,000 Investment            $     8,462       $    8,946

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                          Past performance does not guarantee future results.

Franklin S&P 500 Index Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



          Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                          FRANKLIN S&P 500 INDEX FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                       SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page FSP-5) with the following:

[GRAPHIC OMITTED]


       MANAGEMENT
       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.


       Under an agreement with Advisers, SSgA Funds Management, Inc. (SSgA), Two International Place, Boston, Massachusetts 02110, is the Fund's sub-advisor. SSgA, a registered investment advisor, is a subsidiary of State Street Bank and Trust Company. A team from SSgA provides Advisers with investment management advice and assistance.


       The Fund's lead portfolio manager is:

       T. Anthony Coffey, CFA       Mr. Coffey has been a manager of the Fund since August 2000, and
       VICE PRESIDENT, ADVISERS     has been with Franklin Templeton Investments since 1989.

     The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, management fees, before any advance waiver, were 0.15% of the Fund's average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.14% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.


     "Standard & Poor's/(R)/", "S&P/(R)/" and "S&P 500/(R)/" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Franklin Templeton Distributors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the SAI for more information.


               Please keep this supplement for future reference.

                                                   FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the
Russell 2000 Index; whichever is greater, at the time of purchase./1/
--------------------------------------------------------------------------------
The first half of 2001 was a volatile and challenging period for investors in the small-cap growth market. Small-cap stocks outper-formed large-cap stocks during the six-month period, with large-cap asset classes posting negative returns overall. As evidence of small-capitalization stocks' relative outperformance over large-capitalization equities, the Russell 2000 Growth Index returned 0.14% compared to the -6.70% return for the Standard & Poor's 500 (S&P 500) Index for the six months ended June 30, 2001./1/ The Fund's exposure to growth investments in a market that favored defensive investments (relatively low-growth or "value" stocks) contributed to its underperformance during the same time.

Persistent economic deceleration has prompted spending cutbacks in virtually all industrial and services sectors since mid-2000. During the first half of 2001, the cumulative evidence of economic uncertainty compelled the Federal Reserve Board (the Fed) to aggressively, and sometimes unexpectedly, cut interest rates a total of six times. Economic malaise and the specter of recession also drove some small-cap investors to the perceived safety of value stocks. This shift in investor sentiment allowed defensive stocks to outperform small-cap growth stocks, many of which appear in the Fund's portfolio, for the period under review.

During the reporting period, we increased investments in what we believe are defensive sectors, including stocks of consumer cyclical, discount retail, financial services and media companies. However, in the second quarter of 2001, we began selling some of these and gradually built positions in what we considered to be more aggressive sectors. For instance, we sold a number of energy and financial services stocks that we believed had reached fair valuations. Yet in light of the economy's downturn, we were hard-pressed to find more aggressive sectors with attractive entry points.

1. Source: Standard & Poor's Micropal. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies.


Top 10 Industry Breakdown
Franklin Small Cap Fund
6/30/01
                                 % of Total
                                  Net Assets
                              --------------
   Electronic Technology              18.8%
   Technology Services                13.8%
   Finance                            10.6%
   Health Technology                   5.0%
   Communications                      4.3%
   Consumer Services                   4.3%
   Industrial Services                 3.6%
   Producer Manufacturin  g            3.5%
   Transportation                      3.5%
   Commercial Services                 2.2%

Top 10 Holdings
Franklin Small Cap Fund
6/30/01
 Company                           % of Total
 Industry, Country                 Net Assets
-------------------------------- ------------
   Affiliated Computer
   Services Inc., A                    2.1%
   Technology Services, U.S.
   Expeditors International of
   Washington Inc.                     1.3%
   Transportation, U.S.
   Tektronix Inc.                      1.1%
   Electronic Technology,
   U.S.
   Atlantic Coast Airlines
   Holdings Inc.                       1.1%
   Transportation, U.S.
   Novellus Systems Inc.               1.1%
   Electronic Technology,
   U.S.
   Mettler-Toledo
   International Inc.                  1.1%
   Producer Manufacturing,
   Switzerland
   Retek Inc.                          1.1%
   Technology Services, U.S.
   Hispanic Broadcasting
   Corp., A                            1.0%
   Consumer Services, U.S.
   Federated Investors Inc., B         1.0%
   Finance, U.S.
   RSA Security Inc.                   0.9%
   Technology Services, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

This situation existed because the more aggressive growth sectors, especially technology, experienced a sharp rebound early in the second quarter, driving up their prices and valuations to levels we found very expensive. Sales of defensive stocks raised the Fund's cash position to a level that exceeded our long-term desire. We anticipate reinvesting this cash in the summer and fall months, when we believe appropriate opportunities may arise in the more aggressive growth sectors.

Looking ahead, the economic and market outlook appears uncertain, especially for a fund such as this, which typically invests heavily in rapidly-growing technology companies./2/ Nonetheless, we are more optimistic now than at any time in the past year. The Fed has greatly reduced interest rates, which normally leads to an economic rebound and, sometimes, inflation. Inflation has been subdued so far, partly due to moderating energy prices and the strong dollar's dampening effect on import prices. We are confident that if inflation is restrained, the Fed's interest rate reductions will eventually stimulate the economy, thereby creating a fertile environment for growth investing in the small-cap market. If opportunities and attractive prices present themselves in the coming months, we will be selectively buying stocks of aggressive, high-quality small-cap companies that we believe will benefit most from economic recovery. Although there are clearly areas of the economy that will continue to suffer from the aftereffects of overinvestment, we feel the broader domestic economy will be moving in an upward direction that favors the Fund's growth investment style.



2. There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

     Franklin Small Cap Fund buys small-cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small-cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Small Cap Fund - Class 1 delivered a -11.14% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                          Franklin Small Cap Fund - Class 1
                                Periods ended 6/30/01
                                                                      Since
                                                                    Inception
                                      1-Year         5-Year         (11/1/95)
                                    ----------    ------------    --------------
 Cumulative Total Return             -28.80%         +88.80%         +129.46%
 Average Annual Total Return         -28.80%         +13.55%          +15.79%
 Value of $10,000 Investment      $   7,120       $  18,880        $  22,946

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Franklin Small Cap
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Small Cap Fund Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Small Cap Fund - Class 2 delivered a -11.26% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                    Franklin Small Cap Fund - Class 2*
                           Periods ended 6/30/01
                                                              Since
                                                            Inception
                                  1-Year       5-Year       (11/1/95)
                               -----------   -----------   -------------
 Cumulative Total Return           -28.97%      +87.62%       +128.03%
 Average Annual Total Return       -28.97%      +13.41%        +15.66%
 Value of $10,000 Investment    $   7,103    $  18,762    $    22,803

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +43.00% and +15.52%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

                                       FRANKLIN TECHNOLOGY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology.
The Fund may have substantial holdings in smaller companies and in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, domestic economic growth decelerated dramatically from that of the previous year. U.S. gross domestic product growth fell sharply to 1.3% in the first quarter of 2001, compared with 4.8% during the same period in 2000. Higher energy costs, lower consumer confidence and weaker capital spending all seemed to place downward pressure on the economy. From the beginning of 2001, the Federal Reserve Board tried to ward off a recession by aggressively reducing the federal funds target rate. These interest rate reductions are expected to stimulate the economy, which in our view could enable technology companies to produce stronger earnings growth in the future. Generally, corporations' borrowing costs decrease when interest rates are lower, which can significantly improve their ability to grow and finance new projects.

Because of extreme market volatility and weakness for equities overall, and the technology sector in particular, the technology-heavy Nasdaq Composite Index posted a -12.32% return during the reporting period./1/ However, Franklin Technology Securities Fund compared favorably with retail funds having similar investment strategies, as represented by the Lipper Science & Technology Funds Group Average, composed of 365 technology funds on June 30, 2001. The average returned -25.87% during the six-month period./2/

By remaining focused on what we believed were the highest quality technology companies, the Fund managed to maintain strong performance relative to the Lipper Science & Technology Funds Group Average in spite of technology sector weakness during the period. Our staff of equity analysts and portfolio managers are continually evaluating Fund positions as well as keeping an eye out for


1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

2. Source: Lipper Inc. Lipper calculations do not include sales charges or fund expenses. The Fund's performance relative to the Lipper average may have been different if such charges and expenses had been considered.


The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index; nor is an index representative of the Fund's portfolio.

[GRAPH OMITTED]


Investment Breakdown
Frankin Technbology Securities Fund
Based on Total Net Assets
6/30/01


Electronic Technology          52.7%
Technology Services            26.3%
Health Technology               7.8%
Producer Manufacturing          5.2
Communications                  2.0%
Commercial Services             1.0%
Utilities                       0.7%
Short-Term Investments &
Other Net Assets                4.3%

Top 10 Holdings
Franklin Technology Securities Fund
6/30/01
 Company                     % of Total
 Industry                    Net Assets
-------------------------- ------------
   Agere Systems Inc., A         2.5%
   Electronic Technology
   Avocent Corp.                 2.4%
   Electronic Technology
   Paychex Inc.                  2.2%
   Technology Services
   Tektronix Inc.                2.1%
   Electronic Technology
   Intel Corp.                   2.1%
   Electronic Technology
   Concord EFS Inc.              2.1%
   Technology Services
   Microsoft Corp.               2.0%
   Technology Services
   Interwoven Inc.               1.9%
   Technology Services
   Rofin-Sinar
   Technologies Inc.             1.9%
   Producer Manufacturing
   Cisco Systems Inc.            1.8%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

opportunities that arise as a result of market confusion. We believe that one of investors' biggest mistakes is to do nothing during a market correction when some of the most attractive opportunities may appear.

Another positive aspect to this kind of economic downturn is that companies with the best products, management teams and strategic positioning can emerge from these difficult periods as stronger competitors. We look for companies that aggressively cut costs and improve efficiency so that they will be in a much better position when the economy begins to grow again.

Amid widespread technology sector turbulence, we looked for signs of a bottom to the market correction and were encouraged that many stocks appeared to us to price in a very pessimistic economic outlook. We recognize that equity markets typically rebound well ahead of an earnings trough, so we aimed to position the Fund with the expectation that technology stocks will begin performing better in the second half of this fiscal year.

During the reporting period, we maintained a fully invested portfolio with cash ranging only from 5% to 10% of the Fund's total net assets. We attempted to use a few of the strong rallies to sell some of our more highly valued stocks and invested the proceeds in companies we found with higher earnings visibility and more attractive valuations. We also sought to take advantage of market volatility to purchase stocks of Biogen, Nokia, Paychex, Agere Systems, Apple Computer and Taiwan Semiconductor.

The Fund focused on several areas, including semiconductors (Intel and Linear Technology), computer hardware (EMC, Apple and Avocent), telecommunications equipment (Polycom and Centillium) and technology services (Concord EFS, Microsoft and Interwoven). We believe that these companies represent top-quality investments in their respective technology market segments.

Looking forward, we remain positive about the technology sector's long-term prospects in general and Franklin Technology Securities Fund in particular. The Fund will remain focused on individual technology leaders and maintain broad diversification across all technology segments and market capitalizations. We believe our broad diversification mitigated some of the day-to-day volatility in this difficult market. We will continue to avoid "concept stocks" because we believe there is still a great deal of downside risk in companies without current revenues and near-term profitability. In the future, we expect that technology will continue to increase in importance in our daily lives. Technology has grown steadily as a percentage of the U.S. economy over the past 40 years, and we believe that this trend will continue. In our opinion, corporations and individuals will utilize technology to improve efficiency, create new products and services, and improve our standard of living. We consider the Fund uniquely positioned to take advantage of this trend, and we are grateful for your continuing support during this difficult market environment.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

Franklin Technology Securities Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Technology Securities Fund - Class 1 delivered a -17.55% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                  Franklin Technology Securities Fund - Class 1
                              Periods ended 6/30/01
                                                    Since
                                                 Inception
                                    1-Year       (5/1/00)
                               --------------    --------------
 Cumulative Total Return             -44.44%          -37.50%
 Average Annual Total Return         -44.44%          -33.21%
 Value of $10,000 Investment    $     5,556       $    6,250

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Technology Securities Fund - Class 2 delivered a -17.70% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                  Franklin Technology Securities Fund - Class 2*
                              Periods ended 6/30/01
                                                  Since
                                                Inception
                                  1-Year        (5/1/00)
                               -----------    -----------
 Cumulative Total Return           -44.62%       -37.70%
 Average Annual Total Return       -44.62%       -33.40%
 Value of $10,000 Investment    $   5,538     $   6,230

* Because Class 2 shares were not offered until 9/1/00, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 9/1/00, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 9/1/00 (commencement of sales), the cumulative total return of Class 2 shares was -52.55%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Franklin Technology Securities Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                             FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.
--------------------------------------------------------------------------------
The U.S. economy showed clear signs of deceleration during the six months under review, as gross domestic product growth in the first quarter of 2001 fell sharply to 1.3%, annualized, compared with an annualized 4.8% during the same period in 2000. Slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% during 2000, moved up to 4.5% by period-end. In an attempt to revive the lagging economy, the Federal Reserve Board (the Fed) aggressively cut the federal funds target rate by a total of 275 basis points (2.75%) during the reporting period.

In the wake of these short-term interest rate reductions, the yield spread between short- and long-term rates widened, resulting in a steeper yield curve, which led to stronger performance of shorter-dated issues versus intermediate- and long-term dated instruments. In addition, as short-term interest rates declined and stock markets plummeted, prices of bonds and income securities rallied amid falling yields and increased demand for their perceived safety. Government National Mortgage Association (GNMA) pass-throughs participated in that positive performance while continuing to offer excellent credit quality, moderate interest rate risk and generally higher income than comparable maturity Treasuries.

Mortgage rates generally reflected the roller coaster ride of intermediate-term interest rates during the six-month period. As intermediate-term interest rates declined through March, mortgage rates fell and supported the domestic housing sector. This type of situation usually means increasing prepayments and greater prepayment risk for mortgage-backed securities, creating some downward pricing pressure on mortgage pass-throughs, the Fund's primary investments. Through March, mortgage pass-throughs slightly underperformed intermediate government fixed income securities. However, an equity market rebound beginning in April led a turnaround in intermediate-term interest rates and mortgage yields. As mortgage rates followed intermediate-term rates higher in April and May, prepayment risk declined, causing mortgage pass-throughs to generate higher income versus other, higher-quality fixed income investments.

[GRAPH OMITTED]


Investment Holdings
Frankin U.S. Government Fund
Based on Total Net Assets
6/30/01


Mortgage-Backed Securities     72.6%
Agency Notes & Bonds           22.5%
Short-Term Investments &
Other Net Assets                4.9%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

  During the reporting period, we remained focused on agency mortgage pass-through markets. Mortgage-backed securities represented 72.6% of the portfolio's total net assets as of June 30, 2001, with the remainder in other high-quality government agency investments. The portfolio management team invested cash inflows in various mortgage pass-through investments that, in our opinion, offered relative value opportunities. In particular, we invested in lower-coupon GNMAs, which we believed should provide shareholders a level of prepayment protection. On the other hand, we lightened our exposure to agency bonds.

Looking forward, we believe the Fed may continue to cut interest rates. In our opinion, the Fed should ultimately be successful in boosting the economy out of the recession-like conditions experienced during the past six months. In the meantime, the Fund intends to maintain its overweighted exposure in lower-coupon GNMA securities, which perform better in a declining interest rate environment. In anticipation of interest rates increasing if the economy picks up sometime in the future, we will seek to add to our higher-coupon portfolio positions as opportunities arise. Our outlook for mortgage pass-through securities remains positive, and we will continue to manage Franklin U.S. Government Fund primarily emphasizing agency mortgage pass-throughs for their attractive income advantages versus Treasury securities. In addition, we will continue to use non-mortgage securities, such as Treasury and U.S. government agency securities, for diversification purposes.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin U.S. Government Fund - Class 1 delivered a +3.36% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                                  Franklin U.S. Government Fund - Class 1
                                           Periods ended 6/30/01
                                                                          Since
                                                                        Inception
                                 1-Year       5-Year       10-Year      (3/14/89)
                               ----------   ----------   -----------   -----------
 Cumulative Total Return         +11.22%      +41.39%      +107.98%      +149.80%
 Average Annual Total Return     +11.22%       +7.17%        +7.60%        +7.73%

               Past performance does not guarantee future results.

Franklin U.S. Government Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin U.S. Government Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin U.S. Government Fund - Class 2 delivered a +3.27% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                    Franklin U.S. Government Fund - Class 2*
                              Periods ended 6/30/01
                                                                          Since
                                                                        Inception
                                 1-Year       5-Year       10-Year      (3/14/89)
                               ----------   ----------   -----------   -----------
 Cumulative Total Return         +10.88%      +40.49%      +106.65%      +148.20%
 Average Annual Total Return     +10.88%       +7.04%        +7.53%        +7.67%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +13.76% and +5.34%.



              Past performance does not guarantee future results.

                                            FRANKLIN VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Value Securities Fund seeks long-term total return. Income, although not a goal, is a secondary consideration. The Fund invests primarily in equity securities of companies, including small capitalization companies, that the Fund's manager believes are selling substantially below the underlying value of their assets or their private market value.
--------------------------------------------------------------------------------
During the six-month period ended June 30, 2001, the domestic economy continued to struggle after slowing dramatically toward the end of 2000. Economic activity remained sluggish, fettered by rising consumer prices and a growing number of layoff announcements. These dreary economic factors led to renewed fears of a recession, despite the Federal Reserve Board's 275 basis points (2.75%) rate cuts which lowered the federal funds target rate to 3.75% at period-end.

After more than two years of what many considered a value bear market, the pendulum began to swing back to value stocks during the first half of 2000. Many mundane, overlooked value stocks became favorites during the period as many nervous investors shed their once-inflated technology issues. The major U.S. stock market news during the reporting period was the unrelenting technology meltdown, most recently encompassing the telecommunications industry in the downdraft. With a large weighting of tech stocks, the Nasdaq Composite Index (Nasdaq) fell 699 points to end the period at 2160.54, 24% from its period high of 2859.15 on January 24, 2001./1/

The other major U.S. indexes also fell during the period with the Dow Jones Industrial Average losing 1.96% and the Standard & Poor's 500 Composite Index 6.70% to end the period at 10502.40 and 1224.38 respectively./2/ This volatile market behavior prompted many investors to retreat to the security of bonds, money market instruments and old economy value stocks. Not surprising to us, the Russell 2000 Value Index gained 12.8% outperforming its growth counterpart by 12.6%


1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index is market value-weighted and measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market.


2. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies.


The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfoilio.


Industry Breakdown
Franklin Value Securities Fund
6/30/01
                                  % of Total
                                   Net Assets
                               --------------
   Finance                             16.6%
   Producer Manufacturing              15.8%
   Transportation                      11.1%
   Consumer Non-Durables                8.4%
   Electronic Technology                8.0%
   Consumer Durables                    7.3%
   Industrial Services                  5.8%
   Retail Trade                         5.4%
   Non-Energy Minerals                  3.6%
   Energy Minerals                      2.6%
   Closed-End Mutual Fund  s            2.3%
   Consumer Services                    1.7%
   Utilities                            1.2%
   Technology Services                  1.1%
   Process Industries                   0.8%
   Health Technology                    0.7%
   Short-Term Investments
   & Other Net Assets                   7.6%

             Top 10 Holdings
      Franklin Value Securities Fund
                 6/30/01
 Company                        % of Total
 Industry                       Net Assets
----------------------------- ------------
   Presidential Life Corp.          3.1%
   Finance
   Reliance Steel &
   Aluminum Co.                     3.1%
   Non-Energy Minerals
   Teekay Shipping Corp.            2.7%
   Transportation
   Avocent Corp.                    2.4%
   Electronic Technology
   Diebold Inc.                     2.3%
   Electronic Technology
   Standard Commercial
   Corp.                            2.0%
   Consumer Non-Durables
   The PMI Group Inc.               2.0%
   Finance
   Midwest Express Holdings         2.0%
   Transportation
   Graco Inc.                       1.9%
   Producer Manufacturing
   Allstate Corp.                   1.9%
   Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

during this volatile period./3/ Within this difficult market environment, Franklin Value Securities Fund posted solid results, as shown in the Performance Summary following this report. The Fund outperformed its benchmark, the Russell 2000 Value index, during the six months ended June 30, 2001.

Our investment strategy includes a variety of value criteria. In addition to low price relative to book value, earnings or cash flow, we also consider understated assets such as land or intangibles, patents and distribution systems. We regularly screen for fallen angels -- former growth companies that suffered sharp price declines -- which we believe still have significant potential.

Our quest for value generally leads us to bargain securities that have a cloud hanging over them. The cloud could involve a company or an entire industry, an ineffectual management team, or a passive board of directors. Our job is to determine whether the cloud will disappear or worsen. Therefore, we almost always insist the company possess a strong balance sheet and sizeable cash flow to sustain it during a turnaround period.

During the reporting period, we added 18 new securities, focusing on companies with solid financials and quality management. Not surprisingly, we found a few fallen angels in the technology sector. One such company is Avocent Corp., a leading provider of connectivity solutions for enterprise data centers and financial institutions worldwide, whose stock price had fallen more than 70% from its 52-week high in December 2000. With no debt and nearly $3.00 per share in cash, Avocent traded at 20 times this year's estimated earnings at the end of the period. The transportation sector also provided interesting opportunities such as OMI Corp., which we began buying toward the end of the period. OMI is a leading provider of seaborne transportation services for crude oil and petroleum products. As the demand for crude oil strengthens, we believe OMI, with a price-to-earnings ratio (P/E) of 3 times 2001 estimated earnings and selling at only 1 times book value at period-end, is well positioned for a rebound. In financial services, American National Insurance Company, a position we accumulated two years ago at an average cost of around


3. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

$59.44 per share, traded at $75.00 on June 30, 2001. American National has increased dividends for 25 consecutive years, yields 3.8%, has a strong balance sheet with no long-term debt, and currently sells at less than 1 times book value and 12 times 2001 earnings estimates. As long as American National's fundamentals remain strong, we believe this company will continue to be a core holding in the portfolio.

One of the Fund's best performing sectors during the period was consumer non-durables. In this group, Standard Commercial Corp., a tobacco leaf company, provided the Fund's strongest performance, yielding a stellar return of more than 150% for the six-month period. In addition, our producer manufacturing stocks contributed significantly to the Fund's performance. Particularly noteworthy was CIRCOR International's six-month return of 80%. CIRCOR manufactures an array of valves that optimize the efficiency and safety of fluid-control systems worldwide. With a P/E of 15 times this year's estimates and selling at only 1.1 times book value, we believe CIRCOR still provides solid value.

Within this environment of extreme market volatility, we are convinced that our common sense value investment strategy will serve our shareholders well over the long term.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Value Securities Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Value Securities Fund - Class 1 delivered a +12.65% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                 Franklin Value Securities Fund - Class 1
                           Periods ended 6/30/01
                                                                   Since
                                                                Inception
                                    1-Year         3-Year       (5/1/98)
                               -------------- -------------- --------------
 Cumulative Total Return             +33.34%        +22.22%        +11.71%
 Average Annual Total Return         +33.34%         +6.92%         +3.56%
 Value of $10,000 Investment    $    13,334    $    12,222    $    11,171

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Value Securities Fund - Class 2 delivered a +12.43% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                    Franklin Value Securities Fund - Class 2*
                              Periods ended 6/30/01
                                                             Since
                                                           Inception
                                 1-Year       3-Year       (5/1/98)
                               ----------   ----------   -------------
 Cumulative Total Return          +33.18%      +21.47%        +11.02%
 Average Annual Total Return      +33.18%       +6.70%         +3.36%
 Value of $10,000 Investment   $  13,318    $  12,147      $  11,102

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +39.30% and +14.30%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Franklin Value Securities Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                FRANKLIN ZERO COUPON FUNDS - 2005 AND 2010

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: The two Zero Coupon Funds seek as high an investment return as is consistent with capital preservation. Each Fund invests primarily in dollar-denominated zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government, its agencies and authorities. Each Zero Coupon Fund seeks to return a reasonably assured target dollar amount, predictable at the time of investment, on a specific date in the future. The Funds may not be appropriate for those who intend to redeem units before the maturity dates.
--------------------------------------------------------------------------------
Bond prices rose slightly during the six months under review, but their advance was uneven as longer-term interest rates became relatively stable while shorter-term interest rates fell more significantly. Extreme volatility in major equity markets and concerns about significant economic deceleration prompted the Federal Reserve Board (the Fed) to lower short-term interest rates aggressively, reducing the federal funds target rate from 6.5% to 3.75% during the first half of 2001.

During the reporting period, the shape of the yield curve -- the spread between interest rates on the 30-year Treasury bond and the three-month Treasury bill -- switched from inverted (a rare occurrence when short-term yields were higher than longer-term yields) to a more normal, or "positive" (upward sloping) curve with short-term yields lower than those of intermediate- and long-term securities. This change originated almost entirely from the short end of the curve, and was primarily the result of Fed rate cuts. A variety of factors had an impact on long-term bond prices. One major factor was the flight-to-quality impact of foreign investors seeking U.S. dollar securities during times of global economic uncertainty. Weak returns in the domestic stock market also prompted some investors to move money from stocks to the relative safety of fixed income securities, while at the same time, the ongoing retirement of some long-term bonds by the U.S. Treasury reduced the available supply on the long end. These circumstances increased demand for short-maturity securities while reducing supply, contributing to their higher prices and reduced yields.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

 On the first business day of 2001, the Fed announced a surprise interest rate reduction, the beginning of a monetary easing cycle that likely has yet to conclude. The yield curve steepened in the wake of these cuts, and the spread between short-term and longer-term interest rates stood at roughly 205 basis points on June 30, 2001, compared to -56 basis points on December 31, 2000. Due to the aforementioned conditions, the steeper yield curve led to stronger performance for shorter-dated issues compared with intermediate- and longer-dated instruments. The Zero Coupon Funds' performance, once again, followed the markets' yield movements. Of the two, Franklin Zero Coupon Fund 2005 performed better due to the steepening yield curve and the Fund's shorter-maturity portfolio.

Franklin Zero Coupon Funds invest primarily in securities issues by government sponsored agencies. In our view, there is only slightly more risk in agency securities than direct obligations of the U.S. government. However, agency securities historically have offered a higher yield advantage than Treasuries.

Typically, individual zero coupon bonds will return a fixed rate, if held to maturity. Zero coupon investments, therefore, can be attractive for relatively short-term investors and risk-averse, long-term investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow into or out of the portfolio, and vary with market conditions. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity.

Zero coupon bonds and the Franklin Zero Coupon Funds, while subject to price fluctuation as a result of changes in interest rates, can offer investors relatively certain returns if held to maturity. For each Fund, we strive to maintain the weighted average maturity as close to the target maturity as possible so that the Fund will mirror the features of a zero coupon bond.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Funds' portfolio compositions will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Zero Coupon Fund 2005 - Class 1 delivered a +3.22% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                                  Franklin Zero Coupon Fund 2005 - Class 1
                                           Periods ended 6/30/01
                                                                         Since
                                                                       Inception
                                 1-Year       5-Year       10-Year      (3/14/89)
                               ----------   ----------   -----------   -----------
 Cumulative Total Return         +11.81%      +46.08%      +164.47%     +213.57%
 Average Annual Total Return     +11.81%       +7.87%       +10.2         +9.74%

               Past performance does not guarantee future results.

Franklin Zero Coupon Fund 2005 - Class 1



   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Zero Coupon Fund 2010 - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Zero Coupon Fund 2010 - Class 1 delivered a +0.94% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                         Franklin Zero Coupon Fund 2010 - Class 1
                                  Periods ended 6/30/01
                                                                          Since
                                                                        Inception
                                 1-Year       5-Year       10-Year      (3/14/89)
                               ----------   ----------   -----------   -----------
 Cumulative Total Return         +13.38%      +52.79%      +195.18%      +236.85%
 Average Annual Total Return     +13.38%       +8.85%       +11.43%       +10.38%

              Past performance does not guarantee future results.

                                          MUTUAL DISCOVERY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies.
--------------------------------------------------------------------------------
We are pleased to bring you this semiannual report for the period ended June
30, 2001. During the six months under review, the U.S. economy showed signs of weakness across most industrial sectors. The Federal Reserve Board cut short-term interest rates aggressively, and the federal government approved a tax-cut package to stimulate the economy. Domestic equity markets experienced volatility and generally fell during the period, which had a negative psychological and wealth impact on investors, especially those invested in technology and telecommunications stocks. Outside the U.S., economies and equity markets provided mixed results, with more pockets of weakness than strength. The euro's decline helped sustain European export sales during early 2001. However, demand softened toward the end of the period, especially in Germany, and the region faced prospects for stagflation, or inflation combined with stagnant consumer demand and relatively high unemployment, as commodity prices increased and the regional economy weakened.

During the period, the Fund outperformed its benchmarks, the Standard and Poor's 500 Composite Index and Russell 2000 Index, using its three-pronged investment approach./1/ First, we invest in undervalued stocks trading at a discount to intrinsic value with an emphasis on shareholder activism. Second, we are active in arbitrage. Many of our investment targets are in industries subject to consoli- dation and acquisition activity, and we seek out compelling arbitrage opportunities to capitalize on stock price differentials. Our third area of investment activity is in bankrupt, distressed or defaulted fixed income obligations. We have found many opportunities over the years in



1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000, which contains the 3,000 largest companies incorporated in the U.S. and its territories. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Geographic Distribution
Mutual Discovery Securities Fund
Based on Total Net Assets
6/30/01

U.S.                           33.2%
U.K.                            8.2%
France                          8.0%
Canada                          4.8%
Sweden                          4.3%
Switzerland                     3.5%
Spain                           3.4%
Netherlands                     2.8%
Irish Republic                  2.4%
Japan                           1.4%
Germany                         1.4%
Norway                          1.2%
Other Countries                 3.2%
Fixed Income Securities         8.4%
Government Agencies
& Other Net Assets             13.8%

Top 10 Holdings
Mutual Discovery Securities Fund
6/30/01
 Company                      % of Total
 Industry, Country            Net Assets
--------------------------- ------------
   Finova Capital Corp.
   (Fixed Income)                 2.6%
   Diversified Financials,
   U.S.
   Suez SA, ord. & strip          2.1%
   Multi-Utilities, France
   Lagardere SCA                  2.0%
   Media, France
   Telephone & Data
   Systems Inc.                   1.6%
   Diversified
   Telecommunication
   Services, U.S.
   Vinci SA                       1.4%
   Construction &
   Engineering, France
   Federated Department
   Stores Inc.                    1.4%
   Multiline Retail, U.S.
   Brown-Forman Corp.,
   A & B                          1.3%
   Beverages, U.S.
   Pargesa Holdings SA            1.2%
   Diversified Financials,
   Switzerland
   Irish Life & Permanent
   PLC                            1.2%
   Diversified Financials,
   Irish Republic
   Delphi Automotive
   Systems Corp.                  1.2%
   Auto Components, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


bankruptcy situations with favorable risk/reward characteristics, and we attempt to take little risk with substantial upside potential.

Our distressed and recently reorganized securities, totaling 7.0% of the portfolio's total net assets at period-end, contributed significantly to the Fund's performance. Finova, a commercial finance company, and Vencor/Kindred, a nursing home and hospital company, were two of the best performers of our distressed debt holdings during the six months under review. Other strong performers during the period also represented the type of special situations we are known for. We helped insurer White Mountains finance the purchase of CGNU's U.S. property and casualty subsidiary. So far, the deal has been successful and highly profitable. The portfolio also benefited from merger activity, as several of our largest holdings, such as CIT, became takeover targets during the period. Often during slowing economic times, companies attempt to supplement weak, organic growth with acquisitions, and such a situation can play into our investing style. CIT was one of our largest positions before a purchase offer from Tyco because we believed the company to be undervalued and one of the few remaining independent finance firms in a consolidating industry. We continued to benefit from our contrarian approach to investing, which originally led us to add stocks such as auto parts maker Delphi and retailer Federated Department Stores, both of which appreciated during the six months under review. Pargesa Holdings, a Swiss diversified financial company with a meaningful investment in Bertelsmann, the private, German media firm, also contributed positively to the Fund's results.

Often, we uncover our most favorable undervalued opportunities by searching off the beaten path for complex restructuring situations. One of our best performers during the period, Cendant, is an example. The company is a leading franchiser operating primarily in two segments, travel and real estate. During the past few years, it has been under a cloud stemming from a massive accounting fraud that surfaced after its 1997 acquisition of CUC. Through our due diligence, however, we came to view the company as significantly undervalued with solid businesses, strong cash flow even in a recessionary environment and a management team determined to restore the company to its former prominence. Since establishing our position in late 2000, the firm has successfully begun to execute its new strategy, and the stock more than doubled in value through June 30, 2001. Coincidentally, another one of our investment winners thus far in 2001 is Cendant's latest travel-related acquisition target, Galileo International.

An example of our unique analytical approach and far-reaching, global contacts is the London Stock Exchange (LSE), which converted from mutual form and distributed shares to its members. An active market for the shares failed to develop, and we became aware of this special situation. After studying the company, we began to accumulate the shares, and subsequently, the LSE decided to become a listed company, which led to the share prices' upward revaluation.

As in all years, not all the Fund's stocks proved to be success stories. During the six-month review period, the share price of Railtrack Group, Britain's largest railway infrastructure operator, fell sharply after a series of train accidents called into question the company's safety record and its ability to finance the huge capital spending necessary to maintain and enhance its physical plant.

We added a new position in Greencore Group, an Irish food company, and we increased positions in the beaten up telecommunications sector in companies such as Sprint, which sold at a discount to a sum of its parts. We also increased our investment in Berkshire Hathaway. On the bankruptcy side, we added to our successful position in Finova and established or added to positions in the distressed debt of two California energy companies/utilities, Edison International and Pacific Gas & Electric. In our opinion, the utility subsidiaries ultimately will be able to satisfy their debt obligations, and the nonregulated subsidiaries of these companies also have substantial value.


Top 10 Industries
Mutual Discovery Securities Fund
Based on Equity Securities
6/30/01
                                  % of Total
                                   Net Assets
                               --------------
   Media                               11.8%
   Diversified Financials              10.1%
   Tobacco                              4.2%
   Insurance                            4.1%
   Diversified
   Telecommunication
   Services                             3.8%
   Commercial Services &
   Supplies                             3.2%
   Food Products                        3.1%
   Beverages                            2.8%
   Construction &
   Engineering                          2.7%
   Paper & Forest Product  s            2.6%

On the sell side -- adhering to our strategy of buying assets at a discount and selling near full value -- we pared our holdings in stocks whose prices had appreciated significantly since their original purchase dates. These included Investor A & B, Century Telephone and food and drug retailer Albertson's. We also sold positions in companies, such as Sulzer, which we believed would experience deteriorating business conditions or whose managements, in our opinion, did not act in shareholders' best interests.

Looking forward, we will continue to search for undervalued investments as we seek to provide our shareholders with excellent, long-term, low-risk returns. With our disciplined due diligence and our three-pronged approach to value combining undervalued stocks, bankruptcies, and mergers and acquisitions, we believe Mutual Discovery Securities Fund is well-positioned to capitalize on the current, volatile marketplace.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01
Mutual Discovery Securities Fund - Class 1 delivered a +6.31% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                   Mutual Discovery Securities Fund - Class 1
                              Periods ended 6/30/01
                                                              Since
                                                            Inception
                                 1-Year       3-Year       (11/8/96)
                               ----------   ----------    ------------
 Cumulative Total Return          +10.09%       +24.66%       +68.08%
 Average Annual Total Return      +10.09%        +7.62%       +11.84%
 Value of $10,000 Investment   $  11,009     $  12,466     $  16,808

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Mutual Discovery Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Mutual Discovery Securities
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Mutual Discovery Securities Fund - Class 2 delivered a +6.09% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



               Mutual Discovery Securities Fund - Class 2*
                          Periods ended 6/30/01
                                                              Since
                                                            Inception
                                  1-Year      3-Year       (11/8/96)
                               ----------   ----------   --------------
 Cumulative Total Return          +9.72%       +23.87%      +67.02%
 Average Annual Total Return      +9.72%        +7.40%      +11.69%
 Value of $10,000 Investment   $ 10,972     $  12,387    $  16,702

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +39.93% and +14.51%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



              Past performance does not guarantee future results.

                       MUTUAL DISCOVERY SECURITIES FUND

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                        SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page MD-6) with the following:

[GRAPHIC OMITTED]


       MANAGEMENT
       Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.


       MANAGEMENT TEAM The team responsible for the Fund's management is:



                                  Mr. Winters has been a manager of the Fund since 1998, and
David J. Winters, CFA
PRESIDENT AND CHIEF               has been with Franklin Templeton Investments since 1996.
INVESTMENT OFFICER                Before November 1996, Mr. Winters was employed as a
FRANKLIN MUTUAL                   research analyst for Heine Securities Corporation, the
                                  predecessor of Franklin Mutual.

Timothy Rankin                    Mr. Rankin has been an assistant portfolio manager of the Fund
ASSISTANT PORTFOLIO MANAGER       since May 2001, and has been with Franklin Templeton
FRANKLIN MUTUAL                   Investments since 1997. Before August 1997, Mr. Rankin was a research analyst and portfolio manager for Glickenhaus & Co.

       The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.80% of it average daily net assets to Franklin Mutual for its services.


               Please keep this supplement for future reference.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                             MUTUAL SHARES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.
--------------------------------------------------------------------------------
We are pleased to bring you this semiannual report for the period ended June
30, 2001. During the six months under review, the U.S. economy showed signs of weakness across most industrial sectors. The Federal Reserve Board cut short-term interest rates aggressively, and the federal government approved a tax-cut package to stimulate the economy. Domestic equity markets experienced volatility and generally fell during the period, which had a negative psychological and wealth impact on many investors, especially those invested in technology and telecommunications stocks. Outside the U.S., economies and equity markets provided mixed results, with more pockets of weakness than strength, and the euro's decline helped sustain European export sales during early 2001.

During the reporting period, the Fund outperformed its benchmark, the Lipper Multi-Cap Value Funds Average./1/ We attribute this outperformance largely to our disciplined value and special situations approach. Our bankruptcy and recently reorganized investments, totaling 6.7% of the portfolio's total net assets at period-end, contributed significantly to the Fund's performance. Finova, a commercial finance company, and Vencor/Kindred, a nursing home and hospital company, were two of the best performers of our distressed debt holdings during the six months under review.

The Fund also benefited from merger activity, as several large holdings, such as CIT, became takeover targets during the reporting period. Often during slowing economic times, companies attempt to supplement weak, organic growth with acquisitions, and we believe such a situation can play into our investing style. CIT, for example,


1. Source: Lipper Inc. The Lipper Multi-Cap Value Funds Average is an equally weighted average consisting of 549 mutual funds (including Mutual Shares Securities Fund) within the Multi-Cap Value investment objective. Lipper calculations do not include sales charges; past expense reductions by the Fund's manager increased the Fund's total return. If these factors had been considered, the Fund's performance relative to the Lipper average may have differed. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Geographic Distribution
Mutual Shares Securities Fund
Based on Total Net Assets
6/30/01

U.S.                           59.4%
U.K.                            3.6%
France                          3.1%
Spain                           1.4%
Canada                          1.2%
Other Countries                 3.3%
Fixed Income Securities         8.3%
Government Agencies
& Other Net Assets             19.7%

Top 10 Industries
Mutual Shares Securities Fund
6/30/01
                               % of Total
                               Net Assets
                             ------------
   Media                           11.9%
   Diversified
   Telecommunication
   Services                         8.3%
   Insurance                        6.1%
   Diversified Financials           5.8%
   Multiline Retail                 4.2%
   Paper & Forest Products          4.0%
   Tobacco                          3.4%
   Banks                            2.6%
   Commercial Services &
   Supplies                         2.5%
   Auto Components                  2.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

was one of our largest positions before a purchase offer from Tyco because we believed the company to be undervalued and one of the few remaining independent finance firms in a consolidating industry. Another acquisition target in the Fund's portfolio that contributed significantly to Fund performance during the period was Dutch candy company Van Melle, which we sold after it was purchased by Perfetti.

We continued to benefit from our contrarian investment approach of purchasing out-of-favor stocks when they are trading at relatively large discounts to intrinsic values. Two such examples are auto parts manufacturer Delphi and retailer Federated Department Stores, both of which we originally purchased several years ago and then added to based on what we considered compelling valuations. In early 2001, these stocks appreciated significantly as investors apparently began to look past economic weakness toward economic recovery. Often, we uncover our most favorable undervalued opportunities by searching off the beaten path for complex restructuring situations. One of our best performers during the period, Cendant, is an example. The company is a leading franchiser operating primarily in two segments, travel and real estate. During the past few years, it has been under a cloud stemming from a massive accounting fraud that surfaced after its 1997 acquisition of CUC. Through our due diligence, however, we came to view the company as significantly undervalued with solid businesses, strong cash flow even in a recessionary environment, and a management team determined to restore the company to its former prominence. Since establishing our position in late 2000, the firm has successfully begun to execute its new strategy, and the stock more than doubled in value through the first half of 2001. Coincidentally, another one of our investment winners thus far in 2001 is Cendant's latest travel-related acquisition target, Galileo International.

As in all years, not all the Fund's stocks proved to be success stories. During the six-month review period, the share price of Railtrack Group, Britain's largest railway infrastructure operator, fell sharply after a series of train accidents called into question the company's safety record and its ability to finance the huge capital spending necessary to maintain and enhance its physical plant. Another disappointment was the position we took in the potential Honeywell/General Electric merger as the European Union (EU) Competition Commission rejected the deal. The impact on future merger activity resulting from this EU rejection has yet to be realized; however, we believe arbitrage spreads may temporarily widen on future deals requiring EU review and approval, which could create further opportunities for the Fund.

During the reporting period, we added to existing and initiated new positions in the beaten up telecommunications sector, buying shares in AT&T, AT&T Wireless and Sprint. We also increased our exposure to the unpopular media sector with purchases of Lagardere and Hughes Electronics. On the bankruptcy side, we added to our successful holdings in Finova and established or added to positions in the distressed debt of two California energy/utility companies, Edison International and Pacific Gas & Electric. In our opinion, the utility subsidiaries will be able to satisfy their debt obligations, and we believe the nonregulated divisions of these companies have substantial value.

We pared or liquidated our holdings in stocks whose prices had appreciated significantly since their original purchase date. Such sales included May Department Stores and food and drug retailer Albertson's. We also sold positions in companies we believed were subject to deteriorating business conditions or whose managements did not act in shareholders' best interests, in our opinion.

Looking forward, we will continue to search for undervalued investments as we seek to provide our shareholders with excellent long-term, low-risk returns. With our disciplined due diligence and our three-pronged approach to value combining undervalued stocks, bankruptcies, and mergers and acquisitions, we believe Mutual Shares Securities Fund is well-positioned to capitalize on the current, volatile marketplace.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


Top 10 Holdings
Mutual Shares Securities Fund
6/30/01
  Company                         % of Total
  Industry, Country               Net Assets
------------------------------- ------------
   Telephone & Data
   Systems Inc.                        2.7%
   Diversified Financials,
   U.S.
   Federated Department
   Stores Inc.                         2.7%
   Multiline Retail, U.S.
   Finova Capital Corp.
   (Fixed Income)                      2.2%
   Diversified Financials,
   U.S.
   White Mountains
   Insurance Group Inc.,
   ord. & pfd.                         1.9%
   Insurance, U.S.
   Berkshire Hathaway Inc.  ,
   A & B                               1.9%
   Insurance, U.S.
   Washington Post Co., B              1.8%
   Media, U.S.
   Lagardere SCA                       1.8%
   Media, France
   AT&T Corp.                          1.8%
   Diversified
   Telecommunication
   Services, U.S.
   AT&T Corp. - Liberty
   Media Group, A                      1.6%
   Media, U.S.
   Scripps Co., A                      1.5%
   Media, U.S.

Mutual Shares Securities Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Mutual Shares Securities Fund - Class 1 delivered a +11.73% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                 Mutual Shares Securities Fund - Class 1
                          Periods ended 6/30/01
                                                            Since
                                                          Inception
                                 1-Year       3-Year      (11/8/96)
                               ----------   ----------   ------------
 Cumulative Total Return          +25.37%      +33.88%      +75.57%
 Average Annual Total Return      +25.37%      +10.22%      +12.89%
 Value of $10,000 Investment   $  12,537    $  13,388    $  17,557

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Mutual Shares Securities Fund - Class 2 delivered a +11.62% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                        Mutual Shares Securities Fund - Class 2*
                                 Periods ended 6/30/01
                                                            Since
                                                          Inception
                                 1-Year       3-Year      (11/8/96)
                               ----------   ----------   -----------
 Cumulative Total Return          +25.18%      +33.53%      +75.11%
 Average Annual Total Return      +25.18%      +10.12%      +12.83%
 Value of $10,000 Investment   $  12,518    $  13,353    $  17,511

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +38.93% and +14.18%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Mutual Shares Securities Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                         MUTUAL SHARES SECURITIES FUND

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                        SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page MS-6) with the following:

[GRAPHIC OMITTED]


       MANAGEMENT
       Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.


       MANAGEMENT TEAM The team responsible for the Fund's management is:



                                  Mr. Winters has been a manager of the Fund since August
David J. Winters, CFA
PRESIDENT AND CHIEF               2001, and has been with Franklin Templeton Investments since
INVESTMENT OFFICER                1996. Before November 1996, Mr. Winters was employed as a
FRANKLIN MUTUAL                   research analyst for Heine Securities Corporation, the
                                  predecessor of Franklin Mutual.

Lawrence N. Sondike, CFA          Mr. Sondike has been a manager of the Fund since 1998, and
SENIOR VICE PRESIDENT             has been with Franklin Templeton Investments since 1996.
FRANKLIN MUTUAL                   Before November 1996, Mr. Sondike was employed as a
                                  research analyst for Heine Securities Corporation, the
                                  predecessor of Franklin Mutual.

Timothy Rankin                    Mr. Rankin has been an assistant portfolio manager of the Fund
ASSISTANT PORTFOLIO MANAGER       since July 2001, and has been with Franklin Templeton
FRANKLIN MUTUAL                   Investments since 1997. Before August 1997, Mr. Rankin was a research analyst and portfolio manager for Glickenhaus & Co.

Debbie Turner, CFA                Ms. Turner has been an assistant portfolio manager of the Fund
ASSISTANT PORTFOLIO MANAGER       since July 2001, and has been with Franklin Templeton
FRANKLIN MUTUAL                   Investments since February 1993.

       Mr. Sondike is expected to eventually transition from day-to-day management of the Fund to develop alternative investment products for Franklin Mutual.


       The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.60% of it average daily net assets to Franklin Mutual for its services.


               Please keep this supplement for future reference.

                                             TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------
Equity


The six months ended June 30, 2001, were marked by mixed returns in the world's stock markets as well as sharply diverging performances among different sectors. Although many sectors posted positive results, the once high-flying technology, media and telecommunications (TMT) stocks continued to falter. Not even six Federal Reserve Board (the Fed) short-term interest rate cuts were enough to buoy the equity markets for long.

In this environment, the Morgan Stanley Capital International All Country (MSCI
AC) World Free Index returned -9.93% during the period./1/ At the same time, the J.P. Morgan Global Government Bond Index (JPM GGBI) lost 4.96% in U.S. dollar terms./2/ Although the Fund posted a negative absolute return, our outperformance relative to the MSCI AC World Free Index was primarily due to strong stock selection leading to low exposure to the poorly performing TMT sectors. On June 30, 2001, the Fund held 83.7% of its total net assets in equities, 15.2% in fixed income and 1.1% in short-term investments and other net assets. During the period, we slightly increased the Fund's equity exposure, as we were successful in adding 14 new equity positions to the portfolio.

TMT stocks enjoyed sharp rallies in January and April. However, the group fell late in the period as a series of profit warnings and layoff announcements from leading TMT companies such as Nokia, Nortel Networks and Ericsson prompted many investors to focus on the sector's deteriorating fundamentals. European equity markets turned in


1. Source: Standard & Poor's Micropal. The unmanaged MSCI AC World Free Index measures the performance of securities located in 48 countries including emerging markets in Latin America, Asia, and eastern Europe. Securities are based on those that are legally and practically available to foreign investors. It is a market cap weighted index.

2. Source: J.P. Morgan. The unmanaged J.P. Morgan GGBI comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weighting is determined by the total market capitalization in $US of all the bonds in that country's traded index. The index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $US.

The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[GRAPH OMITTED]


Geographic Distribution
Templeton Asset Strategy Fund
Based on Total Net Assets
6/30/01


Europe                         48.6%
North America                  25.1%
Asia                           15.6%
Latin America/Caribbean         5.9%
Australia/New Zealand           2.1%
Mid-East/Africa                 1.6%
Short-Term Investments &
Other Net Assets                1.1%

Top Five Industries
Templeton Asset Strategy Fund
Based on Equity Securities
6/30/01
                                % of Total
                                Net Assets
                              ------------
   Telecommunication
   Services                         11.1%
   Insurance                         5.6%
   Diversified Finance               5.5%
   Electric Utilities                4.3%
   Oil & Gas                         4.2%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

poor performances during the period, largely weighed down by the decline in TMT stocks and the euro's persistent weakness. The flagging currency seemed tied to fundamental factors such as slowing European economic activity, perceived European Central Bank weakness and outflows into the U.S., in both equity investments and foreign direct investment. Asian markets turned in relatively strong performances apparently due to Japan's increasing optimism and signs of Korea's restructuring. Dominating Japan's news was the unexpected April election of Junichiro Koizumi and the perception that he may be the catalyst to implement the reform measures that will turn Japan's economy. Latin America produced mixed performances, with Mexico posting positive returns while the Brazilian market fell and Argentina's delivered a flat return. Mexico continued to benefit from its ties to the U.S. economy while political and economic turmoil hurt Brazil and Argentina.

Despite outperforming the MSCI AC World Free Index, the Fund suffered as the equity sell-off spread beyond the TMT sector to other industries later in the period. Among our worst performers were Philips in household durables and AXA, Nordea and Zurich Financial Services in financials. Conversely, we had a number of strong performers from a wide variety of sectors including industrial company Alstom; energy producer Repsol YPF; and Latin American telecommu-nications giant Telmex.

Fund purchases during the period included an array of companies in different sectors as we attempted to maintain the Fund's broad diversification. These included transportation company Deutsche Post; industrial company Valeo SA; Japan's Nippon Express; and consumer goods provider Kraft. We even uncovered select opportunities, in our opinion, in technology and telecommunications and purchased Korean semiconductor producer Samsung Electronics; NEC Corporation in Japan; and British firm Cable & Wireless, while adding to our holding in U.S. telecommunications provider SBC Communications.

We focused our selling on reducing a handful of large holdings in financials Nomura and Nordea and pharmaceuticals companies Aventis and Teva Pharmaceuticals. In Japan, we eliminated our position in Sony, while reducing our Best Denki position. In Latin America, we sold our holdings in Telecom Argentina and America Movil SA, Telefonos de Mexico's wireless spinoff.

Fixed Income

Primarily as a result of lower interest rates and steeper yield curves, global bond markets generated positive returns in local currency terms during the six months under review. The J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, rose 1.71% in local currency terms. However, the index fell 4.96% in U.S. dollar terms because all major currencies depreciated relative to the U.S. dollar during the reporting period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 1.77% return for the period./3/

Emerging market bonds delivered positive returns during the six-month period as yield spreads narrowed while the Fed lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) rose 5.52% in U.S. dollar terms./4/ Historically, emerging market bonds typically perform well when the Fed reduces U.S. interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, Templeton Asset Strategy Fund attempted to maximize its return by allocating approximately 80% of its bond allocation to intermediate- and long-term global investment-grade bonds and approximately 20% of its bond weighting to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds.


Looking Ahead

We believe slower global economic growth and slightly lower inflation worldwide will likely encourage further monetary policy easing by


3. Source: J.P. Morgan. The unmanaged J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer.

4. Source: Standard & Poor's Micropal. The unmanaged J.P. Morgan EMBI+ tracks total returns for external-currency-denominated debt instruments (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) of the emerging markets covering 17 countries.

The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Top Five Country Holdings
Templeton Asset Strategy Fund
Based on Equity Securities
6/30/01
                      % of Total
  Country              Net Assets
------------------ --------------
   U.S.                    16.5%
   U.K.                    12.5%
   Japan                    7.3%
   France                   5.6%
   Netherland  s            5.6%

[GRAPH OMITTED]


Asset Allocation
Templeton Asset Strategy Fund
Based on Total Net Assets
6/30/01


Stock                          83.7%
Fixed-Income Securities        15.2%
Short-Term Investment &
Other Net Assets                1.1%


major central banks. This is a favorable environment for short- to medium-term government bonds, which makes the portfolio management team positive for the Fund's fixed income segment going forward. We believe that the Fund's emerging market positions, in particular, will continue to offer attractive return opportunities for the portfolio.

The euro is substantially undervalued versus the U.S. dollar in our opinion. Although our position on the euro has been incorrect in the past, we believe that progress toward European restructuring, reduced U.S. interest rates and a narrowing of the growth gap between the U.S. and Europe should lead to the currency's rebound.

As for TMT stocks, it appears to us that lower interest rates will not erase the impact of the capital markets-induced and Y2K and Internet-led overspending on technology in 1999 and 2000. Although we believe that demand for technology products will eventually return, we are concerned about high inventory levels and our belief that many TMT stocks continue to have high valuations. In many cases, leading stocks in these sectors recently traded at significant premiums relative to past industry cycles. Yet, we may gradually increase our exposure to TMT stocks over the course of the year, as dramatically lower share prices may allow our analysts to identify bargain stocks trading at a discount to future growth prospects.

As always, we will attempt to avoid fashionable but highly priced stocks and concentrate on opportunities in the world's out-of-favor markets and sectors. We will focus our attention on long-term opportunities, rather than speculating on short-term market movements. Patient and disciplined value investing has been Templeton's hallmark for many years, and this philosophy continues to drive our stock selection process.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton Asset Strategy Fund - Class 1 delivered a -6.05% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                                  Templeton Asset Strategy Fund - Class 1*
                                           Periods ended 6/30/01
                                                                         Since
                                                                       Inception
                                 1-Year       5-Year       10-Year     (8/24/88)
                               ----------   ----------   -----------   ----------
 Cumulative Total Return          -8.01%       +56.31%     +219.24%      +275.05%
 Average Annual Total Return      -8.01%        +9.34%      +12.31%       +10.84%
 Value of $10,000 Investment   $  9,199     $  15,631    $  31,924     $  37,505

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.


Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Templeton Asset Strategy Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Templeton Asset Strategy Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton Asset Strategy Fund - Class 2 delivered a -6.15% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                        Templeton Asset Strategy Fund - Class 2*
                                  Periods ended 6/30/01
                                                                          Since
                                                                        Inception
                                 1-Year       5-Year       10-Year      (8/24/88)
                               ----------   ----------   -----------   ------------
 Cumulative Total Return          -8.26%       +54.70%     +215.95%      +271.19%
 Average Annual Total Return      -8.26%        +9.12%      +12.19%       +10.75%
 Value of $10,000 Investment   $  9,174     $  15,470    $  31,595     $  37,119

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +33.56% and +7.20%.


Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

                         TEMPLETON ASSET STRATEGY FUND

                FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
                       SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page TA-6) with the following:

[GRAPHIC OMITTED]


       MANAGEMENT
       Templeton Investment Counsel, LLC (TIC), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the Fund's investment manager.


       Under an agreement with TIC, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's sub-advisor. A team from Advisers provides TIC with investment management advice and assistance with respect to the Fund's investments in debt securities.


       MANAGEMENT TEAM The team responsible for managing the equity portion of the Fund is:



                               Mr. Clemons has managed the equity portion of the Fund since 1995, and has
  Gary Clemons
  EXECUTIVE VICE               been with Franklin Templeton Investments since 1990.
  PRESIDENT, TIC
  Tucker Scott, CFA            Mr. Scott has managed the equity portion of the Fund since 1998, and has
  VICE PRESIDENT, TIC          been with Franklin Templeton Investments since 1996.
  Peter A. Nori, CFA           Mr. Nori has managed the equity portion of the Fund since 1996, and has been
  SENIOR VICE                  with Franklin Templeton Investments since 1987.
  PRESIDENT, TIC

       The Fund pays TIC a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.60% of its average daily net assets to TIC for its services.


               Please keep this supplement for future reference.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                              TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.
--------------------------------------------------------------------------------
This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2001. During the six months under review, many emerging markets experienced slowing economic growth. While foreign direct investment inflows into Hong Kong in 2000 nearly tripled over 1999's, Hong Kong's economic growth is expected to be only 3.0% in 2001, lower than the 4.0% forecast in the budget. South Korea's first quarter gross domestic product
(GDP) growth also slowed, mostly due to falling exports. In Thailand, slowing exports and waning public sector investment contributed to reduced economic growth in the first quarter of 2001. One exception is China. China's economy grew solidly as strong government expenditure made up for a shrinking trade surplus. Foreign direct investment into China rose substantially, and first quarter exports grew considerably higher than forecast, but rapidly rising imports resulted in a lower trade surplus for the period.

During the period, concerns over Argentina's precarious debt position unsettled markets throughout the Latin American region. Argentina's Economy Minister Domingo Cavallo worked to reform the economy. The Argentine peso's peg to the strong U.S. dollar has created significant problems for the country and recently, the country's Lower House approved a plan to peg the peso against the average value of the U.S. dollar and the euro. The Senate has yet to vote on the issue, and some argue that the change would not be implemented until the euro reaches parity with the U.S. dollar. Concerns about the possible repercussions of Argentina's problems on capital flows into Brazil seemed to put pressure on the real and depress Brazilian equity valuations. In Mexico, first quarter GDP grew 1.9% compared with the same quarter in 2000, although it contracted when compared to the previous quarter. This was mainly due to reduced exports resulting from an economic slowdown in the U.S., Mexico's largest trading partner.

While most emerging markets in Latin America and Asia recorded slower growth, the situation in southern and eastern Europe was mixed. According to preliminary figures, Russia's first quarter GDP slowed moderately from its pace in the last quarter of 2000. Hungary's GDP grew slightly in the first quarter of 2001, mainly due to increased

[GRAPH OMITTED]


Geographic Distribution
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
6/30/01


Asia                           39.0%
Latin America                  18.6%
Mid-East/Africa                17.0%
Europe                         13.3%
Short-Term Investments &
Other Net Assets               12.1%

Top 10 Countries
Templeton Developing Markets
Securities Fund+
6/30/01
                    % of Total
                    Net Assets
                  ------------
   South Africa         15.5%
   Mexico               11.6%
   Hong Kong             7.3%
   South Korea           7.2%
   Turkey                5.4%
   Brazil                4.9%
   China                 4.6%
   Thailand              4.5%
   Poland                4.3%
   Indonesia             3.1%


consumer spending as a result of higher wages and pensions. In Hungary, the Budapest Stock Exchange tightened regulations for de-listing companies, in an attempt to protect minority shareholders. Turkey experienced strong growth in its tourism industry as a result of the Turkish lira's devaluation. Also positive news for Turkey was the International Monetary Fund's (IMF's) decision to grant US$8 billion in new loans. The Turkish government passed the Banking Reform Law and the Telecoms Law, which paves the way for the privatization of Turk Telecom. Both were conditions set by the IMF.

China's Shanghai and Shenzhen B share markets skyrocketed this year when the government opened these previously foreigners-only markets to domestic investors. Local investors rushed in, pushing up the B shares prices and narrowing the huge discounts at which the B shares used to trade during the restricted market. Taking these companies' current and expected future earnings into consideration, we do not believe that these high prices are sustainable. During the six months under review, we initiated positions in China H (Hong Kong-listed Chinese companies) and red chips (Hong Kong companies with significant exposure to China) because we believe they offer better value. Reduced exposure to Brazil and Israel also enabled us to increase the Fund's holdings in Mexico and South Africa.

As of June 30, 2001, the Fund's portfolio was dominated by oil and gas, followed by banking and then telecommunication services. We strove to keep the Fund's assets fully invested and thus, benefited from any price appreciation. We reduced cash levels from 14.6% of the Fund's total net assets on December 31, 2000, to 12.1% on June 30, 2001. During the period, we purchased shares in Telefonos de Mexico and South Korea's Hyundai Motor Company. We reduced our position in Turkish bank Akbank to adjust our portfolio target.

Although growth in many emerging market countries is slowing, it is still expanding at twice the rate of developed countries. We look for stocks that are trading at what we believe to be appealing valuations. With the decline of so many markets, we look with a broader perspective for future prospects. For example, generally when emerging markets' interest rates fall, debt financing is not as burdensome. Furthermore, most countries have embarked on reform efforts, albeit limited. Such important steps as these could provide a further impetus for investors to return.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


Top 10 Holdings
Templeton Developing Markets
Securities Fund
6/30/01
  Company                        % of Total
  Industry, Country              Net Assets
------------------------------ ------------
   Cemex SA                           5.0%
   Construction Materials,
   Mexico
   Cheung Kong
   Holdings, Ltd.                     3.4%
   Real Estate, Hong Kong
   South African
   Breweries PLC                      3.0%
   Beverages, South Africa
   Telefonos de Mexico SA
   de CV (Telmex), L. ADR             2.4%
   Diversified
   Telecommunication
   Services, Mexico
   Sasol Ltd.                         2.4%
   Oil & Gas, South Africa
   Samsung Electronics
   Co. Ltd.                           2.0%
   Semiconductor
   Equipment & Products,
   South Korea
   Banco Bradesco SA, pfd  .          2.0%
   Banks, Brazil
   Citic Pacific Ltd.                 1.5%
   Industrial
   Conglomerates,
   Hong Kong
   Polski Koncern Naftowy
   Orlen SA                           1.5%
   Oil & Gas,
   Poland
   Hyundai Motor Co. Ltd.             1.5%
   Automobiles,
   South Korea

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Templeton Developing Markets Securities
Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton Developing Markets Securities Fund - Class 1 delivered a -1.35% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



          Templeton Developing Markets Securities Fund - Class 1*
                           Periods ended 6/30/01
                                                            Since
                                                          Inception
                                 1-Year       5-Year      (3/4/96)
                               ----------   ----------   ------------
 Cumulative Total Return         -18.95%      -44.23%      -45.35%
 Average Annual Total Return     -18.95%      -11.02%      -10.73%
 Value of $10,000 Investment   $  8,105     $  5,577     $  5,465

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton Developing Markets Securities Fund - Class 2 delivered a -1.32% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



             Templeton Developing Markets Securities Fund - Class 2*
                              Periods ended 6/30/01
                                                             Since
                                                           Inception
                                 1-Year       5-Year       (3/4/96)
                               ----------   ----------   ------------
 Cumulative Total Return         -19.14%      -44.80%      -45.91%
 Average Annual Total Return     -19.14%      -11.21%      -10.90%
 Value of $10,000 Investment   $  8,086     $  5,520     $  5,409

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -45.45% and -13.54%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results

Templeton Developing Markets Securities
Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                   TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, the U.S. economic slowdown also seemed to diminish European, Asian and Latin American growth. In response to this global slowdown, many central banks worldwide began lowering interest rates in an attempt to pump some life into their countries' economies. The U.S. Federal Reserve Board (the Fed) was the most aggressive in terms of easing monetary policy and reduced the federal funds target rate by 275 basis points (2.75%) since January 2001. The U.S. Treasury yield curve steepened as short-term interest rates fell while medium- and long-term rates rose slightly.


Because of persistently high inflation, the European Central Bank (ECB) was the least aggressive and reduced its key minimum bid rate only once by 25 basis points (0.25%). The Euroland (the 12 countries comprising the European Monetary Union) yield curve also steepened as short-term interest rates fell. However, long-term interest rates rose, mostly because inflation there remained well above the ECB's 2.0% target. The Bank of England reduced rates by 75 basis points (0.75%). The British gilt yield curve shifted from an inverted position upward with a flattening twist, as short-term interest rates declined, while medium- and long-term interest rates rose. The Bank of Japan reduced its discount rate by 25 basis points (0.25%) to near zero. The Japanese government bond yield curve experienced a parallel downward shift mostly because of continued sluggish growth and deflation.

As a result of lower interest rates and steeper yield curves, global bond markets generated positive returns in local currency terms during the six months under review. The J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, rose 1.71% in local currency terms./1/ However, the index fell 4.96% in



1. Source: J.P. Morgan Securities Inc. The JPM GGBI tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

[GRAPH OMITTED]


Europe                         62.3%
North America                  21.1%
Latin America                  10.0%
Asia                            2.3%
Australia/New Zealand           2.2%
Short-Term Investments &
Other Net Assets                2.1%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

 U.S. dollar terms because most major currencies depreciated relative to the U.S. dollar during the reporting period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 1.77% return for the period./2/

Emerging market bonds delivered positive returns during the six-month period as yield spreads narrowed while the Fed lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) rose 5.52%./3/ Historically, emerging market bonds typically perform well when the Fed reduces U.S. interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, Templeton Global Income Securities Fund attempted to maximize its return by allocating approximately 85%-90% of its assets to intermediate- and long-term global investment-grade bonds and approximately 10%-15% of its assets to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds.

The Fund's overall allocation changed slightly during the six-month period. On June 30, 2001, the Fund had 21.1% of total net assets in North America, down slightly from 21.4% at the beginning of the period, principally due to a smaller U.S. position. Our overall European exposure increased from 51.7% to 62.3% during the period. Our Euroland allocation rose as our position in France grew from 3.2% to 17.6%. On the other hand, our non-Euroland allocation decreased, with our U.K. and Denmark positions declining, from 6.5% and 4.6%, to 4.8% and 1.5%. Elsewhere, we eliminated our exposure to Argentina because of default risk, and increased our exposure to Mexico and Venezuela given their relatively stronger debt repayment capacity.




2. Source: J.P. Morgan Securities Inc. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of 6/30/01, the index included 100 issues with a market value of US$1,539 billion.
3. Source: J.P. Morgan Securities Inc. The JPM EMBI+ tracks total returns for external-currency-denominated debt instruments (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) of the emerging markets covering 17 countries.

Looking forward, we believe slower global economic growth and slightly lower inflation worldwide will likely encourage further monetary policy easing by major central banks. This is a favorable environment for short- to medium-term government bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions, in particular, will continue to offer attractive income returns for the portfolio.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Global Income Securities Fund - Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton Global Income Securities Fund - Class 1 delivered a -4.39% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                   Templeton Global Income Securities Fund - Class 1
                                 Periods ended 6/30/01
                                                                          Since
                                                                        Inception
                                 1-Year       5-Year       10-Year      (1/24/89)
                               ----------   ----------   ----------    -----------
 Cumulative Total Return          -0.41%      +11.64%      +56.21%       +93.06%
 Average Annual Total Return      -0.41%       +2.23%       +4.56%        +5.43%

Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.



              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton Global Income Securities Fund - Class 2 delivered a -4.53% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



               Templeton Global Income Securities Fund - Class 2*
                              Periods ended 6/30/01
                                                                          Since
                                                                        Inception
                                 1-Year       5-Year       10-Year      (1/24/89)
                               ----------   ----------   -----------   -----------
 Cumulative Total Return         -0.63%       +10.93%      +55.22%       +91.83%
 Average Annual Total Return     -0.63%        +2.10%       +4.49%        +5.38%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -7.06% and -2.91%.


Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Templeton Global Income Securities Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                    TEMPLETON GLOBAL INCOME SECURITIES FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                       SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page TGI-5) with the following:

[GRAPHIC OMITTED]


       MANAGEMENT
       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager. A team from Advisers is responsible for the Fund's management.


       The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.63% of its average daily net assets to Advisers for its services.


               Please keep this supplement for future reference.

                                          TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, global economic output slowed significantly through 2001's first quarter, largely due to the effects of high interest rates and foundering equity markets. In response, most major countries' central banks followed the U.S. Federal Reserve Board's (the Fed's) lead and began lowering short-term interest rates to pump some life into their countries' economies.

Financial markets worldwide generally trended lower with that of the U.S. in the first quarter, before rebounding slightly in the spring months. Emerging markets performed best, with strong positive returns from Mexico, Russia and South Korea, in particular. Europe was the weakest region, with particularly poor results concentrated in France and Germany. The declines were mainly sector specific, with a dramatic sell-off in technology and telecommunications companies. The weak euro, which declined 10% against the U.S. dollar during the reporting period, compounded the negative returns. On a sector basis, consumer discretionary (including cyclical stocks of the automobile, household durables, leisure, media and retail industries), materials and energy stocks had the best performance but still posted negative results for the period.

Within this environment, although delivering slightly negative total returns for the period, the Fund outperformed the benchmark Morgan Stanley Capital International All Country (MSCI AC) World Free Index, which returned -9.93% in U.S. dollar terms for the six-month period ended June 30, 2001./1/ In a slowing global economic environment, and with what we believed to be continued unrealistic valuations in the technology and telecommunications sectors, our focus on what we considered economically defensive and undervalued securities paid off somewhat as value-oriented stocks continued to find favor among investors seeking shelter from their growth counterparts. During the reporting period we found what we believed to be attractive ideas in industries pertaining to household products, pharmaceuticals and


1. Source: Standard & Poor's Micropal. The MSCI All Country World Free Index is an equity index that measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalizations (shares outstanding times price). The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[GRAPH OMITTED]


Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
6/30/01


North America                  44.5%
Europe                         26.6%
Asia                           15.5%
Latin America                   3.4%
Australia/New Zealand           3.2%
Short-Term Investments &
Other Net Assets                6.6%

Top 10 Holdings
Templeton Growth Securities Fund
6/30/01
 Company                       % of Total
 Industry, Country             Net Assets
---------------------------- ------------
   Cheung Kong
   Holdings Ltd.                   1.9%
   Real Estate, Hong Kong
   Abbott Laboratories             1.8%
   Pharmaceuticals, U.S.
   Allstate Corp.                  1.7%
   Insurance, U.S.
   H.J. Heinz Co.                  1.7%
   Food Products, U.S.
   Lockheed Martin Corp.           1.6%
   Aerospace & Defense,
   U.S.
   Procter & Gamble Co.            1.4%
   Household Products, U.S.
   HSBC Holdings PLC               1.4%
   Banks, Hong Kong
   The Kroger Co.                  1.4%
   Food & Drug Retailing,
   U.S.
   Albertson's Inc.                1.4%
   Food & Drug Retailing,
   U.S.
   Telefonos de Mexico SA
   de CV (Telmex), L, ADR          1.4%
   Diversified
   Telecommunication
   Services, Mexico

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

foods, and a number of solid stocks selling at reasonable prices among them. As a result, our portfolio characteristics on June 30, 2001, were substantially different than the market's, with a lower average price-to-earnings valuation for the Fund compared to the MSCI AC World Free Index.

U.S. stocks once again comprised the Fund's largest country weighting at approximately 41% of total net assets on June 30, 2001, and included 7 of its top 10 holdings. Stock selection, focused on company fundamentals, was key to our performance. In the face of slowing economies and declining interest rates, our holdings in economically defensive sectors such as food retailing (Kroger), pharmaceuticals (Abbott Labs and Mylan Labs) and defense (Lockheed Martin), as well as insurance holdings such as Allstate, held up well amid ailing markets. The Fund also benefited from limited exposure to battered technology companies, as a stream of profit warnings continued to plague the sector. Despite major stock market losses, 3 of our top 20 U.S. holdings recorded gains: Abbott Labs, Lockheed Martin and Mylan Labs all benefited from relatively defensive revenue streams and undemanding valuations. We also sought to take advantage of the market volatility to pick up stocks trading at what we considered to be attractive valuations with solid short-term earnings prospects, including pharmaceutical companies Mylan Labs and Pharmacia, and household product brands Clorox and Newell Rubbermaid.

Our European positions held up well in the period, again due to their relatively defensive nature. Our two largest U.K. holdings, consumer products company Unilever and aerospace and defense company Rolls Royce, were up for the period versus the MSCI U.K. Index./2/ Another European holding, Dutch consumer products and semiconductor company Koninklijke Philips, declined on concerns over falling demand for mobile handsets and deteriorating semiconductor pricing conditions.

In Asia, the Fund's largest country weighting was Hong Kong, despite profitably trimming financial services company HSBC Holdings as its share price rose earlier in the year. On June 30, 2001, our largest Asian holding was Cheung Kong, which we feel is an attractive play on real estate. Our holdings in Japan remained underweighted compared with


2. Source: Standard & Poor's Micropal. The MSCI U.K. Index is an equity index calculated by Morgan Stanley Capital International. The index measures the total returns (gross dividends are reinvested) of equity securities in the United Kingdom. Securities included in the index are weighted according to their market capitalizations (shares outstanding times price).

the MSCI AC World Free Index, as we are pessimistic regarding its difficult economic recovery and corporate restructuring climate. Despite the country's usual fiscal year-end financial markets rally to March 31 and a return to a zero interest rate policy by the Central Bank, Japan's structural problems persisted, apparently paralyzing consumers, corporations and banks.

We remain cautious on the U.S. economy given dramatically slower growth, as evidenced by the gross domestic product's (GDP's) 1.3% annualized rate for 2001's first quarter. The deceleration, caused largely by previous monetary tightening, a strengthening dollar, high energy prices and falling equity prices means recovery will likely be slow due to several structural excesses that need to be fixed. These include a significant capital investment oversupply, particularly in technology; a negative savings rate apparently due to reliance on the stock market as a savings vehicle; and a record current account deficit. However, we believe growth could resume, stimulated by lower interest rates and tax cuts. Aided by the European Central Bank's (ECB's) recent monetary easing policy, we believe the Euro zone should benefit from several factors: euro weakness, which should boost exports; tax cuts of around 1.0% of output that took effect in January in Germany, Italy and France; and less impact from declining equity markets due to reduced stock holdings.

Looking forward, we believe most equity markets will continue to experience volatility. As the global economy starts to recover, we expect growth to resume, but we remain very cautious regarding the near-term prospects for technology and telecommunications stocks worldwide, particularly in the U.S. We will continue to search the globe for stocks we believe are improperly valued by other investors, and will remain ardent believers in individual stock selection, as opposed to primarily sector or country allocation considerations. Over time, we have found this bottom-up discipline to be the best approach in our efforts to generate attractive returns.

     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Growth Securities Fund - Class 1



          Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



          Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton Growth Securities Fund - Class 1 delivered a -0.09% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                Templeton Growth Securities Fund - Class 1
                          Periods ended 6/30/01
                                                            Since
                                                          Inception
                                 1-Year        5-Year     (3/15/94)
                               ----------   ----------   ------------
 Cumulative Total Return           +3.68%      +66.53%     +114.59%
 Average Annual Return             +3.68%      +10.74%      +11.04%
 Value of $10,000 Investment   $  10,368    $  16,653    $  21,459

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton Growth Securities Fund - Class 2 delivered a -0.24% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                   Templeton Growth Securities Fund - Class 2*
                              Periods ended 6/30/01
                                                            Since
                                                          Inception
                                 1-Year       5-Year      (3/15/94)
                               ----------   ----------   -----------
 Cumulative Total Return           +3.39%      +65.59%     +113.37%
 Average Annual Return             +3.39%      +10.61%      +10.95%
 Value of $10,000 Investment   $  10,339    $  16,559    $  21,337

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +17.78% and +6.82%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Templeton Growth Securities Fund - Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                   TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund
seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------
The six months under review were marked by mixed returns in the world's stock markets as well as sharply diverging performances among different industries. Although many sectors posted positive results, the once high-flying technology, media and telecommunications (TMT) stocks continued to falter. Aided by six Federal Reserve Board (the Fed) short-term interest rate cuts (including surprise cuts in January and April), TMT stocks enjoyed sharp rallies in January and April. The group faltered late in the period as a series of profit warnings and layoff announcements from leading TMT companies such as Nokia, Nortel Networks and Ericsson prompted many investors to focus on the sectors' deteriorating fundamentals.

European markets turned in poor performances during the period, weighed down by the decline in TMT stocks and the euro's persistent weakness. The currency's feebleness was tied to fundamental factors such as slowing European economic activity, perceived European Central Bank weakness and outflows into the U.S., in both equity investments and foreign direct investment.

Asian markets turned in relatively strong performances largely due to Japan's increasing optimism and signs of Korea's restructuring. Dominating Japan's news was the unexpected April election of Junichiro Koizumi and the perception that he may be the catalyst to implement the reform measures that will turn Japan's economy.

Latin America produced mixed performances, with Mexico posting positive returns while the Brazilian market fell and Argentina's delivered a flat return. Mexico continued to benefit from its ties to the U.S. economy while political and economic turmoil hurt Brazil and Argentina.

In this environment, Templeton International Securities Fund outperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East Index, which returned -14.40% during the


[GRAPH OMITTED]


Geographic Distribution
Templeton International Securities Fund
Based on Total Net Assets
6/30/01


Europe                         55.6%
Asia                           21.6%
North America                   4.8%
Australia/New Zealand           4.5%
Mid-East/Africa                 0.9%
Short-Term Investments &
Other Net Assets                8.4%

Top 10 Holdings
Templeton International Securities
Fund
                  6/30/01
Company % of Total
 Industry, Country                Net Assets
------------------------------- ------------
   Cheung Kong
   Holdings Ltd.                      2.0%
   Real Estate, Hong Kong
   Unilever PLC                       1.9%
   Food Products, U.K.
   Aventis SA                         1.9%
   Pharmaceuticals, France
   Australia & New Zealand
   Banking Group Ltd.                 1.8%
   Banks, Australia
   Wolters Kluwer NV                  1.8%
   Media, Netherlands
   Nomura Securities Co. Ltd.         1.7%
   Diversified Financials,
   Japan
   Ace Ltd.                           1.7%
   Insurance, Bermuda
   ING Groep NV                       1.6%
   Diversified Financials,
   Netherlands
   Alstom SA                          1.6%
   Electrical Equipment,
   France
   J. Sainsbury PLC                   1.6%
   Food & Drug Retailing,
   U.K.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

period./1/ The Fund's outperformance relative to the index was primarily due to strong stock selection leading to low exposure to the poorly performing TMT sectors.

Although we outperformed our benchmark, the Fund unfortunately turned in a negative absolute return as the equity sell-off spread beyond the TMT sector to other industries later in the period. Among our worst performers were AXA, Nordea and Zurich Financial Services in financials, Philips in household durables and Telebras and Embratel in telecommunications. Conversely, we had a number of strong performers from a wide variety of sectors including utilities Powergen and Iberdrola; pharmaceuticals company Elan PLC; industrial companies Pechiney SA, IHC Caland and Alstom; energy producer Repsol YPF; and telecommunications giant Telmex.

Fund purchases during the period included an array of companies in different industries as we attempted to maintain the Fund's broad diversification. These included bank Lloyds TSB; retailer J. Sainsbury PLC; metals producer Pechiney SA; industrial company Valeo SA and consumer goods provider Societe BIC. We even uncovered select opportunities in technology and telecommunications and purchased Korean semiconductor producer Samsung Electronics and British firm Cable & Wireless while adding to our holding in NEC Corporation in Japan.

We concentrated most of the selling in January, focusing on reducing a handful of large holdings in financials Ace Ltd., Cheung Kong Holdings, Foreningssparbanken AB and Zurich Financial; utilities provider Powergen PLC; pharmaceuticals company Teva Pharmaceuticals and French technology firm Alcatel SA. Other sales were due to what we believed were either high valuations in stocks such as Next PLC, America Movil, Safeway PLC or worsening fundamentals at companies like Corus PLC and Mothercare PLC.

Geographically, in Europe, we reduced our position from 60.3% of total net assets to 55.6% at period-end, mainly due to falling share prices and the sales mentioned above. Despite Japan's problems, our analysts identified a handful of what we believed to be bargain stocks



1. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International Europe Australasia Far East Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price). One cannot invest directly in an index nor is an index representative of the Fund's portfolio.

during the period. Additionally, we absorbed Templeton Pacific Growth Securities Fund's assets, which increased our Japan weighting from 7.7% of total net assets on December 31, 2000, to 10.4% at period-end. In Latin America, the sale of America Movil caused the weighting to slightly decline from 5.2% of total net assets to 4.2% at period-end.

Looking forward, the euro is substantially undervalued versus the U.S. dollar in our opinion. Although our position on the euro has been incorrect in the past, we believe that progress toward European restructuring, reduced U.S. interest rates and a narrowing of the growth gap between the U.S. and Europe should lead to the currency's rebound.

While we welcome the appearance of change in Japan, the government has thus far provided very little detail regarding policy initiatives and timing. The Japanese banking sector remains a concern and the handling of the non-performing loans in the systems bears watching. It appears more details will emerge after the Upper House elections in late July, giving investors further insights into the Koizumi administration. We continue to focus on research efforts seeking to uncover companies with progressive management teams that are restructuring their operations to become globally competitive.

As for the TMT stocks, it appears to us that lower interest rates will not erase the impact of the capital markets-induced and Y2K and Internet-led overspending on technology in 1999 and 2000. Although we believe that demand for technology products will eventually return, we are concerned about high inventory levels in items from semiconductors to cellular phones and the continued relatively high valuations placed on many TMT stocks. In many cases, leading stocks in these sectors recently traded at significant premiums relative to past industry cycles. We suspect that despite recent major inventory writedowns from companies like Cisco Systems and Nortel Networks, the industry will grapple with excess inventories for several quarters. If the global economies continue to weaken, this process may take longer to unwind. Yet, we may gradually increase our exposure to TMT stocks over the course of the year, as potentially lower share prices would allow our analysts to identify bargain stocks trading at a discount to future growth prospects.

 As always, we will attempt to avoid fashionable but highly priced stocks and concentrate on opportunities in the world's out-of-favor markets and sectors. We intend to focus our attention on long-term opportunities, rather than speculating on short-term market movements. Patient and disciplined value investing has been Templeton's hallmark for many years, and this philosophy continues to drive our stock selection process.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton International Securities Fund - Class 1 delivered a
-8.50% cumulative total return for the six-month period ended
6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



               Templeton International Securities Fund - Class 1*
                              Periods ended 6/30/01
                                                            Since
                                                          Inception
                                 1-Year       5-Year      (5/1/92)
                               ----------   ----------   ----------
 Cumulative Total Return         -11.01%       +54.18%     +167.69%
 Average Annual Total Return     -11.01%        +9.04%      +11.34%
 Value of $10,000 Investment   $  8,899     $  15,418    $  26,769

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Templeton International Securities Fund
Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Templeton International Securities Fund
Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton International Securities Fund - Class 2 delivered a
-8.62% cumulative total return for the six-month period ended
6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



            Templeton International Securities Fund - Class 2*
                           Periods ended 6/30/01
                                                            Since
                                                          Inception
                                 1-Year       5-Year      (5/1/92)
                               ----------   ----------   ----------
 Cumulative Total Return          -11.19%      +52.53%     +164.83%
 Average Annual Total Return      -11.19%       +8.81%      +11.21%
 Value of $10,000 Investment    $  8,881    $  15,253    $  26,483

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +31.25% and +6.75%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



              Past performance does not guarantee future results.

                            TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Smaller Companies Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of smaller companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------
Concerns about the U.S. economy's health and, by extension, the global economy dominated the six months ended June 30, 2001. Despite frequent interest rate cuts by the U.S. Federal Reserve Board, economic data was still extremely mixed, with no clear sign that the economic slowdown had come to a halt. This, combined with a seemingly endless stream of corporate earnings downgrades, took its toll on investor confidence, and at the end of June, all major stock markets had fallen since the beginning of the year, many significantly.

During the first quarter of 2001, technology, media and telecommunications
(TMT) stocks led markets lower, as investors became concerned about the high valuations and large number of negative earnings surprises. In the second quarter, the market descents were more broadly based with many stocks selling off, although TMT stocks still recorded some of the largest declines.

Smaller companies continued to perform well relative to their larger peers. This was not surprising given the valuation discount of the former to the latter. In turbulent markets, stocks with high valuations are typically at greatest risk. Nevertheless, a number of stocks performed particularly well within the Fund. These included Laurentian Bank of Canada, German clothing manufacturer Hugo Boss, Hong Kong retailer Giordano, Hong Kong electronics manufacturer Techtronic Industries, British retailer Debenhams, British food products supplier Geest, Australian engineering contractor and builder Leighton Holdings, Mexican bottler Grupo Continental, Dutch merchant bank Kempen, Luxembourg cellular telephone system operator Millicom and Indian diversified financial services company Housing Development Finance Corp. However, the Fund was not immune from companies that disappointed. Among these, Swedish media and communications firm Observer, Swiss office and factory supplier Kardex, Bermuda-based insurance provider Mutual Risk and British auto component provider Laird stood out.

[GRAPH OMITTED]


Geographic Distribution
Templeton International Smaller
Companies Fund
Based on Total Net Assets
6/30/01


Europe                         47.6%
Asia                           24.5%
North America                   7.4%
Latin America/Caribbean         4.6%
Australia/New Zealand           2.7%
Short-Term Investments &
Other Net Assets               13.2%



Top 10 Industries
Templeton International Smaller
Companies Fund
Based on Equity Securites
6/30/01
                                  % of Total
                                   Net Assets
                               --------------
   Capital Goods                       16.0%
   Retailing                           12.0%
   Banks                                8.9%
   Consumer Durables &
   Apparel                              6.9%
   Transportation                       5.8%
   Materials                            4.5%
   Technology Hardware                  4.3%
   Diversified Financials               4.3%
   Health Care Equipment   &
   Services                             4.0%
   Food Beverage & Tobacc  o            3.2%

Top 10 Holdings
Templeton International Smaller
Companies Fund
6/30/01
 Company                         % of Total
 Industry, Country               Net Assets
------------------------------ ------------
   Giordano International
   Ltd.                              3.0%
   Specialty Retail,
   Hong Kong
   Dah Sing Financial
   Holdings Ltd.                     2.2%
   Banks, Hong Kong
   Hugo Boss AG                      2.2%
   Textiles & Apparel,
   Germany
   Debenhams PLC                     2.1%
   Multiline Retail, U.K.
   Sa des Galeries Lafayette         2.0%
   Multiline Retail, France
   Techtronic Industries
   Co. Ltd.                          2.0%
   Household Durables,
   Hong Kong
   OPG Groep NV                      2.0%
   Health Care Providers &
   Services, Netherlands
   Halla Climate Control
   Co. Ltd.                          1.8%
   Electrical Equipment,
   South Korea
   Kardex AG, Br.                    1.8%
   Electronic Equipment &
   Instruments, Switzerland
   Housing Development
   Finance Corp. Ltd.                1.7%
   Diversified Financials,
   India

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

In the coming months, we will continue to focus on company fundamentals as the basis for stock selection. We believe that this is the correct approach in volatile markets and the recent uncertain economic environment. We firmly believe that cash and earnings, not revenues, should be the principal basis of valuation. As such, our exposure to the TMT sectors is likely to be very selective, although we will not hesitate to add to companies that we think have viable long-term business plans. Continued market volatility should be helpful in unearthing such companies. In addition, given the still significant divergence in valuations between the small- and large-cap stocks, we remain convinced that there is tremendous upside potential for international small-cap stocks. We will focus our search on companies that appear able to avert the threat of pricing pressure to the small business by focusing on value-added rather than commodity products.



     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton International Smaller Companies Fund - Class 1 delivered a -0.66% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



            Templeton International Smaller Companies Fund - Class 1
                              Periods ended 6/30/01
                                                            Since
                                                          Inception
                                 1-Year       5-Year      (5/1/96)
                               ----------   ----------   ------------
 Cumulative Total Return          -7.77%       +14.63%      +18.41%
 Average Annual Total Return      -7.77%        +2.77%       +3.32%
 Value of $10,000 Investment   $  9,223     $  11,463    $  11,841

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



               Past performance does not guarantee future results.

Templeton International Smaller Companies Fund Class 1



     Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Templeton International Smaller Companies Fund Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton International Smaller Companies Fund - Class 2 delivered a -0.71% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



        Templeton International Smaller Companies Fund - Class 2*
                          Periods ended 6/30/01
                                                            Since
                                                          Inception
                                 1-Year       5-Year      (5/1/96)
                               ----------   ----------   -----------
 Cumulative Total Return          -7.99%       +14.33%        +18.11%
 Average Annual Total Return      -7.99%        +2.72%         +3.27%
 Value of $10,000 Investment   $  9,201     $  11,433    $    11,811

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +18.41% and +7.05%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights


                         PER SHARE OPERATING PERFORMANCE                                 RATIOS/SUPPLEMENTAL DATA
      --------------------------------------------------------------------      --------------------------------------------
                                                                                                     RATIO
                                                                                                     OF
                                                                                                     NET
                                                                                            RATIO    INVEST-
                        NET                                                                 OF       MENT
        NET             REAL-               DISTRI-  DISTRI-                                EXPEN-   INCOME
       ASSET            LIZED               BUTIONS  BUTIONS       NET             NET      SES      (LOSS)
       VALUE,    NET      &                 FROM     FROM          ASSET           ASSETS,  TO       TO
       BEGIN-  INVEST-  UNREAL-   TOTAL      NET     NET           VALUE,          END      AVER-    AVER-
        NING    MENT    LIZED      FROM     INVEST-  REAL-  TOTAL   END            OF       AGE      AGE         PORTFOLIO
PERIOD  OF     INCOME   GAINS   INVESTMENT  MENT     LIZED  DISTR-  OF     TOTAL   PERIOD   NET      NET         TURNOVER
ENDED  PERIOD  (LOSS)M (LOSSES) OPERATIONS  INCOME   GAINS  BUTION PERIOD RETURN/C (000'S)  ASSETS   ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND
Class 1
 2000/k $10.00 $ .02   $(2.43)   $(2.41)   $ --     $ --    $ --    $7.59  (24.10)% $13,021   .90%/a   .35%/a      86.65%
 2001/n   7.59  (.01)   (1.31)    (1.32)    (.01)     --    (.01)    6.26  (17.40)   11,358   .80/a   (.22)/a     110.92
Class 2
 2001/w   7.48  (.01)   (1.20)    (1.21)    (.01)     --    (.01)    6.26  (16.31)        2   1.05/a   (.32)/a     110.92

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
Class 1
 1996   17.90      .91    .29      1.20      (.92)   --       (.92) 18.18   7.07  1,202,290    .50      4.20       29.69
 1997   18.18      .90   3.54      4.44      (.96)   (1.33)  (2.29) 20.33  26.76  1,129,904    .50      3.91       17.00
 1998   20.33      .76   1.41      2.17      (.83)   (1.22)  (2.05) 20.45  11.19    986,755    .50      3.15       33.85
 1999   20.45      .37   6.91      7.28      (.84)   (2.03)  (2.87) 24.86  39.42    987,011    .51      1.81       87.53
 2000   24.86      .11  (6.77)    (6.66)     (.50)   (4.82)  (5.32) 12.88 (32.85)   523,288    .52/a     .54      117.99
 2001/n 12.88      .02  (2.50)    (2.48)     (.01)   (2.49)  (2.50)  7.90 (18.63)   360,256    .55/a     .38/      62.85
Class 2
 1999/i 21.02      .26   6.37      6.63      (.84)   (2.03)  (2.87) 24.78  35.17        491    .77/a    1.24/a     87.53
 2000   24.78      .05  (6.72)    (6.67)     (.43)   (4.82)  (5.25) 12.86 (32.97)       499    .77       .29      117.99
 2001/n 12.86      .01  (2.49)    (2.48)     (.01)   (2.49)  (2.50)  7.88 (18.76)       317    .79/a     .14/a     62.85

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
Class 1
 1998/h 10.00      .03    .68       .71      --      --      --     10.71   7.10      8,990    .84/a     .84/a     40.80
 1999   10.71      .01   (.88)     (.87)     (.02)   --       (.02)  9.82  (8.10)    11,307    .82       .09      188.22
 2000    9.82      .02   7.10      7.12      (.01)   --       (.01) 16.93  72.57     44,714    .78       .16      131.71
 2001/n 16.93     --    (1.13)    (1.13)     (.02)   (1.84)  (1.86) 13.94  (6.61)    40,001    .76/a     .02/a     62.17
Class 2
 1999/i 10.77     (.03)  (.93)     (.96)     (.02)    --       (.02)  9.79  (8.89)        83   1.07/a    (.30)/a   188.22
 2000    9.79     (.01)  7.07      7.06      --/q     --      --     16.85  72.13        369   1.03      (.07)     131.71
 2001/n 16.85     (.02) (1.13)    (1.15)     --       (1.84)  (1.84) 13.86  (6.74)       503   1.01/a    (.24)/a    62.17

FRANKLIN GROWTH AND INCOME SECURITIES FUND
Class 1
 1996   17.14      .62   1.64      2.26      (.41)   (1.44)  (1.85) 17.55  14.19  1,077,989    .50      4.06       23.01
 1997   17.55      .67   4.05      4.72      (.64)    (.62)  (1.26) 21.01  27.74  1,338,476    .49      3.53       36.71
 1998   21.01      .69    .99      1.68      (.69)   (1.64)  (2.33) 20.36   8.33  1,318,743    .49      3.27       27.32
 1999   20.36      .57   (.16)      .41      (.79)   (2.20)  (2.99) 17.78   1.10    964,553    .49      2.94       39.80
 2000   17.78      .45   2.26      2.71     (1.17)   (2.16)  (3.33) 17.16  17.99    810,837    .50      2.75       66.82
 2001/n 17.16      .18   (.21)     (.03)     (.05)   (1.51)  (1.56) 15.57   (.10)   735,173    .50/a    2.13/a     54.58
Class 2
 1999/i 20.71      .47   (.46)      .01      (.79)   (2.20)  (2.99) 17.73   (.86)       789    .75/a    2.55/a     39.80
 2000   17.73      .40   2.27      2.67     (1.11)   (2.16)  (3.27) 17.13  17.79      2,311    .75      2.46       66.82
 2001/n 17.13      .15   (.20)     (.05)     (.05)   (1.51)  (1.56) 15.52   (.22)     6,654    .75a     1.84/a     54.58

FRANKLIN HIGH INCOME FUND
Class 1
 1996   13.66     1.20    .56      1.76     (1.20)    (.06)  (1.26) 14.16  13.90    446,096    .54      9.63       27.16
 1997   14.16     1.33    .22      1.55     (1.22)    (.04)  (1.26) 14.45  11.47    496,036    .53      9.64       36.38
 1998   14.45     1.43  (1.25)      .18     (1.27)    (.08)  (1.35) 13.28    .99    446,609    .53      9.96       41.71
 1999   13.28     1.24  (1.19)      .05     (3.03)    (.44)  (3.47)  9.86   (.07)   314,131    .54      9.97       22.17
 2000    9.86     1.08  (2.36)    (1.28)     (.04)   --       (.04)  8.54 (13.00)   189,986    .57     11.43       20.37
 2001/n  8.54      .46   (.19)      .27     (1.47)   --      (1.47)  7.34   2.86    165,534    .59/a   10.25/a     17.11


                         PER SHARE OPERATING PERFORMANCE                                 RATIOS/SUPPLEMENTAL DATA
      --------------------------------------------------------------------      --------------------------------------------
                                                                                                     RATIO
                                                                                                     OF
                                                                                                     NET
                                                                                            RATIO    INVEST-
                        NET                                                                 OF       MENT
        NET             REAL-               DISTRI-  DISTRI-                                EXPEN-   INCOME
       ASSET            LIZED               BUTIONS  BUTIONS       NET             NET      SES      (LOSS)
       VALUE,    NET      &                 FROM     FROM          ASSET           ASSETS,  TO       TO
       BEGIN-  INVEST-  UNREAL-   TOTAL      NET     NET           VALUE,          END      AVER-    AVER-
        NING    MENT    LIZED      FROM     INVEST-  REAL-  TOTAL   END            OF       AGE      AGE         PORTFOLIO
PERIOD  OF     INCOME   GAINS   INVESTMENT  MENT     LIZED  DISTR-  OF     TOTAL   PERIOD   NET      NET         TURNOVER
ENDED  PERIOD  (LOSS)M (LOSSES) OPERATIONS  INCOME   GAINS  BUTION PERIOD RETURN/C (000'S)  ASSETS   ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------

FRANKLIN HIGH INCOME FUND (CONT.)
Class 2
 1999/i $13.36   $1.11 $(1.18)   $ (.07)   $(3.02) $ (.44)  $(3.46)$ 9.83   (.96)%    $ 448    .80%/a   9.51%/a    22.17%
 2000    9.83     1.04  (2.33)    (1.29)     (.04)   --       (.04)  8.50 (13.15)       432    .82     11.16       20.37
 2001/n  8.50      .45   (.19)      .26     (1.45)   --      (1.45)  7.31   2.77        480    .84/a   10.10/a     17.11

FRANKLIN INCOME SECURITIES FUND
Class 1
 1996   16.47     1.32    .44      1.76      (.87)    (.15)  (1.02) 17.21  11.28  1,350,659    .50      7.96       15.28
 1997   17.21     1.40   1.38      2.78     (1.33)    (.29)  (1.62) 18.37  17.09  1,406,787    .50      7.53       14.68
 1998   18.37     1.37  (1.07)      .30     (1.42)    (.33)  (1.75) 16.92   1.64  1,185,840    .49      6.94       12.22
 1999   16.92     1.19  (1.43)     (.24)    (1.46)    (.53)  (1.99) 14.69  (1.82)   775,116    .50      7.41       11.89
 2000   14.69     1.17   1.40      2.57     (1.85)    (.71)  (2.56) 14.70  19.77    647,370    .50      8.21       23.92
 2001/n 14.70      .57   (.21)      .36     (1.03)    (.88)  (1.91) 13.15   2.46    593,864    .51/a    7.87/a     18.96
Class 2
 1999/i 17.07     1.10  (1.53)     (.43)    (1.46)    (.53)  (1.99) 14.65  (2.93)     1,302    .75/a    7.36/a     11.89
 2000   14.65     1.14   1.39      2.53     (1.81)    (.71)  (2.52) 14.66  19.43      2,534    .75      7.99       23.92
 2001/n 14.66      .55   (.22)      .33     (1.03)    (.88)  (1.91) 13.08   2.33      4,445    .76/a    7.58/a     18.96

FRANKLIN LARGE CAP GROWTH SECURITIES FUND
Class 1
 1996/e 10.00      .03   1.33      1.36     --       --      --     11.36  13.60     44,667    .77/a     .96/a      3.91
 1997   11.36      .06   2.02      2.08      (.02)   --       (.02) 13.42  18.31    109,355    .77       .72       19.90
 1998   13.42      .10   2.62      2.72      (.06)   --       (.06) 16.08  20.29    220,952    .77      1.00       12.17
 1999   16.08      .11   4.96      5.07      (.08)   --       (.08) 21.07  31.65    407,515    .77       .63       41.78
 2000   21.07      .09   1.14      1.23      (.11)   (1.16)  (1.27) 21.03   5.75    431,384    .78       .43       70.16
 2001/n 21.03      .06  (1.04)     (.98)     (.11)   (4.37)  (4.48) 15.57  (4.84)   366,358    .77/a     .57/a     32.77
Class 2
 1999/i 16.47      .04   4.58      4.62      (.08)   --       (.08) 21.01  28.11        542   1.02/a     .22/a     41.78
 2000   21.01      .03   1.13      1.16      (.08)   (1.16)  (1.24) 20.93   5.46      1,081   1.03       .17       70.16
 2001/n 20.93      .03  (1.04)    (1.01)     (.06)   (4.37)  (4.43) 15.49  (4.92)     1,987   1.02/a     .31/a     32.77

FRANKLIN MONEY MARKET FUND
Class 1
 1996    1.00      .05  --          .05      (.05)   --       (.05)  1.00   5.16    408,930    .43o     5.04       --
 1997    1.00      .05  --          .05      (.05)   --       (.05)  1.00   5.24    367,449    .45o     5.11       --
 1998    1.00      .05  --          .05      (.05)   --       (.05)  1.00   5.22    414,341    .45o     5.08       --
 1999    1.00      .05  --          .05      (.05)   --       (.05)  1.00   4.76    364,028    .53      4.64       --
 2000    1.00      .06  --          .06      (.06)   --       (.06)  1.00   5.95    274,580    .55      5.75       --
 2001/n  1.00      .02  --          .02      (.02)   --       (.02)  1.00   2.41    259,561    .55/a    4.76/a     --
Class 2
 1999/i  1.00      .04  --          .04      (.04)   --       (.04)  1.00   4.39      8,602    .79/a    4.51/a     --
 2000    1.00      .06  --          .06      (.06)   --       (.06)  1.00   5.69     21,609    .79      5.59       --
 2001/n  1.00      .02  --          .02      (.02)   --       (.02)  1.00   2.28     27,071    .80/a    4.23/a     --

FRANKLIN NATURAL RESOURCES SECURITIES FUND
Class 1
 1996   14.08      .15    .44       .59      (.20)    (.18)   (.38) 14.29   4.00    109,579    .65      1.00       21.77
 1997   14.29      .15  (2.83)    (2.68)     (.20)   --       (.20) 11.41 (18.98)    74,924    .69      1.00       85.22
 1998   11.41      .15  (3.02)    (2.87)     (.15)   --       (.15)  8.39 (25.38)    45,927    .64      1.21       64.68
 1999    8.39      .06   2.64      2.70      (.16)   --       (.16) 10.93  32.25     42,861    .66       .64       51.19
 2000   10.93      .11   3.85      3.96      (.08)   --       (.08) 14.81  36.48     48,739    .67       .88       69.81
 2001/n 14.81      .09  (1.32)    (1.23)     (.12)   --       (.12) 13.46  (8.45)    39,597    .66/a    1.18/a     34.81


                         PER SHARE OPERATING PERFORMANCE                                 RATIOS/SUPPLEMENTAL DATA
      --------------------------------------------------------------------      --------------------------------------------
                                                                                                     RATIO
                                                                                                     OF
                                                                                                     NET
                                                                                            RATIO    INVEST-
                        NET                                                                 OF       MENT
        NET             REAL-               DISTRI-  DISTRI-                                EXPEN-   INCOME
       ASSET            LIZED               BUTIONS  BUTIONS       NET             NET      SES      (LOSS)
       VALUE,    NET      &                 FROM     FROM          ASSET           ASSETS,  TO       TO
       BEGIN-  INVEST-  UNREAL-   TOTAL      NET     NET           VALUE,          END      AVER-    AVER-
        NING    MENT    LIZED      FROM     INVEST-  REAL-  TOTAL   END            OF       AGE      AGE         PORTFOLIO
PERIOD  OF     INCOME   GAINS   INVESTMENT  MENT     LIZED  DISTR-  OF     TOTAL   PERIOD   NET      NET         TURNOVER
ENDED  PERIOD  (LOSS)M (LOSSES) OPERATIONS  INCOME   GAINS  BUTION PERIOD RETURN/C (000'S)  ASSETS   ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------

FRANKLIN NATURAL RESOURCES SECURITIES FUND (CONT.)
Class 2
 1999/i$ 8.70 $ .02    $ 2.35     $2.37 $ (.16)     $--  $ (.16)   $10.91  27.30%      $ 68    .92%/a    .23%/a    51.19%
 2000   10.91      .07   3.86      3.93      (.06)   --       (.06) 14.78  36.26      2,430    .92       .53       69.81
 2001n  14.78      .07  (1.33)    (1.26)     (.11)   --       (.11) 13.41  (8.62)     6,570    .91/a    1.02/a     34.81

FRANKLIN REAL ESTATE FUND
Class 1
 1996   17.40      .79   4.74      5.53      (.78)   --       (.78) 22.15  32.82    322,721    .57      4.80       10.32
 1997   22.15      .72   3.72      4.44      (.67)    (.32)   (.99) 25.60  20.70    440,554    .54      3.59       11.62
 1998   25.60     1.45  (5.60)    (4.15)     (.94)    (.58)  (1.52) 19.93 (16.82)   282,290    .54      5.44       13.21
 1999   19.93      .88  (1.77)     (.89)    (1.73)   (2.39)  (4.12) 14.92  (6.14)   158,553    .58      4.83       10.27
 2000   14.92      .84   3.55      4.39     (1.15)    (.69)  (1.84) 17.47  31.95    153,203    .60      5.29       16.41
 2001/n 17.47      .25    .91      1.16      (.72)   --       (.72) 17.91   6.82    148,027    .59/a    2.86/a     14.95
Class 2
 1999/i 20.21     1.29  (2.50)    (1.21)    (1.73)   (2.39)  (4.12) 14.88  (7.66)     2,449    .83/a    8.84/a     10.27
 2000   14.88      .93   3.41      4.34     (1.15)    (.69)  (1.84) 17.38  31.59     23,743    .85      5.75       16.41
 2001/n 17.38      .22    .90      1.12      (.71)   --       (.71) 17.79   6.69     53,541    .84/a    2.54/a     14.95

FRANKLIN RISING DIVIDENDS SECURITIES FUND
Class 1
 1996   12.66      .25   2.77      3.02      (.28)   --       (.28) 15.40  24.18    597,424    .76      1.96       27.97
 1997   15.40      .22   4.77      4.99      (.26)    (.45)   (.71) 19.68  33.03    780,298    .74      1.24       37.04
 1998   19.68      .23   1.07      1.30      (.22)   (2.65)  (2.87) 18.11   6.92    751,869    .72      1.20       26.44
 1999   18.11      .22  (1.57)    (1.35)     (.29)   (2.86)  (3.15) 13.61  (9.70)   450,549    .75      1.35        5.32
 2000   13.61      .20   2.18      2.38      (.50)   (2.26)  (2.76) 13.23  21.05    363,485    .78      1.66       12.26
 2001n  13.23      .10   1.01      1.11      (.01)    (.81)   (.82) 13.52   8.52    359,109    .75a     1.43a       4.74
Class 2
 1999i  18.28      .17  (1.74)    (1.57)     (.29)   (2.86)  (3.15) 13.56 (10.84)       549   1.01a     1.15a       5.32
 2000   13.56      .17   2.17      2.34      (.46)   (2.26)  (2.72) 13.18  20.71      1,041   1.03      1.44       12.26
 2001n  13.18      .09    .99      1.08      (.01)    (.81)   (.82) 13.44   8.33      4,244    .99a     1.28a       4.74

FRANKLIN S&P 500 Index Fund
Class 1
 1999j  10.00      .03    .53       .56     --       --      --     10.56   5.60     14,888    .55a,o   1.77a      --
 2000   10.56      .11  (1.00)     (.89)     (.01)   --       (.01)  9.66  (8.47)    45,106    .32      1.06       15.85
 2001n   9.66      .04   (.72)     (.68)     (.08)  --s       (.08)  8.90  (6.98)    41,773    .31a     1.04a       7.35
Class 2
 1999j  10.00      .04    .51       .55     --       --      --     10.55   5.50         88    .80a,o   2.17a      --
 2000   10.55      .08  (1.00)     (.92)   --r       --      --      9.63  (8.70)        80    .59       .81       15.85
 2001n   9.63      .03   (.72)     (.69)     (.05)  --s       (.05)  8.89  (7.22)        75    .56a      .78a       7.35
Class 3
 1999j  10.00      .03    .52       .55     --       --      --     10.55   5.50      2,349    .80a,o   1.78a      --
 2000   10.55      .06   (.98)     (.92)     (.01)   --       (.01)  9.62  (8.77)    10,174    .80o      .58       15.85
 2001n   9.62      .03   (.73)     (.70)     (.07)  --s       (.07)  8.85  (7.27)    14,255    .80a,o    .52a       7.35

FRANKLIN SMALL CAP FUND
Class 1
 1996   10.24      .02   2.95      2.97      (.01)   --       (.01) 13.20  28.95    170,969    .77       .63       63.72
 1997   13.20      .01   2.24      2.25      (.03)    (.37)   (.40) 15.05  17.42    313,462    .77       .06       64.07
 1998   15.05      .07   (.20)     (.13)     (.01)   (1.19)  (1.20) 13.72   (.98)   315,460    .77       .51       53.01
 1999   13.72     (.01) 13.25     13.24      (.08)    (.01)   (.09) 26.87  96.94    488,062    .77      (.05)      39.49
 2000   26.87      .11  (3.81)    (3.70)    --       (1.92)  (1.92) 21.25 (14.60)   387,474    .75       .42       19.49
 2001n  21.25      .07  (2.44)    (2.37)     (.09)   --       (.09) 18.79 (11.14)   306,447    .72a      .74a      22.30



                         PER SHARE OPERATING PERFORMANCE                                 RATIOS/SUPPLEMENTAL DATA
      --------------------------------------------------------------------      --------------------------------------------
                                                                                                     RATIO
                                                                                                     OF
                                                                                                     NET
                                                                                            RATIO    INVEST-
                        NET                                                                 OF       MENT
        NET             REAL-               DISTRI-  DISTRI-                                EXPEN-   INCOME
       ASSET            LIZED               BUTIONS  BUTIONS       NET             NET      SES      (LOSS)
       VALUE,    NET      &                 FROM     FROM          ASSET           ASSETS,  TO       TO
       BEGIN-  INVEST-  UNREAL-   TOTAL      NET     NET           VALUE,          END      AVER-    AVER-
        NING    MENT    LIZED      FROM     INVEST-  REAL-  TOTAL   END            OF       AGE      AGE         PORTFOLIO
PERIOD  OF     INCOME   GAINS   INVESTMENT  MENT     LIZED  DISTR-  OF     TOTAL   PERIOD   NET      NET         TURNOVER
ENDED  PERIOD  (LOSS)M (LOSSES) OPERATIONS  INCOME   GAINS  BUTION PERIOD RETURN/C (000'S)  ASSETS   ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------

FRANKLIN SMALL CAP FUND (CONT.)
Class 2
 1999i $14.25 $(.04)   $12.68    $12.64 $ (.08)  $ (.01) $ (.09)   $26.80  89.05%   $ 6,156   1.02%a    (.18)%a    39.49%
 2000   26.80      .12  (3.86)    (3.74)    --       (1.92)  (1.92) 21.14 (14.76)   301,420   1.00       .49       19.49
 2001n  21.14      .05  (2.43)    (2.38)     (.07)   --       (.07) 18.69 (11.26)   347,418    .97a      .50a      22.30

FRANKLIN TECHNOLOGY SECURITIES FUND
Class 1
 2000k  10.00     (.02) (2.40)    (2.42)    --       --      --      7.58 (24.20)     9,066    .99a     (.30)a    106.77
 2001n   7.58      .01  (1.34)    (1.33)    --       --      --      6.25 (17.55)     7,170    .88a      .28a     100.84
Class 2
 2000l  13.13     (.01) (5.55)    (5.56)    --       --      --      7.57 (42.35)     1,855   1.24a     (.29)a    106.77
 2001n   7.57      .02  (1.36)    (1.34)    --       --      --      6.23 (17.70)     6,640   1.13a      .58a     100.84

FRANKLIN U.S. GOVERNMENT FUND
Class 1
 1996   14.00      .75   (.31)      .44      (.97)   --       (.97) 13.47   3.62    843,858    .51      6.66       12.93b
 1997   13.47     1.00    .21      1.21      (.76)   --       (.76) 13.92   9.31    765,084    .50      6.49       16.84
 1998   13.92      .99    .01      1.00     (1.03)   --      (1.03) 13.89   7.44    710,832    .50      6.22       31.34
 1999   13.89      .83   (.96)     (.13)    (1.98)   --      (1.98) 11.78   (.94)   515,033    .51      6.25        7.90
 2000   11.78      .79    .60      1.39      (.01)   --       (.01) 13.16  11.82    424,513    .52      6.48        6.28
 2001n  13.16      .42    .03       .45      (.97)   --       (.97) 12.64   3.36    402,180    .53a     6.26a       7.00
Class 2
 1999i  13.89      .77   (.92)     (.15)    (1.96)   --      (1.96) 11.78  (1.10)     1,877    .77a     5.95a       7.90
 2000   11.78      .77    .57      1.34      (.01)   --       (.01) 13.11  11.39      3,961    .77      6.22        6.28
 2001n  13.11      .39    .04       .43      (.96)   --       (.96) 12.58   3.27     18,201    .78a     5.94a       7.00

FRANKLIN VALUE SECURITIES FUND
Class 1
 1998h  10.00      .02  (2.23)    (2.21)    --       --      --      7.79 (22.10)     9,013    .83a      .95a      22.79
 1999    7.79      .05    .08       .13      (.02)   --       (.02)  7.90   1.65     11,320    .81       .65       61.23
 2000    7.90      .10   1.89      1.99      (.03)   --       (.03)  9.86  25.23     19,455    .84      1.13       42.47
 2001n   9.86      .06   1.19      1.25      (.05)    (.24)   (.29) 10.82  12.65     32,392    .77a     1.12a      13.44
Class 2
 1999i   7.97      .05   (.12)     (.07)     (.02)   --       (.02)  7.88   (.90)     1,263   1.06a      .62a      61.23
 2000    7.88      .08   1.88      1.96      (.03)   --       (.03)  9.81  25.02      7,209   1.09       .90       42.47
 2001n   9.81      .04   1.19      1.23      (.04)    (.24)   (.28) 10.76  12.43     18,941   1.02a      .86a      13.44

FRANKLIN ZERO COUPON FUND - 2005
 1996   17.38      .96  (1.13)     (.17)     (.86)   --       (.86) 16.35   (.50)    82,603    .40o     6.15        2.06
 1997   16.35     1.14    .63      1.77     (1.06)    (.01)  (1.07) 17.05  11.37     77,296    .40o     6.16        4.52
 1998   17.05     1.01   1.03      2.04     (1.10)    (.25)  (1.35) 17.74  12.53     84,487    .40o     5.82        3.87
 1999   17.74      .98  (2.01)    (1.03)    (2.10)    (.10)  (2.20) 14.51  (5.88)    65,895    .65      5.93       15.87
 2000   14.51      .93    .84      1.77      (.01)    (.39)   (.40) 15.88  12.56     62,288    .66      6.27       32.88
 2001n  15.88      .47    .05       .52     (1.04)    (.18)  (1.22) 15.18   3.22     58,765    .66a     5.84a        .64

FRANKLIN ZERO COUPON FUND - 2010
 1996   18.04     1.02  (1.65)     (.63)     (.88)    (.24)  (1.12) 16.29  (2.69)    78,816    .40o     6.24       16.10
 1997   16.29     1.02   1.54      2.56     (1.01)    (.01)  (1.02) 17.83  16.57     85,515    .40o     6.21       12.20
 1998   17.83     1.09   1.39      2.48     (1.11)    (.15)  (1.26) 19.05  14.45     93,515    .40o     5.55       15.92
 1999   19.05      .99  (3.24)    (2.25)    (2.14)    (.51)  (2.65) 14.15 (12.24)    66,049    .65      5.83       19.30
 2000   14.15      .94   1.67      2.61      (.02)    (.24)   (.26) 16.50  18.72     56,720    .65      6.28       34.39
 2001n  16.50      .48   (.30)      .18     (1.20)    (.82)  (2.02) 14.66    .94     49,326    .66a     5.75a      11.34


                         PER SHARE OPERATING PERFORMANCE                                 RATIOS/SUPPLEMENTAL DATA
      --------------------------------------------------------------------      --------------------------------------------
                                                                                                     RATIO
                                                                                                     OF
                                                                                                     NET
                                                                                            RATIO    INVEST-
                        NET                                                                 OF       MENT
        NET             REAL-               DISTRI-  DISTRI-                                EXPEN-   INCOME
       ASSET            LIZED               BUTIONS  BUTIONS       NET             NET      SES      (LOSS)
       VALUE,    NET      &                 FROM     FROM          ASSET           ASSETS,  TO       TO
       BEGIN-  INVEST-  UNREAL-   TOTAL      NET     NET           VALUE,          END      AVER-    AVER-
        NING    MENT    LIZED      FROM     INVEST-  REAL-  TOTAL   END            OF       AGE      AGE         PORTFOLIO
PERIOD  OF     INCOME   GAINS   INVESTMENT  MENT     LIZED  DISTR-  OF     TOTAL   PERIOD   NET      NET         TURNOVER
ENDED  PERIOD  (LOSS)M (LOSSES) OPERATIONS  INCOME   GAINS  BUTION PERIOD RETURN/C (000'S)  ASSETS   ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------

MUTUAL DISCOVERY SECURITIES FUND
Class 1
 1996f $10.00 $ .02  $ .19    $  .21       $--      $--     $--    $10.21   2.10%  $ 15,418   1.37%a    2.11%a       .14%
 1997   10.21      .13   1.84      1.97      (.01)   --       (.01) 12.17  19.25    198,653   1.06      1.19       55.93
 1998   12.17      .20   (.76)     (.56)     (.17)    (.15)   (.32) 11.29  (5.00)   224,656   1.01p     1.94       93.99
 1999   11.29      .17   2.48      2.65      (.37)   --       (.37) 13.57  23.76    202,777   1.01p     1.42      104.69
 2000   13.57      .26   1.14      1.40      (.42)   --       (.42) 14.55  10.45    191,051   1.02p     1.80       74.77
 2001n  14.55      .16    .74       .90      (.30)   (1.85)  (2.15) 13.30   6.31    190,115   1.01a,p   2.26a      28.86
Class 2
 1999i  11.65      .11   2.15      2.26      (.37)   --       (.37) 13.54  19.68        413   1.27a      .94a     104.69
 2000   13.54      .22   1.14      1.36      (.40)   --       (.40) 14.50  10.21      1,035   1.27p     1.59       74.77
 2001n  14.50      .16    .72       .88      (.29)   (1.85)  (2.14) 13.24   6.09      2,480   1.26a,p   2.19a      28.86

MUTUAL SHARES SECURITIES FUND
Class 1
 1996f  10.00      .02    .33       .35     --       --      --     10.35   3.50     27,677   1.00a     2.56a       1.31
 1997   10.35      .13   1.71      1.84      (.01)   --       (.01) 12.18  17.73    387,787    .80      2.10       49.01
 1998   12.18      .28   (.25)      .03      (.13)    (.12)   (.25) 11.96    .09    482,444    .79p     2.60       70.19
 1999   11.96      .20   1.41      1.61      (.34)   --       (.34) 13.23  13.40    448,278    .79p     1.59       80.02
 2000   13.23      .30   1.42      1.72      (.38)    (.33)   (.71) 14.24  13.62    407,063    .80p     2.23       66.67
 2001n  14.24      .12   1.53      1.65      (.29)    (.94)  (1.23) 14.66  11.73    434,995    .79a,p   1.60a      27.09
Class 2
 1999i  12.36      .16   1.07      1.23      (.34)   --       (.34) 13.25   9.91      5,716   1.04a     1.26a      80.02
 2000   13.25      .26   1.41      1.67      (.37)    (.33)   (.70) 14.22  13.25     37,087   1.05p     1.96       66.67
 2001n  14.22      .10   1.53      1.63      (.28)    (.94)  (1.22) 14.63  11.62    115,047   1.04a,p   1.32a      27.09

TEMPLETON ASSET STRATEGY FUNDT
Class 1
 1996   18.72      .63   2.76      3.39      (.58)    (.45)  (1.03) 21.08  18.93    556,027    .64      3.56       57.50
 1997   21.08      .67   2.44      3.11      (.63)   (1.21)  (1.84) 22.35  15.52    735,568    .74      3.32       45.27
 1998   22.35      .69    .75      1.44      (.66)    (.67)  (1.33) 22.46   6.41    692,163    .78      2.88       43.18
 1999   22.46      .44   3.78      4.22      (.50)   (2.81)  (3.31) 23.37  22.86    671,549    .74      2.06       45.34
 2000   23.37      .44   (.45)     (.01)     (.52)   (3.62)  (4.14) 19.22    .29    628,244    .81      2.20       30.32
 2001n  19.22      .40  (1.55)    (1.15)     (.26)   (1.67)  (1.93) 16.14  (6.05)   556,116    .83a     3.04a      19.32
Class 2
 1997g  20.40      .16   1.76      1.92     --       --      --     22.32   9.41      9,665   1.03a     1.97a      45.27
 1998   22.32      .63    .74      1.37      (.64)    (.67)  (1.31) 22.38   6.10     15,763   1.03      2.61       43.18
 1999   22.38      .36   3.80      4.16      (.46)   (2.81)  (3.27) 23.27  22.54     20,962    .99      1.71       45.34
 2000   23.27      .37   (.43)     (.06)     (.46)   (3.62)  (4.08) 19.13    .04     32,346   1.07      1.91       30.32
 2001n  19.13      .38  (1.55)    (1.17)     (.23)   (1.67)  (1.90) 16.06  (6.15)    37,376   1.08a     2.86a      19.32

TEMPLETON DEVELOPING MARKETS SECURITIES FUNDU
Class 1
 1996d  10.00      .05   (.62)     (.57)    --       --      --      9.43  (5.70)    72,245   1.70a,o   1.52a       9.95
 1997    9.43      .09  (2.82)    (2.73)     (.04)    (.03)   (.07)  6.63 (29.22)   163,459   1.58      1.63       23.82
 1998    6.63      .07  (1.42)    (1.35)     (.09)    (.06)   (.15)  5.13 (20.94)   180,684   1.66      1.67       23.22
 1999    5.13      .05   2.67      2.72      (.08)   --       (.08)  7.77  53.84    297,605   1.50       .82       60.27
 2000    7.77      .07  (2.52)    (2.45)     (.07)   --       (.07)  5.25 (31.76)   301,645   1.56      1.13       89.48
 2001n   5.25      .07   (.14)     (.07)     (.05)   --       (.05)  5.13  (1.35)   284,177   1.62a     2.48a      28.64


                         PER SHARE OPERATING PERFORMANCE                                 RATIOS/SUPPLEMENTAL DATA
      --------------------------------------------------------------------      --------------------------------------------
                                                                                                     RATIO
                                                                                                     OF
                                                                                                     NET
                                                                                            RATIO    INVEST-
                        NET                                                                 OF       MENT
        NET             REAL-               DISTRI-  DISTRI-                                EXPEN-   INCOME
       ASSET            LIZED               BUTIONS  BUTIONS       NET             NET      SES      (LOSS)
       VALUE,    NET      &                 FROM     FROM          ASSET           ASSETS,  TO       TO
       BEGIN-  INVEST-  UNREAL-   TOTAL      NET     NET           VALUE,          END      AVER-    AVER-
        NING    MENT    LIZED      FROM     INVEST-  REAL-  TOTAL   END            OF       AGE      AGE         PORTFOLIO
PERIOD  OF     INCOME   GAINS   INVESTMENT  MENT     LIZED  DISTR-  OF     TOTAL   PERIOD   NET      NET         TURNOVER
ENDED  PERIOD  (LOSS)M (LOSSES) OPERATIONS  INCOME   GAINS  BUTION PERIOD RETURN/C (000'S)  ASSETS   ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------

TEMPLETON DEVELOPING MARKETS SECURITIES FUND/U (CONT.)
Class 2

 1997g $ 9.85 $ .04    $(3.27)   $(3.23)   $--      $--     $--    $ 6.62 (32.79)%  $ 9,569   1.77%a    1.48%a     23.82%
 1998    6.62      .07  (1.42)    (1.35)     (.09)    (.06)   (.15)  5.12 (21.03)    17,287   1.91      1.44       23.22
 1999    5.12      .03   2.66      2.69      (.07)   --       (.07)  7.74  53.27     49,654   1.75       .52       60.27
 2000    7.74      .06  (2.53)    (2.47)     (.05)   --       (.05)  5.22 (32.04)    56,617   1.81       .88       89.48
 2001n   5.22      .06   (.13)     (.07)     (.04)   --       (.04)  5.11  (1.32)    79,999   1.87a     2.31a      28.64

TEMPLETON GLOBAL INCOME SECURITIES FUND
Class 1
 1996   13.46     1.02    .17      1.19     (1.04)   --      (1.04) 13.61   9.56    221,722    .61      7.30      140.96
 1997   13.61     1.05   (.73)      .32      (.96)   --       (.96) 12.97   2.55    185,016    .62      7.03      181.61
 1998   12.97     1.07   (.19)      .88      (.98)   --       (.98) 12.87   7.08    150,941    .63      6.86       84.17
 1999   12.87      .68  (1.42)     (.74)    (1.06)   --      (1.06) 11.07  (5.79)    90,537    .65      5.65       80.76
 2000   11.07      .68   (.20)      .48      (.02)   --       (.02) 11.53   4.32     81,171    .72      6.22       40.43
 2001n  11.53      .32   (.82)     (.50)     (.41)   --       (.41) 10.62  (4.39)    69,670    .79a     5.76a      60.94
Class 2
 1999i  12.93      .60  (1.44)     (.84)    (1.05)   --      (1.05) 11.04  (6.53)       443    .91a     5.36a      80.76
 2000   11.04      .65   (.19)      .46      (.02)   --       (.02) 11.48   4.14      1,237    .97      5.94       40.43
 2001n  11.48      .31   (.82)     (.51)     (.39)   --       (.39) 10.58  (4.53)     1,054   1.04a     5.49a      60.94

TEMPLETON GROWTH SECURITIES FUND
Class 1
 1996   11.75      .25   2.22      2.47      (.21)    (.21)   (.42) 13.80  21.28    579,877    .93      2.20       12.32
 1997   13.80      .33   1.53      1.86      (.24)    (.08)   (.32) 15.34  13.50    758,445    .88      2.49       24.81
 1998   15.34      .35    .98      1.33      (.41)   (1.49)  (1.90) 14.77   8.98    747,080    .88      2.27       32.30
 1999   14.77      .28   2.66      2.94      (.36)   (1.72)  (2.08) 15.63  21.04    708,310    .88      1.87       46.54
 2000   15.63      .30   (.15)      .15      (.27)   (1.75)  (2.02) 13.76   1.74  1,163,637    .88      2.18       69.67
 2001n  13.76      .19   (.19)    --         (.28)   (2.29)  (2.57) 11.19   (.09) 1,065,776    .85a     2.76a      18.17
Class 2
 1999i  15.34      .17   2.17      2.34      (.36)   (1.72)  (2.08) 15.60  16.35      4,483   1.14a     1.17a      46.54
 2000   15.60      .25   (.15)      .10      (.26)   (1.75)  (2.01) 13.69   1.47     79,043   1.12      1.87       69.67
 2001n  13.69      .17   (.18)     (.01)     (.26)   (2.29)  (2.55) 11.13   (.24)    96,287   1.10a     2.54a      18.17

TEMPLETON INTERNATIONAL SECURITIES FUNDV
Class 1
 1996   15.13      .43   3.15      3.58      (.24)    (.07)   (.31) 18.40  24.04    682,984    .65      3.23        9.46
 1997   18.40      .49   2.01      2.50      (.51)    (.21)   (.72) 20.18  13.95    938,410    .81      2.70       16.63
 1998   20.18      .60   1.29      1.89      (.49)    (.89)  (1.38) 20.69   9.33    980,470    .86      2.81       29.56
 1999   20.69      .33   3.78      4.11      (.57)   (1.98)  (2.55) 22.25  23.61  1,056,798    .85      1.69       30.04
 2000   22.25      .40   (.95)     (.55)     (.43)   (2.49)  (2.92) 18.78  (2.19)   776,495    .87      2.08       32.81
 2001n  18.78      .19  (1.75)    (1.56)     (.51)   (3.84)  (4.35) 12.87  (8.50)   682,344    .97a     2.21a      11.26
Class 2
 1997g  18.40      .07   1.67      1.74     --       --      --     20.14   9.46     17,606   1.13a     1.14a      16.63
 1998   20.14      .59   1.25      1.84      (.48)    (.89)  (1.37) 20.61   9.08     39,886   1.11      2.69       29.56
 1999   20.61      .25   3.78      4.03      (.53)   (1.98)  (2.51) 22.13  23.23    101,365   1.10      1.26       30.04
 2000   22.13      .31   (.90)     (.59)     (.38)   (2.49)  (2.87) 18.67  (2.38)   187,115   1.12      1.66       32.81
 2001n  18.67      .18  (1.75)    (1.57)     (.49)   (3.84)  (4.33) 12.77  (8.62)   231,296   1.22a     2.06a      11.26


                         PER SHARE OPERATING PERFORMANCE                                 RATIOS/SUPPLEMENTAL DATA
      --------------------------------------------------------------------      --------------------------------------------
                                                                                                     RATIO
                                                                                                     OF
                                                                                                     NET
                                                                                            RATIO    INVEST-
                        NET                                                                 OF       MENT
        NET             REAL-               DISTRI-  DISTRI-                                EXPEN-   INCOME
       ASSET            LIZED               BUTIONS  BUTIONS       NET             NET      SES      (LOSS)
       VALUE,    NET      &                 FROM     FROM          ASSET           ASSETS,  TO       TO
       BEGIN-  INVEST-  UNREAL-   TOTAL      NET     NET           VALUE,          END      AVER-    AVER-
        NING    MENT    LIZED      FROM     INVEST-  REAL-  TOTAL   END            OF       AGE      AGE         PORTFOLIO
PERIOD  OF     INCOME   GAINS   INVESTMENT  MENT     LIZED  DISTR-  OF     TOTAL   PERIOD   NET      NET         TURNOVER
ENDED  PERIOD  (LOSS)M (LOSSES) OPERATIONS  INCOME   GAINS  BUTION PERIOD RETURN/C (000'S)  ASSETS   ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
Class 1
 1996e $10.00 $ .10    $ 1.15     $1.25    $--      $--     $--    $11.25  12.50%  $ 16,255   1.16%a    2.51%a    --%
 1997   11.25      .23   (.39)     (.16)     (.07)   --       (.07) 11.02  (1.50)    32,201   1.06      2.74       21.38
 1998   11.02      .25  (1.52)    (1.27)     (.25)    (.30)   (.55)  9.20 (12.27)    24,999   1.10      2.26       18.45
 1999    9.20      .26   1.93      2.19      (.32)   --       (.32) 11.07  23.90     23,541   1.11      2.52       15.80
 2000   11.07      .29   (.39)     (.10)     (.20)   --       (.20) 10.77  (1.03)    19,983   1.12      2.63       29.58
 2001n  10.77      .16   (.24)     (.08)     (.35)   --       (.35) 10.34   (.66)    17,816   1.15a     3.15a      20.15
Class 2
 1999i   9.44      .13   1.82      1.95      (.32)   --       (.32) 11.07  20.75      2,049   1.38a     1.21a      15.80
 2000   11.07      .23   (.35)     (.12)     (.20)   --       (.20) 10.75  (1.24)    10,379   1.36      2.07       29.58
 2001n  10.75      .15   (.23)     (.08)     (.34)   --       (.34) 10.33   (.71)    15,214   1.40a     2.79a      20.15

a Annualized

b The portfolio turnover rate excludes transactions related to the merger of the Franklin Investment Grade Intermediate Bond Fund and the Franklin Adjustable U.S. Government Fund and mortgage dollar roll transactions.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

d For the period March 4, 1996 (effective date) to December 31, 1996.

e For the period May 1, 1996 (effective date) to December 31, 1996.

f For the period November 8, 1996 (effective date) to December 31, 1996.

g For the period May 1, 1997 (effective date) to December 31, 1997. hFor the period May 1, 1998 (effective date) to December 31, 1998. iFor the period January 6, 1999 (effective date) to December 31, 1999.

j For the period November 1, 1999 (effective date) to December 31, 1999.

k For the period May 1, 2000 (effective date) to December 31, 2000.

l For the period September 1, 2000 (effective date) to December 31, 2000.

m Based on average shares outstanding effective year ended December 31, 1999, except for the Franklin Money Market Fund.

n For the six months ended June 30, 2001 (unaudited).

o During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and may assume payment of other expenses incurred by certain Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:


FRANKLIN MONEY      FRANKLIN S&P 500         FRANKLIN ZERO        FRANKLIN ZERO COUPON    TEMPLETON DEVELOPING
MARKET FUND         INDEX FUND               COUPON FUND - 2005   FUND - 2010             MARKETS SECURITIES FUND
1996....  .53%      Class 1                  1996.....   .65%     1996....  .65%          Class 1
1997....  .53       1999/j/....  .98%/a/     1997.....   .65      1997....  .65           1996/d/....   1.78%a
1998....  .53       Class 2                  1998.....   .66      1998....  .66
                    1999/j/.... 1.23/a/
                    Class 3
                    1999/j/.... 4.16/a/
                    2000....... 1.47
                    2001....... 1.41/a/

p Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been as follows:


Mutual Discovery
Securities Fund                    Mutual Shares Securities Fund
Class 1                            Class 1
1998             1.00%             1998              .77%
1999              .99              1999              .77
2000              .98              2000              .77
2001n             .99a             2001n             .78a
Class 2                            Class 2
2000             1.23              2000             1.02
2001n            1.24a             2001n            1.03a

q Includes distributions of net investment income in the amount of $.001.

r Includes distributions of net investment income in the amount of $.002.

s Includes distributions of capital gains in the amount of $.002.

t Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.

u Financial highlights presented reflect historical financial information from TVP - Templeton Developing Markets Fund as a result of a merger on May 1, 2000.

v Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of a merger on May 1, 2000.

w For the period February 13, 2001 (effective date) to June 30, 2001.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


  FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND                  SHARES   VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS 93.1%
a Commercial Services 3.0%
  Concord EFS Inc.   ...................................      6,300   $ 327,663
                                                                      ---------
  COMMUNICATIONS 4.0%
  Qwest Communications International Inc.   ............      7,200     229,464
a Sprint Corp. (PCS Group)   ...........................      9,500     229,425
                                                                      ---------
                                                                        458,889
                                                                      ---------
a CONSUMER SERVICES 8.9%
  AOL Time Warner Inc.   ...............................      3,000     159,000
  CEC Entertainment Inc.  ..............................      3,400     167,790
  Entravision Communications Corp.   ...................     20,200     248,460
  MGM Mirage Inc.   ....................................      7,200     215,712
  Univision Communications Inc., A   ...................      5,000     213,900
                                                                      ---------
                                                                      1,004,862
                                                                      ---------
a ELECTRONIC TECHNOLOGY 24.5%
  Advanced Fibre Communications Inc.   .................      7,200     151,200
  Agere Systems Inc., A   ..............................     18,000     135,000
  Avocent Corp.   ......................................      6,200     141,050
  Cirrus Logic Inc.   ..................................      6,200     142,786
  EMC Corp.   ..........................................      4,000     116,200
  Jabil Circuit Inc.   .................................      6,000     185,160
  L-3 Communications Holdings Inc.   ...................      2,700     206,010
  Lam Research Corp.   .................................      4,500     133,425
  Lexmark International Inc.   .........................      3,000     201,750
  Micron Technology Inc.   .............................      4,700     193,170
  ONI Systems Corp.   ..................................      4,700     131,130
  Polycom Inc.   .......................................      6,700     154,703
  QUALCOMM Inc.   ......................................      3,400     198,832
  Rudolph Technologies Inc.   ..........................      3,900     183,300
  Semtech Corp.   ......................................      6,000     180,000
  Tektronix Inc.   .....................................      8,300     225,345
  Vitesse Semiconductor Corp.   ........................      5,100     107,304
                                                                      ---------
                                                                      2,786,365
                                                                      ---------
a FINANCE 2.8%
  Instinet Group Inc.   ................................      6,200     115,568
  Investment Technology Group Inc.   ...................      4,100     206,189
                                                                      ---------
                                                                        321,757
                                                                      ---------
a HEALTH SERVICES 2.7%
  Caremark RX Inc.   ...................................     15,000     246,750
  United Surgical Partners International Inc.   ........      2,600      62,400
                                                                      ---------
                                                                        309,150
                                                                      ---------
  HEALTH TECHNOLOGY 14.0%
a Abgenix Inc.   .......................................      6,300     283,500
a Celgene Corp.   ......................................     11,900     343,315
a COR Therapeutics Inc.   ..............................      5,100     155,550
a Inhale Therapeutic Systems Inc.   ....................      6,000     138,000
a MedImmune Inc.   .....................................      5,000     236,000
  Pfizer Inc.   ........................................      5,100     204,255
  Pharmacia Corp.   ....................................      4,900     225,155
                                                                      ---------
                                                                      1,585,775
                                                                      ---------
  RETAIL TRADE 6.5%
a Abercrombie & Fitch Co., A   .........................      5,000     222,500
  GAP Inc.   ...........................................      6,800     197,200
a Williams-Sonoma Inc.   ...............................      8,300     322,206
                                                                      ---------
                                                                        741,906
                                                                      ---------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)


  FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND                  SHARES   VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONT.)

  TECHNOLOGY SERVICES 19.3%
a Affiliated Computer Services Inc., A   ...............      6,200   $ 445,842
a Amdocs Ltd.   ........................................      3,600     193,860
a Cadence Design Systems Inc.   ........................     10,000     186,300
a Check Point Software Technologies Ltd. (Israel)   ....      3,400     171,938
a Frontline Capital Group   ............................     13,000      19,500
a Inforte Corp.   ......................................     15,000     183,450
a Interwoven Inc.   ....................................      6,400     108,160
a Openwave Systems Inc.   ..............................      6,500     225,550
  Paychex Inc.   .......................................      5,500     220,000
a Precise Software Solutions Ltd. (Israel)   ...........      6,200     190,340
a Predictive Systems Inc.   ............................     20,600      82,400
a Sapient Corp.   ......................................     16,600     161,850
                                                                      ---------
                                                                      2,189,190
                                                                      ---------
  TRANSPORTATION 4.8%
a Airtran Holdings Inc.   ..............................      9,964     104,622
  Expeditors International of Washington Inc.   ........      5,600     335,994
a Forward Air Corp.   ..................................      3,600     107,820
                                                                      ---------
                                                                        548,436
                                                                      ---------
a UTILITIES 2.6%
  Aquila Inc.   ........................................      2,600      64,090
  Calpine Corp.   ......................................      4,500     170,100
  Reliant Resources Inc.   .............................      2,600      64,220
                                                                      ---------
                                                                        298,410
                                                                      ---------
  TOTAL COMMON STOCKS (COST $10,531,271)                             10,572,403
a,b PREFERRED STOCKS
  TECHNOLOGY SERVICES
  Micro Photonix Integration Corp., pfd., C (COST $5,962)       944       4,720
                                                                      ---------
  TOTAL LONG TERM INVESTMENTS (COST $10,537,233)                     10,577,123
                                                                      ---------
c SHORT TERM INVESTMENTS 7.8%
  Franklin Institutional Fiduciary Trust
   Money Market Portfolio (Cost $884,853)                   884,853     884,853
                                                                      ---------
  TOTAL INVESTMENTS (COST $11,422,086) 100.9%                        11,461,976
  OTHER ASSETS, LESS LIABILITIES (.9)%                                 (102,387)
                                                                      ---------
  NET ASSETS 100.0%                                                 $11,359,589
                                                                    ============

a Non-income producing

b See Note 8 regarding restricted securities.

c See Note 3 regarding investments in the "Sweep Money Fund".


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


 FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND                              COUNTRY        SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 82.4%
a BROADCASTING 7.1%
  Clear Channel Communications Inc.  .................................    United States     195,000     $ 12,226,500
  Entravision Communications Corp.   .................................    United States     500,000        6,150,000
  Univision Communications Inc., A   .................................    United States     167,200        7,152,816
                                                                                                        -------------
                                                                                                          25,529,316
                                                                                                        -------------
a CABLE/SATELLITE TV 6.6%
  Charter Communications Inc., A   ...................................    United States     351,000        8,195,850
  Comcast Corp., A   .................................................    United States     164,000        7,117,600
  EchoStar Communications Corp., A   .................................    United States     158,000        5,122,360
  Mediacom Communications Corp., A   .................................    United States     193,700        3,420,742
                                                                                                        -------------
                                                                                                          23,856,552
                                                                                                        -------------
a COMPUTER PROCESSING HARDWARE 1.5%
  Palm Inc.   ........................................................    United States     919,000        5,578,330
                                                                                                        -------------
a DATA PROCESSING SERVICES 1.3%
  Amdocs Ltd.   ......................................................    United States      86,000       4,631,100
                                                                                                          -------------

a ELECTRONIC EQUIPMENT/INSTRUMENTS 3.8%
  Agilent Technologies Inc.   ........................................    United States     170,000       5,525,000
  Tektronix Inc.   ...................................................    United States     302,000       8,199,300
                                                                                                        -------------
                                                                                                         13,724,300
                                                                                                        -------------
a INTERNET SOFTWARE/SERVICES 1.1%
  Genuity Inc.   .....................................................    United States   1,300,000       4,056,000

                                                                                                        -------------
  MAJOR TELECOMMUNICATIONS 23.0%
a Alaska Communications Systems Holdings Inc.   ......................    United States     180,800       1,654,320
  Alltel Corp.   .....................................................    United States     175,000      10,720,500
  AT&T Corp.   .......................................................    United States     424,000       9,328,000
  BellSouth Corp.   ..................................................    United States     222,000       8,939,940
  British Telecommunications PLC    ..................................    United Kingdom  1,144,000       7,191,629
  Korea Telecom Corp.   ..............................................     South Korea      136,080       5,441,107
  Nippon Telegraph & Telephone Corp.   ...............................       Japan            1,020       5,315,908
  NTL Inc.   .........................................................    United States     291,000       3,506,550
  Portugal Telecom SGPS SA, ADR   ....................................     Portugal         755,004       5,217,078
  SBC Communications Inc.   ..........................................    United States     236,800       9,486,208
  Sprint Corp. (FON Group)   .........................................    United States     542,900      11,596,344
  Telefonica SA, ADR   ...............................................      Spain           122,292       4,554,154
                                                                                                       -------------
                                                                                                         82,951,738
                                                                                                        -------------
  SEMICONDUCTORS 2.6%
a Agere Systems Inc., A   ............................................    United States     799,500       5,996,250
  Infineon Technologies AG, ADR   ....................................      Germany         141,000       3,306,450
                                                                                                        -------------
                                                                                                          9,302,700
                                                                                                        -------------
  SPECIALTY TELECOMMUNICATIONS 9.2%
a Allegiance Telecom Inc.   ..........................................    United States     336,000       5,036,640
  CenturyTel Inc.   ..................................................    United States     348,100      10,547,430
  Embratel Participacoes SA, ADR, pfd.   .............................      Brazil          252,900       1,891,692
a General Motors Corp., H   ..........................................    United States     375,000       7,593,750
a Pinnacle Holdings Inc.   ...........................................    United States     195,000       1,171,950
  Qwest Communications International Inc.   ..........................    United States     218,800       6,973,156
                                                                                                        -------------
                                                                                                         33,214,618
                                                                                                        -------------
  TELECOMMUNICATIONS EQUIPMENT 8.1%
a Advanced Fibre Communications Inc.   ...............................    United States      34,100         716,100
  Motorola Inc.   ....................................................    United States     534,000       8,843,040
  Nokia Corp., ADR   .................................................       Finland        190,500       4,198,620
a Polycom Inc.   .....................................................    United States     311,700       7,197,153
a Powerwave Technologies Inc.   ......................................    United States     227,000       3,291,500
a QUALCOMM Inc.   ....................................................    United States      52,000       3,040,960

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT)


 FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND                              COUNTRY        SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TELECOMMUNICATIONS EQUIPMENT (CONT.)
  Scientific-Atlanta Inc.    .........................................    United States       7,992     $   324,475
a Sonus Networks Inc.   ..............................................    United States      60,900       1,422,624
                                                                                                        -------------
                                                                                                         29,034,472
                                                                                                        -------------
  WIRELESS COMMUNICATIONS 18.1%
a AT&T Wireless Group   ..............................................    United States     348,000       5,689,800
a China Mobile (Hong Kong) Ltd., ADR   ...............................      China           290,000       7,769,100
a Leap Wireless International Inc.   .................................    United States     129,400       3,920,820
a Microcell Telecommunications Inc.   ................................      Canada          546,900       4,976,790
a Microcell Telecommunications Inc., B   .............................      Canada          100,600         911,472
a Nextel Communications Inc., A   ....................................    United States     270,000       4,725,000
  SK Telecom Co. Ltd., ADR   .........................................     South Korea      326,200       5,512,780
a Sprint Corp. (PCS Group)   .........................................    United States     263,100       6,353,865
a U.S. Cellular Corp.   ..............................................    United States     126,000       7,263,900
  Vodafone Group PLC, ADR   ..........................................    United Kingdom    288,000       6,436,800
a Western Wireless Corp., A   ........................................    United States     270,000      11,610,010
                                                                                                        -------------
                                                                                                         65,170,337
                                                                                                        -------------
 TOTAL LONG TERM INVESTMENTS (COST $361,515,944)                                                        297,049,463
                                                                                                        -------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
---------------------------------------------------------------------------------------------------------------------------
b REPURCHASE AGREEMENT 16.0%
  Joint Repurchase Agreement, 3.998%, 7/02/01,
   (Maturity Value $57,727,593) (COST $57,708,366)   .................   United States   $57,708,366     57,708,366
  ABN AMRO Inc. (Maturity Value $5,724,845)
  Banc of America Securities LLC (Maturity Value $1,395,853)
  Barclays Capital Inc. (Maturity Value $4,887,218)
  Bear, Stearns & Co. Inc. (Maturity Value $3,630,488)
  BMO Nesbitt Burns Corp. (Maturity Value $5,724,845)
  BNP Paribas Securities Corp. (Maturity Value $5,724,845)
  Credit Suisse First Boston Corp. (Maturity Value $5,645,759)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $5,724,845)
  Greenwich Capital Markets Inc. (Maturity Value $837,627)
  Lehman Brothers Inc. (Maturity Value $5,724,845)
  Morgan Stanley & Co. Inc. (Maturity Value $4,887,218)
  SG Cowen Securities Corp. (Maturity Value $2,094,356)
  UBS Warburg LLC (Maturity Value $5,724,849)
   Collateralized by U.S. Treasury Bills, Notes and Bonds,
     and U.S. Government Agency Securities
                                                                                                        -------------
 TOTAL INVESTMENTS (COST $419,224,310) 98.4%                                                             354,757,829
 OTHER ASSETS, LESS LIABILITIES 1.6%                                                                       5,815,068
                                                                                                        -------------
 NET ASSETS 100.0%                                                                                      $360,572,897
                                                                                                        =============



a Non-income producing

b See Note 1(c) regarding joint repurchase agreement.




                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

 FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND                                COUNTRY         SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS 95.2%
  CONSUMER NON-DURABLES
  Givaudan AG   .............................................              Switzerland            16    $  4,397
                                                                                                       -----------
a DISTRIBUTION SERVICES 4.8%
  Andrx Group   .....................................................     United States       16,400    1,262,800
  Fisher Scientific International Inc.   ............................     United States       22,800      661,200
                                                                                                       -----------
                                                                                                        1,924,000
                                                                                                       -----------
a ELECTRONIC TECHNOLOGY .6%
  Waters Corp.   ....................................................     United States        9,400     259,534
                                                                                                       -----------
  HEALTH SERVICES 15.5%
a AdvancePCS   .....................................................      United States        6,900     441,945
a Caremark RX Inc.   ...............................................      United States       64,700   1,064,315
  CIGNA Corp.   ....................................................      United States        3,300     316,206
  HCA Inc.   .......................................................      United States       10,300     465,457
a Laboratory Corp. of America Holdings   ...........................      United States       14,800   1,138,120
a Tenet Healthcare Corp.   .........................................      United States       16,700     861,553
a Triad Hospitals Inc.   ...........................................      United States       42,400   1,249,528
a United Surgical Partners International Inc.   ....................      United States        8,400     201,600
  UnitedHealth Group Inc.   ........................................      United States        3,300     203,775
a Universal Health Services Inc., B   ..............................      United States        7,400     336,700
                                                                                                       -----------
                                                                                                       6,279,199
                                                                                                       -----------
  HEALTH TECHNOLOGY 74.3%
a Abgenix Inc.   ...................................................      United States      19,500      877,500
  American Home Products Corp.   ...................................      United States      13,000      759,720
a Amgen Inc.   .....................................................      United States      25,100    1,523,068
a Aviron   .........................................................      United States      16,100      917,700
a Barr Laboratories Inc.   .........................................      United States      10,800      760,428
  Baxter International Inc.   ......................................      United States      17,200      842,800
a Biogen Inc.   ....................................................      United States      15,200      826,272
a Bioject Medical Technologies Inc.   ..............................      United States       8,000       94,480
  Biomet Inc.   ....................................................      United States       8,500      408,510
  Bristol-Myers Squibb Co.   .......................................      United States      15,400      805,420
a Cerus Corp.   ....................................................      United States       1,400      101,598
  Cooper Cos. Inc.   ...............................................      United States      13,700      704,180
a COR Therapeutics Inc.    .........................................      United States      34,700    1,058,350
a CV Therapeutics Inc.   ...........................................      United States       5,400      307,800
a Digene Corp.   ...................................................      United States      10,900      444,720
  FH Faulding & Co. Ltd.   .........................................        Australia        32,873      214,547
a Genentech Inc.   .................................................      United States      12,000      661,200
a Genta Inc.   .....................................................      United States       9,600      128,544
a Genzyme Corp-General Division   ..................................      United States       9,600      585,600
a Gilead Sciences Inc.   ...........................................      United States      19,700    1,146,343
  Glaxosmithkline PLC, ADR   .......................................      United Kingdom      7,200      404,640
  ICN Pharmaceuticals Inc.   .......................................      United States      31,000      983,320
a Inhale Therapeutic Systems Inc.   ................................      United States      37,800      869,400
a Intermune Inc.   .................................................      United States      18,800      669,656
a Invitrogen Corp.   ...............................................      United States       3,900      280,020
a Ivax Corp.   .....................................................      United States      27,775    1,083,225
a King Pharmaceuticals Inc.   ......................................      United States      17,900      962,125
a North American Scientific Inc.   .................................      United States      19,500      282,750
a NPS Pharmaceuticals Inc.   .......................................      United States       5,200      209,040
a ORATEC Interventions Inc.   ......................................      United States      55,700      487,375
a Ortec International Inc.   .......................................      United States      10,000       65,500
a OSI Pharmaceuticals Inc.   .......................................      United States       3,300      173,547
  Pfizer Inc.   ....................................................      United States      47,700    1,910,385
  Pharmacia Corp.   ................................................      United States      33,600    1,543,920
  Roche Holding AG   ...............................................      Switzerland         1,600      113,272
a Salix Pharmaceuticals Ltd.   .....................................         Canada          36,300      894,795
  Schering-Plough Corp.   ..........................................      United States      14,100      510,984

 160


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND                                COUNTRY         SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONT.)
HEALTH TECHNOLOGY (CONT.)
  Serono SA, ADR   ..........................................              Switzerland       33,900    $ 845,805
a Shire Pharmaceuticals Group PLC, ADR   ....................             United Kingdom     13,600      754,800
a Titan Pharmaceuticals Inc.   ..............................             United States      28,900      867,289
a Varian Medical Systems Inc.   .............................             United States       2,700      193,050
a Versicor Inc.   ...........................................             United States       8,400      105,336
a ViroPharma Inc.   .........................................             United States      13,900      472,600
a Visible Genetics Inc.   ...................................                 Canada         25,800      641,130
a Watson Pharmaceuticals Inc.   .............................             United States      25,900    1,596,475
                                                                                                      -----------
                                                                                                      30,089,219
                                                                                                      -----------
  TOTAL LONG TERM INVESTMENTS (COST $32,868,406)   ...........                                        38,556,349
                                                                                                      -----------
b SHORT TERM INVESTMENTS 5.4%
  Franklin Institutional Fiduciary Trust Money
   Market Portfolio (Cost $2,173,714)   .....................             United States   2,173,714    2,173,714
                                                                                                      -----------
  TOTAL INVESTMENTS (COST $35,042,120) 100.6%   .............                                         40,730,063
  OTHER ASSETS, LESS LIABILITIES (.6)%   ....................                                           (225,127)
                                                                                                      -----------
 NET ASSETS 100.0%   ........................................                                        $40,504,936
                                                                                                      ============




a Non-income producing

b  See Note 3 regarding investments in the "Sweep Money Fund".


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

FRANKLIN GROWTH AND INCOME SECURITIES FUND                SHARES        VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS 80.1%
 COMMERCIAL SERVICES 2.5%
 Equifax Inc. ........................................   225,000   $  8,253,000
 The McGraw-Hill Cos. Inc. ...........................   154,000     10,187,100
                                                                   ------------
                                                                     18,440,100
                                                                   ------------
 COMMUNICATIONS 6.9%
 Alltel Corp. ........................................   135,000      8,270,100
 AT&T Corp. ..........................................   352,500      7,755,000
 SBC Communications Inc. .............................   367,472     14,720,928
 Sprint Corp. (FON Group) ............................   340,000      7,262,400
 Verizon Communications ..............................   249,922     13,370,827
                                                                    ------------
                                                                     51,379,255
                                                                    ------------
 CONSUMER DURABLES 5.0%
 The Black & Decker Corp. ............................   230,000      9,075,800
 Brunswick Corp. .....................................   254,900      6,125,247
 General Motors Corp. ................................   140,000      9,009,000
 Mattel Inc. .........................................   310,000      5,865,200
 Maytag Corp. ........................................   230,000      6,729,800
                                                                    ------------
                                                                     36,805,047
                                                                   ------------
CONSUMER NON-DURABLES 8.3%
Clorox Co. ...........................................   215,000      7,277,750
Coca-Cola Co. ........................................   160,000      7,200,000
ConAgra Foods Inc. ...................................   300,000      5,943,000
Liz Claiborne Inc. ...................................   150,000      7,567,500
Philip Morris Cos. Inc. ..............................   285,800     14,504,350
Procter & Gamble Co. .................................   115,000      7,337,000
R.J. Reynolds Tobacco Holdings Inc. ..................   218,300     11,919,180
                                                                    ------------
                                                                     61,748,780
                                                                    ------------
CONSUMER SERVICES 1.9%
Dow Jones & Co. Inc. .................................   140,000      8,359,400
Royal Caribbean Cruises Ltd. .........................   260,000      5,748,600
                                                                    ------------
                                                                     14,108,000
                                                                    ------------
DISTRIBUTION SERVICES .6%
McKesson HBOC Inc. ...................................   117,300      4,354,176
                                                                    ------------
ELECTRONIC TECHNOLOGY 4.0%
Compaq Computer Corp. ................................   480,000      7,435,200
Diebold Inc. .........................................   274,500      8,825,175
Hewlett-Packard Co. ..................................   160,000      4,576,000
Nokia Corp., ADR (Finland) ...........................   240,000      5,289,600
PerkinElmer Inc. .....................................   138,800      3,821,164
                                                                    ------------
                                                                     29,947,139
                                                                    ------------
ENERGY MINERALS 7.3%
BP PLC, ADR (United Kingdom) .........................   151,000      7,527,350
Chevron Corp. ........................................    95,000      8,597,500
Conoco Inc., B .......................................   505,830     14,618,487
Exxon Mobil Corp. ....................................    96,572      8,435,564
Petroleo Brasileiro SA, ADR (Brazil) .................   275,200      7,155,200
Texaco Inc. ..........................................   121,400      8,085,240
                                                                    ------------
                                                                     54,419,341
                                                                    ------------
FINANCE 14.7%
A.G. Edwards Inc. ....................................   135,000      6,075,000
Bank of America Corp. ................................   150,000      9,004,500
Citigroup Inc. .......................................   175,000      9,247,000
Fleet Boston Financial Corp. .........................   360,468     14,220,463
Freddie Mac ..........................................   205,000     14,350,000
JP Morgan Chase & Co. ................................   249,270     11,117,442

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

FRANKLIN GROWTH AND INCOME SECURITIES FUND                SHARES        VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCE (CONT.0
Lincoln National Corp. ...............................   73,400   $  3,798,450
St. Paul Cos. Inc. ...................................   153,400      7,775,846
U.S. Bancorp .........................................   480,000     10,939,200
Washington Mutual Inc. ...............................   341,500     12,823,324
Wells Fargo & Co. ....................................   198,000      9,193,140
                                                                    ------------
                                                                    108,544,365
                                                                    ------------
HEALTH SERVICES 1.2%
CIGNA Corp. ..........................................   95,000      9,102,900
                                                                    ------------
HEALTH TECHNOLOGY 5.2%
Bristol-Myers Squibb Co. .............................   170,000      8,891,000
ICN Pharmaceuticals Inc. .............................   170,000      5,392,400
Merck & Co. Inc. .....................................   110,000      7,030,100
Pharmacia Corp. ......................................   225,000     10,338,750
Schering-Plough Corp. ................................   195,000      7,066,800
                                                                    ------------
                                                                     38,719,050
                                                                    ------------
NON-ENERGY MINERALS 1.1%
Weyerhaeuser Co. .....................................   148,000      8,135,560
                                                                    ------------
PROCESS INDUSTRIES 1.5%
Dow Chemical Co. .....................................   338,900     11,268,425
                                                                    ------------
PRODUCER MANUFACTURING 6.9%
Avery Dennison Corp. .................................   135,000      6,891,750
Cooper Industries Inc. ...............................   245,000      9,699,550
Emerson Electric Co. .................................   170,000     10,285,000
General Electric Co. .................................   122,100      5,952,375
Pitney Bowes Inc. ....................................   190,500      8,023,860
TRW Inc. .............................................   250,000     10,250,000
                                                                    ------------
                                                                     51,102,535
                                                                    ------------
REAL ESTATE 3.8%
Equity Office Properties Trust .......................   295,000      9,330,850
Equity Residential Properties Trust ..................   193,800     10,959,390
Glenborough Realty Trust Inc. ........................   400,000      7,720,000
                                                                    ------------
                                                                     28,010,240
                                                                    ------------
RETAIL TRADE 3.0%
Intimate Brands Inc. .................................   430,000      6,480,100
May Department Stores Co. ............................   221,900      7,602,294
Nordstrom Inc. .......................................   415,000      7,698,250
                                                                    ------------
                                                                     21,780,644
                                                                    ------------

TECHNOLOGY SERVICES 1.5%
Automatic Data Processing Inc. .......................   131,500      6,535,550
Computer Associates International Inc. ...............   130,000      4,680,000
                                                                    ------------
                                                                     11,215,550
                                                                    ------------
TRANSPORTATION .8%
United Parcel Service Inc., B ........................   101,100      5,843,580
                                                                    ------------
UTILITIES 3.9%
Duke Energy Corp. ....................................   175,000      6,826,750
National Fuel Gas Co. ................................   135,800      7,060,242
Reliant Energy Inc. ..................................   179,000      5,765,590
TXU Corp. ............................................    78,800      3,797,371
Vectren Corp. ........................................   270,000      5,589,000
                                                                    ------------
                                                                     29,038,953
                                                                    ------------
TOTAL COMMON STOCKS (COST $500,478,792) ..............              593,963,640
                                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

FRANKLIN GROWTH AND INCOME SECURITIES FUND                SHARES        VALUE
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 5.2%
Consumer Services .5%
MediaOne Group Inc., 7.00%, cvt. pfd .................   151,000   $  4,061,900
                                                                   ------------
ELECTRONIC TECHNOLOGY .5%
Raytheon Co., 8.25%, cvt. pfd ........................    78,600      3,860,046
                                                                   ------------
FINANCE 1.1%
MetLife Capital Trust I, 8.00%, cvt. pfd .............    80,000      7,780,000
                                                                   ------------
HEALTH SERVICES 2.0%
Caremark RX Capital Trust I, 7.00%, cvt. pfd .........    60,900      7,041,563
Express Scripts Exchange Trust, 7.00%, cvt. pfd ......    70,000      7,525,000
                                                                   ------------
                                                                     14,566,563
TECHNOLOGY SERVICES 1.1%
Electronic Data Systems Corp., 7.625%, cvt. pfd ......   160,000      8,432,000
                                                                   ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $32,766,366) .              38,700,509
                                                                   ------------

                                                          PRINCIPAL
                                                           AMOUNT
                                                         -----------
CONVERTIBLE BONDS 9.4%
COMMUNICATIONS 3.6%
Liberty Media Corp., cvt., 144A, 3.50%, 1/15/31 ......   $ 8,300,000   6,702,250
Liberty Media Corp., cvt., 144A, 3.25%, 3/15/31 ......     7,250,000   8,156,250
Nextel Communications Inc., cvt., 4.75%, 7/01/07 .....     7,700,000   7,141,750
NTL Communications Corp., cvt., 144A, 6.75%, 5/15/08 .     7,500,000   4,612,500
                                                                     -----------
                                                                      26,612,750
                                                                     -----------
ELECTRONIC TECHNOLOGY 2.4%
Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 .....     4,250,000   5,838,438
LSI Logic Corp., cvt., 4.25%, 3/15/04 ................     1,880,000   2,599,100
Sanmina Corp., cvt., 4.25%, 5/01/04 ..................     3,000,000   3,757,500
SCI Systems Inc., cvt., 3.00%, 3/15/07 ...............     7,500,000   6,018,750
                                                                     -----------
                                                                      18,213,788
                                                                     -----------
HEALTH TECHNOLOGY 1.7%
Alpharma Inc., cvt., 3.00%, 6/01/06 ..................     4,900,000   5,206,250
Ivax Corp., cvt., 5.50%, 5/15/07 .....................     5,000,000   7,181,250
                                                                     -----------
                                                                      12,387,500
                                                                     -----------
TECHNOLOGY SERVICES 1.7%
Affiliated Computer Services, cvt., sub. note,
 4.00%, 3/15/05 ......................................     4,500,000   7,799,063
BEA Systems Inc., cvt., 4.00%, 12/15/06 ..............     4,250,000   5,062,813
                                                                     -----------
                                                                      12,861,876
                                                                     -----------
TOTAL CONVERTIBLE BONDS (COST $70,916,599) ...........                70,075,914
                                                                     -----------
TOTAL LONG TERM INVESTMENTS (COST $604,161,757) .......              702,740,063
                                                                     -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

FRANKLIN GROWTH AND INCOME SECURITIES FUND                SHARES        VALUE
-------------------------------------------------------------------------------
a REPURCHASE AGREEMENT 5.2%
  Joint Repurchase Agreement, 3.998%, 7/02/01,
  (Maturity Value $38,238,054) (COST $38,225,319).....  $38,225,319 $ 38,225,319
   ABN AMRO Inc. (Maturity Value $3,792,068)
   Banc of America Securities LLC (Maturity
    Value $924,596)
   Barclays Capital Inc. (Maturity Value $3,237,234)
   Bear, Stearns & Co. Inc. (Maturity Value $2,404,791)
   BMO Nesbitt Burns Corp. (Maturity Value $3,792,068)
   BNP Paribas Securities Corp. (Maturity
    Value $3,792,068)
   Credit Suisse First Boston Corp. (Maturity
     Value $3,739,682)
   Dresdner Kleinwort Wasserstein Securities LLC
    (Maturity Value $3,792,068)
   Greenwich Capital Markets Inc. (Maturity
     Value $554,832)
   Lehman Brothers Inc. (Maturity Value $3,792,068)
   Morgan Stanley & Co. Inc. (Maturity Value $3,237,234)
   SG Cowen Securities Corp. (Maturity Value $1,387,277)
   UBS Warburg LLC (Maturity Value $3,792,068)
     Collateralized by U.S. Treasury Bills, Notes
     and Bonds, and U.S. Government Agency Securities              -------------
 TOTAL INVESTMENTS (COST $642,387,076) 99.9%                         740,965,382
 OTHER ASSETS, LESS LIABILITIES .1%                                      861,318
                                                                    ------------
 NET ASSETS 100.0%                                                  $741,826,700
                                                                    ============




a See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                                           SHARES/
  FRANKLIN HIGH INCOME FUND                                 COUNTRY        WARRANTS   VALUE
----------------------------------------------------------------------------------------------

   COMMON STOCKS AND WARRANTS 2.3%
 a COMMUNICATIONS .6%
   ICO Global Communications Holdings Ltd. ..............   United States   300,767 $ 526,342
   ICO Global Communications Holdings Ltd., wts., 5/16/06   United States    75,546     4,938
   International Wireless Communications Holdings Inc. ..   United States   377,088   226,253
   Leap Wireless International Inc., 144A, wts., 4/15/10    United States     3,600    72,900
   Loral Orion Network Sys., wts., 1/15/07 ..............   United States     1,500     3,375
   McCaw International Ltd., wts., 4/15/07 ..............   United States     7,000   106,750
   Poland Telecom Finance, 144A, wts., 12/01/07 .........   Poland            8,000         8
                                                                                      -------
                                                                                      940,566
                                                                                      -------
 a CONSUMER SERVICES
   Jack in the Box Inc. .................................   United States       210     5,481
                                                                                      -------
 a ENERGY MINERALS .2%
   Abraxas Petroleum Corp. ..............................   United States    97,109   306,864
                                                                                      -------
 a INDUSTRIAL SERVICES .3%
   Transocean Sedco Forex Inc., 144A, wts., 5/01/09......   United States     1,500   597,450
                                                                                     --------
 a PROCESS INDUSTRIES 1.2%
   Purina Mills Inc. ....................................   United States    83,758 2,010,192
                                                                                    ----------
 a PRODUCER MANUFACTURING
   Goss Holdings Inc., B ................................   United States    44,604       446
                                                                                     ---------
 a UTILITIES
   Empire Gas Corp., wts., 7/15/04 ......................   United States     6,900         7
                                                                                     ---------
    TOTAL COMMON STOCKS AND WARRANTS (COST $10,031,563) .                            3,861,006
                                                                                     ---------
    PREFERRED STOCKS
 a PROCESS INDUSTRIES
    Asia Pulp & Paper Co. Ltd., 12.00%, pfd.
     (COST $4,500,000)  ..................................    Indonesia   4,500,000   101,250
                                                                                     ---------


                                                                          PRINCIPAL
                                                                           AMOUNT
                                                                          ----------
 BONDS 94.9%
 COMMERCIAL SERVICES 2.9%
 Intertek Finance PLC, senior sub. note, B, 10.25%,
  11/01/06.............................................   United Kingdom $3,700,000   2,904,500
 Key3media Group Inc., senior sub note, 11.25%,
  6/15/11 .............................................   United States   2,000,000   1,970,000
                                                                                     -----------
                                                                                      4,874,500
  COMMUNICATIONS 31.6%
  American Cellular Corp., senior sub. note,
   144A, 9.50%, 10/15/09 ..............................   United States   1,500,000   1,417,500
  Arch Escrow Corp., senior note, 13.75%,
   4/15/08 ............................................   United States   1,500,000     157,500
  Call-Net Enterprises Inc., senior note, 9.375%,
   5/15/09 ............................................   Canada          4,250,000   1,338,750
  Crown Castle International Corp., senior note,144A,
   9.375%, 8/01/11 ....................................   United States   2,250,000   2,002,500
  Dobson/Sygnet Communications Co., senior note, 12.25%,
   12/15/08 ...........................................   United States   4,500,000   4,072,500
  Global Crossing Holdings Ltd., senior note, 9.50%,
   11/15/09 ...........................................   Bermuda         5,000,000   3,937,500
  Hermes Europe Railtel BV, senior note, 11.50%,
    8/15/07 ...........................................   Netherlands     2,000,000     330,000
b IntelCom Group Inc., senior secured disc. note, 12.50%,
   5/01/06 ............................................   United States   3,250,000     487,500
  Intermedia Communications Inc., senior disc. note, B,
   zero cpn. to 7/15/02, 11.25% thereafter, 7/15/07....   United States   5,000,000   4,425,000
  Intermedia Communications Inc., senior note, 9.50%,
    3/01/09 ...........................................   United States   2,000,000   1,990,000
  Leap Wireless International Inc., senior disc. note,
   zero cpn. to 4/15/05, 14.50% thereafter, 4/15/10 ...   United States   3,600,000     990,000
  Level 3 Communications Inc., senior disc. note,
   zero cpn. to 12/01/03, 10.50% thereafter, 12/01/08..   United States   3,000,000     780,000
  Level 3 Communications Inc., senior note, 9.125%,
    5/01/08 ...........................................   United States   5,000,000   2,100,000
b Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ...   United States   5,000,000     225,000
  Millicom International Cellular SA, senior sub.
   note, 13.50%, 6/01/06 ..............................   Luxembourg      9,300,000   8,044,500
  Nextel Communications Inc., senior disc. note,
   zero cpn. to 10/31/02, 9.75% thereafter, 10/31/07 ..   United States   3,000,000   2,006,250
  Nextel Communications Inc., senior disc. note,
   zero cpn. to 2/15/03, 9.95% thereafter, 2/15/08 ....   United States   5,300,000   3,325,750
  Nextel International Inc., senior note, 12.75%,
   8/01/10 ............................................   United States   5,800,000   1,696,500
  Nextel Partners Inc., senior note, 11.00%, 3/15/10 ..   United States   2,500,000   1,975,000
  Northeast Optic Network Inc., senior note, 12.75%,
   8/15/08 ............................................   United States   3,500,000     997,500
b Poland Telecom Finance, senior note B, 14.00%,
   12/01/07 ...........................................     Poland        8,000,000     120,000
b RSL Communications PLC, senior note, 12.00%,
   11/01/08 ...........................................   United Kingdom  1,500,000      48,750


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                                                   SHARES/
  FRANKLIN HIGH INCOME FUND                                         COUNTRY        WARRANTS   VALUE
-----------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   COMMUNICATIONS (CONT.)
 b RSL Communications PLC, senior note, 12.875%,
    3/01/10 ....................................................   United Kingdom $2,000,000  $  65,000
   Spectrasite Holdings Inc., senior disc. note,
    zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09 ...........   United States   2,500,000  1,162,500
   VoiceStream Wireless Corp., senior disc. note,
    zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09 ........   United States   2,000,000  1,670,000
   VoiceStream Wireless Corp., senior note, 11.50%,
    9/15/09 ....................................................   United States   4,000,000  4,605,000
   Williams Communications Group Inc., senior note,
    144A, 11.875%, 8/01/10 .....................................   United States   2,700,000  1,134,000
   XO Communications Inc., senior note, 9.625%, 10/01/07........   United States   1,400,000    385,000
   XO Communications Inc., senior note, 9.00%, 3/15/08 .........   United States   3,600,000  1,026,000
                                                                                             ----------
                                                                                             52,515,500
                                                                                             ----------
    CONSUMER DURABLES 1.3%
 b Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 .......   United States   2,900,000     43,500
   True Temper Sports Inc., senior sub. note, B,
    10.875%, 12/01/08 ..........................................   United State    2,000,000  2,052,500
                                                                                              ---------
                                                                                              2,096,000
                                                                                             ----------
   CONSUMER NON-DURABLES 2.8%
  Del Monte Corp., senior sub. note, 144A, 9.25%, 5/15/11 ......   United States     400,000    410,000
  Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .........   United States   2,197,000  1,548,885
  Playtex Products Inc., senior sub. note, 144A, 9.375%, 6/01/11   United States     300,000    306,750
b Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 .   United States   3,000,000        300
  United Industries Corp., senior sub. note, 9.875%, 4/01/09 ...   United States   3,000,000  2,445,000
                                                                                              ---------
                                                                                              4,710,935
                                                                                              ---------
 CONSUMER SERVICES 28.6%
 Adelphia Communications Corp., senior note, 10.25%, 6/15/11 ...   United States   2,500,000  2,475,000
 Ascent Entertainment Group Inc., senior disc. note, zero cpn.
   to 12/15/02, 11.875% thereafter, 12/15/04 ...................   United States   3,000,000  2,730,000
 Aztar Corp., senior sub. note, 8.875%, 5/15/07 .................  United States   2,000,000  2,020,000
 Callahan Nordrhein-Westfalen, senior note,144A, 14.00%, 7/15/10.    Germany       2,750,000  2,268,750
 Charter Communications Holdings LLC, senior disc. note,
  zero cpn. to 1/15/05, 11.75% thereafter, 1/15/10 ..............  United States   1,750,000   1,190,000
 Charter Communications Holdings LLC, senior disc. note,
   zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ..............  United States   5,750,000   3,953,125
 Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ....  United States   3,000,000   3,082,500
 CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 ...........  United States   3,000,000   3,322,500
 Diamond Cable Communication Co., senior disc. note, zero cpn.
  to 2/15/02, 10.75% thereafter, 2/15/07 ........................  United Kingdom  1,500,000     922,500
 Diamond Holdings PLC, senior note, 9.125%, 2/01/08 .............  United Kingdom  3,000,000   1,875,000
 EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 .......  United States   2,750,000   2,763,750
 Granite Broadcasting Corp., senior sub. note, 10.375%, 5/15/05 .  United States   4,116,000   2,881,200
 Hollinger International Publishing Inc., senior sub. note,
  9.25%, 3/15/07 ................................................  United States   1,500,000   1,515,000
 La Petite Academy Inc., senior note, B, 10.00%, 5/15/08 ........  United States   3,500,000   2,380,000
 LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
  10.00% thereafter, 3/01/08 ....................................  United States   2,600,000   2,041,000
 Mandalay Resort Group, senior sub. note, 10.25%, 8/01/07 .......  United States   1,500,000   1,578,750
 Park Place Entertainment Corp., senior sub. note, 9.375%,
   2/15/07  .....................................................  United States     600,000     632,250
 Protection One Alarm Monitoring Inc., 8.125%, 1/15/09 ..........  United States   1,200,000     678,000
 Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ....  United States   2,700,000   2,700,000
 Station Casinos Inc., senior sub. note, 8.875%, 12/01/08 .......  United States   1,000,000   1,005,000
 Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ........  United States   1,400,000   1,457,750
 Telewest Communications PLC, senior disc. note, zero cpn. to
  4/15/04, 9.25% thereafter, 4/15/09 ...........................   United Kingdom  1,750,000     861,875
 United Pan-Europe Communications NV, senior disc. note, zero
  cpn. to 8/01/04, 12.50% thereafter, 8/01/09 ..................   Netherlands     4,500,000     742,500
 Young Broadcasting Inc., senior sub. note, 144A, 10.00%,
   3/01/11 .....................................................   United States   2,500,000   2,412,500
                                                                                             ------------
                                                                                              47,488,950
                                                                                             ------------
 ELECTRONIC TECHNOLOGY 2.6%
 Alliant Techsystems Inc., senior sub. note, 144A, 8.50%,
  5/15/11 .....................................................    United States    600,000      609,000
 L-3 Communications Holdings Inc., senior sub. note, 10.375%,
  5/01/07 .....................................................    United States  3,500,000     3,696,875
                                                                                               -----------
                                                                                                4,305,875
                                                                                               -----------
 ENERGY MINERALS 2.3%
 P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08     United States  3,627,000     3,826,485
                                                                                               -----------
 FINANCE 1.4%
 Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .......     United States  2,000,000     2,185,000
                                                                                               -----------

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                                                   SHARES/
  FRANKLIN HIGH INCOME FUND                                         COUNTRY        WARRANTS   VALUE
-----------------------------------------------------------------------------------------------------------
 BONDS (CNT.)
 HEALTH SERVICES 2.5%
 Davita Inc., senior sub. note, 144A, 9.25%, 4/15/11 ...........   United States $   400,000   $  410,000
 Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08   United States   2,750,000    2,605,625
 Triad Hospitals Inc., senior note, 144A, 8.75%, 5/01/09 .......   United States   1,100,000    1,124,750
                                                                                               ----------
                                                                                                4,140,375
                                                                                               -----------

 INDUSTRIAL SERVICES 5.0%
 Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09  United States   1,500,000    1,477,500
 SESI LLC, 144A, 8.875%, 5/15/11 ................................. United States   2,500,000    2,512,500
 Universal Compression Inc., senior disc. note, zero cpn. to
  2/15/03, 9.875% thereafter, 2/15/08  ........................... United States   4,650,000    4,254,750
                                                                                                ---------
                                                                                                8,244,750
                                                                                               ------------
  PROCESS INDUSTRIES 4.9%
  Applied Extrusion Technologies Inc., senior note, 144A, 10.75%,
   7/01/11  ....................................................   United States     500,000      507,500
  Climachem Inc., senior sub. note, B, 10.75%, 12/01/07 ........   United States   1,200,000      468,000
  Four M Corp., senior note, B, 12.00%, 6/01/06 ................   United States   2,600,000    2,561,000
  Macdermid Inc., senior sub. note, 144A, 9.125%, 7/15/11 ......   United States     700,000      707,000
  Millenium America Inc., senior note, 144A, 9.25%, 6/15/08 ....   United States   1,200,000    1,200,000
  PMD Group Inc., senior sub. note, 144A, 11.00%, 2/28/11 ......   United States     400,000      408,000
b Polysindo International Finance Co. BV, secured note, 9.375%,
   7/30/07 .....................................................    Indonesia      4,250,000      350,625
  Radnor Holdings Inc., senior note, 10.00%, 12/01/03 ..........   United States   2,000,000    1,630,000
b Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ..   Indonesia       2,000,000      305,000
                                                                                               -----------
                                                                                                8,137,125
                                                                                               ------------
  PRODUCER MANUFACTURING .1%
  Goss Graphic Systems Inc., senior sub. note, PIK, 12.25%,
   11/19/05 ....................................................   United States   1,912,374      164,942
                                                                                               ------------
  REAL ESTATE 1.4%
  Felcor Lodging LP, senior note, 144A, 8.50%, 6/01/11 .........   United States   2,500,000    2,400,000
                                                                                               ------------
  RETAIL TRADE 2.0%
  Hollywood Entertainment Corp., senior sub. note, B, 10.625%,
   8/15/04  ....................................................   United States   4,000,000    3,360,000
                                                                                               -----------
b TECHNOLOGY SERVICES .6%
  Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 ...........  United States   4,000,000      710,000
  PSINet Inc., senior note, 10.50%, 12/01/06 ....................  United States   1,000,000       65,000
  PSINet Inc., senior note, 11.00%, 8/01/09 .....................  United States   2,900,000      188,500
                                                                                               -----------
                                                                                                  963,500
                                                                                                ----------
 TRANSPORTATION 1.9%
 GS Superhighway Holdings Ltd., senior note, 10.25%, 8/15/07 ...     China         3,000,000    2,865,000
 bHolt Group Inc., senior note, 9.75%, 1/15/06 .................   United States   5,250,000      288,750
                                                                                               -----------
                                                                                                3,153,750
                                                                                               -----------
  UTILITIES 3.0%
  AES Corp., senior note, 8.75%, 6/15/08 .......................   United States   1,600,000    1,580,000
  All Star Gas Corp., senior note, 11.00%, 6/30/03 .............   United States   2,085,834    1,418,368
  Calpine Canada Energy Finance ULC, senior note, 8.50%, 5/01/08      Canada       2,000,000    1,929,875
                                                                                               -----------
                                                                                                4,928,243
                                                                                              -----------
  TOTAL BONDS (COST $239,141,550) ..............................                              157,495,930
                                                                                              -----------
  TOTAL LONG TERM INVESTMENTS (COST $253,673,113) ..............                              161,458,186
                                                                                              ------------

168

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                                                   SHARES/
  FRANKLIN HIGH INCOME FUND                                         COUNTRY        WARRANTS   VALUE
-----------------------------------------------------------------------------------------------------------
c REPURCHASE AGREEMENT .7%
  Joint Repurchase Agreement, 3.998%, 7/02/01,
   (Maturity Value $1,136,365) (Cost $1,135,987) ...............   United States  $1,135,987  $  1,135,987
     ABN AMRO Inc. (Maturity Value $112,693)
     Banc of America Securities LLC (Maturity Value $27,478)
     Barclays Capital Inc. (Maturity Value $96,205)
     Bear, Stearns & Co. Inc. (Maturity Value $71,466)
     BMO Nesbitt Burns Corp. (Maturity Value $112,693)
     BNP Paribas Securities Corp. (Maturity Value $112,693)
     Credit Suisse First Boston Corp. (Maturity Value $111,137)
     Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $112,693)
     Greenwich Capital Markets Inc. (Maturity Value $16,489)
     Lehman Brothers Inc. (Maturity Value $112,693)
     Morgan Stanley & Co. Inc. (Maturity Value $96,205)
     SG Cowen Securities Corp. (Maturity Value $41,227)
     UBS Warburg LLC (Maturity Value $112,693)
      Collateralized by U.S. Treasury Bills, Notes and Bonds,
       and U.S. Government Agency Securities                                                  ---------------
    TOTAL INVESTMENTS (COST $254,809,100) 97.9% ................                                162,594,173
    OTHER ASSETS, LESS LIABILITIES 2.1% ........................                                  3,419,844
                                                                                              ---------------
    NET ASSETS 100.0% ..........................................                               $166,014,017
                                                                                               ==============


a Non-income producing

b See Note 7 regarding defaulted securities.

c See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.                   169

FRANKLIN TEMPLETON   VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001  (UNAUDITED)



FRANKLIN INCOME SECURITIES FUND                           COUNTRY         SHARES     VALUE
-----------------------------------------------------------------------------------------------
      COMMON STOCKS 32.4%
      COMMUNICATIONS .3%
      Telecom Argentina Stet-France Telecom SA, B, ADR   Argentina       100,000 $  1,545,000

      CONSUMER DURABLES 1.2%
      General Motors Corp. ...........................   United States   115,000    7,400,250
                                                                                   ----------
      CONSUMER NON-DURABLES 8.4%

      Philip Morris Cos. Inc. ........................   United States   865,000   43,898,750
      R.J. Reynolds Tobacco Holdings Inc. ............   United States    71,600    3,909,360
      UST Inc. .......................................   United States    84,800    2,447,328
                                                                                   ----------
                                                                                   50,255,438
                                                                                   ----------
      ENERGY MINERALS 2.1%
      Athabasca Oil Sands Trust ......................    Canada         220,000    5,073,801
      Canadian Oil Sands Trust Units .................    Canada         200,000    4,612,546
      Petroleo Brasileiro SA, ADR ....................    Brazil         110,000    2,860,000
                                                                                   ----------
                                                                                   12,546,347
                                                                                   ----------
a,c,e HEALTH SERVICES
      Continucare Corp. ...............................   United States 3,591,464          --
                                                                                   ----------
      NON-ENERGY MINERALS 1.8%
      Anglo American Platinum Corp. Ltd., ADR ........   South Africa     65,000    2,884,375
      Anglo American PLC, ADR ........................   United Kingdom   54,489      815,700
      AngloGold Ltd., ADR ............................   South Africa    230,000    4,119,300
      Impala Platinum Holdings Ltd., ADR .............   South Africa     60,000    3,007,500
                                                                                   ----------
                                                                                   10,826,875
                                                                                   ----------
      REAL ESTATE 1.6%
      Felcor Lodging Trust Inc. ......................   United States   197,700    4,626,180
      First Industrial Realty Trust Inc. .............   United States     9,700      311,758
      Liberty Property Trust .........................   United States    60,000    1,776,000
      ProLogis Trust .................................   United States   128,200    2,912,704
                                                                                   ----------
                                                                                    9,626,642
                                                                                   ----------
     UTILITIES 17.0%
     American Electric Power Co. Inc. ...... .........   United States   195,000    9,003,150
     Cinergy Corp. ...................................   United States   155,000    5,417,250
     Dominion Resources Inc. .........................   United States    75,000    4,509,750
     DTE Energy Co. ..................................   United States    45,000    2,089,800
     Edison International ............................   United States   114,400    1,275,560
     Energy East Corp. ...............................   United States   150,000    3,136,500
     Entergy Corp. ...................................   United States   215,000    8,253,850
     Exelon Corp. ....................................   United States    80,000    5,129,600
     FirstEnergy Corp. ...............................   United States   110,000    3,537,600
     FPL Group Inc. ..................................   United States    30,000    1,806,300
     GPU Inc. ........................................   United States   140,000    4,921,000
     Hawaiian Electric Industries Inc. ...............   United States    66,500    2,540,300
     KeySpan Corp. ...................................   United States    80,000    2,918,400
     PG & E Corp. ....................................   United States   176,300    1,974,560
     Potomac Electric Power Co. ......................   United States   160,000    3,347,200
     Public Service Enterprise Group Inc. ............   United States   185,000    9,046,500
     Reliant Energy Inc. .............................   United States   166,000    5,346,860
     Sempra Energy ...................................   United States   100,000    2,734,000
     Sierra Pacific Resources ........................   United States   117,200    1,874,028
     Southern Co. ....................................   United States   195,000    4,533,750
     TXU Corp. .......................................   United States   195,000    9,397,050
     Xcel Energy Inc. ................................   United States   310,000    8,819,500
                                                                                   ----------
                                                                                  101,612,508
                                                                                 ------------
     Total Common Stocks (Cost $126,273,765) .........                            193,813,060
                                                                                  ------------

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STATEMENT OF INVESTMENTS, JUNE 30, 2001  (UNAUDITED) (CONT.)



FRANKLIN INCOME SECURITIES FUND                                      COUNTRY         SHARES     VALUE
--------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS .5%
  PROCESS INDUSTRIES .5%
a Asia Pulp & Paper Co. Ltd., 12.00%, pfd ........................   Indonesia      10,073,000   $  226,643
  Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold   United States        108,800    2,491,520
                                                                                                 ----------
  TOTAL PREFERRED STOCKS (COST $11,467,768) ...................                                   2,718,163
  CONVERTIBLE PREFERRED STOCKS 11.1%
  ENERGY MINERALS 2.9%
  Enron Corp., 7.00%, cvt. pfd ................................   United States         62,500    2,002,500
  Kerr-McGee Corp., 5.50%, cvt. pfd ...........................   United States         70,000    3,409,000
  Lomak Financing Trust, 5.75%, cvt. pfd ......................   United States        140,000    4,445,000
  Newfield Financial Trust I, 6.50%, cvt. pfd .................   United States         65,000    3,412,500
  Nuevo Financing I, 5.75%, cvt. pfd., A ......................   United States        140,000    3,934,000
                                                                                                  ----------
                                                                                                 17,203,000
                                                                                                 ----------
  Industrial Services .6%
  Weatherford International Inc., 5.00%, cvt. pfd .............   United States         70,000    3,535,560
                                                                                                 ----------
  Non-Energy Minerals .7%
  Hecla Mining Co., 7.00%, cvt. pfd., B .......................   United States         70,000      742,000
a Kinam Gold Inc., 7.50%, cvt. pfd., B ........................   Canada               150,000    1,732,500
  Newmont Mining Corp., cvt. pfd ..............................   United States         48,200    1,891,368
                                                                                                  ----------
                                                                                                  4,365,868
                                                                                                  ----------
  PROCESS INDUSTRIES .3%
  Georgia-Pacific Corp., 7.50%, cvt. pfd ......................   United States         50,000    1,892,500
                                                                                                 -----------
  REAL ESTATE 4.6%
  Apartment Investment & Management Co., 8.00%, cvt. pfd., K ..   United States        135,000    3,888,000
  Archstone Communities Trust, 7.00%, cvt. pfd., A ............   United States         80,000    2,772,000
  Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..........   United States        322,400    6,348,056
  Host Marriott Corp., 6.75%, cvt. pfd ........................   United States        100,000    4,175,000
  Innkeepers USA Trust, 8.625%, cvt. pfd., A ..................   United States        175,000    3,837,750
  Reckson Associates Realty Corp., 7.625%, cvt. pfd., A .......   United States        190,000    4,398,500
  Vornado Realty Trust, 6.50%, cvt. pfd., A ...................   United States         35,000    1,928,500
                                                                                                ------------
                                                                                                 27,347,806
                                                                                                ------------
 TRANSPORTATION .6%
 Union Pacific Capital Trust, 6.25%, cvt. pfd .................   United States        70,000     3,342,500
                                                                                                ------------
 UTILITIES 1.4%
 CMS Energy Trust I, 7.75%, cvt. pfd ..........................   United States       160,000    6,520,000
 Dominion Resources Inc., 9.50%, cvt. pfd .....................   United States        35,500    2,051,900
                                                                                                ----------
                                                                                                 8,571,900
                                                                                                ----------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $77,884,314)                                          66,259,134
                                                                                                ----------

                                                                                      PRINCIPAL
                                                                                       AMOUNT*
                                                                                      ---------
  BONDS 24.8%
b COMMERCIAL SERVICES
  AmeriServe Food Distribution Inc., senior sub. note,
  10.125%, 7/15/07 ............................................   United States   $ 1,000,000       15,000
                                                                                                 ---------
  COMMUNICATIONS 3.5%
  American Cellular Corp., senior sub. note, 144A, 9.50%,
   10/15/09 ...................................................   United States     2,900,000     2,740,500
  Crown Castle International Corp., senior note, 144A, 9.375%,
   8/01/11  ...................................................   United States       900,000       801,000
  Dobson Communications Corp., senior note, 10.875%, 7/01/10 ..   United States     3,500,000     3,517,500
  Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 .     Bermuda         5,700,000     4,488,750
  McLeodUSA Inc., senior note, 11.375%, 1/01/09 ...............   United States     2,600,000     1,651,000
  McLeodUSA Inc., senior note, 8.125%, 2/15/09 ................   United States     1,600,000       852,000
b Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ...........   United States     3,000,000       135,000
  Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 .....   United States     3,000,000     2,715,000

                                                                             171

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STATEMENT OF INVESTMENTS, JUNE 30, 2001  (UNAUDITED) (CONT.)



FRANKLIN INCOME SECURITIES FUND                                      COUNTRY         SHARES     VALUE
--------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  COMMUNICATIONS (CONT.)
  Voicestream Wireless Corp., senior note, 10.375%,
   11/15/09 ...................................................   United States   $ 1,000,000   $ 1,145,000
  Williams Communications Group Inc., senior note, 10.875%,
   10/01/09 ...................................................   United States     3,290,000     1,348,900
  XO Communications Inc., senior note, 10.75%, 6/01/09 ........   United States     4,000,000     1,300,000
                                                                                                -----------
                                                                                                 20,694,650
                                                                                                -----------
  CONSUMER DURABLES .2%
  E&S Holdings Corp., senior sub. note, B, 10.375%,
   10/01/06 ...................................................   United States     3,750,000     1,143,750
                                                                                                 -----------
  CONSUMER NON-DURABLES 1.9%
  Compania De Alimentos Fargo SA, senior note, 13.25%, 8/01/08.    Argentina        1,900,000     1,349,000
  Del Monte Corp., senior sub. note, 144A, 9.25%, 5/15/11 .....   United States       500,000       512,500
  Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ........   United States     2,197,000     1,548,885
  Evenflo Company Inc., senior note, B, 11.75%, 8/15/06 .......   United States     2,700,000       958,500
  Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ..........   United States     3,400,000     3,400,000
  Playtex Products Inc., senior sub. note, 144A, 9.375%, 6/01/11. United States       500,000       511,250
  Revlon Consumer Products Corp., senior sub. note, 8.625%,
   2/01/08 ....................................................   United States     5,800,000     2,581,000
  The William Carter Co., senior sub. note, A, 10.375%, 12/01/06  United States       500,000       517,500
                                                                                                 ----------
                                                                                                 11,378,635
                                                                                                 ----------
  CONSUMER SERVICES 7.0%
  Adelphia Communications Corp., senior note, 7.875%, 5/01/09 .   United States     4,300,000     3,816,250
  Adelphia Communications Corp., senior note, 10.875%, 10/01/10   United States     1,300,000     1,322,750
b AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%,
   3/15/06 ....................................................   United States       650,000       16,250
  Cablevision SA, 13.75%, 5/01/09 .............................     Argentina       1,600,000    1,128,000
  CanWest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11.      Canada         1,900,000    1,938,000
  Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 .   United States     3,200,000    3,288,000
  CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ........   United States     4,000,000    4,290,000
  EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 ....   United States     4,800,000    4,824,000
  Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 .....   United States       500,000      517,500
  Harveys Casino Resorts, senior sub. note, 10.625%, 6/01/06 ..   United States     2,200,000    2,332,000
  Lone Cypress Co., sub. note, 11.50%, 8/01/09 ................   United States     5,167,842    5,322,878
  NTL Communications Corp., senior note, B, 11.875%, 10/01/10 .   United Kingdom    3,900,000    2,613,000
  Protection One Alarm Monitoring Inc., senior sub. note,
   8.125%, 1/15/09  ...........................................   United States       600,000      339,000
  Six Flags Inc., senior note, 144A, 9.50%, 2/01/09 ...........   United States     1,600,000    1,606,000
  Spanish Broadcasting System, A, senior sub. note, 144A,
   9.625%, 11/01/09 ...........................................   United States     2,100,000    1,963,500
  Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 .....   United States     2,300,000    2,394,875
  Venetian Casino/Las Vegas Sands, mortgage note, 12.25%,
   11/15/04 ...................................................   United States     1,000,000    1,075,000
  Young Broadcasting Inc., senior sub. note, 144A, 10.00%,
   3/01/11 ....................................................   United States     3,000,000    2,895,000
                                                                                                ----------
                                                                                                41,682,003
                                                                                                ----------
  ELECTRONIC TECHNOLOGY 1.3%
  Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 ....   United States     3,700,000    3,542,750
b Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 .........   United States     6,000,000    1,065,000
  Fairchild Semiconductor Corp., 10.50%, 2/01/09 ..............   United States     3,100,000    3,038,000
                                                                                                ----------
                                                                                                 7,645,750
                                                                                                ----------
 ENERGY MINERALS 3.4%
 Bellwether Exploration Co., senior sub. note, 10.875%,
  4/01/07 .....................................................   United States     3,000,000    2,962,500
 Conproca SA, S.F., senior secured note, 144A, 12.00%,
  6/16/10 .....................................................      Mexico         9,000,000   10,282,500
 Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ....   United States     4,000,000    3,900,000
 Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 .......   United States       950,000    1,000,445
 P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08    United States     1,200,000    1,266,000
 Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ..   United States     1,000,000    1,025,000
                                                                                                ----------
                                                                                                20,436,445
                                                                                                ----------
  FINANCE .6%
  Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .......   United States     3,000,000    3,277,500
                                                                                                ----------
b HEALTH TECHNOLOGY
  Dade International Inc., senior sub. note, B, 11.125%,
   5/01/06 ....................................................   United States     2,400,000      252,000
                                                                                                -----------

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STATEMENT OF INVESTMENTS, JUNE 30, 2001  (UNAUDITED) (CONT.)



FRANKLIN INCOME SECURITIES FUND                                      COUNTRY         SHARES     VALUE
--------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  INDUSTRIAL SERVICES 1.3%
  Allied Waste North America Inc., senior sub. note, B,
   10.00%, 8/01/09 ............................................   United States   $ 4,000,000   $4,140,000
b First Wave Marine Inc., senior note, 11.00%, 2/01/08 ........   United States     1,000,000       80,000
  Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%,
   8/15/08 ....................................................   United States     1,000,000    1,020,000
  Great Lakes Dredge & Dock Corp., senior sub. note, 144A,
   11.25%, 8/15/08 ............................................   United States       400,000      408,000
  R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 ............   United States     2,000,000    2,036,068
                                                                                                ----------
                                                                                                 7,684,068
                                                                                                ----------
  NON-ENERGY MINERALS .1%
  Century Aluminum Co., first mortgage, 144A, 11.75%, 4/15/08 .   United States       800,000      836,000
                                                                                                ----------
  PROCESS INDUSTRIES 3.3%
  Applied Extrusion Technologies Inc., senior note, B,
   11.50%, 4/01/02 ............................................   United States     3,000,000    3,018,750
  Applied Extrusion Technologies Inc., senior note, 144A,
   10.75%, 7/01/11 ............................................   United States       700,000      710,500
  Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 .   United States    10,000,000    2,500,000
  Four M Corp., senior note, B, 12.00%, 6/01/06 ...............   United States     2,000,000    1,970,000
  Hercules Inc., senior note, 144A, 11.125%, 11/15/07 .........   United States     1,700,000    1,691,500
  Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 .......   United States     4,000,000    4,080,000
b RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ............   United States    10,000,000      350,000
  Riverwood International, senior sub. note, 10.875%, 4/01/08 .   United States     4,500,000    4,342,500
b Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .      Indonesia      8,000,000    1,220,000
                                                                                                ----------
                                                                                                19,883,250
                                                                                                ----------
  PRODUCER MANUFACTURING 1.7%
  Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06.   United States     1,600,000    1,528,000
  Nortek Inc., senior sub. note, 9.875%, 3/01/04 ..............   United States     2,400,000    2,448,000
  Nortek Inc., senior sub. note, 144A, 9.875%, 6/15/11 ........   United States     2,700,000    2,605,500
  Outsourcing Services Group Inc., senior sub. note, 10.875%,
   3/01/06 ....................................................   United States     2,000,000    1,620,000
b Thermadyne Holdings Corp., sub. note, 10.75%, 11/01/03 ......   United States     2,696,000      134,800
  Trench Electric & Trench Inc., senior sub. deb., 10.25%,
   12/15/07 ...................................................      Canada         2,350,000    1,727,250
                                                                                                -----------
                                                                                                10,063,550
                                                                                                -----------
b TECHNOLOGY SERVICES
  PSINet Inc., senior note, 10.50%, 12/01/06 ..................   United States     2,000,000      130,000
                                                                                                -----------
  UTILITIES .5%
  AES Corp., senior note, 8.75%, 6/15/08 ......................   United States     3,300,000    3,258,750
                                                                                                -----------
  TOTAL BONDS (COST $200,155,115) .............................                                148,381,351
                                                                                               -----------
  CONVERTIBLE BONDS 6.9%
  CONSUMER DURABLES .3%
  Exide Corp., cvt., senior sub. note, 144A, 2.90%, 12/15/05 ..   United States     5,000,000    2,109,375
                                                                                                ----------
  CONSUMER SERVICES .6%
  Adelphia Communications Corp., cvt., 6.00%, 2/15/06 .........   United States     3,400,000    3,310,750
                                                                                                -----------
  ELECTRONIC TECHNOLOGY 1.3%
  Juniper Networks Inc., cvt., 4.75%, 3/15/07 .................   United States     1,150,000      826,563
  Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ............   United States     8,000,000    6,740,000
                                                                                                -----------
                                                                                                 7,566,563
                                                                                                -----------
b,e HEALTH SERVICES
 Continucare Corp., cvt., 144A, 7.00%, 10/31/02 ...............   United States     2,317,073      115,854
                                                                                                 ----------
   INDUSTRIAL SERVICES .5%
   Key Energy Services Inc., cvt., 5.00%, 9/15/04 .............   United States     3,000,000    2,741,250
                                                                                                 ----------
   NON-ENERGY MINERALS 1.7%   Ashanti Capital Ltd., cvt.,
    5.50%, 3/15/03........................... .................      Ghana          5,000,000    3,793,750
   Coeur d'Alene Mines Corp., cvt. senior sub. deb., 6.00%,
    6/10/02 ...................................................   United States       100,000       33,500
   Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 .   United States     6,000,000    2,767,500
   Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 ........      Canada         7,000,000    3,889,620
                                                                                                ----------
                                                                                                10,484,370
                                                                                               ------------

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STATEMENT OF INVESTMENTS, JUNE 30, 2001  (UNAUDITED) (CONT.)



FRANKLIN INCOME SECURITIES FUND                                      COUNTRY         SHARES     VALUE
--------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS (CONT.)
  REAL ESTATE 2.5%
  Equity Office Properties Trust, senior exchangeable note,
   144A, 7.25%, 11/15/08 ......................................   United States    $ 3,400,000   $3,616,750
  Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 .........   United States      5,200,000    5,122,000
  Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 .   United States      6,500,000    6,443,125
                                                                                                ------------
                                                                                                 15,181,875
                                                                                                ------------
  TOTAL CONVERTIBLE BONDS (COST $48,610,741) ...................                                 41,510,037
                                                                                                -----------
  ZERO COUPON/STEP-UP BONDS 5.1%
b AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn.
   to 3/15/01, 12.25% thereafter, 3/15/06 .....................   United States      2,438,000       60,950
  APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 ....    Indonesia        11,500,000      172,500
  Charter Communications Holdings LLC, senior disc. note, zero
   cpn. to 1/15/06, 13.50% thereafter, 1/15/11.................   United States      3,000,000    1,890,000
  Charter Communications Holdings LLC, senior disc. note, zero
   cpn. to 4/01/04, 9.92% thereafter, 4/01/11..................   United States      5,000,000    3,437,500
  Crown Castle International Corp., senior disc. note, zero
   cpn. to 8/01/04, 11.25% thereafter, 8/01/11.................   United States      5,800,000    3,639,500
  Huntsman ICI Chemicals, senior disc. note, zero cpn.,
   12/31/09 ...................................................   United States      8,000,000    2,440,000
  Level 3 Communications Inc., senior disc. note, zero cpn. to
   12/01/03, 10.50% thereafter, 12/01/08 ......................   United States      7,200,000    1,872,000
  Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter,
   7/01/06 ....................................................   United States      1,300,000    1,375,530
  Microcell Telecommunications Inc., senior disc. note, zero
   cpn. to 6/01/04, 12.00% thereafter, 6/01/09.................     Canada           3,000,000    1,290,000
  Nextel Communications Inc., senior disc. note, zero cpn. to
   2/15/03, 9.95% thereafter, 2/15/08 .........................   United States      8,500,000    5,333,750
  Nextel International Inc., senior disc. note, zero cpn.
   to 4/15/03, 12.125% thereafter, 4/15/08 ....................   United States      5,300,000    1,126,250
f Quebecor Media Inc., senior note, 144A, zero cpn. to
   7/15/06, 13.75% thereafter, 7/15/11 ........................      Canada          4,500,000    2,362,500
  Spectrasite Holdings Inc., senior disc. note, zero cpn.
   to 4/15/04, 11.25% thereafter, 4/15/09 .....................   United States      2,800,000    1,302,000
  Spectrasite Holdings Inc., senior disc. note, zero cpn.
    to 3/15/05, 12.875% thereafter, 3/15/10 ...................   United States      4,200,000    1,785,000
  United Pan-Europe Communications NV, senior disc. note,
   zero cpn. to 8/01/04, 12.50% thereafter, 8/01/09............   Netherlands        2,500,000     412,500
  VoiceStream Wireless Corp., senior disc. note, zero cpn. to
   11/15/04, 11.875% thereafter, 11/15/09 .....................   United States      1,750,000   1,461,250
  XO Communications Inc., senior disc. note, zero cpn. to
   6/01/04, 12.25% thereafter, 6/01/09 ........................   United States      4,000,000     580,000
                                                                                                 -----------
  TOTAL ZERO COUPON/STEP-UP BONDS (COST $50,560,743) ..........                                  30,541,230
                                                                                                 -----------
  U.S. GOVERNMENT AND AGENCY SECURITIES 8.8%
  FHLMC, 6.875%, 1/15/05 ......................................   United States     7,000,000     7,362,593
f FNMA, 6.50%, 7/01/29 ........................................   United States     6,800,000     6,693,750
  FNMA, 6.50%, 12/01/30 .......................................   United States       330,422       325,664
  FNMA, 6.50%, 2/01/31 ........................................   United States       650,539       641,172
  FNMA, 6.50%, 4/01/31 ........................................   United States       809,331       797,150
  FNMA, 6.50%, 5/01/31 ........................................   United States     5,310,045     5,230,127
  FNMA, 6.50%, 6/01/31 ........................................   United States    15,299,385    15,069,127
  U.S. Treasury Note, 5.875%, 11/15/04 ........................   United States     4,000,000     4,138,592
  U.S. Treasury Note, 5.875%, 11/15/05 ........................   United States    12,000,000    12,432,312
                                                                                                -----------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $52,164,804).                                 52,690,487
                                                                                                ------------
 FOREIGN GOVERNMENT AND AGENCY SECURITIES 5.0%
 Republic of Argentina, L, 6.00%, 3/31/23 .....................    Argentina        7,900,000     5,024,779
 Republic of Brazil, 10.25%, 1/11/06 ..........................     Brazil          3,065,000     2,938,569
 Republic of Brazil, 11.00%, 8/17/40 ..........................     Brazil          3,015,000     2,244,444
 Republic of Brazil, L, FRN, 7.625%, 4/15/06 ..................     Brazil          8,720,000     7,766,250
 Republic of Bulgaria, FRN, 6.313%, 7/28/11 ...................    Bulgaria         5,000,000     4,000,000
 Republic of South Africa, 12.00%, 2/28/05 ....................   South Africa     23,000,000 ZAR 2,988,770
 Republic of South Africa, 13.00%, 8/31/10 ....................   South Africa     22,000,000 ZAR 3,061,939
 Republic of Turkey, 12.375%, 6/15/09 .........................     Turkey          2,000,000     1,832,000
                                                                                                  ----------
TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $30,074,925)                                29,856,751
                                                                                                 ----------
TOTAL LONG TERM INVESTMENTS (COST $597,192,175) .................                               565,770,213
                                                                                                -----------

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STATEMENT OF INVESTMENTS, JUNE 30, 2001  (UNAUDITED) (CONT.)



FRANKLIN INCOME SECURITIES FUND                                      COUNTRY         SHARES     VALUE
--------------------------------------------------------------------------------------------------------------
d REPURCHASE AGREEMENT 3.7%
  Joint Repurchase Agreement, 3.998%, 7/02/01, (Maturity
   Value $22,410,538) (Cost $22,403,074) ......................   United States   $22,403,074   $22,403,074
     ABN AMRO Inc. (Maturity Value $2,222,453)
     Banc of America Securities LLC (Maturity Value $541,887)
     Barclays Capital Inc. (Maturity Value $1,897,276)
     Bear, Stearns & Co. Inc. (Maturity Value $1,409,399)
     BMO Nesbitt Burns Corp. (Maturity Value $2,222,453)
     BNP Paribas Securities Corp. (Maturity Value $2,222,453)
     Credit Suisse First Boston Corp. (Maturity Value $2,191,751)
     Dresdner Kleinwort Wasserstein Securities LLC (Maturity
       Value $2,222,453)
     Greenwich Capital Markets Inc. (Maturity Value $325,177)
     Lehman Brothers Inc. (Maturity Value $2,222,453)
     Morgan Stanley & Co. Inc. (Maturity Value $1,897,276)
     SG Cowen Securities Corp. (Maturity Value $813,054)
     UBS Warburg LLC (Maturity Value $2,222,453)
       Collateralized by U.S. Treasury Bills, Notes and Bonds,
        and U.S. Government Agency Securities                                                  ------------
    TOTAL INVESTMENTS (COST $619,595,249) 98.3% ...............                                 588,173,287
    OTHER ASSETS, LESS LIABILITIES 1.7% .......................                                  10,135,757
                                                                                               ------------
    NET ASSETS 100.0% .........................................                                $598,309,044
                                                                                               ============


CURRENCY ABBREVIATION:
ZAR - South African Rand





* The principal amount is stated in U.S. dollars unless otherwise indicated.

a Non-income producing

b See Note 7 regarding defaulted securities.

c See Note 8 regarding restricted securities.

d See Note 1(c) regarding joint repurchase agreement.

e The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at June 30, 2001 were $115,854.

f Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

 FRANKLIN LARGE CAP GROWTH SECURITIES FUND                 SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS 93.3%
  COMMUNICATIONS 7.6%
  AT&T Corp. .......................................       210,000   $ 4,620,000
a Global Crossing Ltd. (Bermuda) ...................        55,000       475,200
  Qwest Communications International Inc. ..........        75,600     2,409,372
  SBC Communications Inc. ..........................       100,000     4,006,000
   Sprint Corp. (FON Group) ........................       310,000     6,621,600
  Verizon Communications ...........................        80,000     4,280,000
  Vodafone Group PLC, ADR (United Kingdom) .........       135,450     3,027,309
a Worldcom Inc.-Worldcom Group .....................       190,000     2,698,000
                                                                     -----------
                                                                      28,137,481
                                                                     -----------
  CONSUMER DURABLES .5%
  Maytag Corp. .....................................        64,100     1,875,566
                                                                     -----------
  CONSUMER NON-DURABLES 7.1%
  Adolph Coors Co., B .............................         86,000     4,315,480
  Clorox Co. ......................................         95,000     3,215,750
  Coca-Cola Co. ...................................         50,000     2,250,000
  Kimberly-Clark Corp. ............................         55,000     3,074,500
  Philip Morris Cos. Inc. .........................        136,700     6,937,526
  Procter & Gamble Co. ............................        101,000     6,443,800
                                                                    ------------
                                                                      26,237,056
                                                                    ------------
  CONSUMER SERVICES 3.6%
a AOL Time Warner Inc. .............................       125,000     6,625,000
a Clear Channel Communications Inc. ................        44,300     2,777,610
  McDonald's Corp. .................................       140,000     3,788,400
                                                                     -----------
                                                                      13,191,010
                                                                     -----------
  DISTRIBUTION SERVICES 1.3%
  McKesson HBOC Inc. ...............................       130,000     4,825,600
                                                                     -----------
  ELECTRONIC TECHNOLOGY 10.4%
a Applied Materials Inc. ...........................        61,700     3,029,471
a CIENA Corp. ......................................        46,000     1,748,000
  Compaq Computer Corp. ............................       300,000     4,647,000
a Comverse Technology Inc. .........................        15,000       864,300
a Dell Computer Corp. ..............................       130,000     3,461,900
  Hewlett-Packard Co. ..............................       110,000     3,146,000
  Intel Corp. ......................................       110,500     3,232,126
  International Business Machines Corp. ............        35,000     3,955,000
a Juniper Networks Inc. ............................        15,700       488,270
a KLA-Tencor Corp. .................................        37,000     2,163,390
  Linear Technology Corp. ..........................        65,000     2,874,300
  Lucent Technologies Inc. .........................       220,000     1,364,000
  Motorola Inc. ....................................       126,000     2,086,561
  Nokia Corp., ADR (Finland) .......................        50,000     1,102,000
  Nortel Networks Corp. (Canada) ...................        85,000       772,650
a Tellabs Inc. .....................................        45,450       876,277
a Xilinx Inc. ......................................        60,000     2,474,400
                                                                     -----------
                                                                      38,285,645
                                                                     -----------
  ENERGY MINERALS 1.6%
  Anadarko Petroleum Corp. .........................        45,000     2,431,351
  Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)        60,000     3,496,200
                                                                     -----------
                                                                       5,927,551
                                                                     -----------
  FINANCE 13.4%
  American International Group Inc. ................        50,000     4,300,000
  Bank of America Corp. ............................        90,000     5,402,700
  Bank of New York Co. Inc. ........................        75,000     3,600,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

 FRANKLIN LARGE CAP GROWTH SECURITIES FUND                 SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FINANCE (CONT.)
  Bank One Corp. ...................................        65,000   $ 2,327,000
  Capital One Financial Corp. ......................        21,900     1,314,000
  Charles Schwab Corp. .............................       211,000     3,228,300
  Citigroup Inc. ...................................       140,000     7,397,600
  Fifth Third Bancorp ..............................        90,750     5,449,539
  Goldman Sachs Group Inc. .........................        24,300     2,084,940
  JP Morgan Chase & Co. ............................       117,000     5,218,200
  Marsh & McLennan Cos. Inc. .......................        39,000     3,939,000
  Wells Fargo & Co. ................................       106,000     4,921,580
                                                                     -----------
                                                                      49,182,859
                                                                     -----------
  HEALTH TECHNOLOGY 13.6%
  Abbott Laboratories ..............................        90,000     4,320,900
  American Home Products Corp. .....................        82,000     4,792,080
a Amgen Inc. .......................................       115,000     6,978,200
  Baxter International Inc. ........................        60,000     2,940,000
a Biogen Inc. ......................................        66,000     3,587,761
a Genentech Inc. ...................................        50,000     2,755,000
  Johnson & Johnson ................................       140,000     7,000,000
  Medtronic Inc. ...................................       100,000     4,601,000
  Merck & Co. Inc. .................................        50,000     3,195,500
  Pfizer Inc. ......................................       120,000     4,806,000
  Schering-Plough Corp. ............................       140,000     5,073,600
                                                                     -----------
                                                                      50,050,041
                                                                     -----------
  INDUSTRIAL SERVICES 3.1%
  Enron Corp. ...................................       166,000     8,134,000
  Schlumberger Ltd. .............................        60,000     3,159,000
                                                                  -----------
                                                                   11,293,000
                                                                  -----------
  PROCESS INDUSTRIES .9%
  Dow Chemical Co. ..............................        99,000     3,291,750
                                                                  -----------
  PRODUCER MANUFACTURING 2.3%
  General Electric Co. ..........................        65,000     3,168,750
  Molex Inc. ....................................        59,296     2,166,084
  United Technologies Corp. .....................        40,000     2,930,400
                                                                    8,265,234
                                                                  -----------
  RETAIL TRADE 5.9%
  Albertson's Inc. ..............................       111,000     3,328,890
a Cost Plus Inc. ................................       146,200     4,386,000
  CVS Corp. .....................................        99,100     3,825,260
a The Kroger Co. ................................       123,000     3,075,000
a Linens N Things Inc. ..........................        40,000     1,092,800
a Safeway Inc. ..................................        20,000       960,000
  Walgreen Co. ..................................        47,600     1,625,540
  Wal-Mart Stores Inc. ..........................        70,000     3,416,000
                                                                  -----------
                                                                   21,709,490
                                                                  -----------
  TECHNOLOGY SERVICES 7.4%
  Automatic Data Processing Inc. ................       105,300     5,233,410
a BMC Software Inc. .............................       123,000     2,772,420
a Check Point Software Technologies Ltd. (Israel)        27,000     1,365,391
  Computer Associates International Inc. ........       130,000     4,680,000
a Computer Sciences Corp. .......................        70,000     2,422,000
a Concord EFS Inc. ..............................        85,000     4,420,850
a Microsoft Corp. ...............................        90,000     6,534,000
                                                                  -----------
                                                                   27,428,071
                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

 FRANKLIN LARGE CAP GROWTH SECURITIES FUND                 SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TRANSPORTATION 1.7%
  Expeditors International of Washington Inc. ...       105,000   $ 6,299,896
                                                                  -----------
  UTILITIES 12.9%
a AES Corp. .....................................       191,600     8,248,380
a Aquila Inc. ...................................        93,400     2,302,310
a Calpine Corp. .................................        82,000     3,099,600
  CMS Energy Corp. ..............................       122,000     3,397,700
  Dominion Resources Inc. .......................       113,000     6,794,690
  Duke Energy Corp. .............................       100,000     3,901,000
  Dynegy Inc. ...................................        35,000     1,627,500
  Exelon Corp. ..................................       126,500     8,111,181
a Mirant Corp. ..................................        28,900       994,160
  Montana Power Co. .............................       195,000     2,262,000
  Pinnacle West Capital Corp. ...................        70,000     3,318,000
  Reliant Energy Inc. ...........................        35,000     1,127,350
a Reliant Resources Inc. ........................        96,500     2,383,551
                                                                  -----------
                                                                   47,567,422
                                                                  -----------
 TOTAL LONG TERM INVESTMENTS (COST $307,005,447)                  343,567,672
                                                                  -----------

                                                     PRINCIPAL
                                                       AMOUNT
                                                    ------------
b REPURCHASE AGREEMENT 7.3%
 Joint Repurchase Agreement, 3.998%, 7/02/01,
 (Maturity Value $26,891,024) (Cost $26,882,068)    $26,882,068   26,882,068
   ABN AMRO Inc. (Maturity Value $2,666,783)
   Banc of America Securities LLC (Maturity
    Value $650,224)
   Barclays Capital Inc. (Maturity
    Value $2,276,594)
   Bear, Stearns & Co. Inc. (Maturity Value
    $1,691,177)
   BMO Nesbitt Burns Corp. (Maturity Value $2,666,783)
   BNP Paribas Securities Corp. (Maturity Value
    $2,666,783)
   Credit Suisse First Boston Corp. (Maturity
    Value $2,629,942)
   Dresdner Kleinwort Wasserstein Securities LLC
    (Maturity Value $2,666,783)
   Greenwich Capital Markets Inc. (Maturity Value $390,189)
   Lehman Brothers Inc. (Maturity Value $2,666,783)
   Morgan Stanley & Co. Inc. (Maturity Value $2,276,594)
   SG Cowen Securities Corp. (Maturity Value $975,606)
   UBS Warburg LLC (Maturity Value $2,666,783)
     Collateralized by U.S. Treasury Bills, Notes
      and Bonds, and U.S. Government Agency Securities           ------------
 TOTAL INVESTMENTS (COST $333,887,515) 100.6%                     370,449,740
 OTHER ASSETS, LESS LIABILITIES (.6)%                              (2,105,403)
                                                                 ------------
 NET ASSETS 100.0%                                               $368,344,337
                                                                 ============





a Non-income producing

b See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                                                  PRINCIPAL
 FRANKLIN MONEY MARKET FUND                                                         AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
    BANKER'S ACCEPTANCE 1.7%
  Toronto Dominion Bank, New York Branch, 3.80%,
   8/10/01 (COST $4,978,361) .................................................   $ 5,000,000   $ 4,978,361

  CERTIFICATES OF DEPOSIT 10.5%
  ABN AMRO Bank NV, Chicago Branch, 6.36%, 12/06/01 ..........................    10,000,000    10,000,207
  Deutsche Bank AG, New York Branch, 4.84%, 8/28/01 ..........................    10,000,000    10,000,000
  Svenska Handelsbanken, New York Branch, 4.95%, 8/24/01 .....................     5,000,000     5,000,075
  Westpac Banking Corp., New York Branch, 4.57%, 10/03/01 ....................     5,000,000     5,000,193
                                                                                               -----------
  TOTAL CERTIFICATES OF DEPOSIT (COST $30,000,475) ...........................                  30,000,475
                                                                                               -----------
  COMMERCIAL PAPER 44.8%
  American Express Credit Corp., 3.969%, 7/02/01 .............................     5,000,000     5,000,000
a Canadian Wheat Board, 3.86%, 7/10/01 - 7/11/01 .............................    10,000,000     9,988,742
a Chevron U.K. Investment PLC, 3.57% - 3.98%, 7/19/01 - 10/12/01 .............    10,000,000     9,937,930
a Coca-Cola Co., 3.84%, 7/23/01 - 7/24/01 ....................................    10,000,000     9,974,933
a General Electric Capital Corp., 3.58% - 3.68%, 2/11/02 - 2/14/02 ...........    10,000,000     9,770,625
a Goldman Sachs Group Inc., 4.63%, 7/16/01 ...................................     5,000,000     4,989,711
a International Lease Finance Co., 3.68% - 3.69%, 7/13/01 - 7/26/01 ..........    10,000,000     9,980,049
a Morgan Stanley Dean Witter & Co., 3.90% - 4.59%, 7/09/01 - 8/21/01 .........    10,000,000     9,966,096
a National Rural Utilities Cooperative Finance Corp., 3.79%, 8/06/01 - 8/08/01    10,000,000     9,959,995
a Nestle Capital Corp., 3.49%, 7/05/01 - 7/06/01 .............................    10,000,000     9,994,668
a Pitney Bowes Credit Corp., 4.65%, 7/17/01 - 7/18/01 ........................    10,000,000     9,977,396
a Province of British Columbia, 4.92% - 5.15%, 7/09/01 - 7/30/01 .............    10,000,000     9,973,063
a Royal Bank of Canada, 3.75% - 4.975%, 8/20/01 - 3/04/02 ....................     9,000,000     8,861,843
a Schering Corp., 3.92% - 3.93%, 7/12/01 - 8/07/01 ...........................    10,000,000     9,972,726
                                                                                               -----------
  TOTAL COMMERCIAL PAPER (COST $128,347,777) .................................                 128,347,777
                                                                                               -----------
  U.S. GOVERNMENT AGENCY SECURITIES 28.2%
  Federal Home Loan Bank, 4.85% - 4.95%, 7/25/01 - 8/17/01 ...................    15,000,000    14,919,132
  Federal Home Loan Mortgage Corp., 3.56% - 4.86%, 8/16/01 - 3/15/02 .........    16,634,000    16,432,615
  Federal National Mortgage Association, 3.56% - 4.68%, 7/12/01 - 6/14/02 ....    50,435,000    49,570,554
                                                                                              ------------
  TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $80,922,301) .................                  80,922,301
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $244,248,914) ..........                 244,248,914
                                                                                              ------------
b REPURCHASE AGREEMENT 7.2%
  UBS Warburg LLC, 4.05%, 7/02/01 (Maturity Value $20,521,924)
  (COST $20,515,000)  ........................................................   20,515,000     20,515,000
                                                                                              ------------
   Collateralized by U.S. Government Agency Securities
  TOTAL INVESTMENTS (COST $264,763,914) 92.4% ...............................                  264,763,914
  OTHER ASSETS, LESS LIABILITIES 7.6% .......................................                   21,867,876
                                                                                              ------------
  NET ASSETS 100.0% .........................................................                 $286,631,790
                                                                                              ------------




a Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.

b See Note 1(c) regarding repurchase agreement.

                       See notes to financial statements.
                                                                             179

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2001 (unaudited)



 FRANKLIN NATURAL RESOURCES SECURITIES FUND        COUNTRY                 SHARES      VALUE
-----------------------------------------------------------------------------------------------------

  COMMON STOCKS 97.5%
  AGRICULTURAL CHEMICALS 1.7%
  IMC Global Inc. ............................   United States              78,000   $   795,600
                                                                                       -----------
  ENERGY MINERALS 37.7%
  Anadarko Petroleum Corp. ...................   United States                8,099       437,589
a Barrett Resources Corp. ....................   United States                2,566       151,389
  BP PLC, ADR ................................   United Kingdom              10,100       503,485
  Cabot Oil & Gas Corp., A ...................   United States               23,700       578,280
a Callon Petroleum Co. .......................   United States               36,300       430,155
a Chesapeake Energy Corp. ....................   United States              223,300     1,518,440
  Conoco Inc., B .............................   United States               64,838     1,873,818
  Devon Energy Corp. .........................   United States               24,654     1,294,335
  EOG Resources Inc. .........................   United States               14,200       504,810
  Exxon Mobil Corp. ..........................   United States               19,400     1,694,590
a Gulf Indonesia Resources Ltd. ..............   Indonesia                   41,000       416,560
  Murphy Oil Corp. ...........................   United States                7,700       566,720
a Newfield Exploration Co. ...................   United States               17,800       570,668
  Petroleo Brasileiro SA, ADR ................     Brazil                    40,600     1,055,600
  Shell Transport & Trading Co. PLC, N.Y. shs    United Kingdom              25,200     1,268,568
a Spinnaker Exploration Co. ..................   United States               12,500       498,250
a Stone Energy Corp. .........................   United States                8,226       364,412
a Swift Energy Co. ...........................   United States               17,000       512,210
  Texaco Inc. ................................   United States               14,200       945,720
  Tosco Corp. ................................   United States               16,800       740,040
a Triton Energy Ltd. .........................   United States               14,000       458,500
  Unocal Corp. ...............................   United States               13,800       471,270
  USX-Marathon Group Inc. ....................   United States               17,000       501,670
                                                                                       -----------
                                                                                       17,357,079
                                                                                       -----------
  INDUSTRIAL SERVICES 26.6%
a Atwood Oceanics Inc. ..............   United States                7,000      245,700
  Baker Hughes Inc. .................   United States               21,200      710,200
  Bouygues Offshore SA ..............   France                      15,000      667,290
a Cal Dive International Inc. .......   United States               41,400    1,018,440
  Enron Corp. .......................   United States               21,400    1,048,600
a Global Marine Inc. ................   United States               20,000      372,600
a Grant Prideco Inc. ................   United States               29,900      522,951
a Grey Wolf Inc. ....................   United States              215,000      860,000
a Gulf Island Fabrication Inc. ......   United States               41,000      590,400
  Halliburton Co. ...................   United States               17,200      612,320
a Hydril Co. ........................   United States               20,100      457,677
a Oil States International Inc. .....   United States               56,500      520,930
a Parker Drilling Co. ...............   United States               80,000      520,000
a Stolt Offshore SA, ADR ............   United Kingdom              37,000      453,250
a Superior Energy Services Inc. .....   United States               72,000      568,800
  Transocean Sedco Forex Inc. .......   United States               19,600      808,500
a Trico Marine Services Inc. ........   United States               33,500      356,440
a Universal Compression Holdings Inc.   United States                6,900      195,960
a Varco International Inc. ..........   United States               33,810      629,204
a Weatherford International Inc. ....   United States               13,900      667,200
  Williams Cos. Inc. ................   United States               13,800      454,710
                                                                             ----------
                                                                             12,281,172
                                                                             ----------
  NON-ENERGY MINERALS 8.4%
  Alcoa Inc. .............................   United States       14,100      555,540
  Barrick Gold Corp. .....................   Canada              22,895      346,859
a Ispat International NV, A, N.Y. shs ....   Netherlands        107,800      364,364
  Newmont Mining Corp. ...................   United States       12,455      231,788
a NS Group Inc. ..........................   United States       48,400      646,140
a Stillwater Mining Co. ..................   United States       25,850      756,113
  Weyerhaeuser Co. .......................   United States       18,100      994,957
                                                                          ----------
                                                                           3,895,761
                                                                          ----------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2001 (unaudited)



FRANKLIN NATURAL RESOURCES SECURITIES FUND        COUNTRY                 SHARES      VALUE
-----------------------------------------------------------------------------------------------------
  PROCESS INDUSTRIES 13.3%
  Abitibi-Consolidated Inc. ..............   Canada              51,400   $  393,210
  Air Products & Chemicals Inc. ..........   United States       11,200      512,400
  China Petroleum & Chemical Corp., H, ADR   China               30,100      597,485
  Domtar Inc. ............................   Canada              61,100      564,056
  Dow Chemical Co. .......................   United States       21,426      712,415
  Eastman Chemical Co. ...................   United States       14,400      685,872
  Georgia-Pacific Corp. ..................   United States       15,000      507,750
  Nova Chemicals Corp. ...................   Canada              24,600      508,974
  Potash Corp. of Saskatchewan Inc. ......   Canada               8,400      482,160
a Smurfit-Stone Container Corp. ..........   United States       34,600      560,520
  Valspar Corp. ..........................   United States       17,900      635,450
                                                                          ----------
                                                                           6,160,292
                                                                          ----------
a PRODUCER MANUFACTURING 2.2%
  Active Power Inc. ......................   United States       20,600      343,608
  Beacon Power Corp. .....................   United States       37,400      258,060
  Capstone Turbine Corp. .................   United States       18,800      422,811
                                                                          ----------
                                                                           1,024,479
                                                                          ----------
  UTILITIES 7.6%
a Calpine Corp. ..........................   United States       17,800      672,840
  Dynegy Inc. ............................   United States       18,800      874,200
a Mirant Corp. ...........................   United States       27,300      939,120
a NewPower Holdings Inc. .................   United States       39,800      358,200
a Reliant Resources Inc. .................   United States       26,000      642,200
                                                                          ----------
                                                                           3,486,560
                                                                            ----------
  TOTAL COMMON STOCKS (COST $41,826,228) .                                 45,000,943
                                                                            ----------
  CONVERTIBLE PREFERRED STOCKS 1.2%
  INDUSTRIAL SERVICES 1.2%
  Enron Corp., 7.00%, cvt. pfd.
  (COST $290,727) .......................  United States        17,500        560,700
                                                                           -----------
  TOTAL LONG TERM INVESTMENTS (COST $42,116,955)                           45,561,643
                                                                           -----------

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                 ---------
b REPURCHASE AGREEMENT 1.4%
 Joint Repurchase Agreement, 3.998%,
 7/02/01, (Maturity  Value $641,360)
 (Cost $641,146)......................    United States        $641,146       641,146
   ABN AMRO Inc. (Maturity Value $63,604)
   Banc of America Securities LLC (Maturity Value $15,508)
   Barclays Capital Inc. (Maturity Value $54,297)
   Bear, Stearns & Co. Inc. (Maturity Value $40,335)
   BMO Nesbitt Burns Corp. (Maturity Value $63,604)
   BNP Paribas Securities Corp. (Maturity Value $63,604)
   Credit Suisse First Boston Corp. (Maturity Value $62,725)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity
    Value $63,604)
   Greenwich Capital Markets Inc. (Maturity Value $9,305)
   Lehman Brothers Inc. (Maturity Value $63,604)
   Morgan Stanley & Co. Inc. (Maturity Value $54,297)
   SG Cowen Securities Corp. (Maturity Value $23,269)
   UBS Warburg LLC (Maturity Value $63,604)
     Collateralized by U.S. Treasury Bills, Notes and Bonds,
     and U.S. Government Agency Securities                                 ----------
 TOTAL INVESTMENTS (COST $42,758,101) 100.1%                               46,202,789
 OTHER ASSETS, LESS LIABILITIES (.1)%                                         (35,375)
                                                                           -----------
 NET ASSETS 100.0%                                                        $46,167,414
                                                                          ===========


a Non-income producing

b See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

 FRANKLIN REAL ESTATE FUND                            SHARES       VALUE
------------------------------------------------------------------------------
 COMMON STOCKS 94.1%

 EQUITY REIT - APARTMENTS 14.6%
 Apartment Investment & Management Co., A ....       175,000   $ 8,435,000
 Archstone Communities Trust .................       137,035     3,532,762
 Avalonbay Communities Inc. ..................        55,000     2,571,250
 Charles E. Smith Residential Realty Inc. ....       119,000     5,967,850
 Equity Residential Properties Trust .........       157,500     8,906,625
                                                               -----------
                                                                29,413,487
                                                               -----------
 EQUITY REIT - DIVERSIFIED PROPERTY TYPE 14.3%
 Duke Realty Corp. ...........................       195,000     4,845,750
 Glenborough Realty Trust Inc. ...............       398,700     7,694,910
 Liberty Property Trust ......................       195,000     5,772,000
 Reckson Associates Realty Corp., B ..........       149,000     3,666,890
 Vornado Realty Trust ........................       178,300     6,960,832
                                                               -----------
                                                                28,940,382
                                                               -----------
 EQUITY REIT - HOTELS 2.7%
 MeriStar Hospitality Corp. ..................       224,500     5,331,875
                                                               -----------
 EQUITY REIT - INDUSTRIAL 9.4%
 Cabot Industrial Trust ......................        82,900     1,740,900
 First Industrial Realty Trust Inc. ..........       117,100     3,763,594
 ProLogis Trust ..............................       373,800     8,492,736
 PS Business Parks Inc. ......................       175,000     4,900,000
                                                               -----------
                                                                18,897,230
                                                               -----------
 EQUITY REIT - OFFICE 22.6%
 Alexandria Real Estate Equities Inc. ........       128,400     5,110,320
 Arden Realty Inc. ...........................       104,600     2,792,820
 Boston Properties Inc. ......................        68,200     2,789,380
 Brandywine Realty Trust .....................       297,700     6,683,365
 CarrAmerica Realty Corp. ....................       164,200     5,008,100
 Equity Office Properties Trust ..............       356,108    11,263,696
 Highwoods Properties Inc. ...................       132,000     3,517,800
 SL Green Realty Corp. .......................        58,400     1,770,104
 Spieker Properties Inc. .....................       110,000     6,594,500
                                                               -----------
                                                                45,530,085
                                                               -----------
 EQUITY REIT - OTHER 4.8%
 iStar Financial Inc. ........................       265,000     7,473,000
a Pinnacle Holdings Inc. .....................       360,000     2,163,600
                                                               -----------
                                                                 9,636,600
                                                               -----------
 EQUITY REIT - RETAIL - COMMUNITY CENTERS .4%
 Kimco Realty Corp. ..........................        15,400       729,190
                                                               -----------
 EQUITY REIT - RETAIL - REGIONAL MALLS 9.0%
 Chelsea Property Group Inc. .................        35,000     1,641,500
 General Growth Properties Inc. ..............       155,000     6,100,800
 Glimcher Realty Trust .......................       247,800     4,435,620
 Rouse Co. ...................................       120,000     3,438,000
 Simon Property Group Inc. ...................        84,000     2,517,480
                                                               -----------
                                                                18,133,400
                                                               -----------
 EQUITY REIT - STORAGE 3.1%
 Public Storage Inc. ..........................      211,600    6,273,940
                                                               ----------
 APARTMENTS 1.7%
 Boardwalk Equities Inc. (Canada).............      463,300    3,516,447
                                                               ----------
a DIVERSIFIED PROPERTY TYPE 5.6%
 Security Capital Group Inc., B ..............      532,345   11,392,183
                                                              ----------
182

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

 FRANKLIN REAL ESTATE FUND                            SHARES       VALUE
------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
  HOTELS & Travel 5.4%
a Candlewood Hotel Co. Inc. .....................       350,000   $   805,000
a Cendant Corp ..................................       322,500     6,288,750
a MeriStar Hotels & Resorts Inc. ................       170,000       306,000
  Starwood Hotels & Resorts Worldwide Inc. ......        96,300     3,590,064
                                                                  -----------
                                                                   10,989,814
                                                                  -----------
a REAL ESTATE SERVICE .5%
  Frontline Capital Group .......................       638,000       957,000
                                                                  -----------
  TOTAL LONG TERM INVESTMENTS (COST $149,032,024)                 189,741,633
                                                                  -----------
                                                     PRINCIPAL
                                                      AMOUNT
                                                     ----------
b REPURCHASE AGREEMENT 5.5%
 Joint Repurchase Agreement, 3.998%, 7/02/01,
(Maturity Value $11,000,772) (Cost $10,997,108)      $10,997,108  10,997,108
  ABN AMRO Inc. (Maturity Value $1,090,947)
  Banc of America Securities LLC (Maturity Value
  $265,996)
  Barclays Capital Inc. (Maturity Value $931,325)
  Bear, Stearns & Co. Inc. (Maturity Value $691,839)
  BMO Nesbitt Burns Corp. (Maturity Value $1,090,947)
  BNP Paribas Securities Corp. (Maturity Value
   $1,090,947)
  Credit Suisse First Boston Corp. (Maturity Value
   $1,075,876)
  Dresdner Kleinwort Wasserstein Securities LLC
  (Maturity Value $1,090,947)
  Greenwich Capital Markets Inc. (Maturity Value
   $159,621)
  Lehman Brothers Inc. (Maturity Value $1,090,947)
  Morgan Stanley & Co. Inc. (Maturity Value $931,325)
  SG Cowen Securities Corp. (Maturity Value $399,108)
  UBS Warburg LLC (Maturity Value $1,090,947)
    Collateralized by U.S. Treasury Bills, Notes
    and Bonds, and U.S. Government Agency Securities            --------------
 TOTAL INVESTMENTS (COST $160,029,132) 99.6% .                    200,738,741
 OTHER ASSETS, LESS LIABILITIES .4% ..........                        829,281
                                                                 -------------
 NET ASSETS 100%..............................                   $201,568,022
                                                                 ============




a Non-income producing

b See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


FRANKLIN RISING DIVIDENDS SECURITIES FUND                 SHARES       VALUE
-------------------------------------------------------------------------------

 COMMON STOCKS 95.9%
 COMMERCIAL SERVICES 1.7%
 ABM Industries Inc. ..............................         92,000   $  3,427,000
 Wallace Computer Services Inc. ...................        170,000      2,811,800
                                                                     ------------
                                                                       6,238,800
                                                                     ------------
 CONSUMER DURABLES 4.9%
 Leggett & Platt Inc. .............................        542,500     11,951,275
 Newell Rubbermaid Inc. ...........................        121,300      3,044,630
 Russ Berrie & Co. Inc. ...........................         96,400      2,834,160
                                                                     ------------
                                                                       17,830,065
                                                                     ------------
 CONSUMER NON-DURABLES 9.7%
 Alberto-Culver Co., A ............................        402,000     14,230,800
 Lancaster Colony Corp. ...........................        192,800      6,358,544
 Philip Morris Cos. Inc. ..........................         88,000      4,466,000
 Superior Uniform Group Inc. ......................        273,300      2,648,277
 Universal Corp. ..................................        190,800      7,567,128
                                                                     ------------
                                                                       35,270,749
                                                                     ------------
 ELECTRONIC TECHNOLOGY 7.0%
 Cohu Inc. ........................................        583,800     13,135,500
 Diebold Inc. .....................................        376,400     12,101,260
                                                                     ------------
                                                                       25,236,760
                                                                     ------------
 ENERGY MINERALS 1.5%
 Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)         95,300      5,553,131
                                                                     ------------
 FINANCE 20.7%
 AFLAC Inc. .......................................         65,600      2,065,744
 American International Group Inc. ................         57,855      4,975,530
 Fannie Mae .......................................         55,200      4,700,280
 Mercantile Bankshares Corp. ......................        197,525      7,729,153
 Mercury General Corp. ............................         87,200      3,049,384
 National Commerce Financial Corp. ................        549,200     13,384,004
 RLI Corp. ........................................        176,256      7,917,420
 State Street Corp. ...............................         90,400      4,473,896
 TrustCo Bank Corp. NY ............................        285,729      3,814,482
 U.S. Bancorp .....................................        326,749      7,446,610
 Washington Mutual Inc. ...........................        296,300     11,126,065
 Wilmington Trust Corp. ...........................         74,500      4,667,425
                                                                     ------------
                                                                       75,349,993
                                                                     ------------
 HEALTH TECHNOLOGY 8.9%
 Becton, Dickinson & Co. ..........................        103,300      3,697,107
 Pall Corp. .......................................        532,100     12,520,313
 West Pharmaceutical Services Inc. ................        591,800     15,978,600
                                                                     ------------
                                                                       32,196,020
                                                                     ------------
 NON-ENERGY MINERALS 2.0%
 Nucor Corp. ......................................        151,800      7,421,502
                                                                     ------------
 PROCESS INDUSTRIES 8.3%
 Bemis Co. Inc. ...................................        277,600     11,151,192
 Brady Corp., A ...................................        149,400      5,397,822
 Donaldson Co. Inc. ...............................         84,900      2,644,635
 Myers Industries Inc. ............................        528,144      7,974,974
 Sherwin-Williams Co. .............................        141,900      3,150,180
                                                                     ------------
                                                                       30,318,803
                                                                     ------------
 PRODUCER MANUFACTURING 18.4%
 Baldor Electric Co. ..............................        355,333      7,593,466
 Carlisle Cos. Inc. ...............................        194,300      6,775,241


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


FRANKLIN RISING DIVIDENDS SECURITIES FUND                 SHARES       VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 PRODUCER MANUFACTURING (CONT.)

 CIRCOR International Inc. ........................        255,350   $  4,609,068
 Dover Corp. ......................................        275,600     10,376,340
 Graco Inc. .......................................        298,050      9,835,650
 Kaydon Corp. .....................................        326,300      8,369,595
 Kimball International Inc., B ....................         10,000        181,000
 Superior Industries International Inc. ...........        168,400      6,449,720
 Teleflex Inc. ....................................        287,900     12,667,600
                                                                     ------------
                                                                       66,857,680
                                                                     ------------
 RETAIL TRADE 9.2%
 Family Dollar Stores Inc. ........................        821,600     21,057,608
 Fresh Brands Inc. ................................        227,700      3,165,030
 The Limited Inc. .................................        544,046      8,987,640
                                                                     ------------
                                                                       33,210,278
                                                                     ------------
 TECHNOLOGY SERVICES 3.6%
 Reynolds & Reynolds Co., A .......................        602,500     13,224,875
                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $242,270,457) ..                  348,708,656
a SHORT TERM INVESTMENTS 3.0%
 Franklin Institutional Fiduciary Trust Money
  Market Portfolio (COST $10,806,139) ..............    10,806,139    10,806,139
                                                                    ------------
 TOTAL INVESTMENTS (COST $253,076,596) 98.9% ......                  359,514,795
 OTHER ASSETS, LESS LIABILITIES 1.1% ..............                    3,838,215
                                                                     -----------
 NET ASSETS 100.0% ................................                 $363,353,010
                                                                    ============



a See Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, June 30, 2001 (unaudited)

 FRANKLIN S&P 500 Index Fund                     SHARES      VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS 97.7%
  COMMERCIAL SERVICES .7%
a Convergys Corp. .......................          802   $   24,261
  Deluxe Corp. ..........................          400       11,560
  Equifax Inc. ..........................          700       25,676
  Interpublic Group of Cos. Inc. ........        1,600       46,960
  The McGraw-Hill Cos. Inc. .............        1,000       66,150
  Moody's Corp. .........................          800       26,800
  Omnicom Group Inc. ....................          930       79,980
  R.R. Donnelley & Sons Co. .............          600       17,820
a Robert Half International Inc. ........          900       22,401
a Sabre Holdings Corp., A ...............          661       33,050
a TMP Worldwide Inc. ....................          500       29,555
                                                         ----------
                                                            384,213
                                                         ----------
  COMMUNICATIONS 5.5%
  Alltel Corp. ..........................        1,600       98,016
  AT&T Corp. ............................       17,115      376,530
  BellSouth Corp. .......................        9,351      376,565
  CenturyTel Inc. .......................          700       21,210
a Citizens Communications Co., B ........        1,300       15,639
a Global Crossing Ltd. (Bermuda) ........        4,321       37,333
a Nextel Communications Inc., A .........        3,800       66,500
  Qwest Communications International Inc.        8,274      263,692
  SBC Communications Inc. ...............       16,783      672,327
  Sprint Corp. (FON Group) ..............        4,416       94,326
a Sprint Corp. (PCS Group) ..............        4,600      111,090
  Verizon Communications ................       13,477      721,020
a Worldcom Inc.-MCI Group ...............          100        1,610
a Worldcom Inc.-Worldcom Group ..........       14,317      203,301
                                                         ----------
                                                          3,059,159
                                                         -----------
  CONSUMER DURABLES 1.5%
  The Black & Decker Corp. ................          400       15,784
  Brunswick Corp. .........................          400        9,612
  Centex Corp. ............................          300       12,225
  Cooper Tire & Rubber Co. ................          400        5,680
  Eastman Kodak Co. .......................        1,500       70,020
  Ford Motor Co. ..........................        9,173      225,197
  Fortune Brands Inc. .....................          800       30,688
  General Motors Corp. ....................        2,748      176,834
  Goodyear Tire & Rubber Co. ..............          800       22,400
  Harley-Davidson Inc. ....................        1,500       70,620
  Hasbro Inc. .............................          800       11,560
  KB Home .................................          200        6,034
  Leggett & Platt Inc. ....................        1,000       22,030
  Mattel Inc. .............................        2,100       39,732
  Maytag Corp. ............................          400       11,704
  Newell Rubbermaid Inc. ..................        1,300       32,630
  Pulte Homes Inc. ........................          200        8,526
  Snap-on Inc. ............................          300        7,248
  Stanley Works ...........................          400       16,752
  Tupperware Corp. ........................          300        7,029
  Whirlpool Corp. .........................          300       18,750
                                                           ----------
                                                              821,055
                                                           ----------
  CONSUMER NON-DURABLES 6.4%
  Adolph Coors Co., B .....................          200       10,036
  Alberto-Culver Co., B ...................          300       12,612
  American Greetings Corp., A .............          300        3,300
  Anheuser-Busch Cos. Inc. ................        4,500      185,400
  Avon Products Inc. ......................        1,200       55,536

186
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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN S&P 500 Index Fund                      SHARES      VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  CONSUMER NON-DURABLES (CONT.)
  Brown-Forman Corp., B ...................          300   $   19,182
  Campbell Soup Co. .......................        2,049       52,762
  Cintas Corp. ............................          800       37,000
  Clorox Co. ..............................        1,200       40,620
  Coca-Cola Co. ...........................       12,392      557,640
  Coca-Cola Enterprises Inc. ..............        2,100       34,335
  Colgate-Palmolive Co. ...................        2,800      165,172
  ConAgra Foods Inc. ......................        2,600       51,506
  General Mills Inc. ......................        1,400       61,292
  Gillette Co. ............................        5,216      151,212
  H.J. Heinz Co. ..........................        1,700       69,513
  Hershey Foods Corp. .....................          639       39,433
  International Flavors & Fragrances Inc. .          500       12,565
  Kellogg Co. .............................        2,000       58,000
  Kimberly-Clark Corp. ....................        2,616      146,234
  Liz Claiborne Inc. ......................          300       15,135
  Nike Inc., B ............................        1,300       54,587
  Pepsi Bottling Group Inc. ...............          700       28,070
  PepsiCo Inc. ............................        7,301      322,704
  Philip Morris Cos. Inc. .................       10,943      555,357
  Procter & Gamble Co. ....................        6,400      408,320
  Quaker Oats Co. .........................          700       63,875
  Ralston-Ralston Purina Group ............        1,500       45,030
 aReebok International Ltd. ...............          300        9,585
  Sara Lee Corp. ..........................        3,898       73,828
  Unilever NV, N.Y. shs., ADR (Netherlands)        2,800      166,796
  UST Inc. ................................          800       23,088
  V.F. Corp. ..............................          600       21,828
  Wm. Wrigley Jr. Co. .....................        1,100       51,535
                                                           ----------
                                                            3,603,088
                                                           ----------
  CONSUMER SERVICES 5.8%
a AOL Time Warner Inc. ....................       22,018    1,166,954
  Carnival Corp. ..........................        2,924       89,767
a Cendant Corp. ...........................        4,200       81,900
a Clear Channel Communications Inc. .......        2,947      184,777
a Comcast Corp., A ........................        4,658      202,157
  Darden Restaurants Inc. .................          600       16,740
  Dow Jones & Co. Inc. ....................          400       23,884
  Gannett Co. Inc. ........................        1,338       88,174
  H&R Block Inc. ..........................          500       32,275
  Harcourt General Inc. ...................          300       17,457
a Harrah's Entertainment Inc. .............          600       21,180
  Hilton Hotels Corp. .....................        1,800       20,880
  Knight-Ridder Inc. ......................          344       20,399
  Marriott International Inc., A ..........        1,200       56,808
  McDonald's Corp. ........................        6,505      176,025
  Meredith Corp. ..........................          200        7,162
  The New York Times Co., A ...............          800       33,600
a Starbucks Corp. .........................        1,900       43,700
  Starwood Hotels & Resorts Worldwide Inc.         1,000       37,280
  Tribune Co. .............................        1,480       59,215
a Tricon Global Restaurants Inc. ..........          700       30,730
a Univision Communications Inc., A ........        1,000       42,780
a Viacom Inc., B ..........................        8,895      460,316
  The Walt Disney Co. .....................       10,359      299,272
  Wendy's International Inc. ..............          600       15,324
                                                           ----------
                                                            3,228,756
                                                           ----------

                                                                             187
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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN S&P 500 Index Fund                               SHARES      VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  DISTRIBUTION SERVICES .6%
  Cardinal Health Inc. .............................        2,250   $  155,250
  Genuine Parts Co. ................................          900       28,350
  McKesson HBOC Inc. ...............................        1,400       51,968
  SUPERVALU Inc. ...................................          600       10,530
  SYSCO Corp. ......................................        3,300       89,595
  W.W. Grainger Inc. ...............................          500       20,580
                                                                    ----------
                                                                       356,273
                                                                    ----------
  ELECTRONIC TECHNOLOGY 12.9%
a ADC Telecommunications Inc. ......................        3,800       25,080
a Advanced Micro Devices Inc. ......................        1,700       49,096
a Agilent Technologies Inc. ........................        2,312       75,140
a Altera Corp. .....................................        2,000       58,000
a Analog Devices Inc. ..............................        1,800       77,850
a Andrew Corp. .....................................          400        7,380
a Apple Computer Inc. ..............................        1,700       39,525
a Applied Materials Inc. ...........................        4,000      196,400
a Applied Micro Circuits Corp. .....................        1,500       25,800
a Avaya Inc. .......................................        1,394       19,098
  Boeing Co. .......................................        4,320      240,192
a Broadcom Corp., A ................................        1,258       53,792
a Cabletron Systems Inc. ...........................          900       20,565
a Cisco Systems Inc. ...............................       36,418      662,808
  Compaq Computer Corp. ............................        8,287      128,366
a Comverse Technology Inc. .........................          900       51,858
a Conexant Systems Inc. ............................        1,200       10,740
  Corning Inc. .....................................        4,598       76,833
a Dell Computer Corp. ..............................       12,962      345,178
a EMC Corp. ........................................       11,020      320,131
a Gateway Inc. .....................................        1,600       26,320
  General Dynamics Corp. ...........................        1,036       80,611
  Goodrich Corp. ...................................          500       18,990
  Hewlett-Packard Co. ..............................        9,626      275,304
  Intel Corp. ......................................       33,410      977,243
  International Business Machines Corp. ............        8,618      973,834
a Jabil Circuit Inc. ...............................          900       27,774
a JDS Uniphase Corp. ...............................        6,400       81,600
a KLA-Tencor Corp. .................................          900       52,623
a Lexmark International Inc. .......................          600       40,350
  Linear Technology Corp. ..........................        1,600       70,752
  Lockheed Martin Corp. ............................        2,200       81,510
a LSI Logic Corp. ..................................        1,800       33,840
  Lucent Technologies Inc. .........................       16,738      103,776
a Maxim Integrated Products Inc. ...................        1,600       70,736
a Micron Technology Inc. ...........................        3,000      123,300
  Motorola Inc. ....................................       10,838      179,477
a National Semiconductor Corp. .....................          900       26,208
a NCR Corp. ........................................          500       23,500
a Network Appliance Inc. ...........................        1,600       21,920
  Nortel Networks Corp. (Canada) ...................       15,668      142,422
  Northrop Grumman Corp. ...........................          404       32,360
a Novellus Systems Inc. ............................          700       39,753
a Palm Inc. ........................................        2,776       16,850
  PerkinElmer Inc. .................................          468       12,884
a QLogic Corp. .....................................          500       32,225
a QUALCOMM Inc. ....................................        3,800      222,224
  Raytheon Co. .....................................        1,800       47,790
  Rockwell International Corp. .....................          900       34,308
a Sanmina Corp. ....................................        1,572       36,801


188

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN S&P 500 Index Fund                              SHARES      VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 ELECTRONIC TECHNOLOGY (CONT.)
  Scientific-Atlanta Inc. ..........................          800   $   32,480
a Solectron Corp. ..................................        3,200       58,560
a Sun Microsystems Inc. ............................       16,134      253,626
  Symbol Technologies Inc. .........................        1,150       25,530
a Tektronix Inc. ...................................          500       13,575
a Tellabs Inc. .....................................        2,000       38,560
a Teradyne Inc. ....................................          900       29,790
  Texas Instruments Inc. ...........................        8,648      272,412
a Thermo Electron Corp. ............................          900       19,818
a Vitesse Semiconductor Corp. ......................          900       18,936
  Xerox Corp. ......................................        3,416       32,691
a Xilinx Inc. ......................................        1,700       70,108
                                                                    ----------
                                                                     7,257,203
                                                                    ----------
  ENERGY MINERALS 5.7%
  Amerada Hess Corp. ...............................          400       32,320
  Anadarko Petroleum Corp. .........................        1,200       64,836
  Apache Corp. .....................................          600       30,450
  Ashland Inc. .....................................          300       12,030
  Burlington Resources Inc. ........................        1,100       43,945
  Chevron Corp. ....................................        3,143      284,442
  Conoco Inc., B ...................................        3,138       90,688
  Devon Energy Corp. ...............................          600       31,500
  EOG Resources Inc. ...............................          600       21,330
  Exxon Mobil Corp. ................................       17,128    1,496,131
  Kerr-McGee Corp. .................................          442       29,291
  Occidental Petroleum Corp. .......................        1,800       47,862
  Phillips Petroleum Co. ...........................        1,310       74,670
  Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)       10,674      621,974
  Sunoco Inc. ......................................          400       14,652
  Texaco Inc. ......................................        2,700      179,820
  Tosco Corp. ......................................          800       35,240
  Unocal Corp. .....................................        1,200       40,980
  USX-Marathon Group Inc. ..........................        1,500       44,265
                                                                    ----------
                                                                     3,196,426
                                                                    ----------
  FINANCE 17.5%
  AFLAC Inc. ...........................        2,592       81,622
  Allstate Corp. .......................        3,575      157,264
  Ambac Financial Group Inc. ...........          494       28,751
  American Express Co. .................        6,623      256,972
  American General Corp. ...............        2,500      116,125
  American International Group Inc. ....       11,545      992,870
  AmSouth Bancorporation ...............        1,800       33,282
  AON Corp. ............................        1,300       45,500
  Bank of America Corp. ................        8,016      481,200
  Bank of New York Co. Inc. ............        3,682      176,736
  Bank One Corp. .......................        5,782      206,996
  BB&T Corp. ...........................        2,000       73,400
  The Bear Stearns Cos. Inc. ...........          500       29,485
  Capital One Financial Corp. ..........        1,000       60,000
  Charles Schwab Corp. .................        6,828      104,468
  Charter One Financial Inc. ...........        1,045       33,336
  Chubb Corp. ..........................          900       69,687
  Cincinnati Financial Corp. ...........          800       31,600
  Citigroup Inc. .......................       24,996    1,320,789
  Comerica Inc. ........................          900       51,840
  Conseco Inc. .........................        1,600       21,840
  Countrywide Credit Industries Inc. ...          600       27,528


                                                                             189


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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN S&P 500 Index Fund                      SHARES      VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FINANCE (CONT.)
  Fannie Mae ...........................        5,009   $  426,516
  Fifth Third Bancorp ..................        2,912      174,866
  First Union Corp. ....................        4,887      170,752
  Fleet Boston Financial Corp. .........        5,435      214,411
  Franklin Resources Inc. ..............        1,300       59,501
  Freddie Mac ..........................        3,465      242,550
  Golden West Financial Corp. ..........          743       47,730
  Hartford Financial Services Group Inc.        1,200       82,080
  Household International Inc. .........        2,333      155,611
  Huntington Bancshares Inc. ...........        1,180       19,293
  Jefferson-Pilot Corp. ................          750       36,240
  John Hancock Financial Services Inc. .        1,500       60,390
  JP Morgan Chase & Co. ................        9,838      438,775
  KeyCorp ..............................        2,100       54,705
  Lehman Brothers Holdings Inc. ........        1,200       93,300
  Lincoln National Corp. ...............          900       46,575
  Loews Corp. ..........................        1,000       64,430
  Marsh & McLennan Cos. Inc. ...........        1,404      141,804
  MBIA Inc. ............................          750       41,760
  MBNA Corp. ...........................        4,268      140,631
  Mellon Financial Corp. ...............        2,357      108,422
  Merrill Lynch & Co. Inc. .............        4,131      244,762
  MetLife Inc. .........................        3,800      117,724
  MGIC Investment Corp. ................          500       36,320
  Morgan Stanley Dean Witter & Co. .....        5,492      352,751
  National City Corp. ..................        3,049       93,848
  Northern Trust Corp. .................        1,140       71,250
  PNC Financial Services Group .........        1,473       96,909
  The Progressive Corp. ................          344       46,505
  Providian Financial Corp. ............        1,443       85,426
  Regions Financial Corp. ..............        1,228       39,296
  Ryder Systems Inc. ...................          300        5,880
  SAFECO Corp. .........................          600       17,700
  Southtrust Corp. .....................        1,700       44,200
  St. Paul Cos. Inc. ...................        1,100       55,759
  State Street Corp. ...................        1,600       79,184
  Stilwell Financial Inc. ..............        1,100       36,916
  SunTrust Banks Inc. ..................        1,500       97,170
  Synovus Financial Corp. ..............        1,400       43,932
  T. Rowe Price Group Inc. .............          600       22,434
  Torchmark Corp. ......................          600       24,126
  U.S. Bancorp .........................        9,475      215,935
  Union Planters Corp. .................          700       30,520
  Unumprovident Corp. ..................        1,200       38,544
  USA Education Inc. ...................          800       58,400
  Wachovia Corp. .......................        1,000       71,150
  Washington Mutual Inc. ...............        4,324      162,366
  Wells Fargo & Co. ....................        8,497      394,516
  Zions Bancorp ........................          400       23,600
                                                        ----------
                                                         9,828,756
                                                        ----------
  HEALTH SERVICES .9%
a Aetna Inc. ...........................          700       18,109
  CIGNA Corp. ..........................          721       69,086
  HCA Inc. .............................        2,735      123,595
a HealthSouth Corp. ....................        1,900       30,343
a Humana Inc. ..........................          800        7,880
  IMS Health Inc. ......................        1,500       42,750
a Manor Care Inc. ......................          500       15,875

190

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN S&P 500 Index Fund                      SHARES      VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
 HEALTH SERVICES (CONT.)
a Quintiles Transnational Corp. ........          600   $   15,150
a Tenet Healthcare Corp. ...............        1,600       82,544
  UnitedHealth Group Inc. ..............        1,600       98,800
a Wellpoint Health Networks Inc. .......          300       28,272
                                                        ----------
                                                           532,404
                                                        ----------
  HEALTH TECHNOLOGY 11.3%
  Abbott Laboratories ..................        7,726      370,925
  Allergan Inc. ........................          700       59,850
  American Home Products Corp. .........        6,520      381,029
a Amgen Inc. ...........................        5,144      312,138
  Applera Corp-Applied Biosystems Group         1,000       26,750
  Bausch & Lomb Inc. ...................          300       10,872
  Baxter International Inc. ............        2,900      142,100
  Becton, Dickinson & Co. ..............        1,300       46,527
a Biogen Inc. ..........................          700       38,052
  Biomet Inc. ..........................          850       40,851
a Boston Scientific Corp. ..............        2,000       34,000
  Bristol-Myers Squibb Co. .............        9,628      503,544
  C.R. Bard Inc. .......................          300       17,085
a Chiron Corp. .........................          900       45,900
  Eli Lilly & Co. ......................        5,587      413,438
a Forest Laboratories Inc. .............          900       63,900
a Guidant Corp. ........................        1,545       55,620
  Johnson & Johnson ....................       15,058      752,900
a King Pharmaceuticals Inc. ............          900       48,375
a MedImmune Inc. .......................        1,100       51,920
  Medtronic Inc. .......................        5,973      274,818
  Merck & Co. Inc. .....................       11,366      726,401
  Pall Corp. ...........................          600       14,118
  Pfizer Inc. ..........................       31,414    1,258,131
  Pharmacia Corp. ......................        6,493      298,353
  Schering-Plough Corp. ................        7,251      262,776
a St. Jude Medical Inc. ................          400       24,000
  Stryker Corp. ........................        1,000       54,850
a Watson Pharmaceuticals Inc. ..........          500       30,820
                                                        ----------
                                                         6,360,043
                                                        ----------
  INDUSTRIAL SERVICES 1.7%
a Allied Waste Industries Inc. .........        1,000       18,680
  Baker Hughes Inc. ....................        1,700       56,950
  El Paso Corp. ........................        2,530      132,926
  Enron Corp. ..........................        3,707      181,643
  Fluor Corp. ..........................          400       18,060
  Halliburton Co. ......................        2,201       78,356
a Nabors Industries Inc. ...............          700       26,040
a Noble Drilling Corp. .................          700       22,925
a Rowan Cos. Inc. ......................          500       11,050
  Schlumberger Ltd. ....................        2,900      152,685
  Transocean Sedco Forex Inc. ..........        1,612       66,495
  Waste Management Inc. ................        3,100       95,542
  Williams Cos. Inc. ...................        2,371       78,124
                                                        ----------
                                                           939,476
                                                        ----------
  NON-ENERGY MINERALS .9%
  Alcan Inc. (Canada) ..................        1,600       67,232
  Alcoa Inc. ...........................        4,324      170,366
  Allegheny Technologies Inc. ..........          400        7,236
  Barrick Gold Corp. (Canada) ..........        1,900       28,785
a Freeport-McMoRan Copper & Gold Inc., B          700        7,735


                                                                             191

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN S&P 500 Index Fund                      SHARES      VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  NON-ENERGY MINERALS (CONT.)
  Homestake Mining Co. .................        1,300   $   10,075
a Inco Ltd. (Canada) ...................          900       15,534
  Louisiana-Pacific Corp. ..............          500        5,865
  Newmont Mining Corp. .................        1,000       18,610
  Nucor Corp. ..........................          400       19,556
  Phelps Dodge Corp. ...................          400       16,600
  Placer Dome Inc. (Canada) ............        1,600       15,680
  USX-U. S. Steel Group ................          400        8,060
  Vulcan Materials Co. .................          500       26,875
  Weyerhaeuser Co. .....................        1,100       60,467
  Worthington Industries Inc. ..........          400        5,440
                                                        ----------
                                                           484,116
                                                        ----------
  PROCESS INDUSTRIES 1.8%
  Air Products & Chemicals Inc. ........        1,100       50,325
  Archer Daniels Midland Co. ...........        3,220       41,860
  Ball Corp. ...........................          100        4,756
  Bemis Co. Inc. .......................          300       12,051
  Boise Cascade Corp. ..................          300       10,551
  Dow Chemical Co. .....................        4,466      148,495
  E.I. du Pont de Nemours and Co. ......        5,190      250,366
  Eastman Chemical Co. .................          400       19,052
  Ecolab Inc. ..........................          600       24,582
  Engelhard Corp. ......................          600       15,474
a FMC Corp. ............................          142        9,736
  Georgia-Pacific Corp. ................        1,137       38,487
  Great Lakes Chemical Corp. ...........          300        9,255
  Hercules Inc. ........................          500        5,650
  International Paper Co. ..............        2,436       86,965
  The Mead Corp. .......................          500       13,570
  Millipore Corp. ......................          200       12,396
a Pactiv Corp. .........................          800       10,720
  Potlatch Corp. .......................          100        3,441
  PPG Industries Inc. ..................          883       46,419
  Praxair Inc. .........................          800       37,600
  Rohm & Haas Co. ......................        1,100       36,190
a Sealed Air Corp. .....................          400       14,900
  Sherwin-Williams Co. .................          800       17,760
  Sigma-Aldrich Corp. ..................          400       15,448
  Temple-Inland Inc. ...................          200       10,658
  Westvaco Corp. .......................          500       12,145
  Willamette Industries Inc. ...........          500       24,750
                                                        ----------
                                                           983,602
                                                        ----------
  Producer Manufacturing 7.9%

 aAmerican Power Conversion Corp. ....          900       14,175
  Avery Dennison Corp. ...............          500       25,525
  Caterpillar Inc. ...................        1,715       85,836
  Cooper Industries Inc. .............          500       19,795
  Crane Co. ..........................          300        9,300
  Cummins Inc. .......................          200        7,740
  Dana Corp. .........................          700       16,338
  Danaher Corp. ......................          700       39,200
  Deere & Co. ........................        1,200       45,420
  Delphi Automotive Systems Corp. ....        2,800       44,604
  Dover Corp. ........................        1,000       37,650
  Eaton Corp. ........................          300       21,030
  Emerson Electric Co. ...............        2,140      129,470
  General Electric Co. ...............       49,383    2,407,421

192

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN S&P 500 INDEX FUND                   SHARES      VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  PRODUCER MANUFACTURING (CONT.)
  Honeywell International Inc. .......        4,025   $  140,835
  Illinois Tool Works Inc. ...........        1,500       94,950
  Ingersoll-Rand Co. .................          800       32,960
  ITT Industries Inc. ................          400       17,700
  Johnson Controls Inc. ..............          400       28,988
  Masco Corp. ........................        2,300       57,408
  McDermott International Inc. .......          300        3,495
  Minnesota Mining & Manufacturing Co.        1,949      222,381
  Molex Inc. .........................          925       33,790
  National Service Industries Inc. ...          200        4,514
a Navistar International Corp. .......          300        8,439
  PACCAR Inc. ........................          400       20,568
  Parker Hannifin Corp. ..............          600       25,464
  Pitney Bowes Inc. ..................        1,200       50,544
a Power-One Inc. .....................          400        6,656
  Textron Inc. .......................          700       38,528
  Thomas & Betts Corp. ...............          300        6,621
  Timken Co. .........................          300        5,082
  TRW Inc. ...........................          600       24,600
  Tyco International Ltd. ............        9,633      524,999
  United Technologies Corp. ..........        2,341      171,502
  Visteon Corp. ......................          634       11,653
                                                      ----------
                                                       4,435,181
                                                      ----------
  Retail Trade 6.1%

                                                               ----------
  Albertson's Inc. ............................        2,015       60,430
 aAutoZone Inc. ...............................          600       22,500
 aBed Bath & Beyond Inc. ......................        1,400       42,000
 aBest Buy Co. Inc. ...........................        1,000       63,520
  Big Lots Inc. ...............................          500        6,840
  Circuit City Stores-Circuit City Group ......        1,000       18,000
 aCostco Wholesale Corp. ......................        2,200       90,376
  CVS Corp. ...................................        1,940       74,884
  Dillards Inc., A ............................          400        6,108
  Dollar General Corp. ........................        1,675       32,663
 aFederated Department Stores Inc. ............          948       40,290
  GAP Inc. ....................................        4,239      122,931
  Home Depot Inc. .............................       11,594      539,701
  J.C. Penney Co. Inc. ........................        1,300       34,268
 aKmart Corp. .................................        2,300       26,381
 aKohl's Corp. ................................        1,673      104,947
 aThe Kroger Co. ..............................        4,048      101,200
  The Limited Inc. ............................        2,100       34,692
  Lowe's Cos. Inc. ............................        1,905      138,208
  May Department Stores Co. ...................        1,500       51,390
  Nordstrom Inc. ..............................          700       12,985
 aOffice Depot Inc. ...........................        1,500       15,570
  Radioshack Corp. ............................          900       27,450
 aSafeway Inc. ................................        2,469      118,512
  Sears, Roebuck & Co. ........................        1,700       71,927
 aStaples Inc. ................................        2,300       36,777
  Target Corp. ................................        4,492      155,423
  Tiffany & Co. ...............................          700       25,354
  The TJX Cos. Inc. ...........................        1,400       44,618
 aToys R Us Inc. ..............................        1,000       24,750
  Walgreen Co. ................................        5,100      174,165
  Wal-Mart Stores Inc. ........................       22,279    1,087,215
  Winn-Dixie Stores Inc. ......................          700       18,291
                                                               ----------
                                                                3,424,366
                                                               ----------

                                                                             193
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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN S&P 500 Index Fund                          SHARES      VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TECHNOLOGY SERVICES 6.9%
  Adobe Systems Inc. ..........................        1,200   $   56,400
  Autodesk Inc. ...............................          300       11,190
  Automatic Data Processing Inc. ..............        3,078      152,977
a BMC Software Inc. ...........................        1,200       27,048
a BroadVision Inc. ............................        1,300        6,500
a Citrix Systems Inc. .........................          900       31,410
  Computer Associates International Inc. ......        2,900      104,400
a Computer Sciences Corp. .....................          800       27,680
a Compuware Corp. .............................        1,800       25,182
a Concord EFS Inc. ............................        1,108       57,627
  Electronic Data Systems Corp. ...............        2,300      143,750
  First Data Corp. ............................        1,947      125,095
a Fiserv Inc. .................................          588       37,620
a Intuit Inc. .................................        1,000       39,990
a Mercury Interactive Corp. ...................          436       26,116
a Microsoft Corp. .............................       26,798    1,945,535
a Novell Inc. .................................        1,600        9,104
a Oracle Corp. ................................       27,920      530,480
a Parametric Technology Corp. .................        1,300       18,187
  Paychex Inc. ................................        1,900       76,000
a Peoplesoft Inc. .............................        1,500       73,845
a Sapient Corp. ...............................          500        4,875
a Siebel Systems Inc. .........................        2,301      107,917
a Unisys Corp. ................................        1,500       22,065
a VERITAS Software Corp. ......................        1,935      128,736
a Yahoo! Inc. .................................        2,738       54,733
                                                               ----------
                                                                3,844,462
                                                               ----------
  TRANSPORTATION .7%
a AMR Corp. ...................................          800       28,904
  Burlington Northern Santa Fe Corp. ..........        1,975       59,586
  CSX Corp. ...................................        1,100       39,864
  Delta Air Lines Inc. ........................          600       26,448
a Fedex Corp. .................................        1,500       60,300
  Norfolk Southern Corp. ......................        1,900       39,330
  Southwest Airlines Co. ......................        3,750       69,338
  Union Pacific Corp. .........................        1,228       67,429
a US Airways Group Inc. .......................          300        7,290
                                                               ----------
                                                                  398,489
                                                               ----------
  UTILITIES 2.9%
a AES Corp. ...................................        2,600      111,930
  Allegheny Energy Inc. .......................          600       28,950
  Ameren Corp. ................................          700       29,890
  American Electric Power Co. Inc. ............        1,640       75,719
a Calpine Corp. ...............................        1,515       57,267
  Cinergy Corp. ...............................          800       27,960
  CMS Energy Corp. ............................          700       19,495
  Consolidated Edison Inc. ....................        1,100       43,780
  Constellation Energy Group Inc. .............          800       34,080
  Dominion Resources Inc. .....................        1,200       72,156
  DTE Energy Co. ..............................          800       37,152
  Duke Energy Corp. ...........................        3,858      150,501
  Dynegy Inc. .................................        1,600       74,400
  Edison International ........................        1,600       17,840
  Entergy Corp. ...............................        1,100       42,229
  Exelon Corp. ................................        1,600      102,592
  FirstEnergy Corp. ...........................        1,100       35,376
  FPL Group Inc. ..............................          900       54,189



194

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 FRANKLIN S&P 500 Index Fund                      SHARES      VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
 UTILITIES (CONT.)
  GPU Inc. ....................................          600   $   21,090
  KeySpan Corp. ...............................          700       25,536
  Kinder Morgan Inc. ..........................          600       30,150
a Mirant Corp. ................................        1,656       56,966
a Niagara Mohawk Holdings Inc. ................          800       14,152
  Nicor Inc. ..................................          200        7,796
  Nisource Inc. ...............................        1,053       28,778
  ONEOK Inc. ..................................          300        5,910
  Peoples Energy Corp. ........................          200        8,040
  PG & E Corp. ................................        1,900       21,280
  Pinnacle West Capital Corp. .................          400       18,960
  PPL Corp. ...................................          700       38,500
  Progress Energy Inc. ........................        1,009       45,324
  Public Service Enterprise Group Inc. ........        1,100       53,790
  Reliant Energy Inc. .........................        1,500       48,315
  Sempra Energy ...............................        1,000       27,340
  Southern Co. ................................        3,360       78,120
  TXU Corp. ...................................        1,300       62,647
  Xcel Energy Inc. ............................        1,675       47,649
                                                               ----------
                                                                1,655,849
                                                               ----------
 TOTAL LONG TERM INVESTMENTS (COST $61,037,411)                54,792,917
                                                               ----------
b SHORT TERM INVESTMENTS 1.9%
 Franklin Institutional Fiduciary Trust
  Money Market Portfolio  ....................       879,515     879,515

                                                     PRINCIPAL
                                                      AMOUNT
                                                     ---------
 c U.S. Treasury Bill, 9/13/01 .................   $   200,000       198,569
                                                                 -----------
  TOTAL SHORT TERM INVESTMENTS (COST $1,078,104)                   1,078,084
  TOTAL INVESTMENTS (COST $62,115,515) 99.6% ...                  55,871,001
  OTHER ASSETS, LESS LIABILITIES .4% ...........                     231,764
  NET ASSETS 100.0% ............................                 $56,102,765
                                                                 ===========


a Non-income producing

b See Note 3 regarding investments in the "Sweep Money Fund".

c On deposit with broker for initial margin on futures contracts (Note 1(d)).


                       See notes to financial statements.
                                                                             195

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

   FRANKLIN SMALL CAP FUND                               SHARES        VALUE
-------------------------------------------------------------------------------
   COMMON STOCKS 78.3%
 a COMMERCIAL SERVICES 2.2%
   Answerthink Inc. ..............................       138,900   $ 1,387,611
   Corporate Executive Board Co. .................        29,400     1,234,800
   DoubleClick Inc. ..............................       188,700     2,634,252
   Ecometry Corp. ................................         7,400        10,434
   Hotjobs.com Ltd. ..............................        36,300       326,700
   Interep National Radio Sales Inc. .............        26,200       149,340
   Lamar Advertising Co., A ......................        32,000     1,408,000
   Learning Tree International Inc. ..............        52,000     1,193,920
   Maximus Inc. ..................................        20,200       809,818
   ProBusiness Services Inc. .....................       103,000     2,734,650
   Resources Connection Inc. .....................        71,500     1,847,560
   Robert Half International Inc. ................        25,000       622,250
                                                                   -----------
                                                                    14,359,335
                                                                   -----------
   COMMUNICATIONS 4.3%
 a Airgate PCS Inc. ..............................        58,500     3,042,000
 a Alamosa Holdings Inc. .........................       166,700     2,717,210
 a Alaska Communications Systems Holdings Inc. ...        86,900       795,135
 a Allegiance Telecom Inc. .......................        26,000       389,740
 a AT&T Canada Inc., B (Canada) ..................        15,000       451,950
   CenturyTel Inc. ...............................        40,900     1,239,270
 a Intermedia Communications Inc. ................        49,500       737,565
 a ITC Deltacom Inc. .............................        57,400       229,600
 a Leap Wireless International Inc. ..............        14,500       439,350
 a Level 3 Communications Inc. ...................        54,000       296,460
 a McLeodUSA Inc. ................................       100,000       459,000
 a Millicom International Cellular SA (Luxembourg)        39,900     1,001,490
 a Pinnacle Holdings Inc. ........................       104,800       629,848
 a Rural Cellular Corp., A .......................        88,900     4,027,170
 a TeleCorp PCS Inc. .............................       262,900     5,092,373
 a Time Warner Telecom Inc., A ...................        11,600       388,832
 a UbiquiTel Inc. ................................       214,500     1,630,200
 a US Unwired Inc., A ............................        50,600       536,866
 a Western Wireless Corp., A .....................        86,100     3,702,300
                                                                   -----------
                                                                    27,806,359
                                                                   -----------
  CONSUMER DURABLES
  Callaway Golf Co. .............................         2,600        41,080
                                                                   -----------
  CONSUMER NON-DURABLES 1.4%
   Adolph Coors Co., B ...........................        69,700     3,497,546
 a Jones Apparel Group Inc. ......................        34,200     1,477,440
 a Suiza Foods Corp. .............................        15,900       844,290
 a Tommy Hilfiger Corp. ..........................       120,000     1,680,000
   Wolverine World Wide Inc. .....................        84,800     1,515,376
                                                                   -----------
                                                                     9,014,652
                                                                   -----------
 a CONSUMER SERVICES 4.3%
   Brinker International Inc. ....................        74,000     1,912,900
   Cox Radio Inc., A .............................        20,974       584,126
   Cumulus Media Inc., A .........................        71,900       976,402
   DeVry Inc. ....................................        67,800     2,448,936
   Entercom Communications Corp. .................        26,200     1,404,582
   Entravision Communications Corp. ..............       285,900     3,516,570
   Hispanic Broadcasting Corp., A ................       237,100     6,802,399
   Insight Communications Co. Inc., A ............        90,400     2,260,000
   Jack in the Box Inc. ..........................        72,200     1,884,420
   Mediacom Communications Corp., A ..............        92,200     1,628,252
   MeriStar Hotels & Resorts Inc. ................       120,000       216,000
   Radio One Inc. ................................        39,500       908,500



196

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

   FRANKLIN SMALL CAP FUND                               SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
   CONSUMER SERVICES (CONT.)
   Radio One Inc., D .............................        42,900   $   945,945
   Ticketmaster Inc., B ..........................        65,900       975,320
   XM Satellite Radio Holdings Inc. ..............        86,500     1,401,300
                                                                   -----------
                                                                    27,865,652
                                                                   -----------
a DISTRIBUTION SERVICES .1%
   Performance Food Group Co. ...................         26,200        792,026
   SciQuest.com Inc. ............................          7,400          7,696
                                                                   ------------
                                                                        799,722
                                                                   ------------
   ELECTRONIC TECHNOLOGY 18.8%
 a Adaptec Inc. .................................         13,500        134,190
 a Advanced Energy Industries Inc. ..............         72,500      2,992,075
 a Advanced Fibre Communications Inc. ...........        164,100      3,446,100
 a Aeroflex Inc. ................................         31,500        332,325
 a Alpha Industries Inc. ........................         74,200      2,192,610
 a Anaren Microwave Inc. ........................         40,200        804,000
 a Applied Micro Circuits Corp. .................         78,988      1,358,594
 a Auspex Systems Inc. ..........................        116,889        834,587
 a Avocent Corp. ................................         72,349      1,645,940
 a AXT Inc. .....................................          9,100        242,970
 a Caliper Technologies Corp. ...................         50,000      1,052,500
 a Catapult Communications Corp. ................         38,600        868,500
 a Celestica Inc.(Canada) .......................          6,900        355,350
 a Centillium Communications Inc. ...............         46,800      1,157,832
 a Cirrus Logic Inc. ............................        108,900      2,507,967
 a Credence Systems Corp. .......................         53,600      1,299,264
   CTS Corp. ....................................         19,300        395,650
 a DDI Corp. ....................................         17,200        344,000
 a DMC Stratex Networks Inc. ....................         61,100        611,000
 a EMCORE Corp. .................................         89,200      2,742,900
 a Flextronics International Ltd. (Singapore) ...        170,472      4,451,024
 a FLIR Systems Inc. ............................        101,500      2,540,545
 a Gemstar-TV Guide International Inc. ..........         80,000      3,520,000
 a Handspring Inc. ..............................         11,200         86,240
 a Harmonic Inc. ................................         28,000        280,000
 a Integrated Circuit Systems Inc. ..............        180,500      3,465,600
 a Intersil Corp. ...............................        106,500      3,876,600
 a Ixia .........................................          1,600         30,400
 a Jabil Circuit Inc. ...........................        156,600      4,832,676
 a L-3 Communications Holdings Inc. .............         57,200      4,364,360
 a Lam Research Corp. ...........................        172,500      5,114,625
 a Lattice Semiconductor Corp. ..................         54,000      1,317,600
 a Micrel Inc. ..................................        157,800      5,207,400
 a Monolithic System Technology Inc. ............         11,200        122,528
 a Nanometrics Inc. .............................         11,000        302,357
   Newport Corp. ................................          3,300         87,450
 a Novellus Systems Inc. ........................        128,500      7,297,515
   PerkinElmer Inc. .............................         82,000      2,257,460
 a Photronics Inc. ..............................         28,400        728,744
 a Pinnacle Systems Inc. ........................         43,000        260,150
 a PMC-Sierra Inc. (Canada) .....................        184,502      5,732,477
 a Polycom Inc. .................................        154,600      3,569,714
 a Powerwave Technologies Inc. ..................        138,800      2,012,600
 a Proxim Inc. ..................................         35,200        496,320
 a QLogic Corp. .................................         12,000        773,400
 a QuickLogic Corp. .............................         49,800        299,796
 a Radiant Systems Inc.                                    1,350         21,762
 a Redback Networks Inc. ........................        193,300      1,724,236

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   FRANKLIN SMALL CAP FUND                               SHARES        VALUE
-------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
 a Rudolph Technologies Inc. ....................         26,300   $  1,236,100
 a Sanmina Corp. ................................         59,500      1,392,895
 a Semtech Corp. ................................        113,800      3,414,000
 a Sierra Wireless Inc. (Canada) ................         24,800        451,856
 a Silicon Laboratories Inc. ....................         39,200        866,320
 a SMTC Corp. (Canada) ..........................         20,000         57,800
 a Stanford Microdevices Inc. ...................         12,200        206,180
 a Synopsys Inc. ................................        102,400      4,955,136
 a Tekelec ......................................        101,000      2,737,100
 a Tektronix Inc. ...............................        274,500      7,452,675
 a Triquint Semiconductor Inc. ..................         90,700      2,040,750
 a Varian Semiconductor Equipment Associates Inc.         27,800      1,167,600
 a Veeco Instruments Inc. .......................         28,560      1,135,260
 a Vitesse Semiconductor Corp. ..................         41,100        864,744
 a Waters Corp. .................................        146,600      4,047,626
 a Western Digital Corp. ........................        104,500        418,000
 a Western Multiplex Corp. ......................         27,200        186,864
                                                                   ------------
                                                                    122,722,839
                                                                   ------------
   ENERGY MINERALS 2.1%
 a Barrett Resources Corp. ......................         28,048      1,654,841
   Cabot Oil & Gas Corp., A .....................         16,500        402,600
 a Chesapeake Energy Corp. ......................        101,300        688,840
   Devon Energy Corp. ...........................         14,566        764,715
 a Forest Oil Corp. .............................         23,200        649,600
 a Louis Dreyfus Natural Gas Corp. ..............         15,500        540,175
 a Newfield Exploration Co. .....................         81,200      2,603,272
 a Pure Resources Inc. ..........................         52,057        937,026
 a Spinnaker Exploration Co. ....................         21,800        868,948
 a Stone Energy Corp. ...........................         16,611        735,867
 a Swift Energy Co. .............................         70,100      2,112,113
 a Tom Brown Inc.                                         67,800     1,627,200
 a Triton Energy Ltd. ...........................          9,500        311,125
                                                                   ------------
                                                                     13,896,322
                                                                   ------------
   FINANCE 10.3%
 a Affiliated Managers Group Inc. ...............         27,000      1,660,500
   Alexandria Real Estate Equities Inc. .........         18,600        740,280
   Allied Capital Corp. .........................         94,400      2,185,360
 a Arch Capital Group Ltd. ......................         49,500        779,625
   Arden Realty Inc. ............................         19,700        525,990
   Bank United Corp. ............................         53,200         17,556
   Brandywine Realty Trust ......................          5,700        127,965
 a Catellus Development Corp. ...................         71,400      1,245,930
   City National Corp. ..........................         36,500      1,616,585
   Colonial Properties Trust ....................         15,400        474,320
   Commerce Bancorp Inc. ........................         21,420      1,501,542
   Conseco Inc. .................................        268,100      3,659,565
   Duke Realty Corp. ............................         68,900      1,712,165
   Federated Investors Inc., B ..................        192,900      6,211,380
   General Growth Properties Inc. ...............         67,600      2,660,736
   Glenborough Realty Trust Inc. ................         54,500      1,051,850
   Golden State Bancorp Inc. ....................        109,000      3,357,200
   HCC Insurance Holdings Inc. ..................         35,300        864,850
   Innkeepers USA Trust .........................         46,900        561,862
 a Instinet Group Inc. ..........................         24,700        460,408
 a Investment Technology Group Inc. .............         29,868      1,502,062
 a Knight Trading Group Inc. ....................        126,000      1,346,940
 a Labranche & Co. Inc. .........................         21,500        623,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

   FRANKLIN SMALL CAP FUND                               SHARES        VALUE
-------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE (CONT.)
   Liberty Property Trust .......................          2,700   $     79,920
   MeriStar Hospitality Corp. ...................         86,000      2,042,500
   Metris Cos. Inc. .............................         31,700      1,068,607
   Mutual Risk Management Ltd. (Bermuda) ........         52,200        464,580
   National Commerce Financial Corp. ............        159,000      3,874,830
   Protective Life Corp. ........................         13,100        450,247
   Radian Group Inc. ............................         77,676      3,141,994
   Reckson Associates Realty Corp. ..............         46,200      1,062,600
   Reinsurance Group of America Inc. ............         78,000      2,956,200
 a Security Capital Group Inc., B ...............        173,300      3,708,620
 a Silicon Valley Bancshares ....................        145,100      3,192,200
   SL Green Realty Corp. ........................         42,700      1,294,237
   TCF Financial Corp. ..........................        110,000      5,094,100
   Tucker Anthony Sutro Corp. ...................         26,300        578,600
  Waddell & Reed Financial Inc., A ..............         81,900      2,600,325
   Westamerica Bancorp ..........................            200          7,850
   Wilmington Trust Corp. .......................          9,800        613,970
                                                                   ------------
                                                                     67,119,551
                                                                   ------------
 a HEALTH SERVICES 1.8%
   American Dental Partners Inc. ................         20,300         85,260
   Beverly Enterprises Inc. .....................        146,900      1,571,830
   Caremark RX Inc. .............................         51,500        847,175
   Laboratory Corp. of America Holdings .........         25,600      1,968,640
   PAREXEL International Corp. ..................         68,000      1,326,000
   Pharmaceutical Product Development Inc. ......         61,600      1,879,416
   Renal Care Group Inc. ........................         97,350      3,201,842
   Triad Hospitals Inc. .........................         30,700        904,729
                                                                   ------------
                                                                     11,784,892
                                                                   ------------
   HEALTH TECHNOLOGY 5.0%
 a Abgenix Inc. .................................         74,200      3,339,000
 a Alexion Pharmaceuticals Inc. ...................        24,200       580,800
 a Alkermes Inc. ..................................        31,800     1,116,180
   Alpharma Inc., A ...............................        40,400     1,100,900
 a American Medical Systems Holdings Ltd. .........        22,100       339,235
 a Aviron .........................................        52,400     2,986,800
 a Barr Laboratories Inc. .........................        16,900     1,189,929
 a Celgene Corp. ..................................        27,000       778,950
 a Cephalon Inc. ..................................         2,400       169,200
 a Coherent Inc. ..................................        90,400     3,269,768
 a COR Therapeutics Inc. ..........................        50,600     1,543,300
 a Corixa Corp. ...................................        57,873       987,892
 a Cubist Pharmaceuticals Inc.                              3,600       136,800
 a Epoch Biosciences Inc. .........................        53,300       239,850
 a Exelixis Inc. ..................................        28,900       548,233
   ICN Pharmaceuticals Inc. .......................        26,900       853,268
 a Illumina Inc. ..................................         8,800       103,664
 a Inhale Therapeutic Systems Inc. ................        95,200     2,189,600
 a Inspire Pharmaceuticals Inc. ...................        12,800       179,200
 a Intermune Inc. .................................        10,800       384,696
 a Ista Pharmaceuticals Inc. ......................       111,000       360,750
 a Luminex Corp. ..................................        31,300       625,687
 a Medicines Co. ..................................        90,000     1,844,100
 a Neurocrine Biosciences Inc. ....................         6,700       267,933
 a NPS Pharmaceuticals Inc. .......................        10,600       426,120
 a OSI Pharmaceuticals Inc. .......................        16,300       857,217
 a Packard BioScience Co. .........................        27,200       225,760
 a Sepracor Inc. ..................................         2,500        99,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

   FRANKLIN SMALL CAP FUND                               SHARES        VALUE
-------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
    HEALTH TECHNOLOGY (CONT.)
 a Shire Pharmaceuticals Group PLC, ADR
    (United Kingdom) ...............................       18,200   $ 1,010,100
 a SuperGen Inc. ..................................        11,400       167,922
 a Texas Biotechnology Corp. ......................        22,100       185,198
 a Thoratec Corp. .................................         4,700        73,085
 a Titan Pharmaceuticals Inc. .....................        39,300     1,179,393
 a United Therapeutics Corp. ......................        13,200       176,220
 a Varian Medical Systems Inc. ....................         4,000       286,000
 a Ventana Medical Systems Inc. ...................        42,700     1,345,050
 a Versicor Inc. ..................................        15,900       199,386
 a Visible Genetics Inc. (Canada) .................        60,800     1,510,880
                                                                    -----------
                                                                     32,877,566
                                                                    -----------
 A INDUSTRIAL SERVICES 3.6%
   Atwood Oceanics Inc. ...........................        30,500     1,070,550
   Casella Waste Systems Inc., A ..................         4,500        56,250
   Core Laboratories NV (Netherlands) .............       100,000     1,875,000
   Grey Wolf Inc. .................................       568,800     2,275,200
   Hydril Co. .....................................        19,600       446,292
   Marine Drilling Cos. Inc. ......................       104,200     1,991,262
   Oil States International Inc. ..................       169,500     1,562,790
   Pride International Inc. .......................        58,900     1,119,100
   Rowan Cos. Inc. ................................       106,500     2,353,650
   Superior Energy Services Inc. ..................       250,000     1,975,000
   Trico Marine Services Inc. .....................       127,200     1,353,408
   US Liquids Inc. ................................        52,200       240,120
   Varco International Inc. .......................       325,645     6,060,253
   Waste Connections Inc. .........................        39,600     1,425,600
                                                                     ----------
                                                                     23,804,475
                                                                    -----------
   NON-ENERGY MINERALS .1%
   Reliance Steel & Aluminum Co. ..................        13,500       340,875
                                                                    -----------
   PROCESS INDUSTRIES .7%
   Cambrex Corp. ..................................        14,000       708,120
   ChemFirst Inc. .................................        85,100     2,229,620
 a CUNO Inc. ......................................        12,800       384,000
   Valspar Corp. ..................................        40,800     1,448,400
                                                                    -----------
                                                                      4,770,140
                                                                    -----------
   PRODUCER MANUFACTURING 3.5%
 a Active Power Inc. ..............................        72,000     1,200,960
 a Capstone Turbine Corp. .........................        98,700     2,219,763
 a Catalytica Energy Systems Inc. .................        20,474       444,286
 a Gentex Corp. ...................................       139,400     3,885,078
   Gibraltar Steel Corp. ..........................        52,800     1,034,880
 a Mettler-Toledo International Inc. (Switzerland)        168,300     7,278,975
 a Power-One Inc. .................................        94,600     1,574,144
   Roper Industries Inc. ..........................        62,000     2,588,500
 a Varian Inc. ....................................        80,100     2,587,230
 a Wilson Greatbatch Technologies Inc. ............         5,600       162,400
                                                                    -----------
                                                                     22,976,216
                                                                    -----------
   RETAIL TRADE 1.6%
 a Dollar Tree Stores Inc. ........................       132,900     3,699,936
   Family Dollar Stores Inc. ......................       112,800     2,891,064
 a Kmart Corp. ....................................       294,000     3,372,180
 a The Men's Wearhouse Inc. .......................        29,400       811,440
                                                                    -----------
                                                                     10,774,620
                                                                    -----------
200

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

   FRANKLIN SMALL CAP FUND                               SHARES        VALUE
-------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
 a TECHNOLOGY SERVICES 13.8%
   Actuate Corp. ..................................       122,700   $ 1,171,785
   Affiliated Computer Services Inc., A ...........       182,700    13,511,889
   Art Technology Group Inc. ......................       104,200       604,360
   Aspect Communications Corp. ....................        68,200       476,718
   Aspen Technology Inc. ..........................        27,000       653,400
   BEA Systems Inc. ...............................        11,600       356,236
   Bindview Development Corp. .....................        50,000       105,500
   The Bisys Group Inc. ...........................         9,800       578,200
   Brio Technology Inc. ...........................        93,400       681,820
   Check Point Software Technologies Ltd. (Israel)         70,200     3,550,014
   CNET Networks Inc. .............................       119,390     1,552,070
   Covansys Corp. .................................       119,600     1,351,480
   Cysive Inc. ....................................        29,000        91,930
   Docent Inc. ....................................        23,700       237,000
   Documentum Inc. ................................        58,600       757,112
   Embarcadero Technologies Inc. ..................         2,000        44,620
   Entrust Inc. ...................................        62,200       440,998
   GoTo.com Inc. ..................................        44,800       871,360
   H.T.E. Inc. ....................................        38,500        97,020
   HNC Software Inc. ..............................        74,500     1,452,750
   i2 Technologies Inc. ...........................       151,600     3,001,680
   iAsiaWorks Inc. ................................        84,300        16,017
   Informatica Corp. ..............................        65,800     1,142,288
   Inforte Corp. ..................................        81,000       990,630
   Internet Security Systems Inc. .................         8,400       407,904
   Intertrust Technologies Corp. ..................        17,500        21,000
   Interwoven Inc. ................................       160,100     2,705,690
   Intuit Inc. ....................................        67,800     2,711,322
   Liberate Technologies Inc. .....................        72,900       798,255
   Manugistics Group Inc. .........................       125,000     3,137,500
   MatrixOne Inc. .................................        31,900       739,761
   Mercury Interactive Corp. ......................        63,100     3,779,690
   Micromuse Inc. .................................       118,260     3,310,097
   National Instruments Corp. .....................        40,900     1,327,205
   Netiq Corp. ....................................        50,300     1,573,887
   Nuance Communications Inc. .....................        58,500     1,054,170
   Openwave Systems Inc. ..........................        50,026     1,735,902
   Precise Software Solutions Ltd. (Israel) .......        26,300       807,410
   Predictive Systems Inc. ........................        84,400       337,600
   Quest Software Inc. ............................       103,300     3,899,575
   Retek Inc. .....................................       143,032     6,856,954
   Roxio Inc. .....................................         2,222        28,886
   RSA Security Inc. ..............................       200,550     6,207,023
   Sapient Corp. ..................................       205,100     1,999,725
   Selectica Inc. .................................        51,000       218,280
   Serena Software Inc. ...........................        39,400     1,431,796
   SonicWALL Inc. .................................        74,100     1,868,061
   SpeechWorks International Inc. .................        15,100       237,070
   Tumbleweed Communications Corp. ................        41,300       156,527
   ValiCert Inc. ..................................        22,900        71,448
   VERITAS Software Corp. .........................        32,650     2,172,205
   Verity Inc. ....................................        91,400     1,823,430
   Vignette Corp. .................................        91,800       814,266
   webMethods Inc. ................................        38,678       819,200
   Wind River Systems Inc. ........................       215,092     3,755,506
                                                                    -----------
                                                                     90,544,222
                                                                    -----------

                                                                             201

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

   FRANKLIN SMALL CAP FUND                               SHARES        VALUE
-------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TRANSPORTATION 3.5%
 a Alaska Air Group Inc. ..........................        36,000   $ 1,040,400
 a Atlantic Coast Airlines Holdings Inc. ..........       248,000     7,437,520
   C.H. Robinson Worldwide Inc. ...................       196,800     5,488,752
   Expeditors International of Washington Inc. ....       136,300     8,177,864
   SkyWest Inc. ...................................        17,300       484,400
                                                                     ----------
                                                                     22,628,936
                                                                    -----------
   UTILITIES 1.2%
 a Aquila Inc. ....................................       141,100     3,478,115
   Atmos Energy Corp. .............................        52,600     1,286,596
 a NewPower Holdings Inc. .........................        13,000       117,000
   NRG Energy Inc. ................................        71,900     1,587,552
 a Orion Power Holdings Inc. ......................        52,700     1,254,787
                                                                    -----------
                                                                      7,724,050
                                                                    -----------
    TOTAL COMMON STOCKS (COST $455,492,702) .......                 511,851,504
                                                                    -----------
a,b PREFERRED STOCKS
    ELECTRONIC TECHNOLOGY
    3Ware Inc., pfd., D (COST $229,176) ...........        41,093       164,372
                                                                    -----------
   CONVERTIBLE PREFERRED STOCKS .3%
   FINANCE
   Washington Mutual Inc., 8.00%, cvt. pfd.
    (COST $1,000,000) .............................        20,000     1,695,000
                                                                    -----------
                                                          PRINCIPAL
                                                           AMOUNT
                                                        ------------
    CONVERTIBLE BONDS
    ELECTRONIC TECHNOLOGY
    Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05
    (COST $190,000) ...............................     $190,000        217,075
                                                                   ------------
    TOTAL LONG TERM INVESTMENTS (COST $456,911,878).                513,927,951
                                                                   ------------
                                                          SHARES
                                                      ------------
c SHORT TERM INVESTMENTS 24.5%
  Franklin Institutional Fiduciary Trust
   Money Fund Market Portfolio (COST $160,484,604)     160,484,604  160,484,604
                                                                   ------------
  TOTAL INVESTMENTS (COST $617,396,482) 103.1% ....                 674,412,555
  OTHER ASSETS, LESS LIABILITIES (3.1)% ...........                 (20,547,445)
                                                                   ------------
  NET ASSETS 100.0%................................                $653,865,110
                                                                   ============



a Non-income producing

b See Note 8 regarding restricted securities.

c See Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


 FRANKLIN TECHNOLOGY SECURITIES FUND                                 SHARES     VALUE
--------------------------------------------------------------------------------------------
   COMMON STOCKS 95.6%
 a COMMERCIAL SERVICES 1.0%
    Sabre Holdings Corp., A .................................        2,800   $  140,000
                                                                             ----------
    COMMUNICATIONS 2.0%
  a Allegiance Telecom Inc. .................................        8,900      133,411
    Qwest Communications International Inc. .................        4,400      140,228
                                                                             ----------
                                                                                273,639
                                                                             ----------
    ELECTRONIC TECHNOLOGY 52.7%
  a Agere Systems Inc., A ...................................       46,000      345,000
  a Agilent Technologies Inc. ...............................        5,200      169,000
  a Apple Computer Inc. .....................................        6,300      146,475
  a Avocent Corp. ...........................................       14,700      334,425
  a Brocade Communications Systems Inc. .....................        3,200      140,768
  a Celestica Inc. (Canada) .................................        3,600      185,400
  a Centillium Communications Inc. ..........................        7,700      190,498
  a CIENA Corp. .............................................        4,000      152,000
  a Cirrus Logic Inc. .......................................        7,900      181,937
  a Cisco Systems Inc. ......................................       13,700      249,340
    Compaq Computer Corp. ...................................       12,500      193,625
  a DDI Corp. ...............................................        7,300      146,000
  a Dell Computer Corp. .....................................        5,900      157,117
  a EMC Corp. ...............................................        7,300      212,065
  a Extreme Networks Inc. ...................................        7,400      218,300
  a Flextronics International Ltd. (Singapore) ..............        6,000      156,660
  a Integrated Circuit Systems Inc. .........................        8,900      170,880
    Intel Corp. .............................................       10,000      292,500
    International Business Machines Corp. ...................        1,350      152,550
  a Jabil Circuit Inc. ......................................        4,600      141,956
    Linear Technology Corp. .................................        4,500      198,990
  a Micron Technology Inc. ..................................        5,300      217,830
  a Monolithic System Technology Inc. .......................          200        2,188
  a Multilink Technologies Corp. ............................       11,000      157,300
  a Network Appliance Inc. ..................................       10,600      145,220
    Nokia Corp., ADR (Finland) ..............................        7,900      174,116
  a Novellus Systems Inc. ...................................        3,700      210,123
  a ONI Systems Corp. .......................................        5,600      156,240
  a Palm Inc. ...............................................       19,800      120,186
  a PMC-Sierra Inc. (Canada) ................................        4,700      146,029
  a Polycom Inc. ............................................       10,600      244,754
  a Rudolph Technologies Inc. ...............................        3,400      159,800
    Scientific-Atlanta Inc. .................................          349       14,169
  a Semtech Corp. ...........................................        5,000      150,000
  a Sonus Networks Inc. .....................................        6,300      147,168
  a Sun Microsystems Inc. ...................................       13,600      213,792
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)       13,600      206,584
  a Tektronix Inc. ..........................................       10,800      293,220
  a Vitesse Semiconductor Corp. .............................        5,600      117,824
  a Waters Corp. ............................................        3,200       88,352
  a Western Digital Corp. ...................................       44,500      178,000
                                                                             ----------
                                                                              7,278,381
                                                                             ----------
  a HEALTH TECHNOLOGY 7.8%
    Abgenix Inc. ............................................        4,200      189,000
    Aviron ..................................................        3,900      222,300
    Biogen Inc. .............................................        3,000      163,080
    Celgene Corp. ...........................................        8,000      230,800
    COR Therapeutics Inc. ...................................        4,600      140,300
    Inhale Therapeutic Systems Inc. .........................        5,600      128,800
                                                                             ----------
                                                                              1,074,280
                                                                             ----------



                                                                             203

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)


 FRANKLIN TECHNOLOGY SECURITIES FUND                                 SHARES     VALUE
--------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
  a PRODUCER MANUFACTURING 5.2%
    Active Power Inc. .......................................        6,800   $  113,424
    Capstone Turbine Corp. ..................................        5,600      125,944
    Rofin-Sinar Technologies Inc. ...........................       19,000      256,500
    Varian Inc. .............................................        6,700      216,410
                                                                             ----------
                                                                                712,278
                                                                             ----------
    TECHNOLOGY SERVICES 26.2%
  a Actuate Corp. ...........................................       15,000      143,250
  a Affiliated Computer Services Inc., A ....................        3,200      230,112
  a Brio Technology Inc. ....................................       22,400      163,520
  a Cadence Design Systems Inc. .............................       11,000      204,930
  a Check Point Software Technologies Ltd. (Israel) .........        2,750      139,068
  a Concord EFS Inc. ........................................        5,500      286,055
    Electronic Data Systems Corp. ...........................        3,100      193,750
  a HNC Software Inc. .......................................        6,500      126,750
  a Inforte Corp. ...........................................        8,154       99,723
  a Interwoven Inc. .........................................       15,500      261,950
    Jack Henry & Associates Inc. ............................        5,700      176,700
  a Microsoft Corp. .........................................        3,800      275,880
    Paychex Inc. ............................................        7,600      304,000
  a Peoplesoft Inc. .........................................        4,000      196,920
  a Predictive Systems Inc. .................................       15,500       62,000
  a Quest Software Inc. .....................................        6,400      241,600
  a Sapient Corp. ...........................................       19,500      190,125
  a Siebel Systems Inc. .....................................        3,700      173,530
  a VERITAS Software Corp. ..................................        2,400      159,673
                                                                             ----------
                                                                              3,629,536
                                                                             ----------
  a UTILITIES .7%
    Reliant Resources Inc. ..................................        4,000       98,800
                                                                             ----------
    TOTAL COMMON STOCKS (COST $14,237,239) ..................                13,206,914
                                                                             -----------
a,b PREFERRED STOCKS .1%
    TECHNOLOGY SERVICES
      Micro Photonix Integration Corp., pfd., C (Cost $8,740)        1,384        6,920
                                                                             -----------
    TOTAL LONG TERM INVESTMENTS (COST $14,245,979) ..........                13,213,834
                                                                             -----------
  c SHORT TERM INVESTMENTS 3.4%
    Franklin Institutional Fiduciary Trust Money Market
     Portfolio (COST $475,464) .............................       475,464       475,464
                                                                             -----------
    TOTAL INVESTMENTS (COST $14,721,443) 99.1% .............                 13,689,298
    OTHER ASSETS, LESS LIABILITIES .9% .....................                    120,415
                                                                             -----------
    NET ASSETS 100.0% ......................................            .   $13,809,713
                                                                            ===========



a Non-income producing

b See Note 8 regarding restricted securities.

c See Note 3 regarding investments in  the "Sweep Money Fund".

                       See notes to financial statements.

204

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                         PRINCIPAL
 FRANKLIN U.S. GOVERNMENT FUND                                            AMOUNT        VALUE
---------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 72.6%
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - FIXED RATE 47.5%
 GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 ............................   $  6,256,903   $  5,866,149
 GNMA II, 5.50%, 9/20/28 - 1/20/29 ................................      2,692,321      2,500,945
 GNMA I, SF, 6.00%, 11/15/23 - 4/15/24 ............................     11,527,937     11,244,311
 GNMA II, 6.00%, 1/20/24 - 8/20/28 ................................     27,795,106     26,797,379
 GNMA I, SF, 6.50%, 5/15/23 - 1/15/30 .............................     32,016,404     31,887,097
 GNMA II, 6.50%, 12/20/27 - 4/20/30 ...............................     18,274,407     18,035,213
 GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 .............................     45,981,181     46,640,053
 GNMA I, SF, 7.25%, 11/15/25 ......................................        845,504        859,554
 GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ...............................      2,082,645      2,150,174
 GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 .............................     18,600,806     19,229,824
 GNMA II, 7.50%, 11/20/16 - 11/20/26 ..............................     12,054,544     12,405,298
 GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 .............................     10,542,700     11,072,607
 GNMA II, 8.00%, 7/20/16 - 8/20/26 ................................        874,164        913,008
 GNMA I, SF, 8.25%, 4/15/25 .......................................        370,918        389,110
 GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 ............................      2,603,202      2,766,041
 GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 .............................      1,414,867      1,534,225
 GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 ............................      2,310,151      2,544,870
 GNMA II, 9.50%, 4/20/25 ..........................................        248,496        271,630
 GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 ............................      2,489,325      2,775,028
                                                                                     ------------
                                                                                      199,882,516
                                                                                     ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FIXED RATE 11.7%
  FNMA, 6.00%, 10/01/23 - 9/01/29 .................................     18,554,463    17,956,923
  FNMA, 6.50%, 1/01/24 - 1/01/30 ..................................     15,364,924    15,216,983
  FNMA, 7.00%, 5/01/24 ............................................      5,809,651     5,849,676
  FNMA, PL, 7.00%, 3/17/35 ........................................      2,872,706     2,854,981
  FNMA, 7.50%, 4/01/23 - 8/01/25 ..................................      3,363,359     3,456,636
  FNMA, 8.00%, 7/01/16 - 2/01/25 ..................................      3,309,956     3,470,601
  FNMA, 8.50%, 10/01/19 - 2/01/22 .................................        178,670       190,311
                                                                                      ----------
                                                                                      48,996,111
                                                                                      ----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 3.4%
  FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 8.015%, 2/01/19 .....    1,989,119    2,048,794
  FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.891%, 9/01/18 ...    2,236,281    2,314,541
  FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 8.121%, 7/01/19 ...    2,052,962    2,117,521
  FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.944%, 1/01/18 ...    6,329,747    6,520,722
  FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.676%, 6/01/02 ....      119,732      119,211
  FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.886%, 3/01/20   1,119,259    1,160,074
                                                                                              ----------
                                                                                              14,280,863
                                                                                              ----------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - FIXED RATE 9.0%
  FHLMC, 6.00%, 1/01/24 - 8/01/28 ............................................    8,180,060    7,915,483
  FHLMC, 6.50%, 6/01/08 - 6/01/29 ............................................   16,687,626   16,615,008
  FHLMC, 7.00%, 4/01/24 ......................................................    8,884,921    8,997,116
  FHLMC, 7.50%, 11/01/22 - 5/01/24 ...........................................    2,533,315    2,610,921
  FHLMC, 8.00%, 1/01/17 - 5/01/22 ............................................    1,191,415    1,248,224
  FHLMC, 8.50%, 4/01/18 - 3/01/22 ............................................      469,025      496,795
  FHLMC, 9.00%, 3/01/03 ......................................................       92,741       94,361
                                                                                              ----------
                                                                                              37,977,908
                                                                                              ----------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 1.0%
 FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 ...    1,793,972    1,845,865
 FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 ...    2,194,175    2,254,422
                                                                                              ----------
                                                                                               4,100,287
                                                                                              ----------
 TOTAL MORTGAGE-BACKED SECURITIES (COST $298,802,368) ........................               305,237,685
                                                                                             -----------

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)


                                                                                                        PRINCIPAL
 FRANKLIN U.S. GOVERNMENT FUND                                                                            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  OTHER AGENCY SECURITIES 22.5%
  Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ................................................   $  5,000,000   $  5,085,410
  FICO Strip, zero cpn., 12/06/14 ...................................................................     13,569,000      5,634,921
  FICO Strip, zero cpn., 5/11/13 ....................................................................     10,000,000      4,662,450
  FICO Strip, 12, zero cpn., 6/06/14 ................................................................      9,454,000      4,074,570
  FICO Strip, 16, zero cpn., 10/05/10 ...............................................................      4,745,000      2,691,786
  Housing Urban Development, 96-A, 7.63%, 8/01/14 ...................................................      5,000,000      5,211,465
  Housing Urban Development, 96-A, 7.66%, 8/01/15 ...................................................      5,000,000      5,201,005
  Small Business Administration, 6.45%, 12/01/15 ....................................................      3,411,959      3,407,674
  Small Business Administration, 6.70%, 12/01/16 ....................................................      3,801,910      3,874,458
  Small Business Administration, 6.85%, 7/01/17 .....................................................      4,002,162      4,096,378
  Small Business Administration, 6.00%, 9/01/18 .....................................................      8,744,847      8,446,053
  Small Business Administration, Cap 10.85%, Margin Prime-.40%, Resets Quarterly, 7.60%, 6/25/19 ....      1,982,192      2,046,107
  Small Business Administration, Cap 10.875%, Margin Prime - .125%, Resets Quarterly, 7.875%, 3/25/18      2,425,428      2,506,376
  Student Loan Marketing Association, zero cpn., 5/15/14 ............................................     15,000,000      5,106,585
  Tennessee Valley Authority, 5.88%, 4/01/36 ........................................................     10,000,000     10,149,600
  Tennessee Valley Authority, 7.25%, 7/15/43 ........................................................     10,000,000     10,183,426
  Tennessee Valley Authority, 6.235%, 7/15/45 .......................................................      9,249,000      9,253,264
  Tennessee Valley Authority, zero cpn., 4/15/42 ....................................................      6,000,000      2,798,280
                                                                                                                       ------------
  TOTAL OTHER AGENCY SECURITIES (COST $92,746,442) ..................................................                    94,429,808
                                                                                                                       ------------
  TOTAL LONG TERM INVESTMENTS (COST $391,548,810) ...................................................                   399,667,493
                                                                                                                       ------------
a REPURCHASE AGREEMENT 4.2%
  Joint Repurchase Agreement, 3.998%, 7/02/01, (Maturity Value $17,514,389) (Cost $17,508,556) ......     17,508,556     17,508,556
   ABN AMRO Inc. (Maturity Value $1,736,902)
   Banc of America Securities LLC (Maturity Value $423,498)
   Barclays Capital Inc. (Maturity Value $1,482,768)
   Bear, Stearns & Co. Inc. (Maturity Value $1,101,480)
   BMO Nesbitt Burns Corp. (Maturity Value $1,736,902)
   BNP Paribas Securities Corp. (Maturity Value $1,736,902)
   Credit Suisse First Boston Corp. (Maturity Value $1,712,907)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,736,902)
   Greenwich Capital Markets Inc. (Maturity Value $254,134)
   Lehman Brothers Inc. (Maturity Value $1,736,902)
   Morgan Stanley & Co. Inc. (Maturity Value $1,482,768)
   SG Cowen Securities Corp. (Maturity Value $635,422)
   UBS Warburg LLC (Maturity Value $1,736,902)
    Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities                      ------------
  TOTAL INVESTMENTS (COST $409,057,366) 99.3% .......................................................                   417,176,049
                                                                                                                       ------------
  OTHER ASSETS, LESS LIABILITIES .7% ................................................................                     3,204,819
                                                                                                                       ------------
  NET ASSETS 100.0% .................................................................................                  $420,380,868
                                                                                                                       ============

a See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.
206

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

 FRANKLIN VALUE SECURITIES FUND                        SHARES      VALUE
------------------------------------------------------------------------------
  CLOSED END MUTUAL FUNDS 2.3%
  High Income Opportunity Fund ..................       57,700   $  483,526
  High Yield Income Fund Inc. ...................       34,200      200,412
  Managed High Income Portfolio Inc. ............       58,400      481,800
                                                                 ----------
  TOTAL CLOSED END MUTUAL FUNDS (COST $1,280,189)                 1,165,738
  COMMON STOCKS 90.1%
  CONSUMER DURABLES 7.3%
  Briggs & Stratton Corp. .......................       14,500      610,450
  D.R. Horton Inc. ..............................       27,500      624,250
  Hasbro Inc. ...................................       26,000      375,700
  La-Z-Boy Inc. .................................       28,000      518,000
  Leggett & Platt Inc. ..........................       22,500      495,675
  M/I Schottenstein Homes Inc. ..................        5,000      197,500
a Palm Harbor Homes Inc. ........................          100        2,175
  Russ Berrie & Co. Inc. ........................       32,200      946,680
                                                                -----------
                                                                  3,770,430
                                                                 ----------
  CONSUMER NON-DURABLES 8.4%
  DIMON Inc. ....................................       54,000      540,000
  Lancaster Colony Corp. ........................       17,000      560,660
  Standard Commercial Corp. .....................       60,000    1,023,600
a Timberland Co., A .............................       16,000      632,160
a Tommy Hilfiger Corp. ..........................       64,500      903,000
a Tropical Sportswear International Corp. .......       16,500      343,365
  Wolverine World Wide Inc. .....................       18,000      321,660
                                                                 ----------
                                                                  4,324,445
                                                                 ----------
a CONSUMER SERVICES 1.7%
  Aztar Corp. ...................................       39,000      471,900
  Cheap Tickets Inc. ............................       27,000      407,700
                                                                 ----------
                                                                    879,600
                                                                 ----------
  ELECTRONIC TECHNOLOGY 8.0%
a Avocent Corp. .................................       54,600    1,242,150
  Cohu Inc. .....................................       32,400      729,000
  Diebold Inc. ..................................       37,000    1,189,550
a ESCO Technologies Inc. ........................          600       18,090
a General Semiconductor Inc. ....................       30,500      319,030
a Genrad Inc. ...................................       96,000      576,000
a SPACEHAB Inc. .................................       13,500       30,375
                                                                 ----------
                                                                  4,104,195
                                                                 ----------
  ENERGY MINERALS 2.6%
  Consol Energy .................................       29,000      733,700
a Nuevo Energy Co. ..............................       14,000      228,200
  USX-Marathon Group Inc. .......................       12,500      368,875
                                                                 ----------
                                                                  1,330,775
                                                                 ----------
  FINANCE 16.6%
  Allstate Corp. ................................       22,500      989,775
  American National Insurance Co. ...............        9,500      710,125
  Harleysville Group Inc. .......................       16,500      490,875
  Household International Inc. ..................        5,500      366,850
  Manulife Financial Corp. (Canada) .............        9,000      251,190
  MGIC Investment Corp. .........................        5,000      363,200
  National Commerce Financial Corp. .............       33,500      816,395
  Penn-America Group Inc. .......................       28,000      280,000
  The PMI Group Inc. ............................       14,000    1,017,240
  Presidential Life Corp. .......................       71,500    1,601,600
  Reinsurance Group of America Inc. .............       15,000      568,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

 FRANKLIN VALUE SECURITIES FUND                        SHARES      VALUE
------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FINANCE (CONT.)
  StanCorp Financial Group Inc. .................        4,000   $  189,560
  Washington Mutual Inc. ........................       24,000      901,200
                                                                 ----------
                                                                  8,546,510
                                                                 ----------
  HEALTH TECHNOLOGY .7%
  West Pharmaceutical Services Inc. .............       13,000      351,000
                                                                 ----------
  INDUSTRIAL SERVICES 5.8%
a Atwood Oceanics Inc. ..........................       15,000      526,500
  ENSCO International Inc. ......................       20,000      468,000
a Oil States International Inc. .................       49,000      451,780
a Rowan Cos. Inc. ...............................       21,500      475,150
  Santa Fe International Corp. ..................       17,500      507,500
  Transocean Sedco Forex Inc. ...................       13,000      536,250
                                                                -----------
                                                                  2,965,180
                                                                 ----------
  NON-ENERGY MINERALS 3.6%
  Commonwealth Industries Inc. ..................       10,000       44,800
  Nucor Corp. ...................................        4,500      220,005
  Reliance Steel & Aluminum Co. .................       62,500    1,578,125
                                                                 ----------
                                                                  1,842,930
                                                                 ----------
  PROCESS INDUSTRIES .8%
  Myers Industries Inc. .........................       25,800      389,580
                                                                 ----------
  PRODUCER MANUFACTURING 15.8%
  Baldor Electric Co. ...........................       14,000      299,180
a Cable Design Technologies Corp. ...............       47,000      759,520
  Carlisle Cos. Inc. ............................       14,000      488,180
  CIRCOR International Inc. .....................       17,900      323,095
  Dana Corp. ....................................       16,000      373,440
  Federal Signal Corp. ..........................       13,500      316,845
  Graco Inc. ....................................       30,000      990,000
  JLG Industries Inc. ...........................       60,000      741,000
  Kaydon Corp. ..................................       13,500      346,275
a Lone Star Technologies Inc. ...................       18,000      651,600
a Mueller Industries Inc. .......................       20,000      658,200
  Superior Industries International Inc. ........       10,500      402,150
  Teleflex Inc. .................................        8,000      352,000
  Timken Co. ....................................       30,500      516,670
a Tower Automotive Inc. .........................       62,000      635,500
  Watts Industries Inc., A ......................       16,000      271,200
                                                                 ----------
                                                                  8,124,855
                                                                 ----------
  RETAIL TRADE 5.4%
  Family Dollar Stores Inc. .....................       30,000      768,900
  Fresh Brands Inc. .............................       18,000      250,200
a The Men's Wearhouse Inc. ......................       29,000      800,400
  The TJX Cos. Inc. .............................       30,000      956,100
                                                                 ----------
                                                                  2,775,600
                                                                 ----------
  TECHNOLOGY SERVICES 1.1%
  Reynolds & Reynolds Co., A ....................       25,000      548,750
                                                                 ----------
  TRANSPORTATION 11.1%
  Airborne Inc. .................................        5,500       63,745
a Atlantic Coast Airlines Holdings Inc. .........        4,000      119,960
  Delta Air Lines Inc. ..........................       19,000      837,520
a Midwest Express Holdings ......................       58,000    1,006,300
a OMI Corp. .....................................      106,000      594,660
  Overseas Shipholding Group Inc. ...............       29,400      897,876
  Stolt Nielsen SA, ADR (Norway) ................       18,500      330,225

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

 FRANKLIN VALUE SECURITIES FUND                        SHARES      VALUE
------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TRANSPORTATION (CONT.)
  Teekay Shipping Corp. (Bahamas) ...............       34,500 $ 1,380,690
  Tidewater Inc. ................................       12,500      471,250
                                                                 ----------
                                                                  5,702,226
                                                                 ----------
  UTILITIES 1.2%
  Northeast Utilities ...........................       28,700      595,525
                                                                 ----------
 TOTAL COMMON STOCKS (COST $39,406,748)..........                46,251,601
                                                                 -----------
 TOTAL LONG TERM INVESTMENTS (COST $40,686,937)..                47,417,339
                                                                 ----------
b SHORT TERM INVESTMENTS 7.2%
  Franklin Institutional Fiduciary Trust
  Money Market Portfolio (COST $3,710,598).......    3,710,598    3,710,598
                                                                 ----------
 TOTAL INVESTMENTS (COST $44,397,535) 99.6% .....                51,127,937
 OTHER ASSETS, LESS LIABILITIES .4% .............                   204,761
                                                                 ----------
 NET ASSETS 100.0%...............................               $51,332,698
                                                                ===========




a Non-income producing

b See Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                       PRINCIPAL
 FRANKLIN ZERO COUPON FUND - 2005                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 89.2%
  FHLB, Strip, A-1, 8/25/02   ...................................    $ 1,000,000        $  949,856
  FHLB, Strip, A-1P, 2/25/04   ..................................        800,000           697,755
  FICO, Strip, 3/26/05   ........................................      5,000,000         4,077,080
  FICO, Strip, 5/11/05   ........................................      3,500,000         2,830,671
  FICO, Strip, 10/06/05   .......................................     11,400,000         9,043,825
  FICO, Strip, 19, 12/06/05   ...................................     10,000,000         7,863,780
  FNMA, Strip, 2/12/08   ........................................        120,000            80,245
  FNMA, Strip, 1, 8/01/04   .....................................        450,000           381,867
  FNMA, Strip, 1, 2/12/05   .....................................      1,000,000           817,457
  FNMA, Strip, 1, 8/12/05   .....................................        875,000           693,565
  FNMA, Strip, 1, 2/01/06   .....................................      4,307,000         3,316,183
  FNMA, Strip, 1, 2/12/06   .....................................        250,000           191,929
  FNMA, Strip, 1, 2/01/08   .....................................      1,730,000         1,168,063
  FNMA, Strip, 9, 8/01/06   .....................................        530,000           395,930
  REFCO, Strip, 1/15/06   .......................................      6,500,000         5,162,105
  REFCO, Strip, 4/15/06   .......................................      3,000,000         2,339,859
  Tennessee Valley Authority, Strip, 10/15/04   .................      6,200,000         5,194,589
  Tennessee Valley Authority, Strip, 4/15/05   ..................      2,260,000         1,829,669
  Tennessee Valley Authority, Strip, 10/15/05   .................      1,000,000           789,379
  U.S. Treasury, Strip, 2/15/06   ...............................      5,800,000         4,601,877
                                                                                       ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $47,424,180)                        52,425,684
                                                                                       ------------
  OTHER SECURITIES - AAA RATED 6.2%
  Exxon Capital Corp., 11/15/04   ...............................      1,500,000         1,252,403
  International Bank for Reconstruction and Development, 2/15/07         541,000           378,765
  International Bank for Reconstruction and Development, 8/15/07       2,500,000         1,685,973
  International Bank for Reconstruction and Development, 2, 2/15/07      459,000           321,356
                                                                                        -----------
  TOTAL OTHER SECURITIES - AAA RATED (COST $3,530,698)                                   3,638,497
                                                                                        -----------
  OTHER SECURITIES - A+ RATED 4.8%
  Diageo PLC, 1/06/04 (Cost $2,735,930)   .......................      3,250,000         2,831,281
                                                                                        -----------
  TOTAL LONG TERM INVESTMENTS (COST $53,690,808)   ..............                       58,895,462
                                                                                        -----------
a REPURCHASE AGREEMENT .2%
  Joint Repurchase Agreement, 3.998%, 7/02/01, (Maturity
   Value $99,231) (Cost $99,198)   ..............................         99,198            99,198
   ABN AMRO Inc. (Maturity Value $9,841)
   Banc of America Securities LLC (Maturity Value $2,399)
   Barclays Capital Inc. (Maturity Value $8,400)
   Bear, Stearns & Co. Inc. (Maturity Value $6,241)
   BMO Nesbitt Burns Corp. (Maturity Value $9,841)
   BNP Paribas Securities Corp. (Maturity Value $9,841)
   Credit Suisse First Boston Corp. (Maturity Value $9,705)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $9,841)
   Greenwich Capital Markets Inc. (Maturity Value $1,440)
   Lehman Brothers Inc. (Maturity Value $9,841)
   Morgan Stanley & Co. Inc. (Maturity Value $8,400)
   SG Cowen Securities Corp. (Maturity Value $3,600)
   UBS Warburg LLC (Maturity Value $9,841)
     Collateralized by U.S. Treasury Bills, Notes and Bonds,
      and U.S. Government Agency Securities
                                                                                        -----------
  TOTAL INVESTMENTS (COST $53,790,006) 100.4%   ..................                       58,994,660
  OTHER ASSETS, LESS LIABILITIES (.4)%   .........................                         (229,869)
                                                                                        -----------
  NET ASSETS 100.0%   ............................................                      $58,764,791
                                                                                        ===========



a See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.



210

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                                       PRINCIPAL
 FRANKLIN ZERO COUPON FUND - 2010                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 88.7%
  FHLB, Strip, 19, 6/06/10   ...................................     $ 9,800,000    $ 5,653,120
  FICO, Strip, A, 8/08/10   ....................................       7,000,000      3,997,441
  FNMA, Strip, 8/12/09   .......................................       1,975,000      1,181,088
  FNMA, Strip, 8/01/10   .......................................       8,250,000      4,675,259
  FNMA, Strip, 8/12/10   .......................................       1,230,000        695,785
  REFCO, Strip, 10/15/10   .....................................      20,000,000     11,802,840
  Sallie Mae, 5/15/14   ........................................       8,650,000      2,944,797
  Tennessee Valley Authority, Strip, 1/01/10   .................         412,000        238,629
  Tennessee Valley Authority, Strip, 4/15/10   .................      12,000,000      6,957,876
  Tennessee Valley Authority, Strip, 10/15/10   ................       1,320,000        744,648
  Tennessee Valley Authority, Strip, 10/15/11   ................       7,295,000      3,819,232
  U.S. Treasury, Strip, 11/15/10   .............................       1,700,000      1,018,786
                                                                                    ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $38,392,632)                     43,729,501
                                                                                    ------------
  OTHER SECURITIES - AAA RATED 11.4%
  International Bank for Reconstruction and Development, 2/15/11  .    1,392,000        728,219
  International Bank for Reconstruction and Development, 2/15/12  .    2,800,000      1,360,794
  International Bank for Reconstruction and Development, 2/15/13  .    3,287,000      1,479,196
  International Bank for Reconstruction and Development, 8/15/13  ..   4,100,000      1,774,423
  International Bank for Reconstruction and Development, 2, 2/15/11      500,000        261,572
                                                                                    ------------
  TOTAL OTHER SECURITIES - AAA RATED (COST $5,331,819)   .........                    5,604,204
                                                                                    ------------
  TOTAL LONG TERM INVESTMENTS (COST $43,724,451)   ...............                   49,333,705
                                                                                    ------------
a REPURCHASE AGREEMENT .3%
  Joint Repurchase Agreement, 3.998%, 7/02/01,
  (Maturity Value $167,358) (Cost $167,302)   ....................       167,302        167,302
   ABN AMRO Inc. (Maturity Value $16,597)
   Banc of America Securities LLC (Maturity Value $4,047)
   Barclays Capital Inc. (Maturity Value $14,168)
   Bear, Stearns & Co. Inc. (Maturity Value $10,525)
   BMO Nesbitt Burns Corp. (Maturity Value $16,597)
   BNP Paribas Securities Corp. (Maturity Value $16,597)
   Credit Suisse First Boston Corp. (Maturity Value $16,368)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $16,597)
   Greenwich Capital Markets Inc. (Maturity Value $2,428)
   Lehman Brothers Inc. (Maturity Value $16,597)
   Morgan Stanley & Co. Inc. (Maturity Value $14,168)
   SG Cowen Securities Corp. (Maturity Value $6,072)
   UBS Warburg LLC (Maturity Value $16,597)
     Collateralized by U.S. Treasury Bills, Notes and Bonds,
     and U.S. Government Agency Securities
                                                                                    ------------
  TOTAL INVESTMENTS (COST $43,891,753) 100.4%   ..................                    49,501,007
  OTHER ASSETS, LESS LIABILITIES (.4)%   .........................                      (175,482)
                                                                                    ------------
  NET ASSETS 100.0%   .............................................                  $49,325,525
                                                                                    ------------




a See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                                                     SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                 COUNTRY          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 76.2%
  AEROSPACE & Defense .9%
  European Aeronautic Defense & Space Co.   .................      Netherlands        21,622      $   398,113
  Honeywell International Inc.   ............................      United States      35,850        1,254,392
                                                                                                  ------------
                                                                                                    1,652,505
                                                                                                  ------------

  AUTO COMPONENTS 2.0%
  Delphi Automotive Systems Corp.   .........................      United States     141,158        2,248,647
  Trelleborg AB, B   ........................................          Sweden        213,441        1,607,864
                                                                                                  ------------
                                                                                                    3,856,511
                                                                                                  ------------
  BANKS 2.3%
  Allied Irish Banks PLC   ..................................     Irish Republic      10,600          118,897
  Anglo Irish Bank Corp. PLC   ..............................     Irish Republic      74,400          280,938
a Banca Popolare Commercio E Industria   ....................         Italy           38,400          414,794
  Bank of Ireland   .........................................     Irish Republic     118,825        1,176,913
a Dexia, Strip VVPR   .......................................        Belgium          63,000              533
  DNB Holding ASA   .........................................        Norway          321,300        1,393,837
  Gjensidige Norway Sparebank, 144A   .......................        Norway            1,200           34,127
  Greenpoint Financial Corp.   ..............................      United States      14,164          543,898
a Nippon Investment Partners, LP   ..........................      United States     477,000          477,000
                                                                                                  ------------
                                                                                                    4,440,937
                                                                                                  ------------
  BEVERAGES 2.8%
  Brown-Forman Corp., A   ...................................      United States       3,300          216,315
  Brown-Forman Corp., B   ...................................      United States      35,800        2,289,052
  Carlsberg AS, B   .........................................         Denmark         35,800        1,498,112
  Coca-Cola West Japan Co. Ltd.   ...........................          Japan          35,530          732,137
  Grolsch NV   ..............................................        Netherlands      39,300          721,943
                                                                                                  ------------
                                                                                                    5,457,559
                                                                                                  ------------
  CHEMICALS 2.0%
  Akzo Nobel NV   ...........................................       Netherlands       16,400          694,168
  ChemFirst Inc.   ..........................................      United States      24,600          644,520
  Givaudan AG   .............................................       Switzerland        1,135          311,936
  Imperial Chemical Industries PLC   ........................      United Kingdom    125,600          736,579
  Imperial Chemical Industries PLC, ADR   ...................      United Kingdom      1,700           40,375
a Syngenta AG   .............................................       Switzerland       26,800        1,402,287
                                                                                                  ------------
                                                                                                    3,829,865
                                                                                                  ------------
  COMMERCIAL SERVICES & SUPPLIES 3.2%
a Cendant Corp.   ...........................................      United States      60,200        1,173,900
  Kidde PLC   ...............................................      United Kingdom  1,124,790        1,289,207
a MDC Corp. Inc., A   .......................................         Canada         139,815        1,271,380
a Republic Services Inc.   ..................................      United States      80,200        1,591,970
  Waste Management Inc.   ...................................      United States      27,900          859,878
                                                                                                  ------------
                                                                                                    6,186,335
                                                                                                  ------------
  COMMUNICATIONS EQUIPMENT .2%
  Motorola Inc.   ...........................................      United States     27,100           448,776
                                                                                                  ------------
a COMPUTERS & Peripherals .4%
  Apple Computer Inc.   .....................................      United States     28,500           662,625
  DecisionOne Corp.   .......................................      United States      5,288            15,864
                                                                                                  ------------
                                                                                                      678,489
                                                                                                  ------------
  CONSTRUCTION & Engineering 2.7%
  Acciona SA   ...............................................          Spain        44,100         1,642,639
  Actividades de Construcciones y Servicios SA   .............          Spain        17,500           485,029
  Fomento de Construcciones y Contratas SA   .................          Spain        22,800           434,278
  Vinci SA   .................................................          France       41,180         2,623,274
                                                                                                  ------------
                                                                                                    5,185,220
                                                                                                  ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)


                                                                                     SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                 COUNTRY          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  CONSTRUCTION MATERIALS .9%
  Ciments Francais SA   .....................................           France       21,000       $   914,651
  RMC Group PLC   ...........................................      United Kingdom    90,000           867,015
                                                                                                  ------------
                                                                                                    1,781,651
                                                                                                  ------------
 CONTAINERS & PACKAGING 1.1%
  Kinnevik AB, B   ..........................................          Sweden       99,387          2,054,328
                                                                                                  ------------
  DIVERSIFIED FINANCIALS 9.9%
  Bear Stearns Cos. Inc.   ..................................      United States    20,612          1,215,490
a Berkshire Hathaway Inc., A   ..............................      United States        26          1,804,400
a Berkshire Hathaway Inc., B   ..............................      United States       820          1,886,000
  E-L Financial Corp. Ltd.   ................................         Canada         6,600            826,305
  Investors Group Inc.   ....................................         Canada       109,200          1,539,852
  Invik & Co. AB, B   .......................................         Sweden        24,156          1,713,168
  Irish Life & Permanent PLC   ..............................      Irish Republic  205,400          2,364,356
a London Stock Exchange PLC   ...............................      United Kingdom   22,300          1,144,699
a MFN Financial Corp.   .....................................      United States    20,281            148,558
  Morgan Stanley Asia-Pacific Fund   ........................      United States    40,758            343,590
  Pargesa Holdings SA   .....................................      Switzerland       1,047          2,388,217
  Power Corp. of Canada   ...................................        Canada         15,600            359,779
  Power Financial Corp.   ...................................        Canada         10,900            229,837
  Schroders PLC   ...........................................      United Kingdom   22,000            251,695
  Stilwell Financial Inc.   .................................      United States    17,900            600,724
a Value Catalyst Fund Ltd.   ................................      Cayman Islands    6,815            790,336
  Van Der Moolen Holdings NV   ..............................       Netherlands     60,300          1,577,345
                                                                                                  ------------
                                                                                                   19,184,351
                                                                                                  ------------
 DIVERSIFIED TELECOMMUNICATION SERVICES 3.7%
  AT&T Corp.   ..............................................      United States    36,190            796,180
  British Telecommunications PLC   ..........................      United Kingdom  112,800            709,105
  Qwest Communications International Inc.   .................      United States    19,800            631,026
  Sprint Corp. (FON Group)   ................................      United States    93,400          1,995,024
  Telephone & Data Systems Inc.   ...........................      United States    28,300          3,077,625
                                                                                                  ------------
                                                                                                    7,208,960
                                                                                                  ------------
  ELECTRIC UTILITIES 1.2%
  E.On AG   .................................................        Germany        12,600            654,922
  Endesa SA   ...............................................         Spain         50,900            811,801
  Endesa SA, ADR   ..........................................         Spain          2,800             44,464
  PG & E Corp.   ............................................      United States    72,800            815,360
                                                                                                  ------------
                                                                                                    2,326,547
                                                                                                  ------------
a FOOD & Drug Retailing .1%
  Brunos Inc.   .............................................      United States     2,247            224,700
                                                                                                  ------------
  FOOD PRODUCTS 3.1%
  Cadbury Schweppes PLC   ...................................      United Kingdom  139,200            938,689
  Farmer Brothers Co.   .....................................      United States     7,000          1,631,000
  Greencore Group PLC   .....................................      Irish Republic  280,100            604,650
a Kraft Foods Inc.   ........................................      United States     9,345            289,695
  Nestle SA   ...............................................      Switzerland       3,650            768,603
  Orkla ASA   ...............................................         Norway        54,400            984,763
  Ralston-Ralston Purina Group   ............................      United States    22,900            687,458
  Weetabix Ltd., A   ........................................     United Kingdom       700             28,303
                                                                                                  ------------
                                                                                                    5,933,161
                                                                                                  ------------
  HEALTH CARE PROVIDERS & SERVICES 1.5%
  Cigna Corp.   .............................................      United States     5,900            565,338
a Kindred Healthcare Inc.   .................................      United States    32,230          1,469,688
a Kindred Healthcare Inc., Series A, wts., 4/20/06   ........      United States     5,258             89,912



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST STATEMENT OF
INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)

                                                                                     SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                 COUNTRY          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  HEALTH CARE PROVIDERS & SERVICES (CONT.)
a Kindred Healthcare Inc., Series B, wts., 4/20/06   ........      United States     13,145       $   199,804
a Wellpoint Health Networks Inc.   ..........................      United States      6,300           593,712
                                                                                                  ------------
                                                                                                    2,918,454
                                                                                                  ------------
 HOTELS RESTAURANTS & LEISURE 1.0%
a Fine Host Corp.   .........................................      United States     49,920           449,280
  Moevenpick Holding AG, Br.   ..............................       Switzerland       1,546           666,583
  Thistle Hotels PLC   ......................................      United Kingdom   440,700           787,119
                                                                                                  ------------
                                                                                                    1,902,982
                                                                                                  ------------
  HOUSEHOLD PRODUCTS .5%
  Kimberly-Clark Corp.   ....................................      United States    16,000            894,400
                                                                                                  ------------
  INDUSTRIAL CONGLOMERATES .8%
  Remgro Ltd.   .............................................      South Africa     63,536            455,551
  Tyco International Ltd.   .................................      United States    21,384          1,165,428
                                                                                                  ------------
                                                                                                    1,620,979
                                                                                                  ------------
 INSURANCE 3.3%
a Alleghany Corp.   .........................................      United States     3,475            705,425
  Allmerica Financial Corp.   ...............................      United States    15,400            885,500
a Fairfax Financial Holdings Ltd.   .........................        Canada          6,600            991,131
  Industrial Alliance Life Insurance Co.   ..................        Canada          8,830            223,136
a Markel Corp.   ............................................      United States     5,500          1,080,750
  MBIA Inc.   ...............................................      United States    23,000          1,280,640
  Old Republic International Corp.   ........................      United States    38,900          1,128,100
                                                                                                  ------------
                                                                                                    6,294,682
                                                                                                  ------------
  MACHINERY .1%
  Wartsila OYJ, B   .........................................          Finland       7,500            150,791
                                                                                                  ------------
  MARINE .3%
  Koninklijke Nedlloyd Groep NV   ...........................        Netherlands     2,700             53,142
  Peninsular & Oriental Steam Navigation Co.   ..............      United Kingdom  159,100            595,176
                                                                                                    ------------
                                                                                                      648,318
                                                                                                    ------------
  MEDIA 11.8%
  Asatsu DK Inc.   ..........................................           Japan       26,000            527,421
  Astral Media Inc., A   ....................................          Canada       25,900            840,521
a AT&T Corp. - Liberty Media Group, A   .....................      United States    97,400          1,703,526
a Clear Channel Communications Inc.   .......................      United States    10,600            664,620
a General Motors Corp., H   .................................      United States    66,835          1,353,409
  Lagardere SCA   ...........................................         France        81,734          3,847,055
a Modern Times Group AB   ...................................         Sweden        69,300          1,559,757
  Nippon Television Network Corp.   .........................         Japan          1,300            314,785
  NV Holdingsmig de Telegraaf   .............................        Netherlands    56,178            998,703
  Scripps Co., A   ..........................................      United States    29,900          2,063,100
a Sogecable SA   ............................................         Spain         35,300            709,425
a Studio Canal   ............................................         France        43,700            430,981
  TVA Group Inc., B   .......................................         Canada       106,300          1,085,695
  United Business Media PLC   ...............................      United Kingdom  108,600            882,778
a USA Networks Inc.   .......................................      United States    67,900          1,914,101
  Vivendi Universal SA   ....................................         France        27,800          1,620,315
  Washington Post Co., B   ..................................      United States     3,821          2,193,254
                                                                                                  ------------
                                                                                                   22,709,446
                                                                                                  ------------
a MULTILINE RETAIL 1.4%
  Federated Department Stores Inc.   ........................      United States    61,400          2,609,500
                                                                                                  ------------
  MULTI-UTILITIES 2.1%
  Suez SA   .................................................          France      123,795          3,982,333
a Suez SA, Strip VVPR   .....................................          France       41,500                351
                                                                                                  ------------
                                                                                                    3,982,684
                                                                                                  ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)


                                                                                     SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                 COUNTRY          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    OFFICE ELECTRONICS .2%
    Oce NV   ................................................        Netherlands    29,500        $   309,667
                                                                                                  ------------
    OIL & GAS 2.7%
    Conoco Inc., A   ........................................      United States    21,500            606,300
    Royal Dutch Petroleum Co., Br.   ........................       Netherlands     12,400            713,598
    Shell Transport & Trading Co. PLC   .....................      United Kingdom  165,600          1,376,390
    Tosco Corp.   ...........................................      United States    14,200            625,510
    Total Fina Elf SA, B   ..................................           France       8,524          1,193,520
    Total Fina Elf SA, B, ADR   .............................          France       10,770            756,054
                                                                                                  ------------
                                                                                                    5,271,372
                                                                                                  ------------
    PAPER & Forest Products 2.6%
    Abitibi-Consolidated Inc.   .............................        Canada        141,200          1,079,283
    Boise Cascade Corp.   ...................................      United States    24,100            847,597
    Canfor Corp.   ..........................................        Canada          6,900             45,012
    International Paper Co.   ...............................      United States    26,800            956,760
    Mead Corp.   ............................................      United States    52,900          1,435,706
    Potlatch Corp.   ........................................      United States    18,100            622,821
                                                                                                  ------------
                                                                                                    4,987,179
                                                                                                  ------------
    PHARMACEUTICALS 1.2%
    Merck & Co. Inc.   ......................................      United States     9,000            575,190
    Schering-Plough Corp.   .................................      United States    11,700            424,008
    Taisho Pharmaceutical Co. Ltd.   ........................          Japan        25,200            473,813
    Takeda Chemical Industries Ltd.   .......................          Japan        16,100            748,717
                                                                                                  ------------
                                                                                                    2,221,728
                                                                                                  ------------
    REAL ESTATE 1.0%
    Cheung Kong Holdings Ltd.   .............................        Hong Kong      51,830            564,821
    Fastighets AB Tornet   ..................................          Sweden       46,700            624,220
a,c Security Capital European Realty   ......................        Luxembourg     13,770            215,019
    Ventas Inc.   ...........................................      United States    55,600            608,820
                                                                                                  ------------
                                                                                                    2,012,880
                                                                                                  ------------
  ROAD & RAIL 2.0%
  Burlington Northern Santa Fe Corp.   ......................      United States    15,800            476,686
  Canadian National Railway Co.   ...........................          Canada        9,300            376,388
  Canadian Pacific Ltd.   ...................................          Canada        7,600            293,664
  FirstGroup PLC   ..........................................      United Kingdom   66,000            336,934
  Florida East Coast Industries Inc., A   ...................      United States    25,300            895,620
  Florida East Coast Industries Inc., B   ...................      United States     3,000            105,900
  Railtrack Group PLC   .....................................      United Kingdom  297,998          1,399,760
                                                                                                  ------------
                                                                                                    3,884,952
                                                                                                  ------------
a SEMICONDUCTOR EQUIPMENT & PRODUCTS .5%
  Agere Systems Inc., A   ...................................      United States   121,600            912,000
                                                                                                  ------------

  SPECIALTY RETAIL .9%
  GIB Group SA   ............................................         Belgium       44,500          1,798,806
                                                                                                  ------------
  TEXTILES & APPAREL .6%
  Compagnie Financiere Richemont AG, Br., A   ...............        Switzerland       442          1,121,322
                                                                                                  ------------
  Tobacco 4.2%
a Altadis SA   ..............................................         Spain         132,000         1,881,771
  British American Tobacco PLC   ............................      United Kingdom   256,500         1,947,937
  Gallaher Group PLC   ......................................      United Kingdom   233,750         1,469,444
  Gallaher Group PLC, ADR   .................................      United Kingdom     7,100           176,790
  Imperial Tobacco Group PLC   ..............................      United Kingdom     6,900            81,027
  Korea Tobacco & Ginseng Corp.   ...........................      South Korea       24,090           326,940
  Philip Morris Cos. Inc.   .................................      United States     25,400         1,289,050
  Swedish Match AB   ........................................        Sweden         212,400           995,136
                                                                                                  ------------
                                                                                                    8,168,095
                                                                                                  ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)


                                                                                     SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                 COUNTRY          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
  TRADING COMPANIES & DISTRIBUTORS .2%
  Compania de Distribucion Intefral Logista SA   ............         Spain          40,600         $ 479,459
                                                                                                  ------------
  TRANSPORTATION INFRASTRUCTURE .4%
  Mersey Docks & Harbour Co.   ..............................      United Kingdom    94,000           765,421
                                                                                                  ------------
a WIRELESS TELECOMMUNICATION SERVICES .4%
  AT&T Wireless Group   .....................................      United States     44,900           734,110
                                                                                                  ------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $132,598,586)                                            146,849,137
  PREFERRED STOCKS 2.1%
  Dyckerhoff AG, pfd.   .....................................         Germany        85,603         1,608,766
  Finova Finance Trust, 5.50%, cvt. pfd.   ..................      United States      6,080           204,440
  Henkel KGAA, pfd.   .......................................         Germany         7,800           452,310
c White Mountains Insurance Group Inc., cvt. pfd.   .........      United States      5,000         1,693,125
                                                                                                  ------------
  TOTAL PREFERRED STOCKS (COST $3,104,016)   ................                                       3,958,641
                                                                                                  ------------
                                                                                     PRINCIPAL
                                                                                       AMOUNT*
                                                                                     ---------
  CORPORATE BONDS & Notes 1.8%
  Arch Wireless Inc., Tranche B-1, Term Loan 6/30/06   ......      United States   $ 594,343          326,889
  DecisionOne Corp., Term Loan   ............................      United States     199,753          149,815
  Eurotunnel Finance Ltd., Equity note, 12/31/03   ..........      United Kingdom    113,008 GBP       76,286
  Eurotunnel PLC:
   12/31/25, Tier 3   .......................................      United Kingdom    181,833 GBP      176,447
   12/31/50, Resettable Advance R5   ........................      United Kingdom    294,249 GBP      158,285
   Stabilization Facility S8, Tier 1   ......................      United Kingdom     94,726 GBP       36,635
   Stabilization Facility S8, Tier 2   ......................      United Kingdom     96,506 GBP       32,573
  Eurotunnel SA:
   Stabilization Advance S6, Tier 1 (Pibor)   ...............          France         25,555 EUR        5,949
   Stabilization Advance S6, Tier 2 (Pibor)   ...............          France         51,968 EUR       10,558
   Stabilization Advance S7, Tier 1 (Pibor)   ...............          France         40,913 EUR        9,525
  Fremont General Corp., Series B, 7.875%, 3/17/09   ........      United States      70,000           51,450
  Kindred Healthcare Operating Inc., senior secured
   note, FRN, 4/18/08   .....................................      United States     688,978          651,085
  Meditrust Corp., 7.114%, 8/15/04   ........................      United States      45,000           42,075
  Service Corp. International:
   6.30%, 3/15/03   .........................................      United States      280,000         264,600
   7.375%, 4/15/04   ........................................      United States      165,000         151,388
   6.00%, 12/15/05   ........................................      United States      410,000         342,350
   7.20%, 6/01/06    ........................................      United States       30,000          25,950
   6.875%, 10/01/07   .......................................      United States      140,000         116,200
   6.50%, 3/15/08   .........................................      United States      115,000          92,000
   7.70%, 4/15/09   .........................................      United States      380,000         317,300
  Southwest Royalties Inc., B, 10.50%, 10/15/04   ...........      United States      435,000         378,450
                                                                                                  ------------
  TOTAL CORPORATE BONDS & Notes (Cost $2,978,152)                                                   3,415,810
                                                                                                  ------------
b BONDS & NOTES IN REORGANIZATION 6.7%
  Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11   .....      United States       20,000          13,000
  Altos Hornos de Mexico SA:
   5.50%, 12/15/01   ........................................          Mexico          10,000           2,900
   Series A, 11.375%, 4/30/02   .............................          Mexico         149,000          43,210
   Series B, 11.875%, 4/30/04   .............................          Mexico         155,000          44,950
   Tranche A, Term Loan   ...................................          Mexico          47,468          13,766
  Dow Corning Corp., 9.375%, 2/01/08   ......................      United States      300,000         501,000
  Edison International:
   6.875%, 9/15/04   ........................................      United States      605,000         477,950
   FRN, 6.564%, 11/01/01   ..................................      United States       10,000           9,400
   zero cpn., 1/22/01   .....................................      United States       45,000          33,300
  Finova Capital Corp.:
   5.875%, 10/05/01   .......................................      United States       90,000          84,600
   9.125%, 2/27/02   ........................................      United States       25,000          23,500


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)


                                                                                     SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                 COUNTRY          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------------
b BONDS & NOTES IN REORGANIZATION (CONT.)
  Finova Capital Corp.:
   6.12%, 5/28/02    ........................................      United States     $  30,000        $  28,200
   6.50%, 7/28/02    ........................................      United States        10,000            9,400
   6.39%, 10/08/02    .......................................      United States        50,000           47,000
   6.25%, 11/01/02    .......................................      United States       190,000          178,600
   6.54%, 11/15/02    .......................................      United States        16,000           15,040
   5.99%, 1/10/03    ........................................      United States        24,000           22,560
   6.11%, 2/18/03    ........................................      United States       810,000          761,400
   6.15%, 3/31/03    ........................................      United States        20,000           18,800
   7.30%, 9/22/03    ........................................      United States       500,000          470,000
   6.33%, 11/24/03    .......................................      United States        40,000           37,600
   6.00%, 1/07/04    ........................................      United States        70,000           65,800
   6.125%, 3/15/04    .......................................      United States       368,000          345,920
   7.125%, 5/17/04    .......................................      United States       140,000          131,600
   6.90%, 6/19/04    ........................................      United States       150,000          141,000
   7.064%, 9/23/04    .......................................      United States        30,000           28,200
   7.429%, 10/14/04    ......................................      United States        40,000           37,600
   7.25%, 11/08/04    .......................................      United States     1,145,000        1,076,300
   6.375%, 5/15/05    .......................................      United States       135,000          126,900
   6.71%, 11/07/05    .......................................      United States        60,000           56,400
   7.40%, 5/06/06    ........................................      United States        50,000           47,000
   7.25%, 7/12/06    ........................................      United States       135,000          126,900
   7.40%, 6/01/07    ........................................      United States        10,000            9,400
   6.75%, 3/09/09    ........................................      United States       220,000          206,800
   7.625%, 9/21/09    .......................................      United States       290,000          272,600
   FRN, 6.525%, 5/01/01    ..................................      United States        45,000           42,300
   FRN, 5.568%, 8/14/01    ..................................      United States        45,000           42,300
   FRN, 6.91%, 6/18/03    ...................................      United States        75,000           70,500
   Revolver 1    ............................................      United States       224,275          210,819
   Revolver 2    ............................................      United States       124,000          116,560
   Revolver 3    ............................................      United States       248,000          233,120
  Genesis Health Ventures Inc.:
   Revolver    ..............................................      United States        50,000           34,500
   Term Loan A    ...........................................      United States        29,004           20,013
   Term Loan B    ...........................................      United States       134,851           93,047
   Term Loan C    ...........................................      United States       135,132           93,241
  Greyhound Financial Corp.:
   7.25%, 4/01/01    ........................................      United States        20,000           18,800
   Series B, 7.82%, 1/27/03    ..............................      United States        30,000           28,200
  Harnischfeger Industries Inc.:
   8.90%, 3/01/22    ........................................      United States       162,000          105,300
   8.70%, 6/15/22    ........................................      United States       159,000          103,350
   7.25%, 12/15/25    .......................................      United States       232,000          150,800
   6.875%, 2/15/27    .......................................      United States       216,000          140,400
   Bank Claim    ............................................      United States       250,450          162,793
  Laidlaw Inc.:
   7.70%, 8/15/02    ........................................         Canada           305,000          147,925
   7.05%, 5/15/03    ........................................         Canada           185,000           89,725
   6.65%, 10/01/04    .......................................         Canada            10,000            4,750
   7.875%, 4/15/05    .......................................         Canada           175,000           84,875
   6.50%, 5/01/05    ........................................         Canada           137,000           65,075
   7.65%, 5/15/06    ........................................         Canada           100,000           48,500
   6.70%, 5/01/08    ........................................         Canada           130,000           61,750
   8.75%, 4/15/25    ........................................         Canada           179,000           86,815
   6.72%, 10/01/27    .......................................         Canada           379,000          180,025
   Revolver    ..............................................         Canada           855,490          436,300



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)

                                                                                     SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                 COUNTRY          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------------
b BONDS & NOTES IN REORGANIZATION (CONT.)
  Loewen Group Inc.:
   144A, 6.70%, 10/01/99    .................................       Canada         $ 515,000        $ 272,950
   Revolver    ..............................................       Canada           341,354          221,880
   Series 5, 6.10%, 10/01/02    .............................       Canada           355,000 CAD      142,692
   Term Loan    .............................................       Canada            56,500           36,725
  Loewen Group International Inc.:
   Series 2, 8.25%, 4/15/03    ..............................       Canada           130,000           79,300
   Series 3, 7.50%, 4/15/01    ..............................       Canada           135,000           82,350
   Series 3, 7.75%, 10/15/01    .............................       Canada            45,000           25,650
   Series 4, 8.25%, 10/15/03    .............................       Canada           285,000          162,450
   Series 6, 7.20%, 6/01/03    ..............................       Canada           718,000          380,540
   Series 7, 7.60%, 6/01/08    ..............................       Canada           490,000          259,700
  Multicare Cos. Inc.:
   Revolver    ..............................................      United States      28,999           22,039
   Term Loan A    ...........................................      United States      34,727           26,393
   Term Loan B    ...........................................      United States     129,741           98,603
   Term Loan C    ...........................................      United States      43,017           32,693
  Optel Inc.:
   13.00%, 2/15/05    .......................................      United States     338,000          119,990
   11.50%, 7/01/08    .......................................      United States      15,000            5,325
  PG&E Corp.:
   7.375%, 11/01/05    ......................................      United States     853,000          622,690
   6.75%, 10/01/23    .......................................      United States      10,000            8,400
   Commercial Paper, 1/18/01    .............................      United States      35,000           24,150
   Commercial Paper, 1/30/01    .............................      United States      18,000           12,420
   Commercial Paper, 2/16/01    .............................      United States      54,000           37,260
   FRN, 144A, 7.575%, 10/31/01    ...........................      United States     701,000          511,730
   MTN, 5.94%, 10/07/03    ..................................      United States      44,000           32,120
  Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17    ....      United States      10,000            6,500
  Safety Kleen Corp.:
   9.25%, 5/15/09    ........................................      United States      31,000                3
   Bank Claim    ............................................        Canada           29,291 CAD        7,238
   Revolver    ..............................................      United States     102,711           38,517
   Term Loan A    ...........................................      United States     160,091           60,034
   Term Loan B    ...........................................      United States     212,987           79,870
   Term Loan C    ...........................................      United States     212,987           79,870
  SFC New Holdings Inc., PIK, 13.25%, 8/15/03    ............      United States     700,000           31,500
  Southern California Edison Co.:
   7.20%, 11/03/03    ........................................     United States     913,000          680,185
   6.375%, 1/15/06    ........................................     United States      25,000           17,125
   7.125%, 7/15/25    ........................................     United States      25,000           20,625
   FRN, 6.514%, 5/01/02    ...................................     United States     221,000          164,645
  United Cos. Financial Corp., Revolver    ...................     United States   1,199,266           29,982
                                                                                                  -------------
  TOTAL BONDS & NOTES IN REORGANIZATION (COST $11,152,378)                                         12,814,523
                                                                                                  -------------
  COMPANIES IN LIQUIDATION
  Nippon Credit Bank Ltd., Bank Claim    ....................        Japan        23,138,740 JPY        1,855
  Nippon Total Finance, Bank Claim    .......................        Japan        21,981,960 JPY          705
                                                                                                  -------------
                                                                                                        2,560
                                                                                                  -------------
  SHORT TERM INVESTMENTS 9.3%
d Federal Home Loan Bank, 3.51% - 5.18%, 7/02/01 - 9/26/01 ..      United States  13,900,000       13,872,223
  Federal National Mortgage Association, 3.51% - 4.08%,
    8/24/01 - 9/04/01   .....................................      United States   4,150,000        4,124,881
                                                                                                  -------------
  TOTAL SHORT TERM INVESTMENTS (COST $17,986,549)   .........                                      17,997,104
                                                                                                  -------------
  TOTAL INVESTMENTS (COST $167,819,681) 96.1%   .............                                     185,037,775
  SECURITIES SOLD SHORT (.6)%   .............................                                      (1,122,496)
  NET EQUITY IN FORWARD CONTRACTS 1.2%   ....................                                       2,234,009
  OTHER ASSETS, LESS LIABILITIES 3.3%   .....................                                       6,445,071
                                                                                                  -------------
  TOTAL NET ASSETS 100.0%   .................................                                    $192,594,359
                                                                                                 ==============


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)

                                                                                     SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                 COUNTRY          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------------
 e SECURITIES SOLD SHORT
ISSUER
---------------------------------------------------------------------------------------------------------------------------
  Phillips Petroleum Co.   ..................................      United States     12,200     $  695,400
  Telefonaktiebolaget LM Ericsson AB, B, ADR   ..............          Sweden        78,800        427,096
                                                                                                 ----------
  TOTAL SECURITIES SOLD SHORT (PROCEEDS $1,114,772)   .......                                   $1,122,496


f SYNTHETIC EQUITY SWAPS (SES)                                                           VALUE AT   UNREALIZED
  ISSUER                                                           COUNTRY    SHARES     6/30/01    GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------
  Assa Abloy AB, ses., 123.607  ............................        Sweden    1,219   $ 17,414    $  (3,608)
  Assa Abloy AB, ses., 131.736  ............................        Sweden      225      3,214         (871)
  Assa Abloy AB, ses., 138.82  .............................        Sweden    6,719     95,983      (10,522)
  Assa Abloy AB, ses., 140.00  .............................        Sweden      210      3,000         (306)
  Assa Abloy AB, ses., 144.50  .............................        Sweden      223      3,186         (302)
  Assa Abloy AB, ses., 144.86  .............................        Sweden      550      7,857         (557)
  Assa Abloy AB, ses., 146.50  .............................        Sweden      350      5,000         (243)
  Assa Abloy AB, ses., 146.60  .............................        Sweden      285      4,071         (233)
  Assa Abloy AB, ses., 160.40  .............................        Sweden      870     12,428          356
  Assa Abloy AB, ses., 161.30  .............................        Sweden    3,440     49,141        1,691
  Assa Abloy AB, ses., 161.32  .............................        Sweden    1,243     17,757          613
  Assa Abloy AB, ses., 161.59  .............................        Sweden    4,142     59,170        2,150
  Assa Abloy AB, ses., 161.59  .............................        Sweden    8,528    121,825        4,523
  Assa Abloy AB, ses., 163.05  .............................        Sweden    6,933     99,040        4,771
  Assa Abloy AB, ses., 169.50  .............................        Sweden      505      7,214          628
  Ericsson (lm) Telephone Co., ses., 82.13  ................        Sweden   31,260    170,870       64,341
  LVMH Moet Hennessy Louis Vuitton, ses., 66.38  ...........        France    4,168    209,940       23,646
  Skandia Foersaekrings AB, ses., 109.43  ..................        Sweden   26,050    239,314       21,849
  Tele2 AB, ses., 382.42  ..................................        Sweden    5,371    174,422       13,805
  Tele2 AB, ses., 386.57  ..................................        Sweden    4,380    142,240       12,920
  Tele2 AB, ses., 390.96  ..................................        Sweden    2,515     81,674        8,428
                                                                                     ------------------------
  TOTAL SYNTHETIC EQUITY SWAPS                                                      $1,524,759    $143,079

CURRENCY ABBREVIATIONS:
CAD - Canadian Dollar
EUR - European Unit
GBP - British Pound
JPY - Japanese Yen




* The principal amount is stated in U.S. dollars unless otherwise indicated.

a Non-income producing

b See Note 7 regarding defaulted securities.

c See Note 8 regarding restricted securities.

d See Note 1(h) regarding securities segregated with broker for securities sold short.

e See Note 1(h) regarding securities sold short.

f See Note 1(f) regarding synthetic equity swaps.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                                     SHARES/
 MUTUAL SHARES SECURITIES FUND                    COUNTRY           WARRANTS         VALUE
---------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 71.1%
   AEROSPACE & Defense 1.4%
   European Aeronautic Defense & Space Co. ...   Netherlands           49,066   $   903,422
   Goodrich Corp. ............................   United States         83,332     3,164,949
   Honeywell International Inc. ..............   United States        102,300     3,579,477
                                                                                -----------
                                                                                  7,647,848
                                                                                -----------
   AUTO COMPONENTS 2.4%
   Borg Warner Inc. ..........................   United States         24,155     1,198,571
   Delphi Automotive Systems Corp. ...........   United States        512,960     8,171,453
 a Lear Corp. ................................   United States        102,291     3,569,956
                                                                                -----------
                                                                                 12,939,980
                                                                                -----------
   BANKS 2.6%
   Allied Irish Banks PLC ....................   Irish Republic        26,500       297,244
   Bank of Ireland ...........................   Irish Republic       235,750     2,335,008
   Greenpoint Financial Corp. ................   United States         75,294     2,891,290
 a Nippon Investment Partners, LP ............   United States      1,148,000     1,148,000
   Sovereign Bancorp Inc. ....................   United States        377,100     4,902,300
   U.S. Bancorp ..............................   United States        119,952     2,733,706
                                                                                -----------
                                                                                 14,307,548
                                                                                -----------
   BEVERAGES 1.1%
   Brown-Forman Corp., A .....................   United States          1,800       117,990
   Brown-Forman Corp., B .....................   United States         58,600     3,746,884
   Pepsi Bottling Group Inc. .................   United States         48,500     1,944,850
                                                                                -----------
                                                                                  5,809,724
                                                                                -----------
 a BUILDING PRODUCTS .4%
   American Standard Cos. Inc. ...............   United States         35,350     2,124,535
                                                                                -----------
   CHEMICALS 1.4%
   Akzo Nobel NV .............................   Netherlands           46,000     1,947,057
   Imperial Chemical Industries PLC ..........   United Kingdom       318,200     1,866,079
   Imperial Chemical Industries PLC, ADR .....   United Kingdom         3,900        92,625
 a Syngenta AG ...............................   Switzerland           69,295     3,625,800
                                                                                -----------
                                                                                  7,531,561
                                                                                -----------
   COMMERCIAL SERVICES & Supplies 2.5%
 a Cendant Corp. .............................   United States        158,400     3,088,800
   Galileo International Inc. ................   United States         68,930     2,240,225
 a Republic Services Inc. ....................   United States        281,500     5,587,775
   Waste Management Inc. .....................   United States         94,700     2,918,654
                                                                                -----------
                                                                                 13,835,454
                                                                                -----------
 a COMPUTERS & Peripherals .5%
   Apple Computer Inc. .......................   United States        125,300     2,913,225
   DecisionOne Corp. .........................   United States         26,349        79,047
                                                                                -----------
                                                                                  2,992,272
                                                                                -----------
   CONSTRUCTION MATERIALS .7%
   Martin Marietta Materials Inc. ............   United States         73,400     3,632,566
                                                                                -----------
   CONTAINERS & Packaging
   Kinnevik AB, B ............................   Sweden                10,100       208,767
                                                                                -----------
   DIVERSIFIED FINANCIALS 5.8%
   Bear Stearns Cos. Inc. ....................   United States        127,951     7,545,270
 a Berkshire Hathaway Inc., A ................   United States             57     3,955,800
 a Berkshire Hathaway Inc., B ................   United States          2,782     6,398,600
   Household International Inc. ..............   United States         55,665     3,712,856
   JP Morgan Chase & Co. .....................   United States         91,100     4,063,060
   Lehman Brothers Holdings Inc. .............   United States         34,300     2,666,825
 a MFN Financial Corp. .......................   United States         39,778       291,374
   Stilwell Financial Inc. ...................   United States         90,500     3,037,180
                                                                                -----------
                                                                                 31,670,965
                                                                                -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


                                                                     SHARES/
 MUTUAL SHARES SECURITIES FUND                    COUNTRY           WARRANTS         VALUE
---------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   DIVERSIFIED TELECOMMUNICATION SERVICES 8.3%
   Alltel Corp. ..............................   United States         55,825   $ 3,419,840
   AT&T Corp. ................................   United States        439,038     9,658,836
   BellSouth Corp. ...........................   United States        136,600     5,500,882
   British Telecommunications PLC ............   United Kingdom       412,320     2,592,004
   Qwest Communications International Inc. ...   United States         80,300     2,559,161
   Sprint Corp. (FON Group) ..................   United States        293,100     6,260,616
   TDC AS ....................................   Denmark               25,900       933,625
   Telephone & Data Systems Inc. .............   United States        136,610    14,856,338
                                                                                -----------
                                                                                 45,781,302
                                                                                -----------
   ELECTRIC UTILITIES 1.1%
   E.On AG ...................................   Germany               26,700     1,387,811
   Endesa SA .................................   Spain                120,400     1,920,252
   Endesa SA, ADR ............................   Spain                  5,000        79,400
   PG&E Corp. ................................   United States        221,800     2,484,160
                                                                                -----------
                                                                                  5,871,623
                                                                                -----------
 a FOOD & Drug Retailing .1%
   Brunos Inc., cvt ..........................   United States          5,044       504,400
                                                                                -----------
   FOOD PRODUCTS 1.1%
   Cadbury Schweppes PLC .....................   United Kingdom       171,900     1,159,200
 a Kraft Foods Inc. ..........................   United States         41,900     1,298,900
   Ralston-Ralston Purina Group ..............   United States         69,300     2,080,386
   Sensient Technologies Corp. ...............   United States         60,300     1,237,356
                                                                                -----------
                                                                                  5,775,842
                                                                                -----------


   HEALTH CARE PROVIDERS & Services 1.7%
   CIGNA Corp. ....................................   United States         24,300     2,328,426
 a Health Net Inc., A .............................   United States         58,465     1,017,291
 a Kindred Healthcare Inc. ........................   United States         78,715     3,589,404
 a Kindred Healthcare Inc., Series A, wts., 4/20/06   United States         12,897       220,539
 a Kindred Healthcare Inc., Series B, wts., 4/20/06   United States         32,243       490,094
 a Wellpoint Health Networks Inc. .................   United States         16,800     1,583,232
                                                                                     -----------
                                                                                       9,228,986
                                                                                     -----------
   HOTELS RESTAURANTS & Leisure 1.6%
 a Fine Host Corp. ................................   United States        139,062     1,251,558
   P&O Princess Cruises PLC .......................   United Kingdom       371,440     1,932,788
 a Park Place Entertainment Corp. .................   United States        355,100     4,296,710
   Starwood Hotels & Resorts Worldwide Inc. .......   United States         42,315     1,577,503
                                                                                     -----------
                                                                                       9,058,559
                                                                                     -----------
   HOUSEHOLD PRODUCTS .6%
   Kimberly-Clark Corp. ...........................   United States         62,700     3,504,930
                                                                                     -----------
   INDUSTRIAL CONGLOMERATES 1.3%
   Tyco International Ltd. ........................   United States        129,399     7,052,245
                                                                                     -----------
   INSURANCE 5.1%
 a Alleghany Corp. ................................   United States         19,030     3,863,090
   Allmerica Financial Corp. ......................   United States         68,500     3,938,750
   MBIA Inc. ......................................   United States         61,300     3,413,184
   Old Republic International Corp. ...............   United States        169,500     4,915,500
   PMI Group Inc. .................................   United States         93,050     6,761,013
   White Mountains Insurance Group Inc. ...........   United States         14,210     5,346,513
                                                                                     -----------
                                                                                      28,238,050
                                                                                     -----------
 a MACHINERY .2%
   BBA Group PLC ..................................   United Kingdom       335,600     1,182,288
                                                                                     -----------
   MARINE .3%
   Peninsular & Oriental Steam Navigation Co. .....   United Kingdom       450,640     1,685,796
                                                                                     -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


                                                                        SHARES/
 MUTUAL SHARES SECURITIES FUND                        COUNTRY           WARRANTS         VALUE
---------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   MEDIA 11.9%
 a AT&T Corp. - Liberty Media Group, A ............   United States        502,261   $ 8,784,545
 a Clear Channel Communications Inc. ..............   United States         33,100     2,075,370
   Dow Jones & Co. Inc. ...........................   United States         12,600       752,346
 a Fox Entertainment Group Inc., A ................   United States         81,300     2,268,270
 a General Motors Corp., H ........................   United States        315,648     6,391,872
   Lagardere SCA ..................................   France               211,372     9,948,854
   Meredith Corp. .................................   United States         82,159     2,942,114
   NV Holdingsmig de Telegraaf ....................   Netherlands              868        15,431
   Readers Digest Association Inc., A .............   United States        189,800     5,456,750
   Rogers Communications Inc., B ..................   Canada                 2,100        31,356
   Scripps Co., A .................................   United States        122,685     8,465,265
 a USA Networks Inc. ..............................   United States        171,000     4,820,490
   Vivendi Universal SA ...........................   France                60,195     3,508,449
   Washington Post Co., B .........................   United States         17,590    10,096,660
                                                                                     -----------
                                                                                      65,557,772
                                                                                     -----------
   METALS & Mining
   Philip Services Corp. ..........................   Canada                24,406        69,435
                                                                                     -----------
   MULTILINE RETAIL 4.2%
 a Federated Department Stores Inc. ...............   United States        347,454    14,766,795
   May Department Stores Co. ......................   United States        138,000     4,727,880
   Sears, Roebuck & Co. ...........................   United States         87,200     3,689,432
                                                                                     -----------
                                                                                      23,184,107
                                                                                     -----------
   MULTI-UTILITIES .6%
   Suez SA ........................................   France               108,470     3,489,346
                                                                                     -----------
   OIL & Gas 1.1%
   Burlington Resources Inc. ......................   United States         48,700     1,945,565
   Conoco Inc., A .................................   United States         85,500     2,411,100
   Tosco Corp. ....................................   United States         36,600     1,612,230
                                                                                     -----------
                                                                                       5,968,895
                                                                                     -----------
   PAPER & Forest Products 4.0%
   Abitibi-Consolidated Inc. ......................   Canada               692,173     5,290,727
   Boise Cascade Corp. ............................   United States        121,400     4,269,638
   International Paper Co. ........................   United States        180,300     6,436,710
   Mead Corp. .....................................   United States        156,200     4,239,268
   Rayonier Inc. ..................................   United States         37,950     1,762,778
                                                                                     -----------
                                                                                      21,999,121
                                                                                     -----------
   PHARMACEUTICALS 1.2%
   Merck & Co. Inc. ...............................   United States         25,000     1,597,750
   Schering-Plough Corp. ..........................   United States         47,200     1,710,528
   Taisho Pharmaceutical Co. Ltd. .................   Japan                 59,600     1,120,606
   Takeda Chemical Industries Ltd. ................   Japan                 43,700     2,032,232
                                                                                     -----------
                                                                                       6,461,116
                                                                                     -----------

   REAL ESTATE .7%
 a Alexander's Inc. ...................................   United States           8,000        480,800
   Cheung Kong Holdings Ltd. ..........................   Hong Kong              67,860        739,509
 a,c Security Capital European Realty .................   Luxembourg             27,030        422,073
   St. Joe Co. ........................................   United States          50,700      1,363,323
   Ventas Inc. ........................................   United States          97,800      1,070,910
                                                                                          ------------
                                                                                             4,076,615
                                                                                          ------------
   ROAD & Rail 1.8%
   Burlington Northern Santa Fe Corp. .................   United States          84,100      2,537,297
   Canadian National Railway Co. ......................   Canada                 26,800      1,084,644
   Florida East Coast Industries Inc., A ..............   United States         111,400      3,943,560


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


                                                                            SHARES/
 MUTUAL SHARES SECURITIES FUND                            COUNTRY           WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  ROAD & RAIL (CONT.)
   Florida East Coast Industries Inc., B ..............   United States          24,413   $    861,779
   Railtrack Group PLC ................................   United Kingdom        357,395      1,678,760
                                                                                          ------------
                                                                                            10,106,040
                                                                                          ------------
 a SEMICONDUCTOR EQUIPMENT & Products .6%
   Agere Systems Inc., A ..............................   United States         414,600      3,109,500
                                                                                          ------------
 a SPECIALTY RETAIL .4%
   Payless Shoesource Inc. ............................   United States          38,015      2,459,571
                                                                                          ------------
   TEXTILES & Apparel .3%
   Compagnie Financiere Richemont AG, Br., A ..........   Switzerland               547      1,387,699
                                                                                          ------------
   TOBACCO 3.4%
 a Altadis SA .........................................   Spain                 391,855      5,586,223
   British American Tobacco PLC .......................   United Kingdom        623,440      4,734,588
   British American Tobacco PLC, ADR ..................   United Kingdom          6,300         99,540
   Gallaher Group PLC .................................   United Kingdom        365,650      2,298,618
   Gallaher Group PLC, ADR ............................   United Kingdom         18,200        453,180
   Philip Morris Cos. Inc. ............................   United States          56,700      2,877,525
   UST Inc. ...........................................   United States          99,400      2,868,684
                                                                                          ------------
                                                                                            18,918,358
                                                                                          ------------
 a WIRELESS TELECOMMUNICATION SERVICES .7%
   AT&T Wireless Group ................................   United States         221,500      3,621,525
                                                                                          ------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $313,663,329)                                    390,994,341
                                                                                          ------------
   PREFERRED STOCKS 1.2%
   Finova Finance Trust, 5.50%, cvt. pfd ..............   United States          13,460        452,593
   Henkel KGAA, pfd ...................................   Germany                21,800      1,264,148
 c White Mountains Insurance Group Inc., cvt. pfd .....   United States          15,000      5,079,375
                                                                                          ------------
   TOTAL PREFERRED STOCKS (COST $4,493,032) ...........                                      6,796,116
                                                                                          ------------

                                                                               PRINCIPAL
                                                                                AMOUNT*
                                                                               ---------
  CORPORATE BONDS AND NOTES 1.9%
  Arch Wireless Inc., Tranche B-1, Term Loan 6/30/06 ..   United States      $2,097,100       1,153,405
   Eurotunnel Finance Ltd.:
     Equity Note, 12/31/03 ............................   United Kingdom        286,406 GBP     193,338
     Participating Loan Note, 4/30/40 .................   United Kingdom         58,000 GBP      35,074
   Eurotunnel PLC:

     12/31/25, Tier 3 .................................   United Kingdom        357,240 GBP     346,659
     12/31/50, Resettable Advance R5 ..................   United Kingdom        583,367 GBP     313,810
     Stabilization Advance S8, Tier 1 .................   United Kingdom        220,793 GBP      85,391
     Stabilization Advance S8, Tier 2 .................   United Kingdom        201,512 GBP      68,015
   Eurotunnel SA:
     12/31/25, Tier 3 (Libor) .........................      France             344,444 EUR     195,364
     12/31/25, Tier 3 (Pibor) .........................      France              84,793 EUR      48,093
     12/31/50, Resettabe Advance R4 ...................      France             495,703 EUR     160,511
     Stabilization Advance S6, Tier 1 (Pibor) .........      France             109,282 EUR      25,441
     Stabilization Advance S6, Tier 2 (Pibor) .........      France             169,381 EUR      34,413
     Stabilization Advance S7, Tier 1 (Pibor) .........      France              74,647 EUR      17,378
   Fremont General Corp., Series B, 7.875%, 3/17/09 ...  United States          157,000         115,395
   HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 .......  United Kingdom       1,235,000         185,250
   Kindred Healthcare Operating Inc., senior
    secured note, FRN, 4/18/08 ........................  United States        1,679,627       1,587,247
   Meditrust Corp., 7.114%, 8/15/04 ...................  United States          130,000         121,550
   Philip Services Corp.:
     PIK, 10.00%, 5/01/05 .............................      Canada             111,689          67,013
     PIK, 6.00%, 4/15/10 ..............................      Canada                 779              23
     Senior Term Debt, 9.00%, 5/01/05 .................      Canada             201,914         131,244

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


                                                                             SHARES/
 MUTUAL SHARES SECURITIES FUND                            COUNTRY           WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONT>
   Service Corp. International:
     6.30%, 3/15/03 ...................................   United States       $ 615,000      $   581,175
     7.375%, 4/15/04 ..................................   United States         335,000          307,363
     6.00%, 12/15/05 ..................................   United States         930,000          776,550
     7.20%, 6/01/06 ...................................   United States          65,000           56,225
     6.875%, 10/01/07 .................................   United States         325,000          269,750
     6.50%, 3/15/08 ...................................   United States         265,000          212,000
     7.70%, 4/15/09 ...................................   United States         849,000          708,915
   Southwest Royalties Inc., B, 10.50%, 10/15/04 ......   United States         870,000          756,900
   Xerox Credit Corp.:
     .80%, 12/16/02 ...................................   United States     100,000,000 JPY      653,464
    1.50%, 6/06/05 ....................................   United States     200,000,000 JPY    1,106,479
                                                                                               -----------
   TOTAL CORPORATE BONDS AND NOTES (COST $10,107,077) .                                        10,313,435
                                                                                               -----------

  b BONDS & Notes In Reorganization 6.4%
    Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 .   United States         45,000        29,250
    Altos Hornos de Mexico SA:
      5.50%, 12/15/01 ....................................   Mexico               20,000         5,800
      Series A, 11.375%, 4/30/02 .........................   Mexico              326,000        94,540
      Series B, 11.875%, 4/30/04 .........................   Mexico              350,000       101,500
      Tranche A, Term Loan ...............................   Mexico              117,181        33,982
    DecisionOne Corp., Term Loan .........................   United States       995,503       746,628
   Dow Corning Corp.:
     9.38%, 2/01/08 ......................................   United States       550,000       918,500
     Bank Claim ..........................................   United States       100,000       146,000
   Edison International:
     6.875%, 9/15/04 .....................................   United States     1,576,000     1,245,040
     FRN, 6.564%, 11/01/01 ...............................   United States        25,000        23,500
     zero cpn., 1/22/01 ..................................   United States       115,000        85,100
   Finova Capital Corp.:
     5.875%, 10/05/01 ....................................   United States       213,000       200,220
     9.125%, 2/27/02 .....................................   United States        50,000        47,000
    6.12%, 5/28/02 ......................................   United States        65,000        61,100
     6.50%, 7/28/02 ......................................   United States        20,000        18,800
     6.39%, 10/08/02 .....................................   United States       110,000       103,400
     6.25%, 11/01/02 .....................................   United States       475,000       446,500
     6.54%, 11/15/02 .....................................   United States        35,000        32,900
     5.99%, 1/10/03 ......................................   United States        55,000        51,700
     6.11%, 2/18/03 ......................................   United States     1,852,000     1,740,880
     6.15%, 3/31/03 ......................................   United States        50,000        47,000
     7.30%, 9/22/03 ......................................   United States     1,160,000     1,090,400
     6.33%, 11/24/03 .....................................   United States        90,000        84,600
     6.00%, 1/07/04 ......................................   United States       155,000       145,700
     6.125%, 3/15/04 .....................................   United States       888,000       834,720
     7.125%, 5/17/04 .....................................   United States       315,000       296,100
     6.90%, 6/19/04 ......................................   United States       380,000       357,200
     7.064%, 9/23/04 .....................................   United States        65,000        61,100
     7.429%, 10/14/04 ....................................   United States        85,000        79,900
     7.25%, 11/08/04 .....................................   United States     2,722,000     2,558,680
     6.375%, 5/15/05 .....................................   United States       325,000       305,500
     6.71%, 11/07/05 .....................................   United States       144,000       135,360
     7.40%, 5/06/06 ......................................   United States       115,000       108,100
     7.25%, 7/12/06 ......................................   United States       324,000       304,560
     7.40%, 6/01/07 ......................................   United States        25,000        23,500
     6.75%, 3/09/09 ......................................   United States       540,000       507,600
     7.625%, 9/21/09 .....................................   United States       720,000       676,800
     FRN, 6.525%, 5/01/01 ................................   United States       110,000       103,400
     FRN, 5.568%, 8/14/01 ................................   United States       109,000       102,460

224

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


                                                                                SHARES/
 MUTUAL SHARES SECURITIES FUND                                COUNTRY           WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------
b  BONDS AND NOTES IN REORGANIZATION (CONT.)
     FRN, 6.91%, 6/18/03 .................................   United States   $   155,000   $   145,700
     Revolver 1 ..........................................   United States       276,000       259,440
     Revolver 2 ..........................................   United States       497,300       467,462
     Revolver 3 ..........................................   United States       553,000       519,820
   Genesis Health Ventures Inc.:
     Revolver ............................................   United States       112,000        77,280
     Term Loan A .........................................   United States        55,698        38,432
     Term Loan B .........................................   United States       286,043       197,369
     Term Loan C .........................................   United States       285,175       196,771
   Greyhound Financial Corp.:
     7.25%, 4/01/01 ......................................   United States        45,000        42,300
     Series B, 7.82%, 1/27/03 ............................   United States        70,000        65,800
   Harnischfeger Industries Inc.:
     8.90%, 3/01/22 ......................................   United States       410,000       266,500
     8.70%, 6/15/22 ......................................   United States       360,000       234,000
   7.25%, 12/15/25 .......................................   United States       519,000       337,350
     6.875%, 2/15/27 .....................................   United States       463,000       300,950
     Bank Claim ..........................................   United States       603,475       392,259
   Integrated Health Services Inc.:
     Revolver ............................................   United States     1,946,542     1,148,460
     Term Loan, Tranche B ................................   United States     2,062,295     1,216,754
     Term Loan, Tranche C ................................   United States       726,219       428,469
   Laidlaw Inc.:
     7.70%, 8/15/02 ......................................   Canada              689,000       334,165
     7.05%, 5/15/03 ......................................   Canada              420,000       203,700
     6.65%, 10/01/04 .....................................   Canada               24,000        11,400
     7.875%, 4/15/05 .....................................   Canada              385,000       186,725
     6.50%, 5/01/05 ......................................   Canada              330,000       156,750
     7.65%, 5/15/06 ......................................   Canada              240,000       116,400
     6.70%, 5/01/08 ......................................   Canada              295,000       140,125
     8.75%, 4/15/25 ......................................   Canada              361,000       175,085
     6.72%, 10/01/27 .....................................   Canada              835,000       396,625
     Revolver ............................................   Canada            1,628,433       830,501
   Loewen Group Inc.:
     144A, 6.70%, 10/01/99 ...............................   Canada            1,120,000       593,600
     Revolver ............................................   Canada              643,980       418,587
     Series 5, 6.10%, 10/01/02 ...........................   Canada              751,000 CAD   301,865
     Term Loan ...........................................   Canada              108,500        70,525
   Loewen Group International Inc.:
     Series 2, 8.25%, 4/15/03 ............................   Canada              270,000       164,700
     Series 3, 7.50%, 4/15/01 ............................   Canada              350,000       213,500
     Series 3, 7.75%, 10/15/01 ...........................   Canada              245,000       139,650
     Series 4, 8.25%, 10/15/03 ...........................   Canada              430,000       245,100
     Series 6, 7.20%, 6/01/03 ............................   Canada            1,765,000       935,450
     Series 7, 7.60%, 6/01/08 ............................   Canada            1,335,000       707,550
   Multicare Cos. Inc.:
     Revolver ............................................   United States        55,688        42,323
     Term Loan A .........................................   United States        66,689        50,684
     Term Loan B .........................................   United States       274,790       208,840
     Term Loan C .........................................   United States        91,181        69,298
   Optel Inc.:
     13.00%, 2/15/05 .....................................   United States       720,000       255,600
     11.50%, 7/01/08 .....................................   United States        25,000         8,875
   PG&E Corp.:
       144A, FRN, 7.575%, 10/31/01 .......................   United States     1,875,000     1,368,750
       7.375%, 11/01/05 ..................................   United States     2,269,000     1,656,370
       6.75%, 10/01/23 ...................................   United States        25,000        21,000

                                                                             225

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)


                                                                               SHARES/
 MUTUAL SHARES SECURITIES FUND                               COUNTRY           WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------
 b BONDS AND NOTES IN REORGANIZATION (CONT.)
       Commercial Paper, 1/18/01 .........................   United States   $    92,000   $    63,480
       Commercial Paper, 1/30/01 .........................   United States        45,000        31,050
       Commercial Paper, 2/16/01 .........................   United States       136,000        93,840
       MTN, 5.94%, 10/07/03 ..............................   United States       115,000        83,950
     PIV Investment Finance (Cayman) Ltd., 2/20/49 .......   Hong Kong        12,200,000     1,738,500
     Port Seattle Wash Ref-Beloit Project, 6.00%, 12/01/17   United States        20,000        13,000
      Pratama Datakom Asia BV:
       144A, 12.75%, 7/15/05 .............................   Indonesia           140,000          15,400
       Reg S, 12.75%, 7/15/05 ............................   Indonesia           790,000          86,900
     Safety Kleen Corp.:
       Bank Claim ........................................   Canada               55,747 CAD      13,775
       Revolver ..........................................   United States       195,580          73,350
       Term Loan A .......................................   United States       307,253         115,220
       Term Loan B .......................................   United States       407,305         152,739
       Term Loan C .......................................   United States       407,305         152,739
     SFC New Holdings Inc., PIK, 13.25%, 8/15/03 .........   United States     1,407,000          63,315
     Southern California Edison Co.:
       7.20%, 11/03/03 ...................................   United States     2,466,000       1,837,170
       6.375%, 1/15/06 ...................................   United States        65,000          44,525
       7.125%, 7/15/25 ...................................   United States        55,000          45,375
       FRN, 6.514%, 5/01/02 ..............................   United States       560,000         417,200
     United Cos. Financial Corp., Revolver ...............   United States     2,450,427          61,260
                                                                                            ------------
     TOTAL BONDS & Notes in Reorganization (Cost $29,055,229)                                 35,416,667
                                                                                            ------------
     COMPANIES IN LIQUIDATION
    Nippon Credit Bank Ltd., Bank Claim ..................   Japan            48,820,209 JPY       3,914
    Nippon Total Finance, Bank Claim .....................   Japan            46,379,531 JPY       1,487
    Peregrine Investments Holdings Ltd., zero cpn., 1/22/98  Hong Kong         5,000,000 JPY       2,856
                                                                                             ------------
                                                                                                   8,257
                                                                                             ------------
    SHORT TERM INVESTMENTS 18.8%
    Federal Home Loan Bank, 3.51% - 5.12%,
     7/02/01 - 8/29/01 ...................................   United States    60,748,000      60,685,303
  d Federal Home Loan Mortgage Corp., 3.80% - 5.00%,
     7/02/01 - 8/17/01 ...................................   United States    23,700,000      23,670,656
    Federal National Mortgage Association, 3.51% - 4.98%,
     7/05/01 - 9/04/01 ...................................   United States    18,930,000      18,856,505
                                                                                            -------------
    TOTAL SHORT TERM INVESTMENTS (COST $103,161,108) .....                                   103,212,464
                                                                                            ------------
    TOTAL INVESTMENTS (COST $460,479,775) 99.4% ..........                                   546,741,280
    SECURITIES SOLD SHORT (.3)% ..........................                                    (1,681,500)
    NET EQUITY IN FORWARD CONTRACTS .3% ..................                                     1,503,978
    OTHER ASSETS, LESS LIABILITIES .6% ...................                                     3,478,408
                                                                                           -------------
    TOTAL NET ASSETS 100.0% ..............................                                  $550,042,166
                                                                                            =============
e SECURITIES SOLD SHORT (PROCEEDS $1,697,788)
  ISSUER                                                         COUNTRY        SHARES          VALUE
------------------------------------------------------------------------------------------------------------
  Phillips Petroleum Co. .................................   United States       29,500       $1,681,500
                                                                                             =============

CURRENCY ABBREVIATIONS:
CAD - Canadian Dollar
EUR - European Unit
GBP - British Pound
JPY - Japanese Yen

* The principal amount is stated in U.S. dollars unless otherwise indicated.

a Non-income producing

b See Note 7 regarding defaulted securities.

c See Note 8 regarding restricted securities.

d See Note 1(h) regarding securities segregated with broker for securities sold short.

e See Note 1(h) regarding securities sold short.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)



 TEMPLETON ASSET STRATEGY FUND                       COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------------------------
   COMMON STOCKS 81.5%
   AEROSPACE & Defense 1.7%
   BAE Systems PLC ............................   United Kingdom        153,055   $    732,923
   Rolls-Royce PLC ............................   United Kingdom      2,733,657      9,015,309
                                                                                  ------------
                                                                                     9,748,232
                                                                                  ------------
   AIR FREIGHT & Couriers 1.0%
   Deutsche Post AG ...........................   Germany               382,790      6,059,726
                                                                                  ------------
   AIRLINES 1.6%
   British Airways PLC ........................   United Kingdom      1,925,900      9,317,211
                                                                                  ------------
   AUTO COMPONENTS 2.0%
   Autoliv Inc. ...............................   Sweden                246,900      4,266,432
   Autoliv Inc., SDR ..........................   Sweden                129,000      2,216,098
   Valeo SA ...................................   France                137,950      5,569,280
                                                                                  ------------
                                                                                    12,051,810
                                                                                  ------------
   AUTOMOBILES 3.0%
   Fiat SpA ...................................   Italy                 236,170      4,618,357
   Ford Motor Co. .............................   United States         384,598      9,441,881
   General Motors Corp. .......................   United States          42,700      2,747,745
   Volkswagen AG ..............................   Germany                14,430        674,305
                                                                                  ------------
                                                                                    17,482,288
                                                                                  ------------
   BANKS 3.6%
   Banca Nazionale del Lavoro SpA .............   Italy                 225,160        705,251
   Canadian Imperial Bank of Commerce .........   Canada                140,000      4,764,760
   DNB Holding ASA ............................   Norway              2,178,900      9,452,321
   Nordea AB, FDR .............................   Sweden              1,158,460      6,639,273
                                                                                  ------------
                                                                                    21,561,605
                                                                                  ------------
   CHEMICALS 2.8%
   Akzo Nobel NV ..............................   Netherlands           178,695      7,563,681
   BASF AG ....................................   Germany               232,000      9,093,264
                                                                                  ------------
                                                                                    16,656,945
                                                                                  ------------
   COMMERCIAL SERVICES & SUPPLIES 1.9%
 a Ceridian Corp. .............................   United States         305,700      5,860,269
   Chubb PLC ..................................   United Kingdom      1,581,900      3,698,575
   Kidde PLC ..................................   United Kingdom      1,581,900      1,813,136
                                                                                  ------------
                                                                                    11,371,980
                                                                                  ------------
   COMMUNICATIONS EQUIPMENT .8%
   Alcatel SA .................................   France                101,525      2,122,857
   Motorola Inc. ..............................   United States         153,930      2,549,081
                                                                                  ------------
                                                                                     4,671,938
                                                                                  ------------
   COMPUTERS & PERIPHERALS 2.9%
   Compaq Computer Corp. ......................   United States         420,790      6,518,037
   Fujitsu Ltd. ...............................   Japan                 251,000      2,636,386
   Hewlett-Packard Co. ........................   United States         127,500      3,646,500
   NEC Corp. ..................................   Japan                 319,000      4,309,774
                                                                                  ------------
                                                                                    17,110,697
                                                                                  ------------
   CONSTRUCTION & ENGINEERING 1.0%
   Kurita Water Industries Ltd. ...............   Japan                 432,000      5,943,810
   Construction Materials .1%
   Hanson PLC .................................   United Kingdom         96,900        713,402
                                                                                  ------------
   DIVERSIFIED FINANCIALS 5.5%
   ING Groep NV ...............................   Netherlands           181,286     11,847,655
   Nomura Securities Co. Ltd. .................   Japan                 461,600      8,845,606

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



 TEMPLETON ASSET STRATEGY FUND                       COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   DIVERSIFIED FINANCIALS (CONT.)
   Swire Pacific Ltd., A ......................   Hong Kong           2,200,000   $ 11,395,018
   Swire Pacific Ltd., B ......................   Hong Kong             945,000        678,470
                                                                                  ------------
                                                                                    32,766,749
                                                                                  ------------
   DIVERSIFIED TELECOMMUNICATION SERVICES 11.1%
   AT&T Corp. .................................   United States         193,620      4,259,640
   Cable & Wireless PLC .......................   United Kingdom        975,500      5,737,953
   Korea Telecom Corp., ADR ...................   South Korea           319,300      7,018,214
   Nippon Telegraph & Telephone Corp. .........   Japan                   1,152      6,003,849
   Nippon Telegraph & Telephone Corp., ADR ....   Japan                   5,680        151,088
   PT Indosat (Persero) TBK, ADR ..............   Indonesia             370,800      3,318,660
   SBC Communications Inc. ....................   United States         290,500     11,637,430
   Telecom Corp. of New Zealand Ltd. ..........   New Zealand         2,562,970      5,859,109
 a Telefonica SA, ADR .........................   Spain                 216,513      8,062,944
   Telefonos de Mexico SA de CV, L, ADR .......   Mexico                212,758      7,465,678
 a Worldcom Inc.-MCI Group ....................   United States          17,840        287,224
 a Worldcom Inc.-Worldcom Group ...............   United States         446,000      6,333,200
                                                                                  ------------
                                                                                    66,134,989
                                                                                  ------------
   ELECTRIC UTILITIES 4.3%
   E.ON AG ....................................   Germany               173,800      9,033,769
   Endesa SA ..................................   Spain                 122,000      1,945,770
   Endesa SA, ADR .............................   Spain                  88,000      1,397,440
   Hong Kong Electric Holdings Ltd. ...........   Hong Kong           2,131,500      8,198,182
   Iberdrola SA, Br ...........................   Spain                  85,000      1,090,140
   Korea Electric Power Corp. .................   South Korea           215,280      4,005,979
                                                                                  ------------
                                                                                    25,671,280
                                                                                  ------------
   ELECTRICAL EQUIPMENT 1.4%
   Alstom SA ..................................   France                287,440      7,995,868
                                                                                  ------------
   FOOD & Drug Retailing 1.8%
   J.Sainsbury PLC ............................   United Kingdom      1,670,700     10,414,561
                                                                                  ------------
   FOOD PRODUCTS 2.5%
  aKraft Foods Inc. ...........................   United States         230,200      7,136,200
   Unilever PLC ...............................   United Kingdom        930,650      7,839,836
                                                                                  ------------
                                                                                    14,976,036
                                                                                  ------------
   HEALTH CARE PROVIDERS & Services 2.6%
   Mayne Nickless Ltd., A .....................   Australia           1,730,400      5,670,935
 a Wellpoint Health Networks Inc. .............   United States         102,200      9,631,328
                                                                                  ------------
                                                                                    15,302,263
                                                                                  ------------
   HOUSEHOLD DURABLES .5%
   Koninklijke Philips Electronics NV .........   Netherlands           115,767      3,068,447
                                                                                  ------------
   INDUSTRIAL CONGLOMERATES .1%
   Alfa SA de CV, A ...........................   Mexico                240,251        330,469
                                                                                  ------------
   INSURANCE 5.6%
   Ace Ltd. ...................................   Bermuda                25,200        985,068
   Allstate Corp. .............................   United States          80,000      3,519,200
   AXA SA .....................................   France                316,124      9,005,200
   Old Mutual PLC .............................   South Africa          132,000        302,591
   Torchmark Corp. ............................   United States          90,000      3,618,900
   XL Capital Ltd., A .........................   Bermuda               100,290      8,233,809
   Zurich Financial Services AG ...............   Switzerland            21,200      7,230,020
                                                                                  ------------
                                                                                    32,894,788
                                                                                  ------------
   LEISURE EQUIPMENT & Products 1.2%
   Mattel Inc. ................................   United States         377,100      7,134,732
                                                                                  ------------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



 TEMPLETON ASSET STRATEGY FUND                       COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   MACHINERY 1.6%
   Invensys PLC ...............................   United Kingdom      3,015,770   $  5,725,662
   Volvo AB, B ................................   Sweden                260,000      3,893,306
                                                                                  ------------
                                                                                     9,618,968
                                                                                  ------------
   MARINE .4%
   Peninsular & Oriental Steam Navigation Co. .   United Kingdom        580,000      2,169,718
                                                                                  ------------
   MEDIA 1.8%

   Wolters Kluwer NV ..........................   Netherlands           407,711     10,958,396
                                                                                  ------------
   METALS & MINING 3.4%

   AngloGold Ltd., ADR ........................   South Africa          229,700      4,113,927
   Barrick Gold Corp. .........................   Canada                419,390      6,383,704
   Consol Energy ..............................   United States         250,000      6,325,000
   Corus Group PLC ............................   United Kingdom      3,943,000      3,368,735
                                                                                  ------------
                                                                                    20,191,366
                                                                                  ------------
   MULTILINE RETAIL .8%

   Marks & Spencer PLC ........................   United Kingdom      1,339,010      4,933,770
                                                                                  ------------
   OIL & GAS 4.2%

   Canadian Natural Resources Ltd. ............   Canada                 64,699      1,918,325
   Eni SpA ....................................   Italy                 632,755      7,713,454
   Husky Energy Inc. ..........................   Canada                549,350      5,871,413
   Repsol YPF SA ..............................   Spain                  24,000        396,184
   Shell Transport & Trading Co. PLC ..........   United Kingdom      1,070,600      8,898,329
                                                                                  ------------
                                                                                    24,797,705
                                                                                  ------------
   PAPER & FOREST PRODUCTS 2.0%

   Stora Enso OYJ, R ..........................   Finland             1,095,500     11,870,614
                                                                                  ------------
   PHARMACEUTICALS 3.6%

   Aventis SA .................................   France                104,430      8,336,578
   Ono Pharmaceutical Co. Ltd. ................   Japan                 247,000      7,842,527
   Teva Pharmaceutical Industries Ltd., ADR ...   Israel                 83,680      5,213,264
                                                                                  ------------
                                                                                    21,392,369
                                                                                  ------------
   REAL ESTATE 1.2%

   Cheung Kong Holdings Ltd. ..................   Hong Kong             652,500      7,110,668
                                                                                  ------------
   ROAD & RAIL .8%

   Nippon Express Co. Ltd. ....................   Japan               1,054,000      4,757,861
                                                                                  ------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS .9%
   Samsung Electronics Co. Ltd. ...............   South Korea            37,700      5,565,859
                                                                                  ------------
 a SOFTWARE 1.2%

   Synopsys Inc. ..............................   United States         148,800      7,200,432
                                                                                  ------------
   SPECIALTY RETAIL .5%

   Best Denki Co. Ltd. ........................   Japan                 720,000      3,100,032
                                                                                  ------------
   TRANSPORTATION INFRASTRUCTURE .1%

   Hong Kong Aircraft Engineering Co. Ltd. ....   Hong Kong             363,200        642,593
                                                                                  ------------
   TOTAL COMMON STOCKS (COST $486,213,939) ....                                    483,690,177
                                                                                  ------------
   PREFERRED STOCKS 2.2%
   Cia Vale Do Rio Doce, A, ADR, pfd ..........   Brazil                196,500      4,558,800
   Petroleo Brasileiro SA, pfd ................   Brazil                360,000      8,415,848
                                                                                  ------------
   TOTAL PREFERRED STOCKS (COST $12,703,268) ..                                     12,974,648
                                                                                  ------------

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)


                                                                               PRINCIPAL
 TEMPLETON ASSET STRATEGY FUND                              COUNTRY             AMOUNT*         VALUE
--------------------------------------------------------------------------------------------------------------
  BONDS 15.1%
  Bundesobligation, 3.75%, 8/26/03 .......................   Germany          $ 1,614,000   EUR $ 1,351,160
    Buoni Poliennali Del Tesoro:
     7.75%, 11/01/06 .....................................   Italy              3,974,190 EUR     3,803,383
     5.50%, 11/01/10 .....................................   Italy              2,300,000 EUR     1,984,440
   Federal Republic of Germany
     3.25%, 2/17/04 ......................................   Germany            4,937,000 EUR     4,072,825
     5.00%, 8/19/05 ......................................   Germany            3,268,000 EUR     2,811,608
     6.00%, 7/04/07 ......................................   Germany            5,242,000 EUR     4,720,050
   FNMA, 6.00%, 5/15/11 ..................................   United States      5,095,000         5,045,629
   Government of Canada
     7.00%, 12/01/06 .....................................   Canada               843,000 CAD       588,172
     6.00%, 6/01/08 ......................................   Canada             2,212,000 CAD     1,472,140
   Government of France
     6.75%, 10/25/03 .....................................   France             7,717,000 EUR     6,868,585
     4.00%, 10/25/09 .....................................   France            10,047,000 EUR     7,849,498
   Government of Netherlands, 5.75%, 2/15/07 .............   Netherlands        3,958,000 EUR     3,497,054
   Government of New Zealand, 7.00%, 7/15/09 .............   New Zealand        2,665,000 NZD     1,103,603
   Government of Spain, 10.15%, 1/31/06 ..................   Spain              2,450,000 EUR     2,520,580
   KFW International Finance Inc., 6.125%, 7/08/02 .......   United States      5,753,000         5,859,989
   Kingdom of Belgium, 7.50%, 7/29/08 ....................   Belgium            2,353,000 EUR     2,261,630
   Kingdom of Denmark, 5.00%, 8/15/05 ....................   Denmark           11,696,000 DKK     1,332,791
   Kingdom of Sweden, 6.00%, 2/09/05 .....................   Sweden             7,200,000 SEK       680,429
   New South Wales Treasury Corp., 6.50%, 5/01/06 ........   Australia          1,007,000 AUD       518,870
 b Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02   Mexico                62,039            15,510
   Republic of Argentina, 11.75%, 6/15/15 ................   Argentina          1,295,000         1,022,403
   Republic of Argentina, L, 6.00%, 3/31/23 ..............   Argentina            145,000            92,227
   Republic of Brazil
     14.50%, 10/15/09 ....................................   Brazil             2,185,000         2,310,091
     11.00%, 8/17/40 .....................................   Brazil             3,265,000         2,430,551
   Republic of Bulgaria, A, FRN, 6.313%, 7/28/24 .........   Bulgaria           2,845,000         2,268,888
   Republic of Panama, 8.875%, 9/30/27 ...................   Panama               960,000           874,800
   Republic of Peru, FRN, 4.50%, 3/07/17 .................   Peru               1,100,000           760,375
   Republic of Turkey, 11.875%, 1/15/30 ..................   Turkey             1,195,000         1,015,750
   Republic of Venezuela, 144A, 9.125%, 6/18/07 ..........   Venezuela          1,640,000         1,459,418
   Republic of Venezuela, Reg S, 9.125%, 6/18/07 .........   Venezuela            600,000           533,933
   U.S. Treasury Notes
     5.875%, 11/15/04 ....................................   United States      3,300,000         3,414,338
     6.75%, 5/15/05 ......................................   United States      5,000,000         5,325,395
     5.00%, 2/15/11 ......................................   United States      1,539,000         1,493,793
   United Kingdom, 7.50%, 12/07/06 .......................   United Kingdom     2,717,000 GBP     4,177,560
   United Mexican States
     9.875%, 2/01/10 .....................................   Mexico               724,000           800,563
     11.50%, 5/15/26 .....................................   Mexico             2,895,000         3,681,051
                                                                                                -----------
   TOTAL BONDS (COST $94,355,380) ........................                                       90,019,082
                                                                                                -----------
   TOTAL LONG TERM INVESTMENTS (COST $593,272,587) .......                                      586,683,907
                                                                                                -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



 TEMPLETON ASSET STRATEGY FUND                                                     COUNTRY      SHARES          VALUE
 ---------------------------------------------------------------------------------------------------------------------------
c  SHORT TERM INVESTMENTS 2.4%
   Franklin Institutional Fiduciary Money Market Portfolio (Cost $14,069,646)    United States  14,069,646   $ 14,069,646
                                                                                                             ------------
 TOTAL INVESTMENTS (COST $607,342,233) 101.2%                                                                 600,753,553
 OTHER ASSETS, LESS LIABILITIES (1.2)%                                                                         (7,261,638)
                                                                                                             --------------
 TOTAL NET ASSETS 100.0%                                                                                     $593,491,915
                                                                                                             ==============

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona





*The principal amount is stated in U.S. dollars unless otherwise indicated.

a Non-income producing

b The Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

c See Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)



  TEMPLETON DEVELOPING MARKETS SECURITIES FUND                    INDUSTRY                      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 87.9%
    ARGENTINA 1.9%
    Capex SA, A .......................................             Electric Utilities              44,028   $   145,307
  a Molinos Rio de la Plata SA, B .....................              Food Products                 908,159     1,271,550
    Perez Companc SA, B ...............................                Oil & Gas                   990,151     1,346,740
    Quilmes Industrial SA, ADR, pfd ...................                Beverages                   100,875     2,118,375
    Telecom Argentina Stet-France Telecom SA, B, ADR ..   Diversified Telecommunication Services   124,250     1,919,663
                                                                                                             ------------
                                                                                                               6,801,635
                                                                                                             ------------
    AUSTRIA 2.3%

    Bbag Oesterreichische Brau-Beteiligungs AG ........                Beverages                    23,780       869,654
    Erste Bank der Oester Sparkassen AG ...............                 Banks                       58,090     2,893,509
    Mayr-Melnhof Karton AG ............................          Containers & Packaging             25,444     1,126,087
    OMV AG ............................................                Oil & Gas                    36,585     3,066,120
  a Telekom Austria AG ................................   Diversified Telecommunication Services    65,920       404,582
                                                                                                              -----------
                                                                                                               8,359,952
                                                                                                              -----------
    BRAZIL 4.9%

    Aracruz Celulose SA, ADR ..........................         Paper & Forest Products              9,520       178,024
    Banco Bradesco SA, pfd ............................                 Banks                1,374,700,126     7,261,893
    Centrais Eletricas Brasileiras SA .................            Electric Utilities          203,845,000     2,603,779
    Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd ..      Electric Utilities          319,288,000     3,760,396
    Companhia Paranaense De Energia-Copel, B, pfd .....            Electric Utilities          246,865,000     1,849,216
    Copene-Petroquimica do Nordeste SA, A, pfd ........                Chemicals                   564,700       138,271
    Duratex SA, pfd ...................................            Building Products            74,447,583     1,418,034
    Eletropaulo Metropolitana SA, pfd .................            Electric Utilities           15,078,000       472,677
    Embraer-Empresa Brasileira de Aeronautica SA ......           Aerospace & Defense               35,100       271,438
                                                                                                              -----------
                                                                                                              17,953,728
                                                                                                              -----------
  a CHILE .1%

    Madeco Manufacturera de Cobre SA, ADR .............             Metals & Mining                 51,230       248,466
                                                                                                               -----------
    CHINA 4.6%

    Beijing Capital International Airport Co. Ltd. ....      Transportation Infrastructure         312,000        98,001
    Beijing Datang Power Generation Co. Ltd., H .......            Electric Utilities            1,984,000       680,419
    China Eastern Airline Corp. Ltd., H ...............                 Airlines                14,432,000     2,275,845
    China Petroleum & Chemical Corp., H ...............                Oil & Gas                16,622,000     3,324,443
    China Resources Enterprise Ltd. ...................               Distributors               1,688,000     2,845,831
    China Shipping Development Co. Ltd., H ............                 Marine                     408,000        78,463
  a China Southern Airlines Co. Ltd., H ...............                Airlines                  4,860,000     1,510,981
    PetroChina Co. Ltd., H ............................                Oil & Gas                19,742,000     4,100,314
    Sinopec Beijing Yanhua Petrochemical Co. Ltd. .....                Chemicals                 2,040,000       290,311
    Sinopec Shanghai Petrochemical Co. Ltd. ...........                Chemicals                 7,494,000     1,095,291
    Sinopec Zhenhai Refining & Chemical Co. Ltd., H ...                Oil & Gas                 1,162,000       269,647
    Tsingtao Brewey Co. Ltd., H .......................                 Beverages                  110,000        37,372
    Zhejiang Expressway Co. Ltd., H ...................      Transportation Infrastructure         988,000       240,670
                                                                                                              -----------
                                                                                                              16,847,588
                                                                                                              -----------
    COLOMBIA .1%

    Cementos Argos SA .................................         Construction Materials             177,700       463,969
                                                                                                              ----------

    CROATIA .5%
    Pliva D D, GDR, Reg S .............................           Pharmaceuticals                  160,200     1,791,036
                                                                                                               ----------
    CZECH REPUBLIC 1.1%

    CEZ AS ............................................          Electric Utilities              1,739,805     3,890,706
    Philip Morris CR AS ...............................              Tobacco                           225        32,982
                                                                                                              -----------
                                                                                                               3,923,688
                                                                                                              -----------
    EGYPT 1.3%

  a Al Ahram Beverages Co., GDR .......................             Beverages                       97,646     1,122,929
    Commercial International Bank Ltd. ................              Banks                         246,450     2,190,737
  a Orascom Telecom ...................................      Wireless Telecommunication Services    52,827       314,550
    Suez Cement Co. ...................................             Construction Materials         134,340     1,241,387
                                                                                                              -----------
                                                                                                               4,869,603
                                                                                                              -----------

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)



  TEMPLETON DEVELOPING MARKETS SECURITIES FUND                    INDUSTRY                      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)

    ESTONIA .3%

    Hansabank Ltd. ....................................                 Banks                      155,850   $ 1,266,144
                                                                                                             -----------
    FINLAND .2%

    Hartwall OYJ, A ...................................                Beverages                    38,360      616,023
                                                                                                              ----------
    GREECE .5%
    Hellenic Telecommunications Organization SA (OTE) .   Diversified Telecommunication Services   150,080    1,969,270
                                                                                                             -----------

    HONG KONG 7.3%

    Cheung Kong Holdings Ltd. .........................             Real Estate                  1,130,000    12,314,260
    China Merchants Holdings International Co. Ltd. ...        Industrial Conglomerates            936,000       708,009
    China Travel International Investment Hong Kong Ltd.      Hotels Restaurants & Leisure         720,000       135,694
    Citic Pacific Ltd. .................................      Industrial Conglomerates           1,744,000     5,399,762
    Cosco Pacific Ltd. .................................     Transportation Infrastructure       5,038,000     3,326,414
    Dairy Farm International Holdings Ltd. .............        Food & Drug Retailing            1,561,333     1,092,933
    Hang Lung Development Co. Ltd. .....................           Real Estate                   1,906,000     1,844,934
    HSBC Holdings PLC ..................................             Banks                          32,009       378,573
    Hutchison Whampoa Ltd. .............................      Industrial Conglomerates             133,400     1,346,844
    Jiangsu Expressway Co. Ltd. ........................    Transportation Infrastructure           28,000         6,569
    Swire Pacific Ltd., A ..............................        Diversified Financials              17,000        88,053
                                                                                                              -----------
                                                                                                              26,642,045
                                                                                                              -----------
    HUNGARY 1.2%

    Egis RT ...........................................           Pharmaceuticals                   10,528       362,089
    Gedeon Richter Ltd. ...............................           Pharmaceuticals                   29,760     1,638,687
    Matav RT ..........................................   Diversified Telecommunication Services   459,200     1,340,031
    MOL Magyar Olaj-Es Gazipari RT ....................              Oil & Gas                      82,440     1,172,805
                                                                                                               ----------
                                                                                                               4,513,612
                                                                                                              -----------
    INDIA 1.4%

    Bharat Heavy Electricals Ltd. .....................          Electrical Equipment              126,160       473,100
  a BSES Ltd. .........................................           Electric Utilities                98,800       412,822
    Grasim Industries Ltd. ............................       Industrial Conglomerates             224,222     1,432,609
    Hindalco Industries Inc. ..........................           Metals & Mining                   15,961       283,118
    Hindustan Petroleum Corp. Ltd. ....................                Oil & Gas                    94,693       318,260
    Mahanagar Telephone Nigam Ltd. ....................   Diversified Telecommunication Services   273,100       732,969
    NIIT Ltd. .........................................        IT Consulting & Services             34,910       283,050
    Satyam Computers Services Ltd. ....................        IT Consulting & Services             10,900        39,496
    SSI Ltd. ..........................................        IT Consulting & Services             28,400       184,986
    Tata Power Co. Ltd. ...............................          Electric Utilities                 30,600        84,599
    Videsh Sanchar Nigam Ltd. .........................   Diversified Telecommunication Services   112,560       764,877
                                                                                                              -----------
                                                                                                               5,009,886
                                                                                                              -----------
    INDONESIA 3.1%

    PT Gudang Garam TBK ...............................                  Tobacco                   568,000       658,262
    PT Hanjaya Mandala Sampoerna ......................                  Tobacco                   228,500       321,986
  a PT Indocement Tunggal Prakarsa ....................          Construction Materials          2,324,500       285,716
  a PT Indofoods Sukses Makmur TBK ....................              Food Products              22,443,525     1,674,890
    PT Indosat (Persero) TBK ..........................   Diversified Telecommunication Services 2,129,000     1,897,221
    PT Semen Gresik (Persero) TBK .....................          Construction Materials          1,493,618       806,475
    PT Telekomunikasi Indonesia TBK, B ................  Diversified Telecommunication Services 18,738,900     5,264,660
    PT Timah TBK ......................................               Metals & Mining            1,788,500       270,866
                                                                                                              -----------
                                                                                                              11,180,076
                                                                                                              -----------
  a ISRAEL .1%

    Formula Systems (1985) Ltd. .......................                Software                      9,070       193,363
    Makhteshim-Agan Industries Ltd. ...................                Chemicals                    68,870       141,043
                                                                                                               -----------
                                                                                                                 334,406
                                                                                                               -----------
    MALAYSIA .5%

    Genting Bhd .......................................     Hotels Restaurants & Leisure           606,400     1,396,316
    IOI Corp. Bhd .....................................              Food Products                 432,000       301,263
                                                                                                              -----------
                                                                                                               1,697,579
                                                                                                               -----------

                                                                             233

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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)



  TEMPLETON DEVELOPING MARKETS SECURITIES FUND                    INDUSTRY                      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    MEXICO  11.6%
    Alfa SA de CV, A ..................................       Industrial Conglomerates              48,200   $    66,300
    Cemex SA ..........................................        Construction Materials            3,403,886    18,054,174
  a DESC SA de CV DESC, B .............................       Industrial Conglomerates             543,400       236,196
    Grupo Bimbo SA de CV, A ...........................              Food Products               1,905,000     3,354,058
  a Grupo Carso SA de CV ..............................       Industrial Conglomerates              98,000       290,091
    Grupo Financiero Banamex Accival SA de CV .........                  Banks                     937,059     2,418,050
  a Grupo Financiero BBVA Bancomer SA de CV, O ........                   Banks                  1,773,000     1,753,977
    Grupo Mexico SA de CV, B  .........................               Metals & Mining              726,800     1,889,080
    Kimberly Clark de Mexico SA de CV, A ..............          Paper & Forest Products         1,794,600     5,294,440
    Telefonos de Mexico SA de CV, L, ADR ..............  Diversified Telecommunication Services    251,130     8,812,152
                                                                                                             -----------
                                                                                                              42,168,518
                                                                                                              -----------
    PAKISTAN .9%

  a Hub Power Co. Ltd. ................................             Electric Utilities           5,254,000     1,575,789
    Pakistan Telecommunications Corp., A ..............   Diversified Telecommunication Services 5,525,500     1,553,371
                                                                                                               ----------
                                                                                                               3,129,160
                                                                                                              ----------
     PHILIPPINES 1.3%
   a Philippine National Bank .........................                   Banks                  1,303,761     1,081,805
     San Miguel Corp., B ..............................                Beverages                 3,896,630     3,530,566
                                                                                                              -----------
                                                                                                               4,612,371
    POLAND 4.3%

    Bank Rozwoju Eksportu SA ..........................                   Banks                     47,100     1,109,824
    Bank Slaski SA W Katowicach .......................                   Banks                     36,704     2,434,426
  a Elektrim SA .......................................           Electrical Equipment             414,198     2,664,583
  a Orbis SA ..........................................       Hotels Restaurants & Leisure          74,000       308,141
    Polski Koncern Naftowy Orlen SA ...................                Oil & Gas                 1,189,716     5,310,040
    Telekomunikacja Polska SA .........................   Diversified Telecommunication Services   879,801     3,850,021
                                                                                                             -----------
                                                                                                              15,677,035
                                                                                                             -----------
    RUSSIA 2.6%
    Lukoil Holdings ...................................                Oil & Gas                     5,100        60,843
    Lukoil Holdings, ADR ..............................                Oil & Gas                    66,107     3,354,930
    Mosenergo, ADR ....................................             Electric Utilities             275,980     1,048,724
    Mosenergo, GDR ....................................             Electric Utilities              23,100        89,954
    Rostelecom, ADR ...................................    Diversified Telecommunication Services  350,790     1,841,648
    Rostelecom, pfd ...................................    Diversified Telecommunication Services  249,000        86,465
  a Surgutneftegaz ....................................                Oil & Gas                 2,680,000       681,524
    Tatneft ...........................................                Oil & Gas                   347,620       185,455
  a Unified Energy Systems ............................            Electric Utilities           16,087,500     1,830,758
  a Vimpel Communications, ADR ........................     Wireless Telecommunication Services     21,800       357,738
                                                                                                             -----------
                                                                                                              9,538,039
                                                                                                             -----------
    SINGAPORE 2.7%

    Cycle & Carriage Ltd. .............................            Specialty Retail                186,606       327,738
    First Capital Corp. Ltd. ..........................               Real Estate                  224,000       180,724
    Fraser and Neave Ltd. .............................                Beverages                   937,100     4,088,883
    Keppel Corp. Ltd. .................................          Diversified Financials          1,804,600     3,585,429
    Sembcorp Marine Ltd. ..............................               Machinery                  1,541,000       816,172
    United Industrial Corp. Ltd. ......................              Real Estate                 1,595,000       744,100
                                                                                                             -----------
                                                                                                               9,743,046
                                                                                                             -----------
  a SLOVAK REPUBLIC .1%

    Slovnaft AS .......................................                Oil & Gas                    37,410       421,239
                                                                                                             -----------
    SOUTH AFRICA 15.5%

    African Bank Investments Ltd. .....................          Diversified Financials          1,082,900     1,229,133
    Anglo American PLC ................................             Metals & Mining                355,548     5,274,957
    Astral Foods Ltd. .................................          Food & Drug Retailing             115,660       162,842
    Barloworld Ltd. ...................................         Industrial Conglomerates           690,300     5,120,691


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STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)


                                                                                                SHARES/
  TEMPLETON DEVELOPING MARKETS SECURITIES FUND                    INDUSTRY                      WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    SOUTH AFRICA (CONT.)
  a Comparex Holdings Ltd. ............................  IT Consulting & Services                121,100   $   168,249
    Firstrand Ltd. ....................................   Banks                                1,240,000     1,325,924
    Imperial Holdings Ltd. ............................   Specialty Retail                       154,177     1,290,960
    Iscor Ltd. ........................................   Metals & Mining                        806,784     2,902,317
    Kersaf Investments Ltd. ...........................   Hotels Restaurants & Leisure           289,767     1,294,020
    Liberty Group Ltd. ................................  Insurance                               269,262     1,940,621
    Nedcor Ltd. ....................................... Banks                                     37,914       738,395
    Old Mutual PLC ....................................   Insurance                            1,734,610     3,976,337
    Palabora Mining Co. Ltd. ..........................   Metals & Mining                         84,500       387,836
    Remgro Ltd. .......................................  Industrial Conglomerates                464,470     3,330,236
    Reunert Ltd. ......................................  Electronic Equipment & Instruments      261,000       582,777
    Sanlam Ltd. ........................................   Insurance                           1,667,900     2,275,895
    Sappi Ltd. ........................................  Paper & Forest Products                   9,355        82,277
    Sasol Ltd. ........................................   Oil & Gas                              950,200     8,675,257
    South African Breweries PLC ........................   Beverages                           1,443,324    10,921,523
    Tiger Brands Ltd. ..................................   Food Products                         462,638     3,592,569
    Tongaat-Hulett Group Ltd. .......................  Food Products                             231,195     1,218,869
    Venfin Ltd. ....................................   Wireless Telecommunication Services        63,377       145,050
                                                                                                           ------------
                                                                                                            56,636,735
                                                                                                            -----------
    South Korea 7.2%
    Cheil Jedang Corp. ..............................   Food Products                             47,450     1,561,599
    Good Morning Securities Co. .....................  Diversified Financials                     30,000       118,800
    Hyundai Motor Co. Ltd. ..........................   Automobiles                              243,900     5,307,474
    Kookmin Bank ....................................   Banks                                     17,480       234,545
    Korea Electric Power Corp. ......................  Electric Utilities                         95,039     1,768,507
    Korea Telecom Corp., ADR ........................  Diversified Telecommunication Services     12,808       281,520
    Samsung Corp. ...................................   Trading Companies & Distributors          54,120       312,111
    Samsung Electro-Mechanics Co. ...................  Electronic Equipment & Instruments          9,610       345,088
    Samsung Electronics Co. Ltd. ....................   Semiconductor Equipment & Products        50,066     7,391,520
  a Samsung Heavy Industries Co. Ltd. ...............   Machinery                              1,085,207     4,589,495
    Samsung SDI Co. Ltd. .............................   Electronic Equipment & Instruments       19,546       942,356
    Samsung Securities Co. Ltd. ......................   Diversified Financials                   36,370     1,034,748
    SK Corp. ..........................................   Oil & Gas                              186,840     2,363,336
                                                                                                            -----------
                                                                                                            26,251,099
                                                                                                            -----------
    Taiwan .3%
    Accton Technology Corp. .......................   Communications Equipment                     56,600        67,894
    China Motor Co. Ltd ...........................   Automobiles                                 272,335       185,090
    Procomp Informatics Co. Ltd. ..................   Machinery                                     4,000         7,900
  a Ritek Corp. ...................................   Computers & Peripherals                     187,000       404,633
    Siliconware Precision Industries Co. Ltd. .....   Semiconductor Equipment & Products          432,000       244,670
    Taiwan Semiconductor Manufacturing Co. ........   Semiconductor Equipment & Products           64,400       119,710
  a United Microelectronics Corp. .................   Semiconductor Equipment & Products          125,000       165,916
                                                                                                             -----------
    THAILAND 4.5%
  a,b American Standard Sanitaryware Public
     Co. Ltd., fgn.................................   Building Products                           24,500         68,176
  a Bangkok Bank Public Co. Ltd. ..................   Banks                                       28,287         23,739
  a Bangkok Bank Public Co. Ltd., fgn .............   Banks                                    1,608,200      1,633,772
    Electricity Generating Public Co. Ltd., fgn ..    Electric Utilities                         238,400        205,336
  a Land and House Public Co. Ltd., fgn ...........   Household Durables                         530,826        322,388
  a Land and House Public Co. Ltd., wts., 5/10/08 .   Household Durables                         265,413          8,792
    PTT Exploration & Production Public Co. Ltd., fgn    Oil & Gas                               738,300      2,038,152
  a Shin Corporation Public Co. Ltd., fgn .........   Wireless Telecommunication Services        570,700      2,167,853
  a Siam Cement Public Co. Ltd. ...................   Construction Materials                      45,850        431,363
  a Siam Cement Public Co. Ltd., fgn ..............   Construction Materials                     184,360      1,995,062
  a Siam Commercial Bank, 5.25%, cvt. pfd., fgn ..   Banks                                     5,464,100      2,413,472
    Siam Makro Public Co. Ltd., fgn ..............   Multiline Retail                            312,900        348,972



                                                                                                 SHARES/
  TEMPLETON DEVELOPING MARKETS SECURITIES FUND               INDUSTRY                           WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
    THAILAND (CONT.)
  a Telecomasia Corp. Public Co. Ltd., fgn ........   Diversified Telecommunication Services    463,400     $ 191,889
  a Telecomasia Corp. Public Co. Ltd., purch. rts .   Diversified Telecommunication Services    344,616           --
  a Thai Airways International Public Co. Ltd., fgn   Airlines                                  470,200       290,760
  a Thai Farmers Bank Public Co. Ltd. .............   Banks                                     362,716       160,210
  a Thai Farmers Bank Public Co. Ltd., fgn ........   Banks                                   4,917,250     2,171,930
  a Total Access Communication Public Co. Ltd. ....  Diversified Telecommunication Services     638,300     1,436,175
  a United Communications Industries, fgn .........   Communications Equipment                  464,200       302,427
                                                                                                            -----------
                                                                                                           16,210,468
  TURKEY 5.4%

    Akbank ........................................   Banks                               1,135,210,328     4,703,660
    Anadolu Efes Biracilik ve Malt Sanayii AS .....   Beverages                                 770,000        29,450
    Arcelik AS, Br ................................   Household Durables                    229,356,000     1,873,226
  a Haci Omer Sabanci Holding AS ..................   Diversified Financials                305,963,992     1,243,360
    KOC Holding AS ................................   Diversified Financials                 90,934,664     2,354,882
    Tupras-Turkiye Petrol Rafineleri AS ...........  Oil & Gas                              180,980,000     4,614,629
  a Turkcell Iletisim Hizmetleri AS ...............   Wireless Telecommunication Services   174,371,465     2,014,650
  a Yapi ve Kredi Bankasi AS ......................   Banks                                 909,345,000     2,828,404
                                                                                                         ------------
                                                                                                           19,662,261
                                                                                                         ------------
    United Kingdom .1%

    Bhp Billiton ..................................   Metals & Mining                           42,000        203,191
                                                                                                          ------------
    Venezuela
    Compania Anonima Nacional Telefonos de
       Venezuela, ADR ............................ Diversified Telecommunication Services        7,560        177,206
                                                                                                           -----------
    TOTAL LONG TERM INVESTMENTS (COST $365,536,821).                                                      320,114,887

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                          -------------
    SHORT TERM INVESTMENTS 10.7%
    U.S. Treasury Bills, 3.350% - 3.495%,
     8/09/01 - 9/20/01 (Cost $38,984,111) .............................                  $  39,257,000     38,987,292
                                                                                                         -------------
    TOTAL INVESTMENTS (COST $404,520,932) 98.6% ......................                                    359,102,179
    OTHER ASSETS, LESS LIABILITIES 1.4% ..............................                                      5,073,281
                                                                                                         -------------
    TOTAL NET ASSETS 100.0% ..........................................                                  $ 364,175,460





a Non-income producing

b See Note 8 regarding restricted securities.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                          PRINCIPAL
 TEMPLETON GLOBAL INCOME SECURITIES FUND                    AMOUNT*        VALUE
-------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.9%
    AUSTRALIA 1.0%
     New South Wales Treasury Corp., 6.50%, 5/01/06    $ 1,362,000 AUD   $   701,789
                                                                         -----------
     BELGIUM 2.4%

     Kingdom of Belgium, 7.50%, 7/29/08 ............    1,731,000 EUR      1,663,783
                                                                         -----------
     BRAZIL 2.5%
     Republic of Brazil:
        14.50%, 10/15/09 ...........................      810,000            856,373
       11.00%, 8/17/40 .............................    1,180,000            878,423
                                                                         -----------
                                                                           1,734,796
                                                                         -----------
     BULGARIA 4.1%

     Republic of Bulgaria, FRN, 6.313%, 7/28/11 ....    3,580,000         2,864,000
                                                                         -----------
     CANADA 2.3%
     Government of Canada:
       8.75%, 12/01/05 .............................      845,000 CAD        623,338
       7.00%, 12/01/06 .............................    1,478,000 CAD      1,031,221
                                                                         -----------
                                                                           1,654,559
                                                                         -----------
     DENMARK 1.5%

     Kingdom of Denmark, 5.00%, 8/15/05 ............    9,295,000 DKK      1,059,190
                                                                         -----------
     FRANCE 17.6%
     Government of France:
       6.75%, 10/25/03 .............................    4,389,000 EUR      3,906,469
       4.00%, 10/25/09 .............................   10,898,000 EUR      8,514,365
                                                                         -----------
                                                                          12,420,834
                                                                         -----------
     GERMANY 15.8%

     Bundesobligation, 3.75%, 8/26/03 ..............      974,000 EUR        815,384
     Federal Republic of Germany:
       3.25%, 2/17/04...............................    4,257,000 EUR      3,511,853
       6.00%, 7/04/07 ..............................    5,010,000 EUR      4,511,150
       Series 136, 5.00%, 8/19/05 ..................    2,698,000 EUR      2,321,211
                                                                         -----------
                                                                          11,159,598
                                                                         -----------
     ITALY 6.4%
     Buoni Poliennali Del Tesoro:
       7.75%, 11/01/06 .............................   4,183,293 EUR       4,003,499
       5.50%, 11/01/10 .............................     634,000 EUR         547,015
                                                                         -----------
                                                                           4,550,514
                                                                         -----------
     MEXICO 4.7%
     United Mexican States:
       9.875%, 2/01/10 .............................   1,300,000           1,437,475
       11.375%, 9/15/16 ............................     645,000             780,934
       11.50%, 5/15/26 .............................     885,000           1,125,278
                                                                         -----------
                                                                           3,343,687
                                                                         -----------
     NETHERLANDS 4.1%
     Government of Netherlands, 5.75%, 2/15/07 .....   3,308,000 EUR       2,922,752
                                                                         -----------
     NEW ZEALAND 1.2%
     Government of New Zealand, 7.00%, 7/15/09 .....   2,120,000 NZD         877,913
                                                                         -----------
     RUSSIA 2.2%
     Federation of Russia, 11.00%, 7/24/18 .........   1,800,000          1,562,461
                                                                         ----------
     SPAIN 2.7%
     Government of Spain, 10.15%, 1/31/06 ..........   1,879,000 EUR       1,933,130
                                                                         -----------
     SWEDEN .7%
     Kingdom of Sweden, 6.00%, 2/09/05 .............   5,500,000 SEK         519,772
                                                                         -----------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


                                                          PRINCIPAL
 TEMPLETON GLOBAL INCOME SECURITIES FUND                    AMOUNT*        VALUE
-------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     TURKEY 2.3%
     Republic of Turkey:
       12.375%, 6/15/09 ............................   $ 1,000,000      $   916,000
       11.875%, 1/15/30 ............................       790,000          671,500
                                                                         -----------
                                                                           1,587,500
                                                                         -----------
     UNITED KINGDOM 4.8%
     United Kingdom:
       6.50%, 12/07/03 .............................       717,000 GBP     1,031,243
       7.50%, 12/07/06 .............................     1,550,000 GBP     2,383,224
                                                                         -----------
                                                                           3,414,467
                                                                         -----------
     UNITED STATES 18.8%
     FNMA, 6.00%, 5/15/11 ..........................     9,646,000         9,552,530
     KFW International Finance Inc., 6.125%, 7/08/02       825,000           840,343
     U.S. Treasury Notes:
       7.25%, 8/15/04 ..............................     1,772,000         1,903,367
       5.00%, 2/15/11 ..............................     1,000,000           970,627
                                                                         -----------
                                                                          13,266,867
                                                                         -----------
     VENEZUELA 2.8%
     Republic of Venezuela, 144A, 9.125%, 6/18/07 ..     2,240,000         1,993,351
                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $73,101,074) ....                      69,230,963
a REPURCHASE AGREEMENT 1.1%
  Dresdner Kleinwort Wasserstein Securities LLC.,
   3.85%, 7/02/01 (Maturity Value $755,242) (COST $ 755,000)
    Collateralized by U.S. Treasury Bills, Notes and
    Bonds, and U.S. Government Agency Securities ...       755,000           755,000
                                                                         ------------
 TOTAL INVESTMENTS (COST $73,856,074) 99.0%  .......                      69,985,963
 OTHER ASSETS, LESS LIABILITIES 1.0%................                         737,973
                                                                         ------------
 TOTAL NET ASSETS 100.0% ...........................                     $70,723,936
                                                                         ============


CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona


*The principal amount is stated in U.S. dollars unless otherwise indicated. a See Note 1(c) regarding repurchase agreement.

                       See notes to financial statements.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

 TEMPLETON GROWTH SECURITIES FUND                          COUNTRY            SHARES      VALUE
-----------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.4%
     AEROSPACE & Defense 4.8%
     BAE Systems PLC ................................   United Kingdom     2,305,183   $11,038,658
     Lockheed Martin Corp. ..........................   United States        503,360    18,649,488
     Raytheon Co. ...................................   United States        439,574    11,670,690
     Rolls-Royce PLC ................................   United Kingdom     4,328,521    14,275,000
                                                                                       -----------
                                                                                        55,633,836
                                                                                       -----------
     AIR FREIGHT & Couriers .1%
     Airborne Inc. ..................................   United States         89,400     1,036,146
                                                                                       -----------
     AIRLINES .8%

     Singapore Airlines Ltd. ........................   Singapore          1,303,100     9,011,559
                                                                                        -----------

     AUTO COMPONENTS 1.2%
     Goodyear Tire & Rubber Co. .....................   United States        269,000     7,532,000
     Michelin SA, B .................................   France               200,000     6,327,089
                                                                                       -----------
                                                                                        13,859,089
                                                                                       -----------
     AUTOMOBILES 2.9%

     Bayerische Motoren Werke AG ....................   Germany              203,600     6,704,682
     Ford Motor Co. .................................   United States        234,507     5,757,147
     General Motors Corp. ...........................   United States        205,860    13,247,091
     Volkswagen AG ..................................   Germany              165,400     7,729,037
                                                                                       -----------
                                                                                        33,437,957
                                                                                       -----------
     BANKS 6.8%

     Australia & New Zealand Banking Group Ltd. .....   Australia          1,844,184    15,839,525
     Bank of America Corp. ..........................   United States        129,630     7,781,689
     Foreningssparbanken AB, A ......................   Sweden               350,000     4,051,317
     HSBC Holdings PLC ..............................   Hong Kong          1,415,201    16,737,688
     Lloyds TSB Group PLC ...........................   United Kingdom       658,720     6,591,276
     National Australia Bank Ltd. ...................   Australia            869,000    15,476,803
     U.S. Bancorp ...................................   United States        537,625    12,252,474
                                                                                       -----------
                                                                                        78,730,772
                                                                                       -----------
     BUILDING PRODUCTS .6%
     Novar PLC ......................................   United Kingdom     2,898,818     6,543,193
                                                                                       -----------
     CHEMICALS 4.7%

     Agrium Inc. ....................................   Canada                89,300       893,000
     Akzo Nobel NV ..................................   Netherlands          355,200    15,034,666
     BASF AG ........................................   Germany              253,200     9,924,200
     DSM NV, Br .....................................   Netherlands          300,000    10,437,919
     Eastman Chemical Co. ...........................   United States        125,000     5,953,750
     Kemira OY ......................................   Finland               40,046       203,405
     Lyondell Chemical Co. ..........................   United States        770,500    11,850,290
                                                                                       -----------
                                                                                        54,297,230
                                                                                       -----------
     COMMERCIAL SERVICES & Supplies 1.2%

     Waste Management Inc. ..........................   United States        455,740    14,045,907
                                                                                       -----------
     COMMUNICATIONS EQUIPMENT .6%

     Motorola Inc. ..................................   United States        405,310     6,711,934
                                                                                       -----------
     COMPUTERS & Peripherals 2.8%

     Compaq Computer Corp. ..........................   United States        400,000     6,196,000
     Fujitsu Ltd. ...................................   Japan                350,000     3,676,235
     Hewlett-Packard Co. ............................   United States        304,390     8,705,554
   a Lexmark International Inc. .....................   United States         60,000     4,035,000
     NEC Corp. ......................................   Japan                770,000    10,402,903
                                                                                       -----------
                                                                                        33,015,692
                                                                                       -----------
     CONSTRUCTION MATERIALS .3%

     Cheung Kong Infrastructure Holdings Ltd. .......   Hong Kong          1,768,000     3,060,039
                                                                                       -----------



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)

 TEMPLETON GROWTH SECURITIES FUND                          COUNTRY            SHARES      VALUE
-----------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.0
     DIVERSIFIED FINANCIALS 3.3%

     Merrill Lynch & Co. Inc. .......................   United States        250,000   $14,812,500
     Nomura Securities Co. Ltd. .....................   Japan                726,000    13,912,284
     Swire Pacific Ltd., A ..........................   Hong Kong          1,688,300     8,744,640
     Swire Pacific Ltd., B ..........................   Hong Kong          1,304,000       936,217
                                                                                       -----------
                                                                                        38,405,641
                                                                                       -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES 6.7%

     AT&T Corp. .....................................   United States        500,000    11,000,000
     Cable & Wireless PLC ...........................   United Kingdom     1,314,000     7,729,031
     Korea Telecom Corp., ADR .......................   South Korea          197,130     4,332,917
     Nippon Telegraph & Telephone Corp. .............   Japan                  2,698    14,061,097
     SBC Communications Inc. ........................   United States        160,000     6,409,600
     Telecom Argentina Stet-France Telecom SA, B, ADR   Argentina            240,000     3,708,000
     Telecom Corp. of New Zealand Ltd. ..............   New Zealand        2,386,100     5,454,773
     Telefonos de Mexico SA de CV, L, ADR ...........   Mexico               451,645    15,848,223
   a Worldcom Inc.-MCI Group ........................   United States         24,616       396,324
   a Worldcom Inc.-Worldcom Group ...................   United States        615,410     8,738,822
                                                                                       -----------
                                                                                        77,678,787
                                                                                       -----------
     ELECTRIC UTILITIES 6.7%

     CLP Holdings Ltd. ..............................   Hong Kong          2,451,600    10,277,993
     E.ON AG ........................................   Germany              278,000    14,449,872
     Endesa SA ......................................   Spain                400,000     6,379,575
     Hong Kong Electric Holdings Ltd. ...............   Hong Kong          3,054,434    11,747,964
     Iberdrola SA, Br ...............................   Spain              1,031,200    13,225,325
   a International Power PLC ........................   United Kingdom     1,802,600     7,598,928
     Korea Electric Power Corp. .....................   South Korea          458,200     8,526,290
     Powergen PLC ...................................   United Kingdom       600,000     6,066,999
                                                                                       -----------
                                                                                        78,272,946
                                                                                       -----------
     ELECTRICAL EQUIPMENT .1%

     ABB Ltd. .......................................   Switzerland           93,980     1,381,380
                                                                                       -----------
     ELECTRONIC EQUIPMENT & Instruments .9%

     Hitachi Ltd. ...................................   Japan              1,103,500    10,838,578
                                                                                       -----------
     FOOD & Drug Retailing 3.8%

     Albertson's Inc. ...............................   United States        537,800    16,128,622
     J.Sainsbury PLC ................................   United Kingdom     1,790,010    11,158,298
   a The Kroger Co. .................................   United States        654,190    16,354,750
                                                                                       -----------
                                                                                        43,641,670
                                                                                       -----------
     FOOD PRODUCTS 4.5%

     General Mills Inc. .............................   United States        305,670    13,382,233
     H.J. Heinz Co. .................................   United States        477,130    19,509,846
     Sara Lee Corp. .................................   United States        212,046     4,016,151
     Unilever PLC ...................................   United Kingdom     1,800,000    15,163,277
                                                                                       -----------
                                                                                        52,071,507
                                                                                       -----------
     GAS UTILITIES .9%

     TransCanada PipeLines Ltd. .....................   Canada               885,566    10,941,198
                                                                                       -----------
     HOUSEHOLD DURABLES 2.9%

     Koninklijke Philips Electronics NV .............   Netherlands          562,480    14,908,741
     LG Electronics Inc. ............................   South Korea          275,000     3,531,334
     Newell Rubbermaid Inc. .........................   United States        628,260    15,769,326
                                                                                       -----------
                                                                                        34,209,401
                                                                                       -----------
     HOUSEHOLD PRODUCTS 2.3%

     Clorox Co. .....................................   United States        286,740     9,706,149
     Procter & Gamble Co. ...........................   United States        264,000    16,843,200
                                                                                       -----------
                                                                                        26,549,349
                                                                                       -----------



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

 TEMPLETON GROWTH SECURITIES FUND                          COUNTRY            SHARES      VALUE
-----------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INSURANCE 5.3%

     Ace Ltd. .......................................   Bermuda              302,000   $11,805,180
     Allstate Corp. .................................   United States        457,700    20,134,223
     Torchmark Corp. ................................   United States        273,400    10,993,414
     XL Capital Ltd., A .............................   Bermuda              127,100    10,434,910
     Zurich Financial Services AG ...................   Switzerland           25,298     8,627,597
                                                                                       -----------
                                                                                        61,995,324
                                                                                       -----------
   a IT CONSULTING & Services .2%

     Gartner Inc., B ................................   United States        224,400     2,064,480
                                                                                       -----------
     LEISURE EQUIPMENT & Products .6%

     Eastman Kodak Co. ..............................   United States        159,600     7,450,128
                                                                                       -----------
     MACHINERY 2.3%

     Invensys PLC ...................................   United Kingdom     2,626,640     4,986,870
     Metso OYJ ......................................   Finland              380,650     4,221,317
     Sandvik AB .....................................   Sweden               440,000     8,852,265
     Volvo AB, B ....................................   Sweden               595,620     8,918,965
                                                                                       -----------
                                                                                        26,979,417
                                                                                       -----------
    MARINE .1%

     Peninsular & Oriental Steam Navigation Co. .....   United Kingdom       294,200     1,100,571
                                                                                       -----------
     MEDIA 1.8%

     Gannett Co. Inc. ...............................   United States        230,000    15,157,000
     South China Morning Post Ltd. ..................   Hong Kong          1,254,000       827,972
     United Business Media PLC ......................   United Kingdom       587,350     4,774,397
                                                                                       -----------
                                                                                        20,759,369
                                                                                       -----------
     METALS & Mining 2.4%

     AK Steel Holding Corp. .........................   United States        795,400     9,974,316
     Barrick Gold Corp. .............................   Canada               348,800     5,284,320
     Companhia Siderurgica Nacional Sid Nacional SA .   Brazil           129,100,000     2,403,121
     Pohang Iron & Steel Co. Ltd. ...................   South Korea          131,192    10,491,325
                                                                                       -----------
                                                                                        28,153,082
                                                                                       -----------
     MULTILINE RETAIL 3.1%

   a Kmart Corp. ....................................   United States      1,100,000    12,617,000
     Marks & Spencer PLC ............................   United Kingdom     3,261,000    12,015,611
     Sears, Roebuck & Co. ...........................   United States        275,900    11,673,329
                                                                                       -----------
                                                                                        36,305,940
                                                                                       -----------
    OIL & Gas 6.2%

   Burlington Resources Inc. ........................   United States        193,400     7,726,330
   Eni SpA ..........................................   Italy                779,525     9,502,620
   Occidental Petroleum Corp. .......................   United States        423,100    11,250,229
   PetroChina Co. Ltd., H ...........................   China             29,950,000     6,220,464
   Petroleo Brasileiro SA, ADR ......................   Brazil               350,000     8,186,500
   Repsol YPF SA ....................................   Spain                833,660    13,761,773
   Shell Transport & Trading Co. PLC ................   United Kingdom     1,132,853     9,415,747
   Texaco Inc. ......................................   United States         96,800     6,446,880
                                                                                       -----------
                                                                                        72,510,543
                                                                                       -----------
   PAPER & Forest Products 3.6%

   Bowater Inc. .....................................   United States        191,800     8,581,132
   Georgia-Pacific Corp. (Timber Grp.) ..............   United States        272,200     9,731,150
   International Paper Co. ..........................   United States        300,000    10,710,000
   UPM-Kymmene Corp. ................................   Finland              450,000    12,719,785
                                                                                       -----------
                                                                                        41,742,067
                                                                                       -----------
   PHARMACEUTICALS 4.8%

   Abbott Laboratories ..............................   United States        445,370    21,382,214
   Merck KGAA .......................................   Germany              316,440    11,117,069


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


 TEMPLETON GROWTH SECURITIES FUND                          COUNTRY            SHARES      VALUE
-----------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PHARMACEUTICALS (CONT.)
   Mylan Laboratories Inc. ..........................   United States        540,320   $15,199,202
   Pharmacia Corp. ..................................   United States        180,570     8,297,192
                                                                                       -----------
                                                                                        55,995,677
                                                                                       -----------
   REAL ESTATE 2.3%

   Amoy Properties Ltd. .............................   Hong Kong          2,635,500     3,024,106
   Cheung Kong Holdings Ltd. ........................   Hong Kong          2,011,499    21,920,462
   New World Development Co. Ltd. ...................   Hong Kong          1,513,457     1,843,337
                                                                                       -----------
                                                                                        26,787,905
                                                                                       -----------
   ROAD & RAIL .3%

   Nippon Express Co. Ltd. ..........................   Japan                654,000     2,952,221
                                                                                       -----------
 a SEMICONDUCTOR EQUIPMENT & Products .1%

   Hynix Semiconductor Inc. .........................   South Korea          300,000       644,752
                                                                                       -----------
   TRADING COMPANIES & DISTRIBUTORS .2%

   Samsung Corp. ....................................   South Korea          500,000     2,883,506
                                                                                       -----------
   WIRELESS TELECOMMUNICATION SERVICES .2%

   SK Telecom Co. Ltd., ADR .........................   South Korea           54,400       919,360
   Smartone Telecommunications Holdings Ltd. ........   Hong Kong          1,108,000     1,278,478
                                                                                       -----------
                                                                                         2,197,838
                                                                                        -----------
 TOTAL COMMON STOCKS (COST $1,049,535,975)...........                                1,073,896,631
                                                                                     --------------
 PREFERRED STOCKS 1.0%

  Cia Vale do Rio Doce, A, ADR, pfd .................   Brazil              120,000       2,784,000
  Embratel Participacoes SA, ADR, pfd ...............   Brazil              420,550       3,145,714
  Petroleo Brasileiro SA, pfd .......................   Brazil              157,470       3,681,240
  Volkswagen AG, pfd ................................   Germany              60,000       1,828,540
                                                                                      --------------
  TOTAL PREFERRED STOCKS (COST $15,559,909) .........                                    11,439,494
                                                                                       -------------
  TOTAL LONG TERM INVESTMENTS (COST $1,065,095,884)                                    1,085,336,125
                                                                                       -------------

                                                                         PRINCIPAL
                                                                          AMOUNT
                                                                        ------------

b REPURCHASE AGREEMENTS 5.3%
 Barclays Capital Inc., 3.95%, 7/02/01 (Maturity  Value $26,767,808)
  Collateralized by U.S. Treasury Bills, Notes and
  Bonds, and U.S. Government Agency Securities .....   United States    $26,759,000      26,759,000
 BNP Paribas Securities Corp., 4.07%, 7/02/01
 (Maturity Value $35,011,871)
   Collateralized by U.S. Treasury Bills, Notes and
   Bonds, and U.S. Government Agency Securities ....   United States     35,000,000      35,000,000
                                                                                        -----------

 TOTAL REPURCHASE AGREEMENTS (COST $61,759,000).....                                     61,759,000
                                                                                      --------------
 TOTAL INVESTMENTS (COST $1,126,854,884) 98.7% .....                                  1,147,095,125
 OTHER ASSETS, LESS LIABILITIES 1.3% ...............                                     14,967,927
                                                                                      --------------
 TOTAL NET ASSETS 100.0%                                                             $1,162,063,052
                                                                                     ==============




a Non-income producing

b See Note 1(c) regarding repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


 TEMPLETON INTERNATIONAL SECURITIES FUND                  COUNTRY           SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 90.6%
    AEROSPACE & Defense 2.0%

     BAE Systems PLC ...............................   United Kingdom      2,764,936   $ 13,240,243
     Saab AB, B ....................................   Sweden                506,393      4,745,101
                                                                                       ------------
                                                                                         17,985,344
                                                                                       ------------
     AIRLINES .8%

     British Airways PLC ...........................   United Kingdom      1,500,553      7,259,447
                                                                                       ------------
     AUTO COMPONENTS 1.7%

     Autoliv Inc., SDR .............................   Sweden                393,611      6,761,864
     Michelin SA, B ................................   France                266,820      8,440,969
     Valeo SA ......................................   France                  2,600        104,967
                                                                                       ------------
                                                                                         15,307,800
                                                                                       ------------
     AUTOMOBILES .9%

     Volkswagen AG .................................   Germany               181,815      8,496,100
                                                                                       ------------
     BANKS 9.6%

     Australia & New Zealand Banking Group Ltd. ....   Australia           1,917,792     16,471,737
     Banca Nazionale del Lavoro SpA ................   Italy               3,283,734     10,285,384
     Bayerische Hypo-Und Vereinsbank AG ............   Germany                56,130      2,748,839
     Bayerische Hypo-Und Vereinsbank AG, 144A ......   Germany               134,116      6,568,025
     HSBC Holdings PLC .............................   Hong Kong             454,655      5,377,239
     HSBC Holdings PLC, ADR ........................   Hong Kong             105,243      6,304,056
     Lloyds TSB Group PLC ..........................   United Kingdom      1,246,500     12,472,713
     National Bank of Canada .......................   Canada                523,079      9,995,579
     Nordea AB, FDR ................................   Sweden              2,135,083     12,236,417
     Unibanco Uniao de Bancos Brasileiros SA, GDR ..   Brazil                209,029      5,319,788
                                                                                       ------------
                                                                                         87,779,777
                                                                                       ------------
     BUILDING PRODUCTS .5%

     Novar PLC .....................................   United Kingdom      1,902,783      4,294,949
                                                                                       ------------
     CHEMICALS 4.6%

     Akzo Nobel NV .................................   Netherlands           329,003     13,925,817
     BASF AG .......................................   Germany               276,469     10,836,231
     Clariant AG ...................................   Switzerland           317,600      7,642,048
   a Elementis PLC .................................   United Kingdom      3,163,208      3,114,007
     Imperial Chemical Industries PLC ..............   United Kingdom        499,408      2,928,770
     Kemira OY .....................................   Finland               634,389      3,222,239
                                                                                       ------------
                                                                                         41,669,112
                                                                                       ------------
     COMMERCIAL SERVICES & SUPPLIES 1.1%

     Chubb PLC .....................................   United Kingdom      2,724,071      6,369,038
     Kidde PLC .....................................   United Kingdom      2,724,071      3,122,265
     Societe BIC SA ................................   France                 23,250        846,335
                                                                                       ------------
                                                                                         10,337,638
                                                                                       ------------
     COMMUNICATIONS EQUIPMENT .2%

     Alcatel SA, ADR ...............................   France                 92,583      1,920,171
                                                                                       ------------
     COMPUTERS & PERIPHERALS 2.0%

     Fujitsu Ltd. ..................................   Japan                 670,271      7,040,210
     NEC Corp. .....................................   Japan                 865,000     11,686,377
                                                                                       ------------
                                                                                         18,726,587
                                                                                       ------------
     CONSTRUCTION & ENGINEERING .1%

     Fletcher Building Ltd. ........................   New Zealand         1,083,314      1,042,473
                                                                                       ------------
     DIVERSIFIED FINANCIALS 4.0%

     ING Groep NV ..................................   Netherlands           225,305     14,724,446
     Nomura Securities Co. Ltd. ....................   Japan                 834,730     15,995,868
     Swire Pacific Ltd., B .........................   Hong Kong           7,938,127      5,699,241
                                                                                       ------------
                                                                                         36,419,555
                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


 TEMPLETON INTERNATIONAL SECURITIES FUND                  COUNTRY           SHARES        VALUE
-----------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
     DIVERSIFIED TELECOMMUNICATION SERVICES 7.3%

     Cable & Wireless PLC ..........................   United Kingdom      1,520,000   $  8,940,736
   a Cia de Telecomunicaciones de Chile SA, ADR ....   Chile                 251,452      3,540,444
     Korea Telecom Corp., ADR ......................   South Korea           302,920      6,658,182
     Nippon Telegraph & Telephone Corp. ............   Japan                   2,159     11,252,004
   a Pacific Century Regional Developments Ltd. ....   Singapore           6,410,127      2,146,091
     Philippine Long Distance Telephone Co., ADR ...   Philippines           502,088      7,054,336
     Telecom Corp. of New Zealand Ltd. .............   New Zealand         2,964,626      6,777,320
     Telefonica SA, ADR ............................   Spain                 263,664      9,818,847
     Telefonos de Mexico SA de CV, L, ADR ..........   Mexico                297,529     10,440,293
                                                                                       ------------
                                                                                         66,628,253
                                                                                       ------------
     ELECTRIC UTILITIES 7.2%

     CLP Holdings Ltd. .............................   Hong Kong           3,246,189     13,609,198
     E.ON AG .......................................   Germany               271,353     14,104,374
     Hong Kong Electric Holdings Ltd. ..............   Hong Kong           2,367,298      9,105,109
     Iberdrola SA, Br ..............................   Spain                 918,222     11,776,362
     Innogy Holdings PLC ...........................   United Kingdom      1,149,686      3,524,759
     Korea Electric Power Corp. ....................   South Korea           250,000      4,652,057
     Powergen PLC ..................................   United Kingdom        851,059      8,605,623
                                                                                       ------------
                                                                                         65,377,482
                                                                                       ------------
     ELECTRICAL EQUIPMENT 1.6%

     Alstom SA .....................................   France                528,574     14,703,617
                                                                                       ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.3%

     Hitachi Ltd. ..................................   Japan               1,174,867     11,539,545
                                                                                       ------------
     FOOD & DRUG RETAILING 1.6%

     J.Sainsbury PLC ...............................   United Kingdom      2,300,000     14,337,398
                                                                                       ------------
     FOOD PRODUCTS 1.9%

     Unilever PLC ..................................   United Kingdom      2,112,924     17,799,363
                                                                                       ------------
     HEALTH CARE EQUIPMENT & SUPPLIES .7%

     Nycomed Amersham PLC ..........................   United Kingdom        918,222      6,737,277
                                                                                       ------------
    HEALTH CARE PROVIDERS & SERVICES 1.1%

     Mayne Nickless Ltd., A ........................   Australia           3,119,588     10,223,636
                                                                                       ------------
     HOTELS RESTAURANTS & LEISURE .4%

     P & O Princess Cruises PLC ....................   United Kingdom        789,853      4,109,999
                                                                                       ------------
     HOUSEHOLD DURABLES 2.1%

     Koninklijke Philips Electronics NV ............   Netherlands           392,839     10,412,344
     Sony Corp. ....................................   Japan                 138,634      9,114,808
                                                                                       ------------
                                                                                         19,527,152
                                                                                       ------------
     INSURANCE 7.4%

     Ace Ltd. ......................................   Bermuda               387,103     15,131,856
     AXA SA ........................................   France                445,292     12,684,717
     AXA SA, 144A ..................................   France                 40,480      1,153,125
     Scor SA .......................................   France                145,685      6,474,779
     Swiss Reinsurance Co. .........................   Switzerland             6,369     12,600,164
     XL Capital Ltd., A ............................   Bermuda                99,328      8,154,829
     Zurich Financial Services AG ..................   Switzerland            32,812     11,190,162
                                                                                       ------------
                                                                                         67,389,632
                                                                                       ------------
     MACHINERY 3.4%

     IHC Caland NV .................................   Netherlands           109,264      5,503,575
     Invensys PLC ..................................   United Kingdom      4,349,526      8,257,897
     Komatsu Ltd. ..................................   Japan               2,196,343     10,073,029
     Volvo AB, B ...................................   Sweden                491,704      7,362,901
                                                                                       ------------
                                                                                         31,197,402
                                                                                       ------------

244

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


 TEMPLETON INTERNATIONAL SECURITIES FUND                  COUNTRY           SHARES        VALUE
-----------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
     MARINE .3%

     Peninsular & Oriental Steam Navigation Co. ....   United Kingdom        789,853   $  2,954,756
                                                                                       ------------
     MEDIA 1.8%

     Wolters Kluwer NV .............................   Netherlands           600,280     16,134,237
                                                                                       ------------
     METALS & MINING 3.8%

     Barrick Gold Corp. ............................   Canada                607,739      9,250,640
     BHP Billiton Ltd. .............................   Australia           1,338,050      7,063,766
     Pechiney SA, A ................................   France                174,700      8,873,501
     Pohang Iron & Steel Co. Ltd. ..................   South Korea           125,150     10,008,151
                                                                                       ------------
                                                                                         35,196,058
                                                                                       ------------
     MULTILINE RETAIL 1.4%

     Hudsons Bay Co. ...............................   Canada                210,238      2,260,862
     Marks & Spencer PLC ...........................   United Kingdom      2,780,830     10,246,357
                                                                                       ------------
                                                                                         12,507,219
                                                                                       ------------
    OIL & GAS 5.6%
     Eni SpA .......................................   Italy               1,057,980     12,897,062
     Repsol YPF SA .................................   Spain                 730,405     12,057,275
     Shell Transport & Trading Co. PLC .............   United Kingdom      1,679,653     13,960,495
     Total Fina Elf SA, B ..........................   France                 86,277     12,080,401
                                                                                       ------------
                                                                                         50,995,233
                                                                                       ------------
     PAPER & FOREST PRODUCTS 1.3%

     Stora Enso OYJ, R .............................   Finland               584,330      6,146,406
     UPM-Kymmene Corp. .............................   Finland               204,542      5,781,623
                                                                                       ------------
                                                                                         11,928,029
                                                                                       ------------
     PHARMACEUTICALS 7.0%

     Aventis SA ....................................   France                212,048     16,927,651
   a Elan Corp. PLC, ADR ...........................   Irish Republic        232,119     14,159,259
     Merck KGAA ....................................   Germany               370,710     13,023,665
     Ono Pharmaceutical Co. Ltd. ...................   Japan                 335,000     10,636,626
     Teva Pharmaceutical Industries Ltd., ADR ......   Israel                141,622      8,823,051
                                                                                       ------------
                                                                                         63,570,252
                                                                                       ------------
     REAL ESTATE 2.0%

     Cheung Kong Holdings Ltd. .....................   Hong Kong           1,681,137     18,320,318
                                                                                       ------------

     ROAD & RAIL 2.2%
     Nippon Express Co. Ltd. .......................   Japan               2,115,342      9,548,890
     Stagecoach Holdings PLC .......................   United Kingdom      9,856,847     10,916,473
                                                                                       ------------
                                                                                         20,465,363
                                                                                       ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.1%

   a Hynix Semiconductor Inc., GDR, 144A ...........   South Korea           236,830      2,528,160
     Samsung Electronics Co. Ltd. ..................   South Korea            49,050      7,241,521
                                                                                       ------------
                                                                                          9,769,681
                                                                                       ------------
     WIRELESS TELECOMMUNICATION SERVICES .6%

     Smartone Telecommunications Holdings Ltd. .....   Hong Kong           4,459,118      5,145,202
                                                                                       ------------

     TOTAL COMMON STOCKS (COST $795,399,992) .......                                    827,796,057
                                                                                       ------------
     PREFERRED STOCKS 2.7%
     Cia Vale Do Rio Doce, A, ADR, pfd .............   Brazil                204,192      4,737,254
     Embratel Participacoes SA, ADR, pfd ...........   Brazil                231,091      1,728,561
     Petroleo Brasileiro SA, pfd ...................   Brazil                300,000      7,013,248
     Telecomunicacoes Brasileiras SA, ADR, pfd .....   Brazil                129,339      6,046,598
     Volkswagen AG, pfd ............................   Germany               160,254      4,883,849
     TOTAL PREFERRED STOCKS (COST $28,335,729) .....                                     24,409,510
                                                                                       ------------
     TOTAL LONG TERM INVESTMENTS (COST $823,735,721)                                    852,205,567
                                                                                       -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


 TEMPLETON INTERNATIONAL SECURITIES FUND                  COUNTRY           SHARES        VALUE
-----------------------------------------------------------------------------------------------------

b SHORT TERM INVESTMENTS 8.4%
 Franklin Institutional Fiduciary Trust Money
  Market Portfolio (Cost $77,257,092) ..........         United States    77,257,092     $ 77,257,092
                                                                                        ---------------

 TOTAL INVESTMENTS (COST $900,992,813) 101.7% ..                                          929,462,659
 OTHER ASSETS, LESS LIABILITIES (1.7)% ........                                           (15,823,008)
                                                                                        ---------------
 TOTAL NET ASSETS 100.0%                                                                 $913,639,651
                                                                                        =============


a Non-income producing

b See Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.
246

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)


 TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND          COUNTRY            SHARES        VALUE
----------------------------------------------------------------------------------------------------
   COMMON STOCKS 82.3%
   AUTO COMPONENTS .5%

   Laird Group PLC .................................   United Kingdom        64,710   $   177,460
                                                                                      -----------
   BANKS 8.9%

   Banco Pastor SA .................................   Spain                  8,350       325,865
   Bayerische Hypo-Und Vereinsbank AG, 144A ........   Germany                6,260       306,569
   Dah Sing Financial Holdings Ltd. ................   Hong Kong            140,400       725,409
   Erste Bank Der Oester Sparkassen AG .............   Austria                7,785       387,777
   Keppel Capital Holdings Ltd. ....................   Singapore            229,000       439,901
   Laurentian Bank of Canada .......................   Canada                23,570       494,200
 a Vontobel Holding AG .............................   Switzerland            8,300       258,127
                                                                                      -----------
                                                                                        2,937,848
                                                                                      -----------
   BEVERAGES 1.2%

   Grupo Continental SA ............................   Mexico               280,830       406,373
                                                                                      -----------
   BUILDING PRODUCTS 2.1%

   Novar PLC .......................................   United Kingdom       122,640       276,822
   Uralita SA ......................................   Spain                 82,360       428,788
                                                                                      -----------
                                                                                          705,610
                                                                                      -----------
   CHEMICALS 2.2%

 a Elementis PLC ...................................   United Kingdom        82,000        80,725
   Energia e Industrias Aragonesas Eia SA ..........   Spain                 36,010       140,227
   Schuttersveld NV ................................   Netherlands           27,366       324,332
   Yule Catto & Co. PLC ............................   United Kingdom        64,300       172,718
                                                                                      -----------
                                                                                          718,002
                                                                                      -----------
   COMMERCIAL SERVICES & SUPPLIES 3.2%

   Arcadis NV ......................................   Netherlands           54,418       405,393
   GTC Transcontinental Group Ltd., B ..............   Canada                29,540       443,801
   Observer AB, B ..................................   Sweden                33,192       207,348
                                                                                      -----------
                                                                                        1,056,542
                                                                                      -----------
 a COMPUTERS & PERIPHERALS 1.7%

   ATI Technologies Inc. ...........................   Canada                59,000       551,278
                                                                                      -----------
   CONSTRUCTION & ENGINEERING 4.3%

   Grupo Dragados SA ...............................   Spain                 44,325       557,219
   Kurita Water Industries Ltd. ....................   Japan                 28,000       385,247
   Leighton Holdings Ltd. ..........................   Australia            112,920       479,078
                                                                                      -----------
                                                                                        1,421,544
                                                                                      -----------
   CONSTRUCTION MATERIALS 1.3%

   Gujarat Ambuja Cements Ltd. .....................   India                108,570       427,679
                                                                                      -----------
   DISTRIBUTORS 1.4%

   LI & Fung Ltd. ..................................   Hong Kong            272,000       446,365
                                                                                      -----------
   DIVERSIFIED FINANCIALS 4.3%

   Athlon Groep NV .................................   Netherlands           20,410       230,661
   BPI Socieda de Gestora de Participacoes Socias SA   Portugal              77,197       179,061
   Housing Development Finance Corp. Ltd. ..........   India                 38,320       561,685
   Kempen & Co. NV .................................   Netherlands            6,210       436,335
                                                                                      -----------
                                                                                        1,407,742
                                                                                      -----------
   ELECTRICAL EQUIPMENT 4.0%

 a Capstone Turbine Corp. ..........................   United States          1,983        44,598
   Draka Holding NV ................................   Netherlands            6,430       324,965
   Halla Climate Control Co. Ltd. ..................   South Korea           19,750       608,977
   Twentsche Kabel Holdings NV .....................   Netherlands           11,150       327,533
                                                                                      -----------
                                                                                        1,306,073
                                                                                      -----------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



 TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND          COUNTRY            SHARES        VALUE
----------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   ELECTRONIC EQUIPMENT & Instruments 2.8%
   Dae Duck Electronics Co. Ltd. ...................   South Korea           44,028   $   328,390
   Kardex AG, Br ...................................   Switzerland            2,341       605,616
                                                                                      -----------
                                                                                          934,006
                                                                                      -----------
   FOOD & Drug Retailing 1.0%

   North West Company Fund .........................   Canada                32,735       319,240
                                                                                      -----------
   FOOD PRODUCTS 2.1%

   Geest PLC .......................................   United Kingdom        46,710       448,339
   Kamps AG ........................................   Germany               27,140       251,579
                                                                                      -----------
                                                                                          699,918
                                                                                      -----------
 a GAS UTILITIES .8%

   Gas Authority of India Ltd., GDR, 144A ..........   India                 30,270       262,592
                                                                                      -----------
   HEALTH CARE EQUIPMENT & SUPPLIES .6%

   Moulin International Holdings Ltd. ..............   Hong Kong          2,367,176       203,337
                                                                                      -----------
   HEALTH CARE PROVIDERS & SERVICES 3.5%

   Gehe AG .........................................   Germany               12,930       503,509
   OPG Groep NV ....................................   Netherlands           21,280       653,927
                                                                                      -----------
                                                                                        1,157,436
                                                                                      -----------
   HOUSEHOLD DURABLES 3.6%

   Bang & Olufsen AS, B ............................   Denmark                8,140       187,903
   Sangetsu Co. Ltd. ...............................   Japan                 23,000       340,795
   Techtronic Industries Co. Ltd. ..................   Hong Kong          1,944,000       660,470
                                                                                      -----------
                                                                                        1,189,168
                                                                                      -----------
   HOUSEHOLD PRODUCTS .8%

   McBride PLC .....................................   United Kingdom       281,810       253,647
                                                                                      -----------
   INDUSTRIAL CONGLOMERATES 1.3%

   Aalberts Industries NV ..........................   Netherlands           22,295       431,440
                                                                                      -----------
   INSURANCE .1%

   Mutual Risk Management Ltd. .....................   Bermuda                3,550        31,595
                                                                                      -----------
   LEISURE EQUIPMENT & PRODUCTS 1.4%

   Amer Group Ltd., A ..............................   Finland               20,090       459,192
                                                                                      -----------
   MACHINERY 3.3%

   Metso OYJ .......................................   Finland               39,810       441,483
   Swisslog Holding AG .............................   Switzerland            3,590       160,781
   Weir Group PLC ..................................   United Kingdom       120,900       473,528
                                                                                      -----------
                                                                                        1,075,792
                                                                                      -----------
   MARINE 3.1%

   Koninklijke Nedlloyd Groep NV ...................   Netherlands           19,030       374,552
   Orient Overseas International Ltd. ..............   Hong Kong            859,000       396,467
   Stolt Nielsen SA ................................   Norway                15,000       265,107
                                                                                      -----------
                                                                                        1,036,126
                                                                                      -----------
   MEDIA 3.2%

   South China Morning Post Ltd. ...................   Hong Kong            762,000       503,122
   Torstar Corp., B ................................   Canada                43,540       556,587
                                                                                      -----------
                                                                                        1,059,709
                                                                                      -----------
   METALS & MINING 1.2%

   Iluka Resources Ltd. ............................   Australia            163,460       409,539
                                                                                      -----------
   MULTILINE RETAIL 5.0%

   Debenhams PLC ...................................   United Kingdom       109,700       700,416
   Sa des Galeries Lafayette .......................   France                 4,490       661,373
   Takashimaya Co. Ltd. ............................   Japan                 41,000       286,001
                                                                                      -----------
                                                                                        1,647,790
                                                                                      -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



 TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND          COUNTRY            SHARES        VALUE
----------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PHARMACEUTICALS 3.2%

   Ono Pharmaceutical Co. Ltd. .....................   Japan                 13,000   $   412,765
   Orion Yhtyma OYJ, B .............................   Finland               24,910       396,445
 a Skyepharma PLC ..................................   United Kingdom       208,730       239,975
                                                                                      -----------
                                                                                        1,049,185
                                                                                     ------------
a REAL ESTATE .3%

   Corporacion Geo SA, B ...........................   Mexico               104,400        85,013
                                                                                      -----------
   ROAD & RAIL 2.0%

   Stagecoach Holdings PLC .........................   United Kingdom       313,980       347,733
   Transportes Azkar SA ............................   Spain                 55,995       326,602
                                                                                      -----------
                                                                                          674,335
                                                                                      -----------
   SPECIALTY RETAIL 6.1%

   Bilia AB, A .....................................   Sweden                28,100       178,120
   Danske Traelast AS ..............................   Denmark               24,360       307,478
   Dickson Concepts International Ltd. .............   Hong Kong            353,500       117,835
   Giordano International Ltd. .....................   Hong Kong          1,880,000       976,166
   Lex Service PLC .................................   United Kingdom        56,470       440,365
                                                                                      -----------
                                                                                        2,019,964
                                                                                      -----------
   TRADING COMPANIES & DISTRIBUTORS .4%

   Internatio-Muller NV ............................   Netherlands            6,104       140,293
                                                                                      -----------
 a TRANSPORTATION INFRASTRUCTURE .8%

   Grupo Aeroportuario Del Sureste SA de CV, ADR ...   Mexico                14,300       267,410
                                                                                      -----------
 a Wireless Telecommunication Services .6%
   Millicom International Cellular SA ..............   Luxembourg             8,350       209,585
                                                                                      -----------
   TOTAL COMMON STOCKS (COST $24,747,541) ..........                                   27,178,828
                                                                                      -----------
   PREFERRED STOCKS 4.4%
   Hugo Boss AG, pfd ...............................   Germany                2,540       709,575
   Telemig Celular Participacoes SA, ADR, pfd ......   Brazil                 8,595       354,973
   Weg SA, pfd .....................................   Brazil               529,440       412,640
                                                                                      -----------
 TOTAL PREFERRED STOCKS (COST $946,959).............                                    1,477,188
                                                                                      -----------
 TOTAL LONG TERM INVESTMENTS (COST $25,694,500)....                                    28,656,016
                                                                                      -----------

                                                                          PRINCIPAL
                                                                            AMOUNT
                                                                         -----------

b REPURCHASE AGREEMENTS 9.1%
  Barclays Capital Inc., 3.95%, 7/02/01 (Maturity Value $1,500,494)
   Collateralized by U.S. Treasury Bills, Notes
   and Bonds, and U.S. Government Agency Securities..                    $1,500,000    1,500,000
  Dresdner Kleinwort Wasserstein Securities LLC, 3.90%,
   7/02/01 (Maturity Value $1,500,488)
    Collateralized by U.S. Treasury Bills, Notes and Bonds,
     and U.S. Government Agency Securities ..........                     1,500,000    1,500,000
                                                                                      -----------
 TOTAL REPURCHASE AGREEMENTS (COST $3,000,000)                                         3,000,000
                                                                                      -----------
 TOTAL INVESTMENTS (COST $28,694,500) 95.8%                                           31,656,016
 OTHER ASSETS, LESS LIABILITIES 4.2%                                                   1,374,047
                                                                                     ------------
 TOTAL NET ASSETS 100.0%                                                             $33,030,063
                                                                                     ============




a Non-income producing.

b See Note 1(c) regarding repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)



                                            Franklin       Franklin Global   Franklin Global      Franklin
                                         Aggressive Growth  Communications   Health Care      Growth and Income  Franklin High
                                          Securities Fund   Securities Fund  Securities Fund   Securities Fund    Income Fund
                                        ------------------------------------------------------------------------------------------

Assets:
 Investments in securities:
  Cost                                         $11,422,086   $361,515,944    $35,042,120   $604,161,757   $253,673,113
                                        ------------------------------------------------------------------------------------------
  Value                                         11,461,976    297,049,463     40,730,063    702,740,063    161,458,186
 Repurchase agreements, at value and cost               --     57,708,366             --     38,225,319      1,135,987
 Receivables:
  Investment securities sold                         2,088     12,754,669      1,486,547     13,162,215        239,167
  Capital shares sold                               37,723             --          3,504        282,614            869
  Dividends and interest                                --        289,756          4,619      2,289,509      3,553,095
      Total assets                              11,501,787    367,802,254     42,224,733    756,699,720    166,387,304
                                        ------------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                  127,166      6,513,510      1,644,618     13,685,472             --
  Capital shares redeemed                                8        378,698         46,488        833,434        270,123
  Affiliates                                         6,370        152,138         23,536        297,897         80,997
  Professional fees                                  7,467         27,800          2,394         31,458          7,937
  Reports to shareholders                            1,095         46,902          1,643         22,438          9,349
 Other liabilities                                      92        110,309          1,118          2,321          4,881
                                        ------------------------------------------------------------------------------------------
      Total liabilities                            142,198      7,229,357      1,719,797     14,873,020        373,287
       Net assets, at value                    $11,359,589   $360,572,897    $40,504,936   $741,826,700   $166,014,017
                                        ==========================================================================================
Net assets consist of:
 Undistributed net investment income           $  (12,601)    $  837,321       $ (6,660)   $ 8,286,484    $ 7,974,693
 Net unrealized appreciation (depreciation)        39,890    (64,466,925)     5,687,943     98,578,306    (92,214,927)
 Accumulated net realized gain (loss)           (6,597,295)   (96,168,422)    (1,094,904)    60,327,815    (37,138,749)
 Capital shares                                 17,929,595    520,370,923     35,918,557    574,634,095    287,393,000
                                        ------------------------------------------------------------------------------------------
       Net assets, at value                    $11,359,589   $360,572,897    $40,504,936   $741,826,700   $166,014,017
                                        ==========================================================================================
CLASS 1:

 Net assets, at value                          $11,357,955   $360,255,604    $40,001,466   $735,172,714   $165,533,775
                                        ==========================================================================================
 Shares outstanding                              1,814,648     45,582,786      2,869,661     47,204,369     22,549,275
                                        ==========================================================================================
 Net asset value and offering price                  $6.26          $7.90         $13.94         $15.57          $7.34
 per share                              ==========================================================================================
CLASS 2:
 Net assets, at value                             $  1,634     $  317,293     $  503,470    $ 6,653,986     $  480,242
                                        ==========================================================================================
 Shares outstanding                                    261         40,274         36,315        428,625         65,727
                                        ==========================================================================================
 Net asset value and offering price                  $6.26          $7.88         $13.86         $15.52          $7.31
per share                               ==========================================================================================


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2001 (UNAUDITED)



                                                           Franklin Large    Franklin       Franklin         Franklin
                                         Franklin Income   Cap Growth       Money Market  Natural Resources Real Estate
                                         Securities Fund   Securities Fund     Fund        Securities Fund    Fund
                                        ----------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                        $597,192,175   $307,005,447   $244,248,914   $ 42,116,955   $149,032,024
                                          ================================================================================
  Value                                        565,770,213    343,567,672    244,248,914     45,561,643    189,741,633
 Repurchase agreements, at value and cost       22,403,074     26,882,068     20,515,000        641,146     10,997,108

 Cash                                                   --             --          3,903             --             --
 Receivables:
  Investment securities sold                    13,193,939      5,407,417             --         15,306             --
  Capital shares sold                               34,956         31,617     21,493,710         15,962        256,036
  Dividends and interest                         7,432,807        249,996        679,946         99,776        798,302
                                         --------------------------------------------------------------------------------
      Total assets                             608,834,989    376,138,770    286,941,473     46,333,833    201,793,07
                                         --------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                9,530,757      7,125,228             --             --             --
  Capital shares redeemed                          717,325        406,044        148,307        120,654        101,016
  Affiliates                                       243,758        229,887        141,263         28,856        107,427
  Professional fees                                  7,333         13,915          7,505          5,989          7,542
  Reports to shareholders                           13,144         18,068          3,565          2,466          4,945
 Distributions to shareholders                          --             --            184             --             --
 Funds advanced by custodian                            --             --             --          7,670             --
 Other liabilities                                  13,628          1,291          8,859            784          4,127
                                         --------------------------------------------------------------------------------
      Total liabilities                         10,525,945      7,794,433        309,683        166,419        225,057
                                         --------------------------------------------------------------------------------
       Net assets, at value                   $598,309,044   $368,344,337   $286,631,790   $ 46,167,414   $201,568,022
                                         --------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income          $ 22,658,506    $ 1,134,322            $--       $291,759    $ 3,789,918
 Net unrealized appreciation (depreciation)    (31,423,875)    36,562,225             --      3,444,688     40,709,609
 Accumulated net realized gain (loss)           10,784,148     (3,076,320)            --    (15,250,093)    (9,026,625)
 Capital shares                                596,290,265    333,724,110    286,631,790     57,681,060    166,095,120
                                         --------------------------------------------------------------------------------
       Net assets, at value                   $598,309,044   $368,344,337   $286,631,790   $ 46,167,414   $201,568,022
                                         --------------------------------------------------------------------------------
CLASS 1:
 Net assets, at value                         $593,864,301   $366,357,621   $259,561,100   $ 39,597,458   $148,027,465
                                         --------------------------------------------------------------------------------
 Shares outstanding                             45,174,649     23,534,412    259,561,100      2,941,557      8,263,798
                                         --------------------------------------------------------------------------------
 Net asset value and offering price
 per share                                          $13.15         $15.57          $1.00         $13.46         $17.91
                                         --------------------------------------------------------------------------------

CLASS 2:

 Net assets, at value                          $ 4,444,743    $ 1,986,716   $ 27,070,690   $  6,569,956   $ 53,540,557
                                         --------------------------------------------------------------------------------
 Shares outstanding                                339,728        128,293     27,070,690        489,801      3,008,820
                                         --------------------------------------------------------------------------------
 Net asset value and offering price per share       $13.08         $15.49          $1.00         $13.41         $17.79
                                         --------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2001 (UNAUDITED)


                                             Franklin        Franklin       Franklin      Franklin          Franklin
                                           Rising Dividends   S&P 500      Small Cap     Technology     U.S. Government
                                           Securities Fund   Index Fund       Fund     Securities Fund        Fund
                                        ----------------------------------------------------------------------------------
Assets:
 Investments in securities:

  Cost                                        $253,076,596    $62,115,515   $617,396,482    $14,721,443   $391,548,810
                                        -----------------------------------------------------------------------------------
  Value                                        359,514,795     55,871,001    674,412,555     13,689,298    399,667,493
 Cash                                                   --          6,000             --             --     17,508,556
 Receivables:
  Investment securities sold                     3,907,545          4,317      3,288,894        225,478         97,529
  Capital shares sold                              302,960        206,923        387,005         41,837        292,850
  Dividends and interest                           465,499         40,241        119,914            313      3,406,709
  Affiliates                                            --         42,286             --             --             --
  Variation margin (Note 1)                             --          3,525             --             --             --
 Other assets                                           --         36,616             --             --             --
                                        -----------------------------------------------------------------------------------
      Total assets                             364,190,799     56,210,909    678,208,368     13,956,926    420,973,137
                                        -----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                       --         59,895     16,568,752        130,844             --
  Capital shares redeemed                          576,558         20,240      7,271,008            870        386,726
  Affiliates                                       220,615                       501,894         11,232        178,035
  Professional fees                                 16,584          1,945             --          3,833         10,629
  Registration fees - Class 3                           --         21,114
  Reports to shareholders                           15,208          4,302                           115         13,951
 Other liabilities                                   8,824            648          1,604            319          2,928
                                        -----------------------------------------------------------------------------------
      Total liabilities                            837,789        108,144     24,343,258        147,213        592,269
                                        -----------------------------------------------------------------------------------
       Net assets, at value                   $363,353,010    $56,102,765   $653,865,110    $13,809,713   $420,380,868
                                        -----------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income           $ 2,549,315     $  252,383    $ 2,124,222      $  23,536   $ 13,124,466
 Net unrealized appreciation (depreciation)    106,438,199     (6,276,216)    57,016,073     (1,032,145)     8,118,683
 Accumulated net realized loss                    (586,084)    (2,720,137)   (26,816,792)    (6,255,966)   (14,985,690)
 Capital shares                                254,951,580     64,846,735    621,541,607     21,074,288    414,123,409
                                        -----------------------------------------------------------------------------------
       Net assets, at value                   $363,353,010    $56,102,765   $653,865,110    $13,809,713   $420,380,868
                                        -----------------------------------------------------------------------------------
CLASS 1:
 Net assets, at value                         $359,109,363    $41,772,762   $306,446,677    $ 7,169,897   $402,179,578
                                        -----------------------------------------------------------------------------------
 Shares outstanding                             26,565,560      4,693,508     16,308,196      1,147,626     31,815,887
                                        -----------------------------------------------------------------------------------
 Net asset value and offering price per share       $13.52          $8.90         $18.79          $6.25         $12.64
                                        -----------------------------------------------------------------------------------
CLASS 2:
 Net assets, at value                          $ 4,243,647      $  75,493   $347,418,433    $ 6,639,816   $ 18,201,290
                                        -----------------------------------------------------------------------------------
 Shares outstanding                                315,813          8,490     18,587,333      1,065,571      1,447,181
                                        -----------------------------------------------------------------------------------
 Net asset value and offering price per share       $13.44          $8.89         $18.69          $6.23         $12.58
                                        -----------------------------------------------------------------------------------
CLASS 3:
 Net assets, at value                                   --    $14,254,510             --             --             --
                                        -----------------------------------------------------------------------------------
 Shares outstanding                                     --      1,610,534             --             --             --
                                        -----------------------------------------------------------------------------------
 Net asset value and offering price per share           --          $8.85             --             --             --


                       See notes to financial statements.
252

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2001 (UNAUDITED)


                                           Franklin            Franklin        Franklin          Mutual           Mutual
                                             Value           Zero Coupon       Zero Coupon      Discovery         Shares
                                         Securities Fund     Fund - 2005      Fund - 2010       Securities Fund   Securities Fund
                                        -----------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                         $44,397,535    $53,690,808    $43,724,451   $167,819,681   $460,479,775
                                        -----------------------------------------------------------------------------------
  Value                                         51,127,937     58,895,462     49,333,705    185,037,775    546,741,280
 Repurchase agreements, at value and cost               --         99,198        167,302             --             --
 Cash                                                   --             --             --      4,378,406        601,363
 Receivables:
  Investment securities sold                     1,375,695             --             --      1,627,855      4,380,257
  Capital shares sold                              292,505             --             --          1,507      1,234,995
  Dividends and interest                            34,554             --             --        323,007        539,772
  Unrealized gain on forward exchange
   contracts (Note 6)                                   --             --             --      2,361,846      1,587,283
  Deposits with broker for securities sold short        --             --             --        617,818        163,971

  Due from broker - variation margin                    --             --             --        144,283             --
                                        -----------------------------------------------------------------------------------
      Total assets                              52,830,691     58,994,660     49,501,007    194,492,497    555,248,921
Liabilities:
 Payables:
  Investment securities purchased                1,448,015             --             --        411,298      2,239,015
  Capital shares redeemed                            3,061        189,813        141,134         56,838        792,475
  Affiliates                                        36,717         30,342         25,523        151,224        367,519
  Professional fees                                  7,409          6,176          5,890          8,043         13,057
  Reports to shareholders                            2,791          2,866          2,431         15,156         23,213
  Securities sold short, at value
     (proceeds $1,114,772)                             --             --             --       1,122,496             --
  Securities sold short, at value
    (proceeds $1,697,788)                              --             --             --             --       1,681,500
  Unrealized loss on forward exchange
   contracts (Note 6)                                   --             --             --        127,837         83,305
  Other liabilities                                     --            672            504          5,246          6,671
                                        -----------------------------------------------------------------------------------
      Total liabilities                          1,497,993        229,869        175,482      1,898,138      5,206,755
                                        -----------------------------------------------------------------------------------
       Net assets, at value                    $51,332,698    $58,764,791    $49,325,525   $192,594,359   $550,042,166
                                        -----------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income            $  204,621    $ 1,794,024    $ 1,545,234     $  736,561    $ 2,361,159
 Net unrealized appreciation                     6,730,402      5,204,654      5,609,254     19,587,458     87,781,771
 Accumulated net realized gain                     171,586        178,394        754,614      6,560,356     18,125,834
 Capital shares                                 44,226,089     51,587,719     41,416,423    165,709,984    441,773,402
                                        -----------------------------------------------------------------------------------
       Net assets, at value                    $51,332,698    $58,764,791    $49,325,525   $192,594,359   $550,042,166
                                        -----------------------------------------------------------------------------------
CLASS 1:
 Net assets, at value                          $32,391,667    $58,764,791    $49,325,525   $190,114,523   $434,994,738
                                        -----------------------------------------------------------------------------------
 Shares outstanding                              2,993,176      3,870,295      3,365,503     14,292,634     29,662,950
                                        -----------------------------------------------------------------------------------
 Net asset value and offering price per share       $10.82         $15.18         $14.66         $13.30         $14.66
                                        -----------------------------------------------------------------------------------
CLASS 2:
 Net assets, at value                          $18,941,031             --             --    $ 2,479,836   $115,047,428
                                        -----------------------------------------------------------------------------------
 Shares outstanding                              1,760,724             --             --        187,364      7,864,910
                                        -----------------------------------------------------------------------------------
 Net asset value and offering price per share       $10.76             --             --         $13.24         $14.63
                                        -----------------------------------------------------------------------------------


                       See notes to financial statements.
                                                                             253

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2001 (UNAUDITED)


                                             Templeton          Templeton        Templeton      Templeton          Templeton
                                           Asset Strategy   Developing Markets  Global Income     Growth          International
                                                 Fund        Securities Fund   Securities Fund  Securities Fund   Securities Fund
                                        ------------------------------------------------------------------------------------------
Assets:
 Investments in securities:

  Cost                                         $607,342,233   $ 404,520,932 $ 73,101,074  $1,065,095,884  $900,992,813
                                        -----------------------------------------------------------------------------------
  Value                                         600,753,553     359,102,179   69,230,963   1,085,336,125   929,462,659
 Repurchase agreements, at value and cost                --                      755,000      61,759,000            --
 Cash                                                    --              --           55             100         3,595
 Receivables:
  Investment securities sold                     13,715,712      10,539,529   17,700,348      18,929,561       514,459
  Capital shares sold                               156,064         158,306        1,137         542,596       591,958
  Dividends and interest                          4,562,702       1,660,596    1,799,672       4,119,626     4,417,294
                                        -----------------------------------------------------------------------------------
      Total assets                              619,188,031     371,460,610   89,487,175   1,170,687,008   934,989,965
                                        -----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                24,518,656       4,176,489   18,566,466         211,209     2,077,221
  Capital shares redeemed                           483,253       2,401,621       97,172       7,304,248    17,785,207
  Affiliates                                        387,247         431,634       37,306         815,001       695,307
  Professional fees                                  37,661          20,693       13,629          39,637        54,108
  Reports to shareholders                           112,993          70,306       18,628         148,807       588,023
 Other liabilities                                  156,306         184,407       30,038         105,054       150,448
                                        -----------------------------------------------------------------------------------
      Total liabilities                          25,696,116       7,285,150   18,763,239       8,623,956    21,350,314
       Net assets, at value                    $593,491,915   $ 364,175,460 $ 70,723,936  $1,162,063,052  $913,639,651
                                        -----------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income            $ 8,319,842    $  4,207,420 $  1,441,285   $  15,889,766   $ 9,902,412
 Net unrealized appreciation (depreciation)      (6,627,616)    (45,418,753)  (3,944,842)     20,240,241    28,469,846
 Accumulated net realized gain (loss)            (4,011,761)   (168,073,306) (17,576,618)      6,495,192   (29,265,150)
 Capital shares                                 595,811,450     573,460,099   90,804,111   1,119,437,853   904,532,543
                                        -----------------------------------------------------------------------------------
       Net assets, at value                    $593,491,915   $ 364,175,460 $ 70,723,936  $1,162,063,052  $913,639,651
                                        -----------------------------------------------------------------------------------
CLASS 1:
 Net assets, at value                          $556,116,142   $ 284,176,901 $ 69,670,107  $1,065,776,487  $682,343,777
                                        -----------------------------------------------------------------------------------
 Shares outstanding                              34,461,337      55,380,934    6,558,642      95,257,307    53,006,381
                                        -----------------------------------------------------------------------------------
 Net asset value per and offering price per share    $16.14           $5.13       $10.62          $11.19        $12.87
                                        -----------------------------------------------------------------------------------
CLASS 2:
 Net assets, at value                          $ 37,375,773   $  79,998,559 $  1,053,829     $96,286,565  $231,295,874
                                        -----------------------------------------------------------------------------------
 Shares outstanding                               2,327,789      15,649,285       99,586       8,651,747    18,111,581
                                        -----------------------------------------------------------------------------------
 Net asset value per and offering price per share    $16.06           $5.11       $10.58          $11.13        $12.77
                                        -----------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2001 (UNAUDITED)

                                                         TEMPLETON
                                                    INTERNATIONAL SMALLER
                                                        COMPANIES FUND
                                                    ---------------------
  Assets:
   Investments in securities:
    Cost ..........................................   $ 25,694,500
                                                      ------------
    Value .........................................     28,656,016
   Repurchase agreements, at value and cost .......      3,000,000
   Cash ...........................................      2,586,632
   Receivables:
    Investment securities sold ....................         69,950
    Capital shares sold ...........................         31,292
    Dividends and interest ........................        127,106
                                                      ------------
        Total assets ..............................     34,470,996
  Liabilities:
   Payables:
    Capital shares redeemed .......................      1,396,402
    Affiliates ....................................         33,669
    Professional fees .............................          4,585
    Reports to shareholders .......................          1,764
    Other liabilities .............................          4,513
                                                      ------------
        Total liabilities .........................      1,440,933
         Net assets, at value .....................   $ 33,030,063
                                                      ------------
  Net assets consist of:
   Undistributed net investment income ............   $    249,670
   Net unrealized appreciation ....................      2,961,516
   Accumulated net realized loss ..................     (5,642,114)
   Capital shares .................................     35,460,991
                                                      ------------
         Net assets, at value .....................   $ 33,030,063
                                                      ------------
  CLASS 1:
   Net assets, at value ...........................   $ 17,816,334
                                                      ------------
   Shares outstanding .............................      1,722,234
                                                      ------------
   Net asset value per and offering price per share   $      10.34
                                                      ------------
  CLASS 2:
   Net assets, at value ...........................   $ 15,213,729
                                                      ------------
   Shares outstanding .............................      1,472,717
                                                      ------------
   Net asset value per and offering price per share         $10.33
                                                      ------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)



                                                FRANKLIN       FRANKLIN GLOBAL  FRANKLIN GLOBAL     FRANKLIN
                                           AGGRESSIVE GROWTH   COMMUNICATIONS     HEALTH CARE    GROWTH AND INCOME FRANKLIN HIGH
                                            SECURITIES FUND    SECURITIES FUND  SECURITIES FUND    SECURITIES FUND   INCOME FUND
                                        ----------------------------------------------------------------------------------------

Investment income:/a

 Dividends                                        $ 32,290      $ 914,427      $ 147,955   $  8,729,502          $  --
 Interest                                               --      1,122,468             --      1,347,755     10,367,082
                                        ----------------------------------------------------------------------------------------
      Total investment income                       32,290      2,036,895        147,955     10,077,257     10,367,082
Expenses:
 Management fees (Note 3)                           25,849      1,099,134        106,794      1,836,444        536,675
 Administrative fees (Note 3)                       11,126             --         28,195             --             --
 Distribution fees - Class 2 (Note 3)                    1            531            438          4,472            745
 Transfer agent fees                                    46         11,603            182          4,427            982
 Custodian fees                                         61         45,885            833          4,019            911
 Reports to shareholders                             1,110         13,849          1,897         23,794          9,578
 Professional fees                                   6,384         15,899          5,635         25,950         10,764
 Trustees' fees and expenses                            97          4,358            207          4,218            967
 Other                                                  26          7,899            501          3,331          3,682
                                        ----------------------------------------------------------------------------------------
      Total expenses                                44,700      1,199,158        144,682      1,906,655        564,304
                                        ----------------------------------------------------------------------------------------
       Net investment income (loss)                (12,410)       837,737          3,273      8,170,602      9,802,778
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                   (4,316,174)   (61,529,190)      (804,060)    62,406,538     (7,610,425)
  Foreign currency transactions                         --        (14,928)         1,675             --             --
                                        ----------------------------------------------------------------------------------------
       Net realized gain (loss)                 (4,316,174)   (61,544,118)      (802,385)    62,406,538     (7,610,425)
 Net unrealized appreciation (depreciation) on:
  Investments                                    2,719,390    (29,634,937)    (2,389,978)   (72,183,318)     4,686,569
  Translation of assets and liabilities denominated
   in foreign currencies                                --           (444)           201             --             --
                                        ----------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation)  2,719,390    (29,635,381)    (2,389,777)   (72,183,318)     4,686,569
Net realized and unrealized loss                (1,596,784)   (91,179,499)    (3,192,162)    (9,776,780)    (2,923,856)
Net increase (decrease) in net assets resulting
 from operations                               $(1,609,194)  $(90,341,762)   $(3,188,889) $  (1,606,178)  $  6,878,922
                                        ----------------------------------------------------------------------------------------




a Net of foreign taxes and fees of $74,927, $857 and $53,814 for the Franklin Global Communications Securities Fund, the Franklin Global Health Care Securities Fund and the Franklin Growth and Income Securities Fund, respectively.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                                Franklin      Franklin Large     Franklin        Franklin       Franklin
                                           Franklin Income      Cap Growth      Money Market  Natural Resources Real Estate
                                           Securities Fund    Securities Fund     Fund        Securities Fund      Fund
                                        ----------------------------------------------------------------------------------------
Investment income:/a
 Dividends                                    $  7,697,987   $  2,111,167          $  --      $ 421,709    $ 2,811,066
 Interest                                       18,126,673        567,783      7,707,555         42,653        320,658
      Total investment income                   25,824,660      2,678,950      7,707,555        464,362      3,131,724
                                        ----------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                        1,511,686      1,496,328        771,850        156,281        513,248
 Distribution fees - Class 2 (Note 3)                4,187          1,474         35,235          6,460         44,034
 Transfer agent fees                                 3,528          1,968          1,209            282          5,133
 Custodian fees                                     18,867          2,216          1,437            907          1,440
 Reports to shareholders                            14,015         23,566          8,772          2,727          4,945
 Professional fees                                  21,328         12,886          6,890          5,026          7,542
 Trustees' fees and expenses                         3,245          2,655          1,696            296            853
 Other                                               7,557          2,173          9,312            286            878
                                        ----------------------------------------------------------------------------------------
      Total expenses                             1,584,413      1,543,266        836,401        172,265        578,073
       Net investment income                    24,240,247      1,135,684      6,871,154        292,097      2,553,651
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                   11,190,307     (1,181,640)           488      1,570,991      6,503,456
  Foreign currency transactions                    (18,292)            --             --         (4,640)         2,026
                                        ----------------------------------------------------------------------------------------
       Net realized gain (loss)                 11,172,015     (1,181,640)           488      1,566,351      6,505,482
 Net unrealized appreciation (depreciation) on:
  Investments                                  (20,674,901)   (20,091,170)            --     (6,276,741)     3,362,250
  Translation of assets and liabilities denominated in
   foreign currencies                                 (622)            --             --            (38)        (1,082)
                                        ----------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation)(20,675,523)   (20,091,170)            --     (6,276,779)     3,361,168
                                        ----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)         (9,503,508)   (21,272,810)           488     (4,710,428)     9,866,650
                                        ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                              $ 14,736,739   $(20,137,126)    $6,871,642    $(4,418,331)   $12,420,301
                                        ----------------------------------------------------------------------------------------





a Net of foreign taxes and fees of $35,399, $20,504 and $15,830 for the Franklin Income Securities Fund, the Franklin Large Cap Growth Securities Fund and the Franklin Natural Resources Securities Fund, respectively.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


                                               Franklin        Franklin       Franklin       Franklin          Franklin
                                           Rising Dividends     S&P 500       Small Cap       Technology     U.S. Government
                                                 Fund          Index Fund        Fund       Securities Fund     Fund
                                        -------------------------------------------------------------------------------------
Investment income:/a
 Dividends                                     $ 3,895,749      $ 364,061   $  4,716,840       $ 82,620         $   --
 Interest                                               --          2,554          7,560             --     14,299,008
      Total investment income                    3,895,749        366,615      4,724,400         82,620     14,299,008
                                        -------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                        1,303,973         39,793      1,437,915         32,058      1,066,417
 Administrative fees (Note 3)                           --         27,256        803,727         15,294             --
 Distribution fees (Note 3)
  Class 2                                            2,346             70        390,986          5,119          9,525
  Class 3                                               --         14,987             --             --             --
 Transfer agent fees                                 9,840            802          4,879             97          2,248
 Transfer agent fees - Class 3 (Note 3)                 --         22,682             --             --             --
 Custodian fees                                      1,658            213          3,526             44          2,077
 Reports to shareholders                             9,965          8,539         30,183            566         16,332
 Registration and filing fees - Class 3                 --         28,924             --             --             --
 Professional fees                                  13,062          4,740         25,722          5,660          9,762
 Trustees' fees and expenses                         1,843          1,608          5,482             29          2,174
 Other                                               1,749          1,133          1,855            217          3,129
                                        -------------------------------------------------------------------------------------
      Total expenses                             1,344,436        150,747      2,704,275         59,084      1,111,664
      Expenses waived/paid by affiliate - Class 3
       (Note 3)                                         --        (36,616)            --             --             --
                                        -------------------------------------------------------------------------------------
        Net expenses                             1,344,436        114,131      2,704,275         59,084      1,111,664
         Net investment income                   2,551,313        252,484      2,020,125         23,536     13,187,344
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                      (12,787)    (1,328,348)    (8,437,499)    (4,620,190)       171,250
  Financial futures contracts                                    (324,466)
  Foreign currency transactions                         --             --             80            (15)            --
                                        -------------------------------------------------------------------------------------
        Net realized gain (loss)                   (12,787)    (1,652,814)    (8,437,419)    (4,620,205)       171,250
 Net unrealized appreciation (depreciation) on
  investments and financial futures contracts   26,458,053     (2,709,220)   (72,904,520)     2,166,581        617,929
                                        -------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)         26,445,266     (4,362,034)   (81,341,939)    (2,453,624)       789,179
Net increase (decrease) in net assets resulting
 from operations                               $28,996,579    $(4,109,550)  $(79,321,814)   $(2,430,088)   $13,976,523
                                        -------------------------------------------------------------------------------------


a Net of foreign taxes and fees of $12,247 and $1,763 for the Franklin Rising Dividends Fund and the Franklin S&P 500 Index Fund, respectively.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)



                                               Franklin        Franklin          Franklin         Mutual             Mutual
                                                 Value        Zero Coupon       Zero Coupon      Discovery         Shares
                                             Securities Fund   Fund - 2005      Fund - 2010    Securities Fund   Securities Fund
                                       ------------------------------------------------------------------------------------------
Investment income:/a
 Dividends                                      $  372,715            $--          $  --    $ 1,923,328    $ 2,683,516
 Interest                                               --      1,995,720      1,720,885      1,181,234      3,113,558
                                        ------------------------------------------------------------------------------------
      Total investment income                      372,715      1,995,720      1,720,885      3,104,562      5,797,074
Expenses:
 Management fees (Note 3)                          111,511        190,663        166,797        760,657      1,456,693
 Administrative fees (Note 3)                       29,415             --             --        142,621        342,631
 Distribution fees - Class 2 (Note 3)               15,491             --             --          1,851         84,715
 Transfer agent fees                                   134            311            544             --
 Custodian fees                                        118            467            285         11,300          8,800
 Reports to shareholders                             4,157          3,277          2,531          6,800         44,000
 Professional fees                                   6,699          5,468          4,713         15,050         25,650
 Trustees' fees and expenses                           129            318            266            910          2,250
 Dividends for securities sold short                    --             --             --         18,519         27,203
 Other                                                 109            473            441          2,540          5,600
                                       ------------------------------------------------------------------------------------
      Total expenses                               167,763        200,977        175,577        960,248      1,997,542
       Net investment income                       204,952      1,794,743      1,545,308      2,144,314      3,799,532
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                      500,724        179,167        760,521      2,505,231     15,855,427
  Foreign currency transactions                        (17)            --             --      2,269,310      1,557,459
                                       ------------------------------------------------------------------------------------
       Net realized gain                           500,707        179,167        760,521      4,774,541     17,412,886
 Net unrealized appreciation (depreciation) on:
  Investments                                    3,337,982         27,393     (1,777,857)       780,658     29,662,188
  Translation of assets and liabilities denominated in
   foreign currencies                                   --             --             --      3,927,342      2,988,629
                                       ------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)     3,337,982         27,393     (1,777,857)     4,708,000     32,650,817
Net realized and unrealized gain (loss)          3,838,689        206,560     (1,017,336)     9,482,541     50,063,703
Net increase in net assets resulting
 from operations                                $4,043,641     $2,001,303      $ 527,972    $11,626,855    $53,863,235
                                       ------------------------------------------------------------------------------------



a Net of foreign taxes and fees of $340, $189,280 and $124,019 for the Franklin Value Securities Fund, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund, respectively.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)




                                                Templeton      Templeton        Templeton      Templeton           Templeton
                                             Asset Strategy Developing Markets Global Income     Growth          International
                                                 Fund       Securities Fund   Securities Fund  Securities Fund   Securities Fund
                                           --------------------------------------------------------------------------------------
Investment income:a

 Dividends                                    $  8,361,307   $  6,805,954            $     $ 19,636,804    $14,049,400
 Interest                                        3,404,551        504,259      2,325,410      1,821,828        901,137
      Total investment income                   11,765,858      7,310,213      2,325,410     21,458,632     14,950,537
                                           --------------------------------------------------------------------------------------
Expenses:

 Management fees (Note 3)                        1,881,202      2,235,139        237,568      4,764,363      3,196,219
 Administrative fees (Note 3)                      435,318        256,267             --             --        602,598
 Distribution fees - Class 2 (Note 3)               43,240         78,677          1,489        106,006        264,552
 Transfer agent fees                                17,687          3,863          1,701          7,020         12,769
 Custodian fees                                    106,234        239,958         24,039        121,831        172,787
 Reports to shareholders                            89,882         78,038         14,214        111,668        487,035
 Professional fees                                  23,721         18,772         13,028         11,934         39,572
 Trustees' fees and expenses                         8,426            871            650          5,509          6,233
 Other                                              25,550         20,498          9,436         13,538          5,604
                                           --------------------------------------------------------------------------------------
      Total expenses                             2,631,260      2,932,083        302,125      5,141,869      4,787,369
       Net investment income                     9,134,598      4,378,130      2,023,285     16,316,763     10,163,168
Realized and unrealized gains (losses):
 Net realized gain (loss) from:

  Investments                                   (1,832,537)   (20,525,931)    (6,239,719)     7,284,360    (29,112,685)
  Foreign currency transactions                   (146,619)      (145,663)       (24,636)       (38,485)       (10,662)
                                           --------------------------------------------------------------------------------------
       Net realized gain (loss)                 (1,979,156)   (20,671,594)    (6,264,355)     7,245,875    (29,123,347)
 Net unrealized appreciation (depreciation) on:
  Investments                                  (46,489,161)    14,419,596      1,005,471    (24,891,676)   (56,326,763)
  Translation of assets and liabilities denominated
   in foreign currencies                           (92,083)            --       (119,389)            --             --
                                           --------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation)  (46,581,244)    14,419,596        886,082    (24,891,676)   (56,326,763)
Net realized and unrealized loss               (48,560,400)    (6,251,998)    (5,378,273)   (17,645,801)   (85,450,110)
Net decrease in net assets resulting
 from operations                              $(39,425,802)  $ (1,873,868)   $(3,354,988)  $ (1,329,038)  $(75,286,942)
                                           --------------------------------------------------------------------------------------


a Net of foreign taxes and fees of $986,498, $533,733, $20,087, $1,627,328 and
$1,588,901 for the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton Global Income Securities Fund, the Templeton Growth Securities Fund and the Templeton International Securities Fund, respectively.

                See notes to financial statements.
260

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


                                                         TEMPLETON
                                                   INTERNATIONAL SMALLER
                                                     COMPANIES FUND
                                                       ------------------
  Investment income:a
   Dividends .........................................   $   530,266
   Interest ..........................................       130,033
                                                         -----------
        Total investment income ......................       660,299
                                                         -----------
  Expenses:
   Management fees (Note 3) ..........................       136,490
   Administrative fees (Note 3) ......................        24,089
   Distribution fees - Class 2 (Note 3) ..............        16,171
   Transfer agent fees ...............................           209
   Custodian fees ....................................         6,284
   Reports to shareholders ...........................         2,382
   Professional fees .................................         7,869
   Trustees' fees and expenses .......................           133
   Other .............................................         1,223
                                                         -----------
        Total expenses ...............................       194,850
         Net investment income .......................       465,449
                                                         -----------
  Realized and unrealized gains (losses):
   Net realized loss from:
    Investments ......................................    (1,398,270)
    Foreign currency transactions ....................       (19,117)
                                                         -----------
         Net realized loss ...........................    (1,417,387)
   Net unrealized appreciation on investments ........     1,174,076
                                                         -----------
  Net realized and unrealized loss ...................      (243,311)
  Net increase in net assets resulting from operations   $   222,138
                                                         -----------


a Net of foreign taxes and fees of $66,286.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                  Franklin Aggressive             Franklin Global           Franklin Global Health
                                Growth Securities Fund    Communications Securities Fund      Care Securities Fund
                                ------------------------------------------------------------------------------------------------
                                 Six Months       Year       Six Months       Year        Six Months       Year
                                   Ended         Ended         Ended         Ended          Ended         Ended
                                June 30, 2001   December     June 30, 2001    December    June 30, 2001    December
                                                31, 2000/a                    31, 2000                      31, 2000
                               -------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)     $   (12,410)   $  17,512       $ 837,737 $  4,512,037       $  3,273      $  46,930
  Net realized gain (loss) from
   investments and foreign currency
   transactions                     (4,316,174)  (2,281,509)    (61,544,118)  53,707,608       (802,385)     6,195,753
  Net unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities
   denominated in foreign currencies  2,719,390  (2,679,500)    (29,635,381) (332,748,296)   (2,389,777)     6,549,568
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations          (1,609,194)  (4,943,497)    (90,341,762) (274,528,651)   (3,188,889)    12,792,251
 Distributions to shareholders from:
  Net investment income:
   Class 1                             (17,313)                    (284,737) (18,952,838)       (59,173)        (8,336)
   Class 2                                  (2)          --            (247)     (11,830)            --            (24)
  Net realized gains:
   Class 1                                  --           --     (86,469,749) (181,330,662)   (4,616,996)            --
   Class 2                                  --           --         (74,871)    (125,705)       (53,588)            --
---------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders   (17,315)          --     (86,829,604)(200,421,035)    (4,729,757)        (8,360)
 Capital share transactions: (Note 2)
   Class 1                             (36,157)  17,964,107      13,958,328   10,827,545      3,134,221     20,749,647
   Class 2                               1,645           --          (1,216)     407,841        206,480        158,864
---------------------------------------------------------------------------------------------------------------------------
 Total capital share transactions      (34,512)   17,964,107     13,957,112   11,235,386      3,340,701     20,908,511
      Net increase (decrease) in
       net assets                   (1,661,021)  13,020,610    (163,214,254) (463,714,300)   (4,577,945)    33,692,402
Net assets:
 Beginning of period                13,020,610           --     523,787,151  987,501,451     45,082,881     11,390,479
---------------------------------------------------------------------------------------------------------------------------
 End of period                     $11,359,589  $13,020,610   $ 360,572,897 $ 523,787,151   $40,504,936    $45,082,881
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in net assets:
  End of period                    $   (12,601)   $  17,124     $   837,321    $ 285,592  $      (6,660)     $  49,240
---------------------------------------------------------------------------------------------------------------------------


a  For the period May 1, 2000 (effective date) to December 31, 2000.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000


                                 Franklin Growth and Income          Franklin                           Franklin
                                    Securities Fund               High Income Fund                Income Securities Fund
                               ------------------------------------------------------------------------------------------------
                                 Six Months       Year       Six Months       Year        Six Months       Year
                                   Ended         Ended         Ended         Ended          Ended         Ended
                                June 30, 2001   December     June 30, 2001    December    June 30, 2001    December
                                                31, 2000                     31, 2000                      31, 2000
                               -------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income         $ 8,170,602 $  22,698,592     $ 9,802,778  $  28,050,297    $ 24,240,247 $  55,980,103
  Net realized gain (loss) from
   investments and foreign
   currency transactions         62,406,538    65,004,861      (7,610,425)   (21,829,916)     11,172,015    35,380,848
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies           (72,183,318)   41,326,108        4,686,569   (35,524,810)    (20,675,523)    29,551,145
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations           (1,606,178)  129,029,561       6,878,922    (29,304,429)     14,736,739   120,912,096
 Distributions to shareholders from:
  Net investment income:
   Class 1                       (2,210,457)  (54,369,619)    (28,836,782)    (1,135,435)    (40,945,074)  (82,922,917)
   Class 2                          (15,510)      (77,721)        (79,441)        (1,629)       (290,468)     (182,714)
  Net realized gains:
   Class 1                      (65,292,798) (101,076,618)             --             --     (35,098,053)  (32,026,055)
   Class 2                         (458,094)     (107,929)             --             --        (248,988)      (60,736)
---------------------------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                  (67,976,859) (155,631,887)    (28,916,223)    (1,137,064)    (76,582,583) (115,192,422)
 Capital share transactions: (Note 2)
   Class 1                       (6,523,487) (127,004,637)     (2,470,428)   (93,770,542)      7,863,519  (133,391,500)
   Class 2                        4,785,402     1,412,883         103,533         51,057       2,387,978     1,156,757
---------------------------------------------------------------------------------------------------------------------------
 Total capital share transactions (1,738,085) (125,591,754)    (2,366,895)   (93,719,485)     10,251,497  (132,234,743)
      Net decrease in
       net assets               (71,321,122) (152,194,080)    (24,404,196)  (124,160,978)    (51,594,347) (126,515,069)
Net assets:
 Beginning of period            813,147,822   965,341,902     190,418,213    314,579,191     649,903,391   776,418,460
---------------------------------------------------------------------------------------------------------------------------
 End of period                 $741,826,700 $ 813,147,822    $166,014,017  $ 190,418,213    $598,309,044 $ 649,903,391
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
 income included in net assets:
  End of period                $ 8,286,484  $  2,572,579     $ 7,974,693   $  27,467,225    $ 22,658,506 $  39,721,056
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                  Franklin Large Cap Growth         Franklin            Franklin Natural Resources
                                      Securities Fund            Money Market Fund              Securities Fund
                                ------------------------------------------------------------------------------------------------
                                 Six Months       Year       Six Months       Year        Six Months       Year
                                   Ended         Ended         Ended         Ended          Ended         Ended
                                June 30, 2001   December     June 30, 2001    December    June 30, 2001    December
                                                31, 2000                    31, 2000                      31, 2000
                               -------------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income         $ 1,135,684   $ 1,961,260    $ 6,871,154    $ 17,285,153     $  292,097     $  402,182
  Net realized gain (loss) from
   investments and foreign
   currency transactions         (1,181,640)   79,192,321            488            (486)     1,566,351      4,894,509
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies           (20,091,170)  (56,856,844)            --              --     (6,276,779)     8,744,323
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations          (20,137,126)   24,296,737      6,871,642      17,284,667     (4,418,331)    14,041,014
 Distributions to shareholders from:
  Net investment income:/a
   Class 1                       (1,998,581)   (2,083,731)    (6,272,807)    (16,844,889)      (350,620)      (303,693)
   Class 2                           (4,651)       (3,736)      (598,835)       (439,778)       (52,747)          (413)
  Net realized gains:
   Class 1                      (80,683,920)  (23,114,084)            --              --             --             --
   Class 2                         (305,474)      (53,174)            --              --             --             --
---------------------------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                  (82,992,626)  (25,254,725)    (6,871,642)    (17,284,667)      (403,367)      (304,106)
 Capital share transactions: (Note 2)
   Class 1                       37,722,023    24,765,907    (15,018,664)    (89,447,979)    (4,894,864)    (7,597,599)
   Class 2                        1,286,970       600,710      5,461,333      13,007,757      4,715,370      2,099,880
---------------------------------------------------------------------------------------------------------------------------
 Total capital share transactions 39,008,993   25,366,617     (9,557,331)    (76,440,222)      (179,494)    (5,497,719)
      Net increase (decrease)
       in net assets            (64,120,759)   24,408,629     (9,557,331)    (76,440,222)    (5,001,192)     8,239,189
Net assets:
 Beginning of period            432,465,096   408,056,467    296,189,121     372,629,343     51,168,606     42,929,417
---------------------------------------------------------------------------------------------------------------------------
 End of period                 $368,344,337  $432,465,096   $286,631,790    $296,189,121    $46,167,414    $51,168,606
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income included in net assets:
  End of period                 $ 1,134,322   $ 2,001,870            $--             $--     $  291,759     $  403,029
-----------------------------------------------------------------------------------------------------------------------------



a Distributions were increased by net realized gains of $488 and decreased by net realized losses of $486 from security transactions for the periods ended June 30, 2001 and December 31, 2000, respectively, for the Franklin Money Market Fund. See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                    Franklin Rising                Franklin
                                 Franklin Real Estate Fund      Dividends Securities Fund       S&P 500 Index Fund
                               ------------------------------------------------------------------------------------------------
                                 Six Months       Year       Six Months       Year        Six Months       Year
                                   Ended         Ended         Ended         Ended          Ended         Ended
                                June 30, 2001   December     June 30, 2001    December    June 30, 2001    December
                                                31, 2000                      31, 2000                      31, 2000
                               -------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income        $ 2,553,651     $ 8,574,011     $ 2,551,313    $ 6,088,407    $  252,484     $  470,310
  Net realized gain (loss) from
   investments, financial futures
   contracts and foreign currency
   transactions                  6,505,482     (10,907,827)        (12,787)    20,442,907    (1,652,814)    (1,055,518)
 Net unrealized appreciation
  (depreciation) on investments,
  financial futures contracts and
  translation of assets and liabilities
  denominated in foreign
  currencies                     3,361,168      46,700,827      26,458,053     38,230,235    (2,709,220)    (4,036,928)
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations          12,420,301      44,367,011      28,996,579     64,761,549    (4,109,550)    (4,622,136)
 Distributions to shareholders from:
  Net investment income:
   Class 1                      (5,720,085)    (10,465,200)       (287,341)   (13,763,559)     (384,081)       (18,826)
   Class 2                      (1,934,491)       (442,237)         (2,621)       (23,267)         (334)           (15)
   Class 3                              --              --              --             --      (106,478)        (3,250)
  Net realized gains:
   Class 1                              --      (6,229,113)    (20,433,946)   (62,362,804)       (8,813)            --
   Class 2                              --        (263,710)       (186,374)       (70,483)          (12)            --
   Class 3                              --              --              --             --        (2,980)            --
---------------------------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                  (7,654,576)    (17,400,260)    (20,910,282)   (76,220,113)     (502,698)       (22,091)
 Capital share transactions: (Note 2)
   Class 1                      (8,877,823)    (30,155,474)    (12,487,576)   (75,525,660)      246,479     33,998,863
   Class 2                      28,734,191      19,132,909       3,228,939        411,669         7,210             15
   Class 3                              --              --              --             --     5,100,959      8,680,947
---------------------------------------------------------------------------------------------------------------------------
 Total capital share transactions 19,856,368   (11,022,565)     (9,258,637)   (75,113,991)    5,354,648     42,679,825
      Net increase (decrease)
       in net assets            24,622,093      15,944,186      (1,172,340)   (86,572,555)      742,400     38,035,598
Net assets:
 Beginning of period           176,945,929     161,001,743     364,525,350    451,097,905    55,360,365     17,324,767
---------------------------------------------------------------------------------------------------------------------------
 End of period                $201,568,022    $176,945,929    $363,353,010   $364,525,350   $56,102,765    $55,360,365
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in net assets:
  End of period                $ 3,789,918     $ 8,890,843     $ 2,549,315     $  287,964    $  252,383     $  490,792
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                        Franklin                    Franklin                    Franklin
                                     Small Cap Fund           Technology Securities Fund    U.S. Government Fund
                                ------------------------------------------------------------------------------------------------
                                 Six Months       Year       Six Months       Year        Six Months       Year
                                   Ended         Ended         Ended         Ended          Ended         Ended
                                June 30, 2001   December     June 30, 2001    December    June 30, 2001    December
                                                31, 2000                      31, 2000                      31, 2000
                               -------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)   $ 2,020,125   $  2,866,175     $  23,536     $ (14,604)   $ 13,187,344   $29,626,829
  Net realized gain (loss) from
   investments and foreign
   currency transactions        (8,437,419)    (18,283,852)    (4,620,205)   (1,635,460)        171,250     (4,282,526)
  Net unrealized appreciation
   (depreciation) on investments (72,904,520)  (103,604,482)    2,166,581    (3,198,726)        617,929    24,216,491
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations         (79,321,814)   (119,022,159)    (2,430,088)   (4,848,790)     13,976,523     49,560,794
 Distributions to shareholders from:
  Net investment income:
   Class 1                      (1,494,401)             --             --            --     (28,682,700)      (430,710)
   Class 2                      (1,228,650)             --             --            --        (994,935)        (1,808)
  Net realized gains:
   Class 1                              --     (34,605,737)            --            --              --             --
   Class 2                              --      (1,438,764)            --            --              --             --
---------------------------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                  (2,723,051)    (36,044,501)            --            -- (29,677,635) (432,518)
---------------------------------------------------------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class 1                     (36,450,930)      1,285,055        (42,577)   13,331,364      (7,493,693)  (139,382,207)
   Class 2                      83,467,060     348,456,588      5,361,457     2,438,347      15,101,314      1,817,984
---------------------------------------------------------------------------------------------------------------------------
 Total capital share
 transactions                   47,016,130    349,741,643     5,318,880      15,769,711      7,607,621     (137,564,223)
      Net increase (decrease)
       in net assets           (35,028,735)    194,674,983      2,888,792    10,920,921      (8,093,491)   (88,435,947)
Net assets:
 Beginning of period           688,893,845     494,218,862     10,920,921            --     428,474,359    516,910,306
---------------------------------------------------------------------------------------------------------------------------
 End of period                $653,865,110   $ 688,893,845    $13,809,713   $10,920,921    $420,380,868  $ 428,474,359
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income included in net assets:
  End of period                $ 2,124,222    $  2,827,148      $  23,536           $--    $ 13,124,466  $  29,623,377
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets  (CONT.)
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000


                                        Franklin               Franklin Zero Coupon        Franklin Zero Coupon
                                  Value Securities Fund            Fund - 2005                  Fund - 2010
                                ------------------------------------------------------------------------------------------------
                                 Six Months       Year       Six Months       Year        Six Months       Year
                                   Ended         Ended         Ended         Ended          Ended         Ended
                                June 30, 2001   December     June 30, 2001    December    June 30, 2001    December
                                                31, 2000                      31, 2000                      31, 2000
                               -------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income          $  204,952     $  204,583    $ 1,794,743     $ 3,743,685   $ 1,545,308   $  3,592,650
  Net realized gain from
   investments and foreign
   currency transactions            500,707      1,359,831        179,167         679,409       760,521      2,458,466
  Net unrealized appreciation
   (depreciation) on investments  3,337,982      3,398,185          27,393     2,574,234     (1,777,857)    3,619,145
 -----------------------------------------------------------------------------------------------------------------------------
      Net increase in net
       assets resulting from
       operations                 4,043,641      4,962,599      2,001,303       6,997,328       527,972      9,670,261
 Distributions to shareholders from:
  Net investment income:
   Class 1                         (138,408)       (58,683)    (3,743,860)        (57,589)   (3,592,642)       (58,836)
   Class 2                          (66,481)        (9,308)            --              --            --             --
  Net realized gains:
   Class 1                         (696,403)            --       (659,346)     (1,597,494)   (2,438,929)      (929,151)
   Class 2                         (384,593)            --             --              --            --             --
---------------------------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                   (1,285,885)       (67,991)    (4,403,206)     (1,655,083)   (6,031,571)      (987,987)
 Capital share transactions: (Note 2)
   Class 1                       10,946,789      4,369,602     (1,121,610)     (8,948,805)   (1,891,303)   (18,011,189)
   Class 2                       10,964,279      4,816,302             --              --            --             --
---------------------------------------------------------------------------------------------------------------------------
 Total capital share transaction 21,911,068      9,185,904      (1,121,610)   (8,948,805)    (1,891,303)   (18,011,189)
      Net increase (decrease)
       in net assets             24,668,824     14,080,512     (3,523,513)     (3,606,560)   (7,394,902)    (9,328,915)
Net assets:
 Beginning of period             26,663,874     12,583,362 62,288,304 65,894,864 56,720,427  66,049,342
---------------------------------------------------------------------------------------------------------------------------
 End of period                  $51,332,698    $26,663,874    $58,764,791     $62,288,304   $49,325,525   $ 56,720,427
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in net assets:
  End of period                  $  204,621     $  204,558    $ 1,794,024     $ 3,743,625   $ 1,545,234   $  3,592,568
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS (CONTINUED)

Statements of Changes in Net Assets  (CONT.)
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                        Mutual                          Mutual                  Templeton
                                  Discovery Securities Fund     Shares Securities Fund    Asset Strategy Fund
                                ------------------------------------------------------------------------------------------------
                                 Six Months       Year       Six Months       Year        Six Months       Year
                                   Ended         Ended         Ended         Ended          Ended         Ended
                                June 30, 2001   December     June 30, 2001    December    June 30, 2001    December
                                                31, 2000                      31, 2000                      31, 2000
                               -------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income      $   2,144,314     $ 3,604,553    $ 3,799,532    $ 9,419,566    $ 9,134,598  $  14,959,060
  Net realized gain (loss) from
   investments and foreign
   currency transactions         4,774,541      33,115,862     17,412,886     37,151,317     (1,979,156)    68,763,866
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies            4,708,000     (16,627,729)    32,650,817      6,740,081    (46,581,244)   (81,357,656)
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations          11,626,855      20,092,686     53,863,235     53,310,964    (39,425,802)     2,365,270
 Distributions to shareholders from:
  Net investment income:
   Class 1                      (3,692,922)     (5,956,985)    (7,851,268)   (11,439,569)    (7,936,811)   (15,153,507)
   Class 2                         (35,475)        (13,815)    (1,837,489)      (324,220)      (475,131)      (472,676)
  Net realized gains:
   Class 1                     (22,821,911)             --    (25,705,025)    (9,903,995)   (51,727,082)  (104,057,396)
   Class 2                        (229,100)             --     (6,177,652)      (284,007)    (3,403,336)    (3,633,708)
---------------------------------------------------------------------------------------------------------------------------
 Total distributions to

  shareholders                 (26,779,408)     (5,970,800)   (41,571,434)   (21,951,791)   (63,542,360)  (123,317,287)
 Capital share transactions: (Note 2)
   Class 1                      14,045,661     (25,804,688)    14,728,522    (69,864,071)    24,704,861     73,640,758
   Class 2                       1,615,334         578,933     78,871,840     28,660,307     11,165,275     15,390,362
---------------------------------------------------------------------------------------------------------------------------
 Total capital share
  transactions                  15,660,995    (25,225,755)    93,600,362    (41,203,764)    35,870,136      89,031,120
      Net increase (decrease)

       in net assets               508,442     (11,103,869)   105,892,163     (9,844,591)   (67,098,026)   (31,920,897)
Net assets:
 Beginning of period           192,085,917     203,189,786    444,150,003    453,994,594    660,589,941    692,510,838
---------------------------------------------------------------------------------------------------------------------------
 End of period                $192,594,359    $192,085,917   $550,042,166   $444,150,003   $593,491,915  $ 660,589,941
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income included in net assets:
  End of period                 $  736,561     $ 2,320,644    $ 2,361,159    $ 8,250,384    $ 8,319,842   $  8,243,716
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets  (CONT.)
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000


                                    Templeton Developing       Templeton Global               Templeton Growth
                                  Markets Securities Fund    Income Securities Fund           Securities Fund
                                ------------------------------------------------------------------------------------------------
                                 Six Months       Year       Six Months       Year        Six Months       Year
                                   Ended         Ended         Ended         Ended          Ended         Ended
                                June 30, 2001   December     June 30, 2001    December    June 30, 2001    December
                                                31, 2000                      31, 2000                      31, 2000
                               -------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income         $ 4,378,130   $  4,265,539   $  2,023,285  $  5,305,429   $  16,316,763  $  23,165,554
  Net realized gain (loss)
   from investments and foreign
   currency transactions        (20,671,594)    (6,111,652)    (6,264,355)   (3,990,500)      7,245,875    194,570,700
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies            14,419,596   (139,588,759)       886,082     2,117,646     (24,891,676)  (171,116,784)
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations           (1,873,868)  (141,434,872)    (3,354,988)    3,432,575      (1,329,038)    46,619,470
 Distributions to shareholders from:
  Net investment income:
   Class 1                       (2,724,470)    (2,663,593)    (2,604,868)     (116,818)    (21,511,485)   (11,099,754)
   Class 2                         (485,657)      (412,198)       (36,450)         (812)     (1,649,341)      (152,094)
  Net realized gains:
   Class 1                               --             --             --            --    (179,283,207)   (73,119,422)
   Class 2                               --             --             --            --     (14,800,193)    (1,029,478)
---------------------------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                   (3,210,127)    (3,075,791)    (2,641,318)     (117,630)   (217,244,226)   (85,400,748)
 Capital share transactions: (Note 2)
   Class 1                      (11,222,118)   127,281,175     (5,576,640)  (12,620,995)    104,213,572    497,688,296
   Class 2                       22,219,617     28,232,838       (110,745)      733,766      33,742,189     70,980,087
---------------------------------------------------------------------------------------------------------------------------
 Total capital share
  transactions                   10,997,499    155,514,013    (5,687,385)    (11,887,229)   137,955,761     568,668,383
       Net increase (decrease)
        in net assets             5,913,504     11,003,350    (11,683,691)   (8,572,284)    (80,617,503)   529,887,105
Net assets:
 Beginning of period            358,261,956    347,258,606     82,407,627    90,979,911   1,242,680,555    712,793,450
---------------------------------------------------------------------------------------------------------------------------
 End of period                 $364,175,460  $ 358,261,956   $ 70,723,936  $ 82,407,627  $1,162,063,052 $1,242,680,555
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income included in net assets:
  End of period                 $ 4,207,420   $  3,039,417   $  1,441,285  $  2,608,626   $  15,889,766  $  22,733,829
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                          Templeton International    Templeton International
                                                               Securities Fund          Smaller Companies Fund
                                                        ---------------------------------------------------------------------
                                                           Six Months       Year                Six Months       Year
                                                             Ended         Ended                 Ended         Ended
                                                         June 30, 2001   December 31, 2000    June 30, 2001    December 31, 2000

                                                        ---------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income                                 $  10,163,168    $ 30,074,050        $  465,449     $  756,470
  Net realized gain (loss) from investments and
   foreign currency transactions                          (29,123,347)    141,245,934        (1,417,387)       355,919
  Net unrealized appreciation (depreciation) on
    investments                                           (56,326,763)    (180,372,699)       1,174,076     (1,176,058)
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations                                    (75,286,942)     (9,052,715)          222,138        (63,669)
 Distributions to shareholders from:
  Net investment income:
   Class 1                                                (20,393,444)    (20,195,709)         (591,084)      (425,397)
   Class 2                                                 (5,735,164)     (2,255,259)         (402,850)       (99,182)
  Net realized gains:
   Class 1                                               (173,173,004)   (118,600,706)
   Class 2                                                (24,712,911)    (14,798,195)
---------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                     (224,014,523)   (155,849,869)         (993,934)      (524,579)
 Capital share transactions: (Note 2)
   Class 1                                                140,750,303    (129,050,261)       (1,513,017)    (2,946,465)
   Class 2                                                108,580,295      99,400,896         4,952,770      8,306,670
---------------------------------------------------------------------------------------------------------------------------
 Total capital share transactions                         249,330,598     (29,649,365)        3,439,753      5,360,205
      Net increase (decrease) in net assets               (49,970,867)   (194,551,949)        2,667,957      4,771,957
Net assets:
 Beginning of period                                      963,610,518   1,158,162,467        30,362,106     25,590,149
---------------------------------------------------------------------------------------------------------------------------
 End of period                                          $ 913,639,651   $ 963,610,518       $33,030,063    $30,362,106
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
included in net assets:
  End of period                                          $  9,902,412    $ 25,867,852        $  249,670     $  778,155
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST Notes to Financial Statements (unaudited)
------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). All Funds included in this report are diversified except the Franklin Global Health Care Securities Fund, the Franklin Technology Securities Fund, the Franklin Value Securities Fund, and the Templeton Global Income Securities Fund. Shares of the Fund are sold to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts, except for Class 3 shares which are offered as an investment option to defined contribution plans. As of June 30, 2001, over 77% of the total Trust shares were sold through one insurance company. The Funds included in this report and their investment objectives are:



Capital Growth                                  Growth and Income                    Current Income
---------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth                      Franklin Global Communications       Franklin High Income Fund
 Securities Fund                                   Securities Fund                   Franklin U.S. Government Fund
Franklin Global Health Care                     Franklin Growth and Income           Franklin Zero Coupon Fund - 2005
 Securities Fund                                   Securities Fund                   Franklin Zero Coupon Fund - 2010
Franklin Large Cap Growth                       Franklin Income Securities Fund      Templeton Global Income
 Securities Fund                                Franklin Natural Resources             Securities Fund
Franklin S&P 500 Index Fund                        Securities Fund
Franklin Small Cap Fund                         Franklin Real Estate Fund
Franklin Technology Securities Fund             Franklin Rising Dividends
Mutual Discovery Securities Fund                   Securities Fund
Templeton Developing Markets                    Mutual Shares Securities Fund
 Securities Fund
Templeton Growth Securities Fund
Templeton International
 Securities Fund
Templeton International Smaller
 Companies Fund



Capital Preservation
and Income                              Total Return
-----------------------------------------------------------------------------
Franklin Money Market Fund              Franklin Value Securities Fund
                                        Templeton Asset Strategy Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Franklin Money Market Fund are valued at amortized cost which approximates value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

C. REPURCHASE AGREEMENTS

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2001, all repurchase agreements held by the funds had been entered into on June 29, 2001.

D. FUTURES CONTRACTS

The Franklin S&P 500 Index Fund may enter into financial futures contracts and options on futures contracts to hedge the risk of changes in interest rates. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

E. FOREIGN CURRENCY CONTRACTS

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon forward exchange rate at a future date. These contracts are valued daily and each fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the funds periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the funds may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

G. OPTIONS

In order to produce incremental income or protect against changes in the value of the underlying securities, the Mutual Shares Securities Fund may write put and covered call options.

Premiums received by the fund upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The fund will realize a gain or loss upon the expiration or closing of

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

G. OPTIONS (CONT.)

the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

H. SECURITIES SOLD SHORT

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund are engaged in selling securities short, which obligates the funds to replace a security borrowed with the same security at the current market value. The funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds would realize a gain if the price of the security declines between those dates.

The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

I. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the funds. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Money Market Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

L. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the funds to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

L. AUDIT GUIDE (CONT.

not impact the net assets or the distributions of the funds. The cumulative effect of this accounting change resulted in a reduction in the recorded cost of investments and a corresponding increase in net unrealized appreciation as listed below:



                        FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN      TEMPLETON    TEMPLETON
                         GROWTH         HIGH          INCOME           U.S          ZERO          ASSET    GLOBAL INCOME
                       AND INCOME      INCOME       SECURITIES     GOVERNMENT      COUPON       STRATEGY    SECURITIES
                     SECURITIES FUND    FUND           FUND           FUND       FUND - 2005      FUND         FUND
---------------------------------------------------------------------------------------------------------------------------
Reduction in cost
 of investments         $230,730      $379,087        $67,255        $8,620         $484        $646,530     $549,308


The effect of this change for the period ended June 30, 2001 was as listed below:



                       FRANKLIN     FRANKLIN   FRANKLIN     FRANKLIN    FRANKLIN     FRANKLIN    TEMPLETON   TEMPLETON
                        GROWTH        HIGH      INCOME         U.S        ZERO         ZERO        ASSET   GLOBAL INCOME
                      AND INCOME     INCOME   SECURITIES   GOVERNMENT    COUPON       COUPON     STRATEGY   SECURITIES
                    SECURITIES FUND   FUND       FUND         FUND     FUND - 2005  FUND - 2010    FUND        FUND
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease)
 in net investment
 income ......       $(759,416)     $ (88,920)   $ 133,629   $(232,493)   $ 385     $(2,938)   $(284,818)    $(162,335)
Increase (decrease)
 in unrealized
 gains               $ 629,706      $(310,001)   $(118,958)  $   1,902    $(511)     $ 987     $(134,519)    $ (13,777)
Increase (decrease)
 in realized gains.. $ 129,710      $ 398,921    $ (14,671)  $ 230,591    $ 126      $ 1,951   $ 419,337    $ 176,112

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each fund are indicated below. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS 1                                       CLASS 1 & Class 2                                     Class 1, Class 2 & Class 3
-------------------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon Fund - 2005              Franklin Aggressive Growth Securities Fund            Franklin S&P 500 Index Fund
Franklin Zero Coupon Fund - 2010              Franklin Global Communications Securities Fund
                                              Franklin Global Health Care Securities Fund
                                              Franklin Growth and Income Securities Fund
                                              Franklin High Income Fund
                                              Franklin Income Securities Fund
                                              Franklin Large Cap Growth Securities Fund
                                              Franklin Money Market Fund
                                              Franklin Natural Resources Securities Fund
                                              Franklin Real Estate Fund
                                              Franklin Rising Dividends Securities Fund
                                              Franklin Small Cap Fund
                                              Franklin Technology Securities Fund
                                              Franklin U.S. Government Fund
                                              Franklin Value Securities Fund
                                              Mutual Discovery Securities Fund
                                              Mutual Shares Securities Fund
                                              Templeton Asset Strategy Fund
                                              Templeton Developing Markets Securities Fund
                                              Templeton Global Income Securities Fund
                                              Templeton Growth Securities Fund
                                              Templeton International Securities Fund
                                              Templeton International Smaller Companies Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICAL INTEREST (CONT.)

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:


                                           FRANKLIN AGGRESSIVE            FRANKLIN GLOBAL        FRANKLIN GLOBAL HEALTH
                                         GROWTH SECURITIES FUND   COMMUNICATIONS SECURITIES FUND  CARE SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------
                                            Shares     Amount          Shares      Amount          Shares      Amount

--------------------------------------------------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 2001
 Shares sold                               982,210 $ 6,193,391         201,636  $  2,274,172       471,400  $ 6,919,235
 Shares issued in reinvestment of
  distributions                              2,866      17,312      11,340,455    86,754,487       338,118    4,676,169
 Shares redeemed                          (884,837) (6,246,860)     (6,578,237) (75,070,331)      (580,778)  (8,461,183)
                                        ---------------------------------------------------------------------------------
 Net increase (decrease)                   100,239   $ (36,157)      4,963,854  $13,958,328        228,740  $ 3,134,221
                                        ==================================================================================
Year ended December 31, 2000/a
 Shares sold                             1,991,316 $20,556,904       1,857,444  $42,214,911      2,637,018  $35,616,299
 Shares issued in reinvestment of
  distributions                                 --          --      11,088,651  200,283,501            710        8,336
 Shares redeemed                          (276,907) (2,592,797)    (12,035,645)(231,670,867)    (1,148,689) (14,874,988)
                                        ---------------------------------------------------------------------------------
 Net increase                            1,714,409 $17,964,107         910,450  $10,827,545      1,489,039 $ 20,749,647
                                        =================================================================================
CLASS 2 SHARES:
Period ended June 30, 2001/b
 Shares sold                                   261    $  1,645          93,526  $ 1,243,071        10,756    $ 156,544
 Shares issued in reinvestment of
  distributions                                 --          --           9,845       75,118         3,894       53,588
 Shares redeemed                                --          --        (101,932)  (1,319,405)         (253)      (3,652)
                                        ---------------------------------------------------------------------------------
 Net increase (decrease)                       261    $  1,645           1,439  $    (1,216)       14,397    $ 206,480
                                        =================================================================================
Year ended December 31, 2000
 Shares sold                                                           164,696  $ 2,949,693         44,304    $ 658,550
 Shares issued in reinvestment of
  distributions                                                          7,625      137,535              2           24
 Shares redeemed                                                      (153,284)  (2,679,387)       (30,866)    (499,710)
                                        ---------------------------------------------------------------------------------
 Net increase                                                           19,037    $ 407,841         13,440    $ 158,864
                                        ==================================================================================

                                              FRANKLIN GROWTH               FRANKLIN                    FRANKLIN
                                        AND INCOME SECURITIES FUND      HIGH INCOME FUND         INCOME SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------
                                            SHARES      AMOUNT         SHARES      AMOUNT          SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 2001
 Shares sold                                 982,533  $ 16,696,843    7,702,233 $  70,293,736      832,383  $ 12,382,372
 Shares issued in reinvestment of
   distributions                           4,371,972    67,503,255    3,865,520    28,836,782    5,791,556    76,043,127
 Shares redeemed                          (5,392,831) (90,723,585)  (11,261,268) (101,600,946)  (5,483,022)  (80,561,980)
                                        ----------------------------------------------------------------------------------
 Net increase (decrease)                     (38,326) $(6,523,487)      306,485 $  (2,470,428)   1,140,917  $  7,863,519
                                        ==================================================================================
Year ended December 31, 2000
 Shares sold                               1,518,599  $25,150,863     7,125,344 $  67,054,321    1,137,512  $ 16,260,434
 Shares issued in reinvestment of
  distributions                           10,162,304  155,446,238       117,784     1,135,436    8,645,717   114,948,972
 Shares redeemed                         (18,696,840)(307,601,738)  (16,855,189) (161,960,299) (18,513,063) (264,600,906)
                                        ----------------------------------------------------------------------------------
 Net decrease                             (7,015,937)$(127,004,637)  (9,612,061)$ (93,770,542)  (8,729,834)$(133,391,500)
                                        ==================================================================================
CLASS 2 SHARES:
Period ended June 30, 2001
 Shares sold                                853,400  $ 14,304,303        49,906 $     447,887      171,339  $ 2,519,530
 Shares issued in reinvestment of
  distributions                              30,753       473,604        10,706        79,441       41,274      539,455
 Shares redeemed                           (590,442)   (9,992,505)      (45,709)     (423,795)     (45,734)    (671,007)
                                        ---------------------------------------------------------------------------------
 Net increase                               293,711  $  4,785,402        14,903 $     103,533      166,879  $ 2,387,978
                                        ==================================================================================
Year ended December 31, 2000
 Shares sold                                614,056  $  9,922,915       236,193 $   2,256,855      310,184  $ 4,402,959
 Shares issued in reinvestment of
  distributions                              12,076       185,650           169         1,629       18,197      243,450
 Shares redeemed                           (535,743)   (8,695,682)     (231,132)   (2,207,427)    (244,454)  (3,489,652)
                                        ----------------------------------------------------------------------------------
 Net increase                                 90,389 $  1,412,883         5,230  $   51,057         83,927 $  1,156,757
                                        ===================================================================================


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICAL INTEREST (CONT.)


                                          FRANKLIN LARGE CAP               FRANKLIN             FRANKLIN NATURAL RESOURCES
                                        GROWTH SECURITIES FUND          MONEY MARKET FUND             SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------
                                         SHARES     AMOUNT           SHARES        AMOUNT          SHARES      AMOUNT
-------------------------------------------------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 2001
 Shares sold                             793,736 $  16,554,686     329,780,060 $   329,780,060     312,627 $  4,710,623
 Shares issued in reinvestment of
  distributions                        5,269,758    82,682,501       6,287,312       6,287,312      24,097      350,620
 Shares redeemed                      (3,040,408) (61,515,164)    (351,086,036)   (351,086,036)   (685,019)  (9,956,107)
                                     ------------------------------------------------------------------------------------
 Net increase (decrease)               3,023,086 $  37,722,023     (15,018,664) $  (15,018,664)   (348,295) $ (4,894,864)
                                      ===================================================================================
Year ended December 31, 2000
 Shares sold                           4,644,192 $ 102,859,877     790,134,431  $  790,134,431   2,132,876 $ 25,855,477
 Shares issued on mergerc                211,448     4,482,695              --            --            --           --
 Shares issued in reinvestment of
 distributions                         1,194,775    25,197,815       16,833,753     16,833,753      24,751      303,693
 Shares redeemed                      (4,877,195) (107,774,480)    (896,416,163)$ (896,416,163) (2,787,846) (33,756,769)
                                     ------------------------------------------------------------------------------------
 Net increase (decrease)               1,173,220  $ 24,765,907     (89,447,979) $  (89,447,979)   (630,219) $(7,597,599)
                                     ====================================================================================
CLASS 2 SHARES:
Period ended June 30, 2001
 Shares sold                             256,086  $  5,027,791   1,010,890,690  $1,010,890,690     354,151  $ 5,128,080
 Shares issued in reinvestment of
  distributions                           19,867       310,124         598,856         598,856       3,638       52,747
 Shares redeemed                        (199,318)   (4,050,945) (1,006,028,213) (1,006,028,213)    (32,419)    (465,457)
                                     ------------------------------------------------------------------------------------
 Net increase                             76,635  $  1,286,970       5,461,333  $    5,461,333     325,370  $ 4,715,370
                                     ====================================================================================
Year ended December 31, 2000
 Shares sold                             586,785  $ 12,886,037     574,612,748  $  574,612,748     218,229  $ 2,911,326
 Shares issued in reinvestment of
   distributions                           2,707        56,910         439,843         439,843          34          413
 Shares redeemed                        (563,610)  (12,342,237)   (562,044,834)   (562,044,834)    (60,103)    (811,859)
                                     ------------------------------------------------------------------------------------
 Net increase                             25,882  $   600,710       13,007,757  $   13,007,757     158,160  $ 2,099,880
                                     ====================================================================================

                                                FRANKLIN                FRANKLIN RISING                 FRANKLIN
                                            REAL ESTATE FUND        DIVIDENDS SECURITIES FUND      S&P 500 Index Fund
                                        ---------------------------------------------------------------------------------
                                           SHARES     AMOUNT           SHARES       AMOUNT         SHARES      AMOUNT
                                        ---------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 2001
 Shares sold                               196,242  $  3,448,070      1,068,724 $  14,561,604     1,093,303 $ 10,030,094
 Shares issued in reinvestment of
  distributions                            327,423     5,720,085      1,561,514    20,721,287        44,495      392,894
 Shares redeemed                        (1,027,140)  (18,045,978)    (3,540,375)  (47,770,467)   (1,112,812) (10,176,509)
                                        ---------------------------------------------------------------------------------
 Net increase (decrease)                 (503,475)  $ (8,877,823)     (910,137) $ (12,487,576)       24,986  $   246,479
                                        =================================================================================

Year ended December 31, 2000
 Shares sold                               863,874  $ 13,825,797     1,230,139  $  15,602,901     5,023,913  $52,265,985
 Shares issued in reinvestment of
   distributions                         1,159,327    16,694,313     6,644,896     76,126,363         1,894       18,826

 Shares redeemed                        (3,882,880)  (60,675,584)  (13,503,148)  (167,254,924)   (1,767,289) (18,285,948)
                                        ---------------------------------------------------------------------------------
 Net increase (decrease)                (1,859,679) $(30,155,474)   (5,628,113) $ (75,525,660)    3,258,518 $ 33,998,863
                                        =================================================================================
CLASS 2 SHARES:
Period ended June 30, 2001

 Shares sold                             1,766,409  $ 30,913,837      909,107   $  12,308,210         8,450  $    76,748
 Shares issued in reinvestment of
   distributions                           111,498     1,934,491       14,329         188,994            39          347
 Shares redeemed                          (235,467)  (4,114,137)     (686,556)     (9,268,265)       (8,334)     (69,885)
                                        ---------------------------------------------------------------------------------
 Net increase                            1,642,440 $ 28,734,191       236,880   $   3,228,939           155  $     7,210
                                        =================================================================================

Year ended December 31, 2000/d
 Shares sold                             1,785,978 $ 28,661,264       255,610   $  2,980,617             --  $       --
 Shares issued in reinvestment of
   distributions                            49,229      705,947         8,153         93,749              2          15

 Shares redeemed                          (633,470) (10,234,302)     (225,297)    (2,662,697)            --          --
                                        ---------------------------------------------------------------------------------
 Net increase                            1,201,737 $ 19,132,909        38,466   $    411,669              2   $      15
                                        ==================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED0


2. SHARES OF BENEFICAL INTEREST (CONT.)



                                                                                                     FRANKLIN
                                                                                                  S&P 500 INDEX FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES      AMOUNT
-------------------------------------------------------------------------------------------------------------------------



CLASS 3 SHARES:
Period ended June 30, 2001
 Shares sold                                                                                        872,006 $ 7,980,868
 Shares issued in reinvestment of
   distributions                                                                                     12,467     109,458
 Shares redeemed                                                                                   (331,787) (2,989,367)
                                                                                                  -----------------------
 Net increase                                                                                       552,686  $ 5,100,959
                                                                                                  =======================
Year ended December 31, 2000
  Shares sold                                                                                      1,365,211 $14,138,518
 Shares issued in reinvestment of
  distributions                                                                                          327       3,250

 Shares redeemed                                                                                    (530,279) (5,460,821)
                                                                                                   ----------------------
 Net increase                                                                                        835,259 $ 8,680,947
                                                                                                   ======================

                                                FRANKLIN                    FRANKLIN                    FRANKLIN
                                             SMALL CAP FUND        TECHNOLOGY SECURITIES FUND     U.S. GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------
                                            SHARES     AMOUNT          SHARES      AMOUNT          SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 2001
 Shares sold                             2,468,131  $ 47,252,825       694,136  $ 4,765,425      1,538,425 $  20,624,787
 Shares issued in reinvestment of
   distributions                            81,975     1,494,401          --             --      2,260,260    28,682,700
 Shares redeemed                        (4,475,520)  (85,198,156)     (742,069)  (4,808,002)    (4,245,283)  (56,801,180)
                                        ---------------------------------------------------------------------------------
 Net decrease                           (1,925,414) $(36,450,930)      (47,933) $   (42,577)      (446,598) $ (7,493,693)
                                        ==================================================================================
Year ended December 31, 2000/a
 Shares sold                             6,428,608  $169,558,240     1,598,714  $17,577,102      2,079,130 $  25,340,997
 Shares issued on mergere                  162,686     4,046,010            --           --             --            --
 Shares issued in reinvestment of
   distributions                         1,438,908    34,605,736            --           --         35,952       430,710
 Shares redeemed                        (7,961,607) (206,924,931)     (403,155)  (4,245,738)   (13,560,145) (165,153,914)
                                        ---------------------------------------------------------------------------------
 Net increase (decrease)                    68,595  $  1,285,055     1,195,559  $13,331,364    (11,445,063)$(139,382,207)
                                        ==================================================================================
CLASS 2 SHARES:
Period ended June 30, 2001
 Shares sold                            11,439,830  $ 217,602,762      987,473  $ 6,392,071      2,867,118 $  38,045,372
 Shares issued in reinvestment of
   distributions                            67,731      1,228,650           --           --         78,838       994,935
 Shares redeemed                        (7,180,144)  (135,364,352)    (166,887)  (1,030,614)    (1,800,912)  (23,938,993)
                                        ---------------------------------------------------------------------------------
 Net increase                            4,327,417 $   83,467,060      820,586  $ 5,361,457      1,145,044 $  15,101,314
                                        ==================================================================================
Year ended December 31, 2000f
 Shares sold                            13,915,400 $ 348,439,686       301,903  $ 2,955,862        412,682  $  5,244,278
 Shares issued on mergere                5,283,033   130,913,570            --           --             --            --
 Shares issued in reinvestment of
  distributions                             60,049     1,438,764            --           --            151         1,808
 Shares redeemed                        (5,228,278) (132,335,432)      (56,918)    (517,515)      (270,089)   (3,428,102)
                                        ---------------------------------------------------------------------------------
 Net increase                           14,030,204  $348,456,588       244,985  $ 2,438,347        142,744  $  1,817,984
                                        ==================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANCIAL STATEMENT (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.0


                                                 FRANKLIN                FRANKLIN ZERO                FRANKLIN ZERO
                                           VALUE SECURITIES FUND       COUPON FUND - 2005          COUPON FUND - 2010
                                        ---------------------------------------------------------------------------------
                                            SHARES     AMOUNT           SHARES     AMOUNT          SHARES      AMOUNT
                                        ---------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 2001
 Shares sold                               1,882,229 $ 20,152,544       151,327 $  2,441,216       373,279 $  6,270,603
 Shares issued in reinvestment of
  distributions                               77,083      834,812       287,603    4,403,206       405,893     6,031,571
 Shares redeemed                           ( 938,984) (10,040,567)     (491,037)  (7,966,032)     (850,405)  (14,193,477)
                                        ---------------------------------------------------------------------------------
 Net increase (decrease)                   1,020,328 $ 10,946,789       (52,107)$ (1,121,610)      (71,233) $ (1,891,303)
                                        =================================================================================
Year ended December 31, 2000
 Shares sold                               1,760,323 $ 14,437,717       486,842 $  7,379,582     1,450,295 $ 21,493,177
 Shares issued in reinvestment of
   distributions                               7,200       58,683       115,579    1,655,083        69,138      987,987

 Shares redeemed                          (1,227,446) (10,126,798)   (1,221,836) (17,983,470)   (2,751,413) (40,492,353)
                                        ---------------------------------------------------------------------------------
 Net increase (decrease)                     540,077 $  4,369,602      (619,415)$ (8,948,805)   (1,231,980)$(18,011,189)
                                        =================================================================================
CLASS 2 SHARES:
Period ended June 30, 2001
 Shares sold                              1,349,375  $ 14,410,311
 Shares issued in reinvestment of
   distributions                             41,921       451,073
 Shares redeemed                           (365,237)   (3,897,105)
                                        ---------------------------
 Net increase                             1,026,059  $ 10,964,279
                                        ===========================
Year ended December 31, 2000
 Shares sold                                911,656  $  7,836,170
 Shares issued in reinvestment of
   distributions                              1,146         9,308
 Shares redeemed                           (338,447)   (3,029,176)
                                        --------------------------
 Net increase                               574,355  $  4,816,302
                                        ==========================

                                                  MUTUAL               MUTUAL SHARES                    TEMPLETON
                                         DISCOVERY SECURITIES FUND     SECURITIES FUND            ASSET STRATEGY FUND
                                        ---------------------------------------------------------------------------------
                                            SHARES     AMOUNT           SHARES     AMOUNT          SHARES      AMOUNT
                                        ---------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 2001
Shares sold                                431,945   $   6,308,492    1,541,864 $   23,196,243      282,572  $  5,283,717
 Shares issued in reinvestment of
   distributions                         2,008,699      26,514,833    2,336,789     33,556,292     3,678,415   59,663,893
  Shares redeemed                       (1,277,189)    (18,777,664)  (2,806,865)   (42,024,013)   (2,184,241) (40,242,749)
                                        ----------------------------------------------------------------------------------
 Net increase                            1,163,455   $  14,045,661    1,071,788 $   14,728,522     1,776,746 $ 24,704,861
                                        ==================================================================================
Year ended December 31, 2000
 Shares sold                             1,168,286   $ 16,533,756     2,033,736 $   26,833,517      516,917 $  10,149,459
 Shares issued on mergerg,/h                    --             --       295,300      3,756,224    2,830,073    53,573,397
 Shares issued in reinvestment of
  distributions                            428,560      5,956,985     1,683,246     21,343,564    6,151,475   119,210,903
 Shares redeemed                        (3,408,308)   (48,295,429)   (9,316,064)  (121,797,376)  (5,549,199) (109,293,001)
                                        ---------------------------------------------------------------------------------
 Net increase (decrease)                (1,811,462)  $(25,804,688)   (5,303,782)$  (69,864,071)   3,949,266 $  73,640,758
                                        =================================================================================
CLASS 2 SHARES:
Period ended June 30, 2001
 Shares sold                               462,440   $ 6,242,106      5,372,006 $   80,871,501      521,309  $  9,544,426
 Shares issued in reinvestment of
  distributions                             20,135       264,575        559,326      8,015,142      240,302     3,878,467
 Shares redeemed                          (366,578)   (4,891,347)      (675,230)   (10,014,803)    (124,327)   (2,257,618)
                                        ---------------------------------------------------------------------------------
 Net increase                              115,997   $ 1,615,334      5,256,102 $   78,871,840      637,284  $ 11,165,275
                                        ==================================================================================
Year ended December 31, 2000
 Shares sold                                55,641   $   790,365      2,444,338 $   32,563,297      785,706 $  15,358,226
 Shares issued on mergerg,/h                    --            --        251,168      3,197,391        2,893        54,613
 Shares issued in reinvestment of
  distributions                                996        13,815         47,967        608,227       212,594    4,106,384
 Shares redeemed                           (15,767)     (225,247)      (566,057)    (7,708,608)     (211,313)  (4,128,861)
                                        ----------------------------------------------------------------------------------
 Net increase                               40,870   $   578,933      2,177,416 $   28,660,307       789,880 $ 15,390,362
                                        ==================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)



                                        TEMPLETON DEVELOPING          TEMPLETON GLOBAL                  TEMPLETON
                                       MARKETS SECURITIES FUND     INCOME SECURITIES FUND        GROWTH SECURITIES FUND
                                        ---------------------------------------------------------------------------------
                                          SHARES     AMOUNT           SHARES     AMOUNT           SHARES       AMOUNT
                                        ---------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 2001
 Shares sold                           16,204,953  $ 84,349,290        464,805  $  5,228,963     15,854,339 $ 213,033,570
 Shares issued in reinvestment
  of distributions                        523,937     2,724,471        241,863     2,604,868     17,864,296   200,794,692

 Shares redeemed                      (18,802,165)  (98,295,879)    (1,185,094)  (13,410,471)   (23,045,837) (309,614,690)
                                      ------------------------------------------------------------------------------------
 Net increase (decrease)               (2,073,275) $(11,222,118)      (478,426) $ (5,576,640)    10,672,798 $ 104,213,572
                                      ===================================================================================
Year ended December 31, 2000
 Shares sold                           10,455,914  $ 63,455,322        397,698  $  4,324,664     17,873,866 $ 238,251,058
 Shares issued on merger/i,/j,/k       23,685,284   153,007,317      1,620,086    17,464,656     48,592,348   628,298,597
 Shares issued in reinvestment of
   distributions                          385,260     2,663,593         10,837       116,818      6,513,471    84,219,176
 Shares redeemed                      (15,371,210)  (91,845,057)    (3,171,211)  (34,527,133)   (33,716,851) (453,080,535)
                                      -----------------------------------------------------------------------------------
 Net increase (decrease)               19,155,248  $127,281,175     (1,142,590) $(12,620,995)    39,262,834 $ 497,688,296
                                      ===================================================================================
CLASS 2 SHARES:
Period ended June 30, 2001
 Shares sold                           70,447,416  $358,052,067      1,293,676  $ 14,857,812     12,499,874 $ 166,886,696
 Shares issued in reinvestment of
   distributions                           93,937       485,657          3,397        36,450      1,471,336    16,449,534
 Shares redeemed                      (65,728,233) (336,318,107)    (1,305,236)  (15,005,007)   (11,091,212) (149,594,041)
                                      -------------------------------------------------------------------------------------
 Net increase (decrease)                4,813,120  $ 22,219,617         (8,163) $   (110,745)     2,879,998 $  33,742,189
                                      ======================================================================================
Year ended December 31, 2000
 Shares sold                           37,559,277  $226,123,611        222,783  $  2,454,812     12,896,783 $ 173,384,758
 Shares issued on merger/i,/j,/k           66,980       431,354         70,754       759,809      4,308,381    55,535,000
 Shares issued in reinvestment of
   distributions                           59,774       412,198             75           812         91,595     1,181,572
 Shares redeemed                      (33,265,941) (198,734,325)      (225,940)   (2,481,667)   (11,812,327) (159,121,243)
                                      ------------------------------------------------------------------------------------
 Net increase                           4,420,090  $ 28,232,838         67,672  $    733,766      5,484,432 $  70,980,087
                                      ===================================================================================

                                                                    TEMPLETON INTERNATIONAL      TEMPLETON INTERNATIONAL
                                                                        SECURITIES FUND          SMALLER COMPANIES FUND
                                        ---------------------------------------------------------------------------------
                                                                      SHARES      AMOUNT           SHARES      AMOUNT
                                        ---------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 2001

 Shares sold                                                      13,349,183  $ 228,265,174      2,362,389 $ 25,595,324
 Shares issued in reinvestment of distributions                   13,351,812    173,173,003         56,240      591,083
 Shares redeemed                                                 (15,032,914)  (260,687,874)    (2,552,082) (27,699,424)
                                                                ---------------------------------------------------------
 Net increase (decrease)                                          11,668,081  $ 140,750,303       (133,453) $(1,513,017)
                                                                 ========================================================
Year ended December 31, 2000
 Shares sold                                                      12,544,954  $ 237,099,440        761,511 $  8,502,413
 Shares issued on merger/l                                        35,794,416    651,458,377             --           --
 Shares issued in reinvestment of distributions                    7,326,841    138,796,415         38,637      425,397
 Shares redeemed                                                 (61,827,748)(1,156,404,493)    (1,071,093) (11,874,275)
                                                                ---------------------------------------------------------
 Net decrease                                                     (6,161,537) $(129,050,261)      (270,945) $ (2,946,465)
                                                                =========================================================


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                    TEMPLETON INTERNATIONAL      TEMPLETON INTERNATIONAL
                                                                        SECURITIES FUND          SMALLER COMPANIES FUND
                                                                ---------------------------------------------------------
                                                                      SHARES      AMOUNT           SHARES      AMOUNT
                                                                ---------------------------------------------------------

Class 2 Shares:
Period ended June 30, 2001

 Shares sold                                                      71,843,240 $ 1,221,005,346     8,803,063 $ 93,948,198
 Shares issued in reinvestment of distributions                    3,950,390     50,841,517         38,367      402,850
 Shares redeemed                                                 (67,703,784) (1,163,266,568)   (8,334,068) (89,398,278)
                                                                ---------------------------------------------------------
 Net increase                                                      8,089,846  $ 108,580,295        507,362 $  4,952,770
                                                                =========================================================
Year ended December 31, 2000

 Shares sold                                                      51,772,474  $ 972,961,568      7,665,768 $ 84,983,873
 Shares issued on merger/l                                           177,521      3,216,683             --           --
 Shares issued in reinvestment of distributions                      904,696     17,053,454          9,008       99,182
 Shares redeemed                                                 (47,412,674)  (893,830,809)    (6,894,442) (76,776,385)
                                                                ---------------------------------------------------------
 Net increase                                                      5,442,017   $ 99,400,896        780,334 $  8,306,670
                                                                =========================================================


a For the Franklin Aggressive Growth Securities Fund Class 1 and the Franklin Technology Securities Fund Class 1, for the period May 1, 2000 (effective date) to December 31, 2000.

b For the Franklin Aggressive Growth Securities Fund Class 2, for the period February 12, 2001 (effective date) to June 30, 2001.

c On May 1, 2000, the Franklin Large Cap Growth Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Franklin Large Cap
Growth Investments Fund in a tax free exchange pursuant to a plan of reorganization approved by TVP - Franklin Large Cap Growth Investments Fund's shareholders.

d  Templeton  Funds  Annuity   Company,   the  Franklin  S&P  500  Index  Fund's
subadministrative manager was the record owner of 100% of the Franklin S&P 500 Index Fund's Class 2 shares.

e On May 1, 2000, the Franklin Small Cap Fund acquired the net assets of Templeton Variable Products Series Fund (TVP)- Franklin Small Cap Investments Fund in a tax free exchange pursuant to a plan of reorganization approved by TVP
- Franklin Small Cap Investments Fund's shareholders.

f For the Franklin Technology Securities Fund Class 2, for the period September 1, 2000 (effective date) to December 31, 2000.

g On May 1, 2000, the Mutual Shares Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP)- Mutual Shares Investments Fund in a tax free exchange pursuant to a plan of reorganization approved by TVP Mutual Shares Investments Fund's shareholders.

h On May 1, 2000, the Templeton Asset Strategy Fund acquired the net assets of Templeton Variable Products Series Fund (TVP)- Templeton Asset Allocation Fund pursuant to a plan of reorganization approved by TVP - Templeton Asset Allocation Fund's shareholders.

i On May 1, 2000, the Templeton Developing Markets Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund pursuant to a plan of reorganization approved by the TVP
- Templeton Developing Markets Fund's shareholders.

j On May 1, 2000, the Templeton Global Income Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP)- Templeton Bond Fund in a tax free exchange pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders.

k On May 1, 2000, the Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP- Templeton Stock Fund's shareholders.

l On May 1,2000, the Templeton International Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - International Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:



ENTITY                                                          AFFILIATION
---------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Templeton Asset Management Ltd. (TAML)                          Investment manager
Templeton Global Advisors Ltd. (TGAL)                           Investment manager
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.0

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:


                  Franklin      Franklin       Franklin
                Aggressive       Global         Rising      Franklin             Franklin   Franklin    Templeton    Templeton
                  Growth        Health Care    Dividends    S&P 500   Franklin  Technology    Value        Asset   International
                Securities     Securities     Securities     INDEX     SMALL    SECURITIES   SECURITIES  STRATEGY   SECURITIES
                  Fund            Fund          Fund         Fund     Cap Fund     Fund       Fund         Fund        Fund
--------------------------------------------------------------------------------------------------------------------------------
Dividend Income   $28,623       $82,597        $319,433     $43,523  $3,654,372   $25,373    $86,567     $34,822    $313,768


The Franklin Global Communications Securities Fund, the Franklin Growth and Income Securities Fund, the Franklin High Income Fund, the Franklin Income Securities Fund, the Franklin Money Market Fund, the Franklin Natural Resources Securities Fund, the Franklin Real Estate Fund, the Franklin U.S. Government Fund, the Franklin Zero Coupon Fund - 2005, the Franklin Zero Coupon Fund - 2010, and the Templeton Global Income Securities Fund pay an investment management fee to Advisers based on the average net assets of the funds, as follows:

Annualized Fee Rate      Daily Net Assets
-----------------------------------------------------------------------------
             .625%       First $100 million
             .50%        Over $100 million, up to and including $250 million
             .45%        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provided subadvisory services to the Templeton Global Income Securities Fund and received fees from Advisers based on the average daily net assets of each fund.

The Templeton International Securities Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets
-----------------------------------------------------------------------------
             .75%        First $200 million
             .675%       Over $200 million, up to and including $1.3 billion
             .60%        Over $1.3 billion


The Franklin Aggressive Growth Securities Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets
-----------------------------------------------------------------------------
             .50%        First $500 million
             .40%        Over $500 million, up to and including $1 billion
             .35%        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Small Cap Fund and the Franklin Technology Securities Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

        Annualized Fee RateDaily Net Assets
-----------------------------------------------------------------------------
             .55%        First $500 million
             .45%        Over $500 million, up to and including $1 billion
             .40%        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.0

The Templeton Growth Securities Fund pays an investment management fee to TGAL based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets
-----------------------------------------------------------------------------
            1.00%        First $100 million
             .90%        Over $100 million, up to and including $250 million
             .80%        Over $250 million, up to and including $500 million
             .75%        Over $500 million

The Franklin Large Cap Growth Securities Fund and the Franklin Rising Dividends Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets
-----------------------------------------------------------------------------
             .75%        First $500 million
             .625%       Over $500 million, up to and including $1 billion
             .50%        Over $1 billion

The Franklin Global Health Care Securities Fund and the Franklin Value Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets
------------------------------------------------------------------------------
             .60%        First $200 million
             .50%        Over $200 million, up to and including $1.3 billion
             .40%        Over $1.3 billion

The Templeton Asset Strategy Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets
------------------------------------------------------------------------------
             .65%        First $200 million
             .585%       Over $200 million, up to and including $1.3 billion
             .52%        Over $1.3 billion

The Franklin S&P 500 Index Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the fund.

Under a subadvisory agreement, State Street Global Advisors (SSGA) provides subadvisory services to the Franklin S&P 500 Index Fund and receives from Advisers fees based on the average daily net assets of the fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets
------------------------------------------------------------------------------
             .85%        First $200 million
             .765%       Over $200 million, up to and including $1.3 billion
             .68%        Over $1.3 billion

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each fund.

The Templeton Developing Markets Securities Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.0

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Franklin Aggressive Growth Securities Fund, the Franklin Global Health Care Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, the Franklin Technology Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton International Securities Fund, and the Templeton International Smaller Companies Fund. The fee is paid by each fund's respective investment managers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton International Securities Fund, and the Templeton International Smaller Companies Fund, pay administrative fees to FT Services based on the average daily net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets
-----------------------------------------------------------------------------
             .15%        First $200 million
             .135%       Over $200 million, up to and including $700 million
             .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Franklin Aggressive Growth Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, and the Franklin Technology Securities Fund pay an administrative fee to FT Services of .20%, .10%, .25%, and .25%, respectively, per year of the average daily net assets of each fund.

Advisers and FT Services agreed in advance to waive Class 3 expenses for the Franklin S&P 500 Index Fund, as noted in the Statement of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Funds' shares. No payments were made by the Franklin Zero Coupon Fund - 2005, and the Franklin Zero Coupon - 2010, for the period ended June 30, 2001.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.

4. INCOME TAXES

At December 31, 2000, certain funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:


                                                                                 Franklin
                                     Franklin                                     Natural
                                    Aggressive                     Franklin      Resources     Franklin       Franklin
                                      Growth     Franklin High       Money      Securities    Real Estate     Small Cap
                                  Securities Fund Income Fund     Market Fund      Fund          Fund           Fund
---------------------------------------------------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2001                               $     --     $        --        $  523      $       --     $        --   $         --
 2002                                     --              --         7,568              --              --             --
 2006                                     --              --           371       13,378,344             --             --
 2007                                     --       2,294,320            --        3,374,600             --             --
 2008                                596,259      26,944,467           486               --     15,305,137     11,797,055
                                -------------------------------------------------------------------------------------------
                                    $596,259     $29,238,787        $8,948      $16,752,944    $15,305,137    $11,797,055
                                -------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)

4. INCOME TAXES (CONT.)

                                                             FRANKLIN      TEMPLETON         TEMPLETON        TEMPLETON
                                               FRANKLIN        U.S.        DEVELOPING         GLOBAL          INTERNATIONAL
                                               TECHNOLOGY   GOVERNMENT       MARKETS           INCOME            SMALLER
                                             SECURITIES FUND    FUND      SECURITIES FUND   SECURITIES FUND  COMPANIES FUND
                                        -------------------------------------------------------------------------------------
Capital loss carryovers expiring in:

 2001                                               $ --       $   --             $--   $  1,294,963               $--
 2002                                                 --    8,408,494              --        570,056                --
 2003                                                 --      826,481              --      1,035,267                --
 2005                                                 --      169,754      16,027,765             --                --
 2006                                                 --           --      63,025,428        502,340         2,346,684
 2007                                                 --           --      49,864,761      5,367,721         1,878,044
 2008                                            140,539    5,752,213              --      2,370,518                --
                                        -------------------------------------------------------------------------------------
                                                $140,539  $15,156,942    $128,917,954    $11,140,865        $4,224,728


At December 31, 2000, the FTVIPT-Templeton Developing Markets Securities Fund and the FTVIPT-Templeton Global Income Securities Fund had tax basis capital losses of $128,917,954 and $11,140,865, respectively, including $67,575,504 and
$2,641,697 from the merged TVP-Templeton Developing Markets Fund and the TVP-Templeton Bond Fund, respectively, which may be carried over to offset future capital gains, subject to certain limitations.

At December 31, 2000, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.



  FRANKLIN                   FRANKLIN                   FRANKLIN                   FRANKLIN                  FRANKLIN
AGGRESSIVE GROWTH      GLOBAL COMMUNICATIONS           HIGH INCOME                REAL ESTATE              S&P 500 Index
SECURITIES FUND           SECURITIES FUND                 FUND                       FUND                      FUND
---------------------------------------------------------------------------------------------------------------------------
 $1,397,165                 $34,623,447                 $289,536                   $195,523                  $178,521


  FRANKLIN                   FRANKLIN                   TEMPLETON                  TEMPLETON                 TEMPLETON
 SMALL CAP             TECHNOLOGY SECURITIES         ASSET STRATEGY           DEVELOPING MARKETS          GLOBAL INCOME
    FUND                        FUND                       FUND                 SECURITIES FUND           SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------
 $6,116,262                 $1,057,289                  $1,937,761                $8,755,988                   $139,733



At December 31, 2000, the following funds had deferred currency losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.



  FRANKLIN        FRANKLIN GLOBAL                                      TEMPLETON   TEMPLETON        TEMPLETON
 AGGRESSIVE        HEALTH            FRANKLIN          MUTUAL             ASSET    DEVELOPING          GLOBAL        TEMPLETON
   GROWTH            CARE             INCOME          DISCOVERY         STRATEGY    MARKETS            INCOME          GROWTH
SECURITIES FUND  SECURITIES FUND  SECURITIES FUND  SECURITIES FUND        FUND    SECURITIES FUND  SECURITIES FUND  SECURITIES FUND
---------------------------------------------------------------------------------------- -----------------------------------------
    $88             $43               $19,458          $76,907            $78,378    $142,073          $31,665      $37,117


Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, mortgage dollar rolls, paydown losses, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, paydown losses, bond discounts and premiums.

At June 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                                   FRANKLIN        FRANKLIN GLOBAL  FRANKLIN GLOBAL  FRANKLIN GROWTH   FRANKLIN
                                                 AGGRESSIVE GROWTH COMMUNICATIONS     HEALTH CARE      AND INCOME         HIGH
                                                 SECURITIES FUND   SECURITIES FUND  SECURITIES FUND  SECURITIES FUND   INCOME FUND
                                                -----------------------------------------------------------------------------------
Investments at cost                                  $11,836,419     $423,144,998     $35,185,518      $643,426,402   $255,145,659
                                                -----------------------------------------------------------------------------------
Unrealized appreciation                              $ 1,326,947     $ 23,072,468     $ 6,985,642      $123,068,119   $  3,885,985
Unrealized depreciation                               (1,701,390)     (91,459,637)     (1,441,097)      (25,529,139)   (96,437,471)
                                                ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)           $ (374,443)    $ (68,387,169)    $ 5,544,545      $ 97,538,980   $(92,551,486)
                                                ----------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)

4. INCOME TAXES (CONT.)


                                                                                      FRANKLIN
                                                   FRANKLIN        FRANKLIN LARGE       NATURAL       FRANKLIN        FRANKLIN
                                                   INCOME             CAP GROWTH      RESOURCES         REAL      RISING DIVIDENDS
                                                 SECURITIES FUND   SECURITIES FUND  SECURITIES FUND  ESTATE FUND  SECURITIES FUND
                                                -----------------------------------------------------------------------------------
Investments at cost                                $ 619,785,211    $336,490,865      $42,822,542    $160,029,132    $253,558,890
                                                -=================================================================================
Unrealized appreciation                            $  91,714,591    $ 77,820,747      $ 7,255,170    $ 50,088,627    $113,362,689
                                                -----------------------------------------------------------------------------------
Unrealized depreciation                             (123,326,515)    (43,861,872)      (3,874,923)     (9,379,018)     (7,406,784)
                                                -----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         $ (31,611,924)   $ 33,958,875       $3,380,247    $ 40,709,609    $105,955,905
                                                ===================================================================================


                                                                                                                        FRANKLIN
                                                 FRANKLIN           FRANKLIN         FRANKLIN          FRANKLIN U.S.       VALUE
                                                  S&P 500            SMALL           TECHNOLOGY        GOVERNMENT        SECURITIES
                                                 INDEX FUND         CAP FUND       SECURITIES FUND    SECURITIES FUND      FUND
                                                -----------------------------------------------------------------------------------
Investments at cost                                 $ 64,328,823    $617,550,669      $16,067,502    $409,067,888     $44,682,786
                                                -=================================================================================
Unrealized appreciation                             $  5,559,448    $144,547,049      $ 1,317,801    $ 11,108,155     $ 8,730,605
Unrealized depreciation                              (14,017,270)    (87,685,163)      (3,696,005)     (2,999,994)     (2,285,454)
                                                -----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         $  (8,457,822)   $ 56,861,886      $(2,378,204)   $  8,108,161     $ 6,445,151
                                                -=================================================================================



                                                         Franklin     Franklin      Mutual         Mutual        Templeton
                                                       Zero Coupon   Zero Coupon   Discovery       Shares           Asset
                                                       Fund - 2005  Fund - 2010 Securities Fund Securities Fund Strategy Fund
                                                -----------------------------------------------------------------------------------
Investments at cost                                    $53,790,327  $43,898,330  $167,857,152   $461,203,137   $607,868,366
                                                -=================================================================================
Unrealized appreciation                                $ 5,256,727  $ 5,700,475  $ 25,620,405   $ 96,656,799   $ 95,650,427
Unrealized depreciation                                    (52,394)     (97,798)   (8,439,782)   (11,118,656)  (102,765,366)
                                                -----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $ 5,204,333  $ 5,602,677  $ 17,180,623   $ 85,538,143   $ (7,114,939)
                                                -=================================================================================




                                                       TEMPLETON       TEMPLETON                                      TEMPLETON
                                                      DEVELOPING        GLOBAL        TEMPLETON     TEMPLETON        INTERNATIONAL
                                                        MARKETS         INCOME          GROWTH     INTERNATIONAL        SMALLER
                                                   SECURITIES FUND SECURITIES FUND SECURITIES FUND SECURITIES FUND COMPANIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investments at cost                                 $412,249,904     $74,391,605    $1,127,562,584  $ 901,130,550    $28,895,831
                                                -=================================================================================
Unrealized appreciation                             $ 32,130,222     $   153,348    $  152,074,094  $ 175,415,331    $ 5,606,192
Unrealized depreciation                              (85,277,947)     (4,558,990)     (132,541,553)  (147,083,222)    (2,846,007)
                                                -----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         $ (53,147,725)    $(4,405,642)   $   19,532,541  $  28,332,109    $ 2,760,815
                                                -=================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 were as follows:



                                          FRANKLIN       FRANKLIN GLOBAL      FRANKLIN GLOBAL       FRANKLIN GROWTH
                                    AGGRESSIVE GROWTH    COMMUNICATIONS         HEALTH CARE          AND INCOME       FRANKLIN HIGH
                                      SECURITIES FUND    SECURITIES FUND      SECURITIES FUND      SECURITIES FUND      INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases                             $12,030,380          $244,860,690         $23,863,190         $399,904,472        $30,132,217
Sales                                 $11,592,234          $292,532,080         $22,474,143         $463,404,824        $43,945,555



                                                         FRANKLIN LARGE            FRANKLIN                               FRANKLIN
                                      FRANKLIN INCOME    CAP GROWTH           NATURAL RESOURCES   FRANKLIN REAL     RISING DIVIDENDS
                                      SECURITIES FUND    SECURITIES FUND      SECURITIES FUND      ESTATE FUND       SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases                             $110,713,082         $124,649,891         $16,894,865        $42,477,123         $16,390,684
Sales                                 $108,160,502         $175,711,166         $17,458,391        $25,618,852         $45,952,089



                                    FRANKLIN S&P 500   FRANKLIN Small       Franklin Technology      Franklin U.S.   Franklin Value
                                       Index Fund         Cap Fund           Securities Fund      Government Fund   Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Purchases                             $9,754,429        $160,059,141            $17,378,956        $28,689,298          $23,442,263
Sales                                 $3,909,535        $113,670,813            $11,766,687        $46,744,148          $ 4,884,968

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)

5. INVESTMENT TRANACTIONS (CONT.)


                                                   FRANKLIN          FRANKLIN             MUTUAL          MUTUAL       TEMPLETON
                                                 ZERO COUPON       ZERO COUPON          DISCOVERY         SHARES         ASSET
                                                 FUND - 2005       FUND - 2010      SECURITIES FUND  SECURITIES FUND  STRATEGY FUND
-----------------------------------------------------------------------------------------------------------------------------------
Purchases                                        $  392,015        $ 6,035,270        $61,046,321       $148,687,420   $128,505,824
Sales                                            $5,225,280        $13,630,476        $45,405,916       $108,735,115   $116,191,016

                                                                                                                        TEMPLETON
                                                   TEMPLETON          TEMPLETON        TEMPLETON         TEMPLETON   INTERNATIONAL
                                               DEVELOPING MARKETS   GLOBAL INCOME        GROWTH         NTERNATIONAL   SMALLER
                                                 SECURITIES FUND   SECURITIES FUND   SECURITIES FUND  SECURITIES FUND COMPANIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                        $115,909,898      $44,875,288     $205,007,252       $118,262,930    $8,021,404
Sales                                            $ 95,541,083      $43,007,364     $246,257,101       $110,019,207    $5,507,762

Transactions in call options written during the period ended June 30, 2001 were as follows:

MUTUAL SHARES SECURITIES FUND

                                                 NUMBER OF      PREMIUMS
                                                 CONTRACTS      RECEIVED
--------------------------------------------------------------------------
   Options outstanding at December 31, 2000            32       $ 6,530
   Options expired                                    (32)      (6,530)
                                                --------------------------
   Options outstanding at June 30, 2001                         $
                                                ==========================


6. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS

At June 30, 2001, certain funds have outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at each fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

MUTUAL DISCOVERY SECURITIES FUND

Contracts to Buy                       IN                        UNREALIZED
Gains/(Losses)                    Exchange For   Settlement Date GAINS/(LOSSES)
-------------------------------------------------------------------------------
   875,000  Hong Kong Dollars     U.S.$  112,179    7/19/01       U.S. $    7


CONTRACTS TO SELL
-------------------------------------------------------------------------------
11,790,616  Danish Krone          U.S.$  1,389,718   7/16/01      U.S.$  49,686
10,419,733  British Pounds              14,709,934   7/18/01             66,175
 8,734,593  Hong Kong Dollars            1,120,930   7/19/01              1,034
 1,400,000  European Unit                1,200,836   7/25/01             16,253
   250,000  Canadian Dollars               164,830   7/31/01                192
16,109,600  Swedish Krona                1,630,016   7/31/01            150,640
 1,338,348  European Unit                1,195,459   8/01/01             63,184
 3,358,306  European Unit                3,087,521   8/02/01            246,362
17,179,372  Norwegian Krone              1,863,778   8/14/01             32,031
14,743,396  European Unit               13,487,060   8/16/01          1,016,962
67,232,242  Swedish Krona                6,462,300   8/21/01            290,355
   242,963  European Unit                  207,491   9/24/01              2,116
395,028,284 Japanese Yen                 3,213,833   9/27/01             16,065
403,672,000 South Korean Won               308,713  11/15/01            130,665
 9,421,149  European Unit                8,230,188  11/21/01            271,266
 1,045,500  Swiss Francs                   592,431  12/13/01              8,853
                                       -----------                   ----------
                                 U.S.  $58,865,038                    2,361,839
                                      ============                    ---------

Unrealized gain on forward
 exchange contracts.                                             U.S.$2,361,846
                                                                   ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)

6. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS (CONT.)

MUTUAL DISCOVERY SECURITIES FUND (CONT.)


CONTRACTS TO BUY                       IN                        UNREALIZED
GAINS/(LOSSES)                    EXCHANGE FOR   SETTLEMENT DATE GAINS/(LOSSES)
-------------------------------------------------------------------------------
 3,725,122   Hong Kong Dollar    U.S. $  477,824   7/19/01       U.S.$    (212)
                                      ==========                    -----------
CONTRACTS TO SELL
------------------------------------------------------------------------------
    50,000  British Pounds       U.S. $  69,933    7/18/01      U.S. $  (336)
 1,779,250  South African Rand          219,382    7/23/01              (357)
   255,820  Canadian Dollars            166,703    7/31/01            (1,768)
 1,329,366  Norwegian Krone             140,583    8/14/01            (1,160)
 1,666,762  Canadian Dollars          1,084,062    8/16/01           (13,278)
10,679,206  Canadian Dollars          6,931,090    8/31/01           (97,908)
 7,036,736  Swiss Francs              3,914,953   12/13/01           (12,818)
                                     ----------                    -----------
                              U.S.  $12,526,706                     (127,625)
                                    ============                   -----------
Unrealized loss on forward
 exchange contracts                                                 (127,837)
                                                                   -----------
 Net unrealized gain on
 forward exchange contracts                                    U.S.$2,234,009
                                                                   ===========
MUTUAL SHARES SECURITIES FUND


CONTRACTS TO BUY                       IN                        UNREALIZED
GAINS/(LOSSES)                    EXCHANGE FOR   SETTLEMENT DATE GAINS/(LOSSES)
-------------------------------------------------------------------------------
 1,135,000  Hong Kong Dollars    U.S.$  145,513    7/19/01       U.S.$    10
                                     ===========                    ---------
CONTRACTS TO SELL:
-------------------------------------------------------------------------------
 6,612,275  Danish Krone         U.S.$  778,432    7/16/01      U.S.$ 26,932
12,791,326  British Pounds           18,058,820    7/18/01            82,054
10,635,153  Hong Kong Dollars         1,364,826    7/19/01             1,252
 1,775,000  European Unit             1,519,605    7/25/01            17,723
 1,277,000  Canadian Dollars            841,706    7/31/01               735
 5,000,000  Swedish Krona               494,805    7/31/01            35,645
   875,000  European Unit               808,141    8/01/01            67,871
 3,885,978  European Unit             3,507,414    8/02/01           219,840
   250,000  British Pounds              352,176    8/02/01               983
10,970,824  European Unit            10,020,206    8/16/01           740,984
   941,100  Swedish Krona                88,734    8/21/01             2,341
 1,000,000  Canadian Dollars            659,935    8/31/01             1,741
 1,496,917  European Unit             1,271,228    9/24/01             5,861
   273,617  British Pounds              384,706    9/25/01             1,185
627,978,071 Japanese Yen              5,109,043    9/27/01            25,538
14,792,373  European Unit            12,849,139   11/21/01           352,643
   798,214  Swiss Francs                449,493   12/13/01             3,945
                                    -----------                    -----------
                                U.S.$58,558,409                    1,587,273
                                    ============                   -----------
 Unrealized gain on forward
 exchange contracts                                            U.S.$1,587,283
                                                                   ------------

CONTRACTS TO BUY:
-------------------------------------------------------------------------------
 4,070,183  Hong Kong Dollar     U.S.$  522,059    7/19/01      U.S. $  (205)
 3,793,044  Swedish Krona               361,975    7/31/01           (13,653)
   130,000  Swedish Krona                11,943    8/21/01                (8)
                                     -----------                     ---------
                                  U.S.$  895,977              U.S. $ (13,866)
                                     ==========                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)

6. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS (CONT.)

MUTUAL SHARES SECURITIES FUND


CONTRACTS TO BUY                       IN                        UNREALIZED
GAINS/(LOSSES)                    EXCHANGE FOR   SETTLEMENT DATE GAINS/(LOSSES)
-------------------------------------------------------------------------------
  100,000  British Pounds       U.S.$  139,866    7/18/01      U.S.$   (673)
  692,098  Canadian Dollars            452,947    7/31/01            (2,835)
  321,444  Canadian Dollars            321,444    8/16/01            (7,740)
3,873,141  Canadian Dollars          3,873,141    8/31/01           (55,151)
  928,482  Swiss Francs                928,482                       (3,040)
                                     ---------                      ----------
                                U.S.$5,715,880                      (69,439)
                                    ===========                     ---------
Unrealized loss on forward
  exchange contracts                                                (83,305)
                                                                    ---------
  Net unrealized gain on
   forward exchange contracts                                U.S.$1,503,978
                                                                 ===========

As of June 30, 2001, the Franklin S&P 500 Index Fund had the following futures contracts outstanding:


                                   Number             Contracts
                                    of    Delivery      Face         Unrealized
Contracts to Buy                  Contracts  Dates      Value           Loss
-------------------------------------------------------------------------------
S&P 500 Index, Sept. 01               3      9/15/01   $955,477        $31,702

7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Growth and Income Securities Fund, the Franklin High Income Fund and the Franklin Income Securities Fund have 5.6%, 100% and 35.3%, respectively, of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 2001, the Franklin High Income Fund, the Franklin Income Securities Fund, the Mutual Discovery Securities Fund, and the Mutual Shares Securities Fund held defaulted securities with values aggregating $2,897,925, $3,574,854, $12,814,523, and $35,416,667, respectively, representing 1.7%, .6%, 6.7%, and 6.4%, respectively, of each fund's net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer.

Restricted securities held at June 30,2001 are as follows:

                                                ACQUISITION
  SHARES     ISSUER                                DATE      COST       VALUE
-------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund
      944    Micro Photonix Integration Corp.,
               pfd., C (.04% of Net Assets)      6/23/00   $  5,962    $ 4,720
                                                                       ========
Franklin Income Securities Fund
3,591,464    Continucare Corp.                   6/16/00   $2,469,132  $    --
                                                                       ========
Franklin Small Cap Fund
   41,093    3Ware Inc., pfd., D (.03%
               of Net Assets)                    /28/00   $  229,176  $164,372
                                                                      ========

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANICAL STATEMENT (UNAUDITED) (CONTINUED)


8. RESTRICTED SECURITIES (CONT.)

                                                Acquisition
  Shares     Issuer                                Date      Cost       Value
-------------------------------------------------------------------------------
FRANKLIN TECHNOLOGY SECURITIES FUND
    1,384    Micro Photonix Integration
             Corp., pfd. C (.10% of Net Assets) 6/23/00    $ 8,740   $  6,920
                                                                     =========
MUTUAL DISCOVERY SECURITIES FUND
   13,770    Security Capital European Realty   4/08/98  $ 275,400 $  215,019
    5,000    White Mountains Insurance
             Group, Inc., cvt. pfd.             6/01/01  1,000,000  1,693,125
                                                                   ===========
             TOTAL RESTRICTED SECURITIES (.99% of Net Assets)      $1,908,144
                                                                   ==========
MUTUAL SHARES SECURITIES FUND
   27,030    Securitiy Capital European
                Realty                          4/08/98 $  540,600 $  422,073
   15,000    White Mountains Insurance
               Group, Inc., cvt. pfd.           6/01/01  3,000,000  5,079,375
                                                                    -----------
             Total Restricted Securities (1.00% of Net Assets)     $5,501,448
                                                                   ===========

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
   24,500    American Standard Sanitaryware
             Public Co Ltd., fgn (.02% of Net
              Assests)                          11/11/94  $ 392,833  $  68,176
                                                                    -----------


9. LIQUIDATION OFTEMPLETONPACIFIC GROWTHFUND

On March 30, 2001, as a result of a substitution transaction, the Templeton International Securities Fund acquired all of the net assests of the Templeton Pacific Growth Fund. In connection with this liquidation, the Templeton International Securities Fund acquired the portfolio securities and other assests and liabilities of the liquidating fund in exchange for capital shares with an equivalent value. The Templeton International Securities Fund acquired net assets from the Templeton Pacific Growth Fund in the amount of $39,368,803 and issued 2,347,649 Class 1 shares and 5,573 Class 2 shares.

10. OTHERCONSIDERATIONS

Advisers, as the manager of certain funds, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the Official Committee of Unsecured Creditors of Anacomp, Inc., Arch Escrow Corp., Metrocall Inc., RBX Corp. and Styling Technology Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. The funds' Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TAX DESIGNATION

At December 31, 2000, more than 50% of the Mutual Discovery Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton Growth Securities Fund, the Templeton International Securities Fund, and the Templeton International Smaller Companies Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Funds intend to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them.

The following tables provide a breakdown by country of foreign source income and foreign taxes paid, as designated by each Fund, to Class 1 and Class 2 shareholders of record on June 14, 2001. >

MUTUAL DISCOVERY SECURITIES FUND

                     CLASS 1                CLASS 2
------------------------------------------------------------
                  FOREIGN  FOREIGN      FOREIGN  FOREIGN
                    TAX    SOURCE         TAX    SOURCE
                   PAID    INCOME        PAID    INCOME
COUNTRY          PER SHARE PER SHARE  PER SHARE PER SHARE
-----------------------------------------------------------
Belgium            0.0009   0.0051      0.0009    0.0051
Canada             0.0013   0.0074      0.0013    0.0073
France             0.0051   0.0342      0.0051    0.0337
Germany            0.0004   0.0031      0.0004    0.0030
Hong Kong          0.0000   0.0004      0.0000    0.0003
Ireland            0.0000   0.0055      0.0000    0.0054
Japan              0.0003   0.0017      0.0003    0.0017
Netherlands        0.0004   0.0019      0.0004    0.0019
New Zealand        0.0000   0.0035      0.0000    0.0034
Portugal           0.0001   0.0006      0.0001    0.0006
Singapore          0.0001   0.0004      0.0001    0.0004
South Africa       0.0000   0.0005      0.0000    0.0005
Spain              0.0002   0.0011      0.0002    0.0011
Sweden             0.0042   0.0236      0.0042    0.0232
Switzerland        0.0005   0.0060      0.0005    0.0059
United Kingdom     0.0117   0.0517      0.0117    0.0509
-----------------------------------------------------------
TOTAL             $0.0252  $0.1467     $0.0252   $0.1444
                ===========================================



TEMPLETON ASSET STRATEGY FUND

                     CLASS 1                CLASS 2
-----------------------------------------------------------
                  FOREIGN  FOREIGN      FOREIGN  FOREIGN
                    TAX    SOURCE         TAX    SOURCE
                   PAID    INCOME        PAID    INCOME
COUNTRY          PER SHARE PER SHARE  PER SHARE PER SHARE
-----------------------------------------------------------
Argentina          0.0000   0.0002      0.0000    0.0002
Australia          0.0000   0.0015      0.0000    0.0014
Bermuda            0.0000   0.0062      0.0000    0.0058
Brazil             0.0003   0.0017      0.0003    0.0016
Canada             0.0008   0.0042      0.0008    0.0040
Chile             -0.0003   0.0004     -0.0003    0.0004
Denmark            0.0000   0.0001      0.0000    0.0001
Ecuador            0.0000   0.0006      0.0000    0.0006
France             0.0027   0.0159      0.0027    0.0150
Germany            0.0007   0.0064      0.0007    0.0060
Hong Kong          0.0000   0.0154      0.0000    0.0144
India              0.0000   0.0009      0.0000    0.0009
Indonesia          0.0013   0.0067      0.0013    0.0063
Israel             0.0004   0.0011      0.0004    0.0010
Italy              0.0011   0.0071      0.0011    0.0067
Japan              0.0005   0.0026      0.0005    0.0025
Mexico             0.0003   0.0043      0.0003    0.0041
Netherlands        0.0021   0.0135      0.0021    0.0127
New Zealand        0.0017   0.0087      0.0017    0.0081
Panama             0.0000   0.0001      0.0000    0.0001
Peru               0.0000   0.0023      0.0000    0.0022
Portugal           0.0004   0.0017      0.0004    0.0016
Singapore         -0.0003   0.0000     -0.0003    0.0000
South Africa       0.0000   0.0030      0.0000    0.0028
South Korea        0.0001   0.0004      0.0001    0.0004
Spain              0.0006   0.0038      0.0006    0.0035
Sweden             0.0003   0.0033      0.0003    0.0031
Switzerland        0.0010   0.0049      0.0010    0.0046
United Kingdom     0.0070   0.0787      0.0070    0.0740
Uruguay            0.0000   0.0000      0.0000    0.0000
Venezuela          0.0000   0.0001      0.0000    0.0001
-----------------------------------------------------------
TOTAL             $0.0207  $0.1958     $0.0207   $0.1842
                 ========================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

                     CLASS 1                CLASS 2
-----------------------------------------------------------
                  FOREIGN  FOREIGN      FOREIGN  FOREIGN
                    TAX    SOURCE         TAX    SOURCE
                   PAID    INCOME        PAID    INCOME
COUNTRY          PER SHARE PER SHARE  PER SHARE PER SHARE
-----------------------------------------------------------
Argentina          0.0000   0.0015      0.0000    0.0013
Austria            0.0004   0.0012      0.0004    0.0011
Brazil             0.0026   0.0214      0.0026    0.0184
China              0.0000   0.0001      0.0000    0.0001
Colombia           0.0000   0.0002      0.0000    0.0002
Egypt              0.0000   0.0007      0.0000    0.0006
Estonia            0.0001   0.0002      0.0001    0.0002
Greece             0.0000   0.0003      0.0000    0.0003
Hong Kong          0.0000   0.0025      0.0000    0.0022
Hungary            0.0006   0.0014      0.0006    0.0013
India              0.0000   0.0003      0.0000    0.0002
Indonesia          0.0010   0.0030      0.0010    0.0026
Israel             0.0004   0.0010      0.0004    0.0008
Malaysia           0.0003   0.0004      0.0003    0.0004
Mexico             0.0002   0.0051      0.0002    0.0045
Pakistan           0.0005   0.0015      0.0005    0.0013
Peru               0.0000   0.0001      0.0000    0.0001
Philippines        0.0002   0.0003      0.0002    0.0003
Poland             0.0004   0.0013      0.0004    0.0012
Russia             0.0000   0.0002      0.0000    0.0002
Singapore          0.0026   0.0049      0.0026    0.0044
South Africa       0.0001   0.0082      0.0001    0.0072
South Korea        0.0004   0.0011      0.0004    0.0010
Taiwan             0.0002   0.0002      0.0002    0.0002
Thailand           0.0006   0.0027      0.0006    0.0024
Turkey             0.0000   0.0006      0.0000    0.0006
United Kingdom     0.0001   0.0005      0.0001    0.0005
Venezuela          0.0000   0.0006      0.0000    0.0006
----------------------------------------------------------
TOTAL             $0.0107  $0.0615     $0.0107   $0.0542
                ==========================================



TEMPLETON GROWTH SECURITIES FUND

                     CLASS 1                CLASS 2
----------------------------------------------------------
                  FOREIGN  FOREIGN      FOREIGN  FOREIGN
                    TAX    SOURCE         TAX    SOURCE
                   PAID    INCOME        PAID    INCOME
COUNTRY          PER SHAREPER SHARE    PER SHAREPER SHARE
-----------------------------------------------------------
Argentina          0.0000   0.0014      0.0000    0.0013
Australia          0.0001   0.0150      0.0001    0.0147
Austria            0.0002   0.0015      0.0002    0.0015
Bermuda            0.0000   0.0044      0.0000    0.0043
Brazil             0.0015   0.0103      0.0015    0.0100
Canada             0.0008   0.0060      0.0008    0.0058
Chile              0.0006   0.0024      0.0006    0.0023
China              0.0000   0.0029      0.0000    0.0029
Finland            0.0016   0.0096      0.0016    0.0093
France             0.0013   0.0070      0.0013    0.0069
Germany            0.0011   0.0093      0.0011    0.0091
Hong Kong          0.0000   0.0256      0.0000    0.0249
Italy              0.0009   0.0054      0.0009    0.0053
Japan              0.0006   0.0034      0.0006    0.0033
Mexico             0.0006   0.0068      0.0006    0.0066
Netherlands        0.0016   0.0109      0.0016    0.0106
New Zealand        0.0006   0.0036      0.0006    0.0035
Norway             0.0002   0.0009      0.0002    0.0009
Singapore          0.0006   0.0020      0.0006    0.0020
South Korea        0.0004   0.0022      0.0004    0.0021
Spain              0.0011   0.0063      0.0011    0.0061
Sweden             0.0011   0.0084      0.0011    0.0082
Switzerland        0.0003   0.0018      0.0003    0.0018
United Kingdom     0.0070   0.0607      0.0070    0.0592
-----------------------------------------------------------
TOTAL             $0.0222  $0.2078     $0.0222   $0.2026
                 ==========================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

                     CLASS 1                CLASS 2
-----------------------------------------------------------
                  FOREIGN  FOREIGN      FOREIGN  FOREIGN
                    TAX    SOURCE         TAX    SOURCE
                   PAID    INCOME        PAID    INCOME
COUNTRY          PER SHAREPER SHARE    PER SHAREPER SHARE
-----------------------------------------------------------
Argentina          0.0000   0.0017      0.0000    0.0016
Australia          0.0002   0.0296      0.0002    0.0291
Austria            0.0016   0.0089      0.0016    0.0087
Bermuda            0.0000   0.0098      0.0000    0.0097
Brazil             0.0035   0.0277      0.0035    0.0272
Canada             0.0019   0.0112      0.0019    0.0110
Chile              0.0003   0.0033      0.0003    0.0032
China              0.0000   0.0002      0.0000    0.0002
Finland            0.0031   0.0142      0.0031    0.0139
France             0.0055   0.0332      0.0055    0.0326
Germany            0.0037   0.0310      0.0037    0.0304
Hong Kong          0.0007   0.0438      0.0007    0.0431
Israel             0.0003   0.0011      0.0003    0.0011
Italy              0.0015   0.0087      0.0015    0.0086
Japan              0.0017   0.0099      0.0017    0.0097
Mexico             0.0006   0.0076      0.0006    0.0075
Netherlands        0.0080   0.0591      0.0080    0.0580
New Zealand        0.0045   0.0256      0.0045    0.0252
Peru               0.0000   0.0050      0.0000    0.0049
Philippines        0.0002   0.0008      0.0002    0.0008
Portugal           0.0009   0.0050      0.0009    0.0049
South Korea        0.0005   0.0026      0.0005    0.0025
Spain              0.0029   0.0167      0.0029    0.0164
Sweden             0.0024   0.0141      0.0024    0.0139
Switzerland        0.0010   0.0055      0.0010    0.0054
United Kingdom     0.0236   0.2725      0.0236    0.2677
---------------------------------------------------------
TOTAL             $0.0686  $0.6488     $0.0686   $0.6373
                =========================================



TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

                     CLASS 1                CLASS 2
----------------------------------------------------------
                  FOREIGN  FOREIGN      FOREIGN  FOREIGN
                    TAX    SOURCE         TAX    SOURCE
                   PAID    INCOME        PAID    INCOME
COUNTRY          PER SHAREPER SHARE    PER SHAREPER SHARE
-----------------------------------------------------------
Australia          0.0010   0.0113      0.0010    0.0107
Austria            0.0008   0.0037      0.0008    0.0035
Bermuda            0.0000   0.0153      0.0000    0.0145
Brazil             0.0023   0.0108      0.0023    0.0103
Canada             0.0025   0.0121      0.0025    0.0115
China              0.0000   0.0082      0.0000    0.0078
Denmark            0.0008   0.0040      0.0008    0.0038
Finland            0.0003   0.0016      0.0003    0.0015
France             0.0001   0.0011      0.0001    0.0011
Germany            0.0003   0.0022      0.0003    0.0021
Hong Kong          0.0000   0.0356      0.0000    0.0337
India              0.0000   0.0098      0.0000    0.0093
Indonesia          0.0003   0.0012      0.0003    0.0012
Japan              0.0003   0.0014      0.0003    0.0014
Luxembourg         0.0001   0.0008      0.0001    0.0007
Mexico             0.0000   0.0005      0.0000    0.0004
Netherlands        0.0043   0.0234      0.0043    0.0222
New Zealand        0.0006   0.0030      0.0006    0.0029
Norway             0.0009   0.0053      0.0009    0.0050
Portugal           0.0004   0.0016      0.0004    0.0015
South Africa       0.0000   0.0012      0.0000    0.0012
South Korea        0.0002   0.0010      0.0002    0.0010
Spain              0.0016   0.0076      0.0016    0.0072
Sweden             0.0013   0.0061      0.0013    0.0058
Switzerland        0.0074   0.0071      0.0074    0.0067
Thailand           0.0012   0.0089      0.0012    0.0084
United Kingdom     0.0060   0.0455      0.0060    0.0432
----------------------------------------------------------
TOTAL             $0.0327  $0.2303     $0.0327   $0.2186
                 ========================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.



292